UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	09-30-2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

Semiannual Report
September 30, 2010

American Century Investments®

Core Plus Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Core Plus

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	28
Statement of Operations	29
Statement of Changes in Net Assets	30
Notes to Financial Statements	31
Financial Highlights	39

Other Information

Proxy Voting Results	45
Approval of Management Agreement	46
Additional Information	51
Index Definitions	52

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

 President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

 Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic, Investor Uncertainty

Bonds produced solid returns during the six months ended September 30, 2010 (see the accompanying table). Economic growth and financial market performance were uneven, fueling investor uncertainty, which helped demand for bonds. On the one hand, the economy managed positive growth so far in 2010. On the other hand, the housing market and consumer debt levels remained concerns, while the unemployment rate ended September at 9.6%. The Federal Reserve (the Fed) talked about the growing risk of deflation, and investors began to anticipate another round of quantitative easing (government bond purchases by the Fed to further expand the money supply). To help keep borrowing costs low and stimulate growth, the Fed kept its short-term interest rate target (a key determinant of money market yields) near zero.

Paltry interest rates encouraged investors to reach for more yield, helping longer-dated, higher-yielding securities do best. In the Treasury market, this meant the 30-year bond was by far the best-performing maturity segment. Corporate bonds also benefited from demand by yield-hungry investors; however, worries about the economy and potential fallout from the sovereign debt crisis meant higher-quality investment-grade debt was favored over high-yield bonds.

Government agency mortgage-backed securities (MBS) had modest, positive returns, but lagged other segments of the taxable bond market. In part this was because the Fed ended its active support for this market in March 2010. In addition, MBS yields were at historically low levels relative to Treasuries, meaning they offered little incentive for investors to take on the additional risks these securities entail.

Cash returns were essentially flat for the six months, reflecting the Fed’s policy of extremely low rates. Finally, Treasury inflation-linked securities had positive returns but lagged nominal Treasuries in this low-inflation environment.

Yield Curve Fell, Flattened

With the Fed openly debating the possibility of deflation and investors buying longer-term Treasuries, the Treasury yield curve shifted lower and flattened during the six months. The two-year Treasury note yield fell from 1.02% to 0.43%, and its 30-year counterpart (most sensitive to inflation/deflation concerns) fell from 4.71% to 3.69%.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2010*
Barclays Capital U.S. Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
Three-Month Bill	0.09%	Corporate (investment-grade)	8.29%
Two-Year Note	1.79%	Treasury	7.54%
10-Year Note	13.25%	Corporate High-Yield	6.60%
30-Year Bond	20.70%	TIPS (inflation-linked)	6.40%
*Total returns for periods less than one year are not annualized.		Aggregate	6.05%
		MBS (mortgage-backed)	3.52%

3

 Performance
Core Plus

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	Since Inception	Inception Date
Investor Class	ACCNX	6.21%	9.19%	7.98%	11/30/06
Barclays Capital U.S. Aggregate Bond Index	—	6.05%	8.16%	6.65%	—
Institutional Class	ACCUX	6.32%	9.51%	8.19%	11/30/06
A Class No sales charge* With sales charge*	ACCQX	6.08% 1.29%	9.02% 4.10%	7.71% 6.43%	11/30/06
B Class No sales charge* With sales charge*	ACCJX	5.69% 0.69%	8.21% 4.21%	6.91% 6.26%	11/30/06
C Class No sales charge* With sales charge*	ACCKX	5.68% 4.68%	8.21% 8.21%	6.91% 6.91%	11/30/06
R Class	ACCPX	5.94%	8.74%	7.44%	11/30/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

4

Core Plus

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.66%	0.46%	0.91%	1.66%	1.66%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

5

 Portfolio Commentary
Core Plus

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Core Plus returned 6.21%* for the six months ended September 30, 2010. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 6.05%. See pages 4 and 5 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

Core Plus’ absolute returns reflected the solid performance of investment-grade bonds in the last six months. Relative to the benchmark, the portfolio outperformed thanks to a number of security and sector selection decisions, in addition to a modest contribution to results from a yield curve flattener trade.

Sector Allocation Key

Sector allocation made a key contribution to the portfolio’s performance relative to the benchmark. Specifically, it was beneficial to hold an overweight position in investment-grade corporate securities, which comprised the best-performing segment of the taxable bond market. Because of concern about the economy, the portfolio managers favored bonds issued by companies with healthy and improving balance sheets in stable, non-cyclical industries that they believe can do well or improve profitability through innovation or cost cuts, rather than requiring top-line economic growth.

Performance within the corporate allocation could have been even better, however, because select economically sensitive issues did well, while some of the portfolio’s overweight positions lagged slightly. In addition, Core Plus held a little less than 10% of assets in high-yield corporate bonds. High-yield securities trailed investment-grade corporate securities in the six months; nevertheless, high-yield bonds outperformed the broad Aggregate Bond Index, so this positioning helped results compared with the benchmark.

Elsewhere, it was also beneficial to hold an underweight position in sovereign debt. However, it detracted modestly from relative performance to hold an underweight position in Treasury debt.

Security Selection in Mortgage Component Helped

Within the mortgage component, we held an underweight position in traditional pass-through government agency mortgage-backed securities (MBS) in favor of higher-yielding commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). We avoided traditional MBS because their yields stood at historically low levels on an absolute basis and relative to the income payouts available on Treasury securities. At the same time, the prevailing low interest rate environment meant investors faced questions about the possibility of a wave of home loan refinancings in the short term, balanced against the likelihood of higher rates and MBS underperformance down the road should the economy eventually improve.

6

Core Plus

Favoring CMBS and CMOs helped performance. Investors favored these “structured mortgage products,” which are less likely to experience sharp price volatility as a result of refinancing and the risk of rapidly changing interest rates.

Yield Curve Trade

In late 2009, when the slope of the Treasury yield curve approached record levels of steepness, we put in place a yield curve “flattening” trade. We implemented the trade using two- and 30-year Treasury futures (based on the expectation that the yield difference between two- and 30-year securities would narrow going forward). The trade was “duration neutral,” meaning we added no additional interest rate risk in taking the position. This trade was designed to benefit from either a greater rise in short-maturity yields than long-maturity (a “bear flattener”) or a greater decline in long-maturity yields than short-maturity (a “bull flattener”). In the last six months, we’ve seen mostly a bull flattener.

Outlook

“We have a cautious outlook for the economy and fixed-income markets,” said Portfolio Manager Bob Gahagan. “With respect to the economy, we believe the consumer faces a number of challenges in terms of jobs, housing, and the availability of credit. In addition, the money supply is contracting, leading to questions about the Federal Reserve’s ability to aid the economy further. Similarly, the effect of the government’s stimulus plan is waning, and it’s not clear there is any more help in the pipeline. And while an environment of slow growth and modest inflation is typically good for high-quality bonds, yields are already so low that it’s hard to see a sustained rally from here. Nevertheless, positive economic growth and cost cutting mean corporate profits and credit quality have improved.”

“Those conditions have important implications for fixed-income investors. With interest rates so low, many are reaching for yield by buying higher-yielding, longer-term or lower-rated securities. But we are mindful of the old investing axiom that more money has been lost chasing yield than in any other pursuit. In this environment, we are sticking to our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. As a result of that process, we are likely to maintain a duration (price sensitivity to interest rate changes) close to that of the benchmark. In terms of sector allocation, we continue to favor a modest overweight to corporate securities that we believe can do well even under comparatively weak economic conditions. We are also likely to maintain a modest underweight to Treasuries, whose yields remain near record lows. And in the mortgage segment, we are likely to continue to overweight structured mortgage products at the expense of traditional MBS.”

7

Core Plus

Portfolio at a Glance
As of 9/30/10
Average Duration (effective)	4.7 years
Weighted Average Life	6.3 years

Yields as of September 30, 2010
30-Day SEC Yield
Investor Class	2.38%
Institutional Class	2.58%
A Class	2.04%
B Class	1.39%
C Class	1.39%
R Class	1.89%

Types of Investments in Portfolio
% of net assets as of 9/30/10
U.S. Treasury Securities	32.7%
Corporate Bonds	32.7%
U.S. Government Agency Mortgage-Backed Securities	12.2%
Commercial Mortgage-Backed Securities	7.1%
Collateralized Mortgage Obligations	4.0%
Sovereign Governments & Agencies	3.1%
U.S. Government Agency Securities and Equivalents	2.4%
Municipal Securities	1.8%
Short-Term Investments	0.1%
Asset-Backed Securities	—*
Temporary Cash Investments	4.9%
Other Assets and Liabilities	(1.0)%

* Category is less than 0.05% of net assets.

8

 Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to  September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 - 9/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,062.10	$3.41	0.66%
Institutional Class	$1,000	$1,063.20	$2.38	0.46%
A Class	$1,000	$1,060.80	$4.70	0.91%
B Class	$1,000	$1,056.90	$8.56	1.66%
C Class	$1,000	$1,056.80	$8.56	1.66%
R Class	$1,000	$1,059.40	$5.99	1.16%
Hypothetical
Investor Class	$1,000	$1,021.76	$3.35	0.66%
Institutional Class	$1,000	$1,022.76	$2.33	0.46%
A Class	$1,000	$1,020.51	$4.61	0.91%
B Class	$1,000	$1,016.75	$8.39	1.66%
C Class	$1,000	$1,016.75	$8.39	1.66%
R Class	$1,000	$1,019.25	$5.87	1.16%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

 Schedule of Investments
Core Plus

SEPTEMBER 30, 2010 (UNAUDITED)

	Principal Amount	Value
U.S. Treasury Securities — 32.7%
U.S. Treasury Bonds, 8.125%, 8/15/21(1)	$310,000	$469,892
U.S. Treasury Bonds, 5.25%, 2/15/29(1)	1,372,000	1,734,294
U.S. Treasury Bonds, 5.375%, 2/15/31(1)	1,000,000	1,287,500
U.S. Treasury Bonds, 3.50%, 2/15/39(1)	300,000	290,203
U.S. Treasury Bonds, 4.25%, 5/15/39(1)	200,000	219,906
U.S. Treasury Bonds, 4.375%, 11/15/39(1)	1,130,000	1,267,542
U.S. Treasury Bonds, 4.625%, 2/15/40(1)	1,500,000	1,752,422
U.S. Treasury Bonds, 4.375%, 5/15/40(1)	600,000	673,780
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15(1)	1,187,420	1,270,262
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20(1)	937,589	998,313
U.S. Treasury Notes, 1.00%, 10/31/11(1)	7,250,000	7,305,223
U.S. Treasury Notes, 0.75%, 11/30/11(1)	9,000,000	9,046,764
U.S. Treasury Notes, 0.875%, 1/31/12(1)	8,000,000	8,059,064
U.S. Treasury Notes, 1.875%, 6/15/12(1)	1,500,000	1,538,613
U.S. Treasury Notes, 4.25%, 9/30/12(1)	280,000	301,416
U.S. Treasury Notes, 2.625%, 12/31/14(1)	4,700,000	5,009,542
U.S. Treasury Notes, 1.875%, 6/30/15(1)	5,500,000	5,669,730
U.S. Treasury Notes, 1.75%, 7/31/15(1)	2,000,000	2,048,914
U.S. Treasury Notes, 1.25%, 8/31/15(1)	4,000	4,001
U.S. Treasury Notes, 2.375%, 7/31/17(1)	1,000,000	1,033,281
U.S. Treasury Notes, 3.625%, 2/15/20(1)	400,000	438,812
TOTAL U.S. TREASURY SECURITIES(Cost $49,102,091)		50,419,474
Corporate Bonds — 32.7%
AEROSPACE & DEFENSE — 0.6%
Bombardier, Inc., 7.50%, 3/15/18(1)(2)	100,000	108,000
Honeywell International, Inc., 5.30%, 3/15/17(1)	30,000	34,909
Honeywell International, Inc., 5.30%, 3/1/18(1)	60,000	70,289
L-3 Communications Corp., 5.875%, 1/15/15(1)	100,000	102,750
L-3 Communications Corp., 5.20%, 10/15/19(1)	50,000	54,138
Lockheed Martin Corp., 7.65%, 5/1/16(1)	50,000	63,542
Lockheed Martin Corp., 5.50%, 11/15/39(1)	50,000	55,330
Northrop Grumman Corp., 3.70%, 8/1/14(1)	30,000	32,214
Triumph Group, Inc., 8.00%, 11/15/17(1)	50,000	51,500
United Technologies Corp., 6.125%, 2/1/19(1)	80,000	99,141
United Technologies Corp., 6.05%, 6/1/36(1)	95,000	112,852
United Technologies Corp., 6.125%, 7/15/38(1)	20,000	24,241
United Technologies Corp., 5.70%, 4/15/40(1)	80,000	91,992
		900,898
AUTO COMPONENTS — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16(1)	50,000	50,500
TRW Automotive, Inc., 8.875%, 12/1/17(1)(2)	50,000	55,000
		105,500
AUTOMOBILES — 0.3%
American Honda Finance Corp., 2.375%, 3/18/13(1)(2)	150,000	153,453
American Honda Finance Corp., 2.50%, 9/21/15(1)(2)	190,000	191,845
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(1)(2)	60,000	61,884
		407,182
BEVERAGES — 0.8%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12(1)	120,000	124,635
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 11/15/14(1)(2)	100,000	112,391

11

Core Plus

	Principal Amount	Value
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(1)(2)	$200,000	$259,860
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19(2)	250,000	311,673
Diageo Capital plc, 5.20%, 1/30/13(1)	40,000	43,621
Dr Pepper Snapple Group, Inc., 6.82%, 5/1/18(1)	195,000	241,632
PepsiAmericas, Inc., 4.375%, 2/15/14(1)	30,000	33,049
SABMiller plc, 6.20%, 7/1/11(1)(2)	30,000	31,144
		1,158,005
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 5.85%, 6/1/17(1)	90,000	107,610
Amgen, Inc., 3.45%, 10/1/20(1)	80,000	80,706
		188,316
BUILDING PRODUCTS — 0.1%
Owens Corning, 6.50%, 12/1/16(1)	120,000	130,045
CAPITAL MARKETS — 2.1%
Ameriprise Financial, Inc., 5.30%, 3/15/20(1)	100,000	110,693
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(1)	210,000	244,953
Credit Suisse (New York), 5.00%, 5/15/13(1)	170,000	185,352
Credit Suisse (New York), 5.50%, 5/1/14(1)	100,000	112,146
Credit Suisse (New York), 5.30%, 8/13/19(1)	100,000	110,981
Credit Suisse (New York), 4.375%, 8/5/20(1)	210,000	214,892
Deutsche Bank AG (London), 4.875%, 5/20/13(1)	40,000	43,485
Deutsche Bank AG (London), 3.875%, 8/18/14(1)	70,000	74,949
Goldman Sachs Group, Inc. (The), 6.00%, 5/1/14(1)	50,000	55,846
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15(1)	170,000	184,284
Goldman Sachs Group, Inc. (The), 3.70%, 8/1/15(1)	110,000	112,716
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(1)	360,000	428,998
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(1)	130,000	137,276
Jefferies Group, Inc., 8.50%, 7/15/19(1)	80,000	93,037
Korea Development Bank, 3.25%, 3/9/16(1)	100,000	100,394
Merrill Lynch & Co., Inc., 6.15%, 4/25/13(1)	60,000	65,616
Morgan Stanley, 4.20%, 11/20/14(1)	100,000	103,809
Morgan Stanley, 6.00%, 4/28/15(1)	300,000	330,294
Morgan Stanley, 6.625%, 4/1/18(1)	100,000	111,031
Morgan Stanley, 5.625%, 9/23/19(1)	100,000	104,298
Morgan Stanley, 5.50%, 7/24/20(1)	160,000	165,147
UBS AG (Stamford Branch), 2.25%, 8/12/13(1)	80,000	80,872
UBS AG (Stamford Branch), 5.875%, 12/20/17(1)	100,000	113,317
		3,284,386
CHEMICALS — 0.5%
CF Industries, Inc., 6.875%, 5/1/18	250,000	269,688
Dow Chemical Co. (The), 4.85%, 8/15/12(1)	40,000	42,349
Dow Chemical Co. (The), 8.55%, 5/15/19(1)	160,000	202,354
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	50,000	49,250
Lyondell Chemical Co., 8.00%, 11/1/17(2)	100,000	109,500
Mosaic Co. (The), 7.625%, 12/1/16(1)(2)	100,000	108,452
Rohm & Haas Co., 5.60%, 3/15/13(1)	20,000	21,564
		803,157
COMMERCIAL BANKS — 1.1%
Barclays Bank plc, 5.00%, 9/22/16(1)	100,000	109,612
BB&T Corp., 5.70%, 4/30/14(1)	50,000	56,224
Fifth Third Bancorp., 6.25%, 5/1/13(1)	120,000	131,495
HSBC Bank plc, 3.50%, 6/28/15(1)(2)	80,000	84,045
HSBC Bank plc, 4.125%, 8/12/20(1)(2)	90,000	91,652
HSBC Holdings plc, 6.80%, 6/1/38(1)	40,000	46,550
National Australia Bank Ltd., 2.75%, 9/28/15(1)(2)	100,000	100,580
PNC Bank N.A., 4.875%, 9/21/17(1)	60,000	63,145

12

Core Plus

Principal Amount	Value
PNC Bank N.A., 6.00%, 12/7/17(1)	$30,000	$33,781
PNC Funding Corp., 3.625%, 2/8/15(1)	60,000	63,422
PNC Funding Corp., 4.375%, 8/11/20(1)	50,000	51,251
Regions Financial Corp., 5.75%, 6/15/15(1)	40,000	40,749
Royal Bank of Scotland plc, 3.95%, 9/21/15	90,000	91,071
Wachovia Bank N.A., 4.80%, 11/1/14(1)	50,000	54,062
Wells Fargo & Co., 4.375%, 1/31/13(1)	120,000	128,147
Wells Fargo & Co., 3.625%, 4/15/15(1)	50,000	53,095
Wells Fargo & Co., 5.625%, 12/11/17(1)	350,000	399,243
Westpac Banking Corp., 3.00%, 8/4/15(1)	80,000	81,826
		1,679,950
COMMERCIAL SERVICES & SUPPLIES — 0.6%
Allied Waste North America, Inc., 6.375%, 4/15/11(1)	60,000	61,741
Corrections Corp. of America, 7.75%, 6/1/17(1)	200,000	216,000
Deluxe Corp., 5.00%, 12/15/12(1)	100,000	101,250
Republic Services, Inc., 5.50%, 9/15/19(1)	290,000	327,222
Republic Services, Inc., 6.20%, 3/1/40(1)	50,000	56,705
Waste Management, Inc., 4.75%, 6/30/20(1)	70,000	75,218
Waste Management, Inc., 6.125%, 11/30/39(1)	40,000	44,452
		882,588
COMMUNICATIONS EQUIPMENT — 0.2%
Cisco Systems, Inc., 5.90%, 2/15/39(1)	270,000	313,188
Viasat, Inc., 8.875%, 9/15/16(1)	50,000	54,062
		367,250
CONSUMER FINANCE — 1.5%
Ally Financial, Inc., 8.30%, 2/12/15(1)(2)	90,000	98,325
American Express Centurion Bank, 6.00%, 9/13/17(1)	250,000	285,573
American Express Co., 7.25%, 5/20/14(1)	120,000	140,866
American Express Credit Corp., 2.75%, 9/15/15(1)	60,000	60,473
Capital One Bank USA N.A., 8.80%, 7/15/19(1)	250,000	320,032
Ford Motor Credit Co. LLC, 7.50%, 8/1/12	70,000	74,336
Ford Motor Credit Co. LLC, 5.625%, 9/15/15(1)	100,000	102,986
General Electric Capital Corp., 3.75%, 11/14/14(1)	270,000	286,299
General Electric Capital Corp., 3.50%, 6/29/15(1)	70,000	73,348
General Electric Capital Corp., 5.625%, 9/15/17(1)	50,000	55,938
General Electric Capital Corp., 6.00%, 8/7/19(1)	370,000	417,044
General Electric Capital Corp., 4.375%, 9/16/20(1)	200,000	201,143
General Electric Capital Corp., 6.875%, 1/10/39(1)	100,000	115,225
John Deere Capital Corp., 4.90%, 9/9/13(1)	50,000	55,249
SLM Corp., 5.375%, 1/15/13(1)	40,000	40,350
SLM Corp., 8.00%, 3/25/20(1)	50,000	49,691
		2,376,878
CONTAINERS & PACKAGING — 0.3%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(2)(3)	200,000	207,000
Ball Corp., 7.125%, 9/1/16(1)	50,000	54,250
Ball Corp., 6.75%, 9/15/20(1)	150,000	159,750
Graham Packaging Co. LP/GPC Capital Corp I, 8.25%, 1/1/17(2)	50,000	51,000
		472,000
DIVERSIFIED — 0.7%
iShares iBoxx $ High Yield Corporate Bond Fund (ETF)(in shares)	11,400	1,022,466
DIVERSIFIED CONSUMER SERVICES(4)
Board of Trustees of The Leland Stanford Junior University (The), 3.625%, 5/1/14(1)	70,000	75,828
DIVERSIFIED FINANCIAL SERVICES — 2.1%
Arch Western Finance LLC, 6.75%, 7/1/13(1)	66,000	67,073
Bank of America Corp., 4.90%, 5/1/13(1)	160,000	170,997
Bank of America Corp., 4.50%, 4/1/15(1)	350,000	367,758
Bank of America Corp., 6.50%, 8/1/16(1)	260,000	292,846

13

Core Plus

Principal Amount	Value
Bank of America Corp., 5.75%, 12/1/17(1)	$50,000	$53,536
Bank of America Corp., 5.65%, 5/1/18(1)	50,000	53,057
Bank of America Corp., 5.625%, 7/1/20(1)	150,000	158,803
Bank of America N.A., 5.30%, 3/15/17(1)	100,000	103,091
Citigroup, Inc., 6.00%, 12/13/13(1)	310,000	340,168
Citigroup, Inc., 6.01%, 1/15/15(1)	250,000	275,184
Citigroup, Inc., 4.75%, 5/19/15	230,000	242,333
Citigroup, Inc., 6.125%, 5/15/18(1)	70,000	76,488
Citigroup, Inc., 8.50%, 5/22/19(1)	40,000	49,533
Citigroup, Inc., 5.375%, 8/9/20(1)	60,000	62,196
Citigroup, Inc., 8.125%, 7/15/39(1)	50,000	63,361
JPMorgan Chase & Co., 4.65%, 6/1/14(1)	110,000	120,549
JPMorgan Chase & Co., 3.70%, 1/20/15(1)	60,000	63,468
JPMorgan Chase & Co., 6.00%, 1/15/18(1)	400,000	457,476
JPMorgan Chase & Co., 4.95%, 3/25/20(1)	200,000	213,720
		3,231,637
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.3%
Alltel Corp., 7.875%, 7/1/32(1)	30,000	40,063
AT&T, Inc., 6.25%, 3/15/11(1)	60,000	61,524
AT&T, Inc., 6.70%, 11/15/13(1)	100,000	115,879
AT&T, Inc., 5.10%, 9/15/14(1)	30,000	33,722
AT&T, Inc., 6.80%, 5/15/36(1)	70,000	83,342
AT&T, Inc., 6.55%, 2/15/39(1)	230,000	268,340
British Telecommunications plc, 5.15%, 1/15/13(1)	50,000	53,465
British Telecommunications plc, 5.95%, 1/15/18(1)	100,000	111,639
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14(1)	70,000	79,238
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(1)	160,000	218,174
CenturyLink, Inc., 7.60%, 9/15/39(1)	110,000	107,912
Cincinnati Bell, Inc, 8.75%, 3/15/18(1)	150,000	147,000
Deutsche Telekom International Finance BV, 5.25%, 7/22/13(1)	50,000	54,885
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(1)	100,000	122,628
Deutsche Telekom International Finance BV, 8.75%, 6/15/30(1)	40,000	56,151
Embarq Corp., 7.08%, 6/1/16(1)	50,000	55,654
France Telecom SA, 4.375%, 7/8/14(1)	80,000	88,296
Frontier Communications Corp., 8.50%, 4/15/20(1)	260,000	288,275
Qwest Corp., 7.875%, 9/1/11(1)	50,000	53,062
Qwest Corp., 8.875%, 3/15/12(1)	50,000	55,000
Qwest Corp., 7.50%, 10/1/14(1)	80,000	90,800
Sprint Capital Corp., 7.625%, 1/30/11(1)	100,000	101,875
Sprint Capital Corp., 6.90%, 5/1/19(1)	100,000	101,000
Telecom Italia Capital SA, 6.18%, 6/18/14(1)	170,000	187,675
Telecom Italia Capital SA, 7.00%, 6/4/18(1)	80,000	92,026
Telefonica Emisiones SAU, 5.98%, 6/20/11(1)	100,000	103,731
Telefonica Emisiones SAU, 5.88%, 7/15/19(1)	80,000	91,694
Verizon Communications, Inc., 6.10%, 4/15/18(1)	100,000	119,086
Verizon Communications, Inc., 8.75%, 11/1/18(1)	110,000	149,892
Verizon Communications, Inc., 6.40%, 2/15/38(1)	40,000	46,411
Verizon Communications, Inc., 7.35%, 4/1/39(1)	110,000	141,692
Windstream Corp., 7.875%, 11/1/17(1)	240,000	251,400
		3,571,531
ELECTRIC UTILITIES — 0.8%
Carolina Power & Light Co., 5.30%, 1/15/19(1)	30,000	34,918
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(1)	60,000	66,705

14

Core Plus

Principal Amount	Value
Duke Energy Carolinas LLC, 7.00%, 11/15/18(1)	$60,000	$76,696
Duke Energy Corp., 6.30%, 2/1/14(1)	60,000	68,615
Duke Energy Corp., 3.95%, 9/15/14(1)	150,000	161,780
Edison International, 3.75%, 9/15/17(1)	100,000	102,708
Exelon Generation Co. LLC, 5.20%, 10/1/19(1)	110,000	122,573
Exelon Generation Co. LLC, 4.00%, 10/1/20(1)	90,000	90,265
FirstEnergy Corp., 6.45%, 11/15/11(1)	5,000	5,241
FirstEnergy Solutions Corp., 6.05%, 8/15/21(1)	150,000	160,545
Florida Power Corp., 5.65%, 6/15/18(1)	30,000	35,438
Florida Power Corp., 6.35%, 9/15/37(1)	20,000	24,606
Niagara Mohawk Power Corp., 4.88%, 8/15/19(2)	40,000	44,035
Pacificorp, 6.00%, 1/15/39(1)	90,000	106,373
Southern California Edison Co., 5.625%, 2/1/36(1)	70,000	79,919
		1,180,417
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16(1)	130,000	143,163
ENERGY EQUIPMENT & SERVICES — 0.2%
Pride International, Inc., 6.875%, 8/15/20(1)	100,000	109,375
Transocean, Inc., 6.50%, 11/15/20(1)	80,000	87,277
Weatherford International Ltd., 9.625%, 3/1/19(1)	120,000	156,782
		353,434
FOOD & STAPLES RETAILING — 0.8%
CVS Caremark Corp., 6.60%, 3/15/19(1)	250,000	303,884
Delhaize Group SA, 5.875%, 2/1/14(1)	80,000	90,381
Delhaize Group SA, 6.50%, 6/15/17(1)	100,000	119,424
Kroger Co. (The), 5.00%, 4/15/13(1)	70,000	76,319
Kroger Co. (The), 6.40%, 8/15/17(1)	100,000	119,721
Safeway, Inc., 5.80%, 8/15/12(1)	100,000	108,164
Susser Holdings LLC/Susser Finance Corp., 8.50%, 5/15/16	75,000	78,375
SYSCO Corp., 4.20%, 2/12/13(1)	50,000	53,784
Wal-Mart Stores, Inc., 5.875%, 4/5/27(1)	95,000	111,930
Wal-Mart Stores, Inc., 6.20%, 4/15/38(1)	30,000	36,300
Wal-Mart Stores, Inc., 5.625%, 4/1/40(1)	160,000	181,951
Wal-Mart Stores, Inc., 4.875%, 7/8/40	90,000	92,285
		1,372,518
FOOD PRODUCTS — 0.9%
General Mills, Inc., 5.25%, 8/15/13(1)	160,000	178,722
General Mills, Inc., 5.65%, 2/15/19(1)	50,000	58,662
Kellogg Co., 4.45%, 5/30/16(1)	70,000	78,719
Kraft Foods, Inc., 6.00%, 2/11/13(1)	40,000	44,453
Kraft Foods, Inc., 6.75%, 2/19/14(1)	10,000	11,640
Kraft Foods, Inc., 5.375%, 2/10/20(1)	360,000	402,887
Kraft Foods, Inc., 6.50%, 2/9/40(1)	105,000	123,378
Mead Johnson Nutrition Co., 3.50%, 11/1/14(1)	200,000	211,232
Ralcorp Holdings, Inc., 6.625%, 8/15/39(1)	90,000	98,124
TreeHouse Foods, Inc., 7.75%, 3/1/18(1)	100,000	107,750
Tyson Foods, Inc., 7.35%, 4/1/16(1)	100,000	111,125
		1,426,692
GAS UTILITIES — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20(1)	150,000	160,125
HEALTH CARE EQUIPMENT & SUPPLIES — 0.3%
Baxter International, Inc., 4.00%, 3/1/14(1)	50,000	54,739
Baxter International, Inc., 5.90%, 9/1/16(1)	50,000	60,350
Boston Scientific Corp., 4.50%, 1/15/15(1)	100,000	102,437

15

Core Plus

Principal Amount	Value
CareFusion Corp., 4.125%, 8/1/12(1)	$100,000	$104,670
Covidien International Finance SA, 1.875%, 6/15/13(1)	100,000	101,811
		424,007
HEALTH CARE PROVIDERS & SERVICES — 0.9%
Express Scripts, Inc., 5.25%, 6/15/12(1)	200,000	213,603
Express Scripts, Inc., 7.25%, 6/15/19(1)	320,000	403,097
HCA, Inc., 7.875%, 2/15/20(1)	120,000	131,850
HCA, Inc., 7.69%, 6/15/25(1)	50,000	47,000
Medco Health Solutions, Inc., 6.125%, 3/15/13(1)	150,000	165,975
Medco Health Solutions, Inc., 7.25%, 8/15/13(1)	50,000	57,800
Medco Health Solutions, Inc., 4.125%, 9/15/20(1)	130,000	131,906
Tenet Healthcare Corp., 8.00%, 8/1/20(2)	150,000	150,000
WellPoint, Inc., 5.80%, 8/15/40(1)	50,000	52,524
		1,353,755
HOTELS, RESTAURANTS & LEISURE — 0.6%
International Game Technology, 5.50%, 6/15/20(1)	50,000	53,706
McDonald’s Corp., 5.35%, 3/1/18(1)	60,000	70,401
MGM Resorts International, 9.00%, 3/15/20(1)(2)	150,000	158,625
Pinnacle Entertainment, Inc., 8.75%, 5/15/20(1)	50,000	49,500
Universal City Development Partners Ltd/UCDP Finance, Inc., 8.875%, 11/15/15	60,000	62,175
Wyndham Worldwide Corp., 6.00%, 12/1/16(1)	50,000	52,250
Wyndham Worldwide Corp., 5.75%, 2/1/18(1)	100,000	100,465
Yum! Brands, Inc., 8.875%, 4/15/11(1)	50,000	52,086
Yum! Brands, Inc., 6.25%, 3/15/18(1)	70,000	83,637
Yum! Brands, Inc., 5.30%, 9/15/19(1)	178,000	198,869
		881,714
HOUSEHOLD DURABLES — 0.2%
Jarden Corp., 8.00%, 5/1/16	150,000	160,500
Toll Brothers Finance Corp., 6.875%, 11/15/12(1)	50,000	53,479
Toll Brothers Finance Corp., 6.75%, 11/1/19(1)	80,000	82,929
		296,908
HOUSEHOLD PRODUCTS — 0.2%
Central Garden and Pet Co., 8.25%, 3/1/18	150,000	153,938
Kimberly-Clark Corp., 6.125%, 8/1/17(1)	20,000	24,456
Kimberly-Clark Corp., 7.50%, 11/1/18(1)	40,000	52,734
		231,128
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
AES Corp. (The), 8.00%, 10/15/17(1)	150,000	162,750
INDUSTRIAL CONGLOMERATES — 0.3%
General Electric Co., 5.00%, 2/1/13(1)	150,000	162,995
General Electric Co., 5.25%, 12/6/17(1)	220,000	247,984
		410,979
INSURANCE — 0.9%
Allstate Corp. (The), 7.45%, 5/16/19	120,000	150,172
American International Group, Inc., 8.25%, 8/15/18(1)	50,000	58,500
Berkshire Hathaway Finance Corp., 5.00%, 8/15/13(1)	30,000	33,217
CNA Financial Corp., 5.875%, 8/15/20(1)	50,000	51,078
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(1)	50,000	51,230
Hartford Financial Services Group, Inc., 5.50%, 3/30/20(1)	20,000	20,378
International Lease Finance Corp., 8.75%, 3/15/17(1)(2)	50,000	53,750
Lincoln National Corp., 6.25%, 2/15/20(1)	100,000	112,073
MetLife Global Funding I, 5.125%, 4/10/13(1)(2)	70,000	76,250
MetLife, Inc., 2.375%, 2/6/14(1)	100,000	101,163
MetLife, Inc., 6.75%, 6/1/16(1)	150,000	179,365

16

Core Plus

Principal Amount	Value
New York Life Global Funding, 4.65%, 5/9/13(1)(2)	$50,000	$54,196
Prudential Financial, Inc., 2.75%, 1/14/13(1)	150,000	153,758
Prudential Financial, Inc., 7.375%, 6/15/19(1)	150,000	183,027
Travelers Cos., Inc. (The), 5.90%, 6/2/19(1)	80,000	93,244
		1,371,401
LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc., 6.35%, 3/15/40(1)	60,000	61,912
Mattel, Inc., 6.20%, 10/1/40(1)	100,000	101,852
		163,764
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Bio-Rad Laboratories, Inc., 6.125%, 12/15/14(1)	130,000	133,250
MACHINERY — 0.2%
Deere & Co., 5.375%, 10/16/29(1)	130,000	145,059
Navistar International Corp., 8.25%, 11/1/21(1)	50,000	53,625
SPX Corp., 7.625%, 12/15/14(1)	50,000	54,750
		253,434
MEDIA — 3.0%
AMC Entertainment, Inc., 8.00%, 3/1/14	50,000	50,688
CBS Corp., 8.875%, 5/15/19(1)	60,000	78,338
CBS Corp., 5.75%, 4/15/20(1)	110,000	122,405
CBS Corp., 5.50%, 5/15/33(1)	80,000	78,124
Comcast Corp., 5.90%, 3/15/16(1)	100,000	115,688
Comcast Corp., 5.15%, 3/1/20(1)	250,000	273,698
Comcast Corp., 6.40%, 5/15/38(1)	30,000	33,283
Comcast Corp., 6.40%, 3/1/40(1)	80,000	89,233
DirecTV Holdings LLC, 3.55%, 3/15/15(1)	180,000	187,093
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(1)	250,000	273,367
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 6.375%, 6/15/15(1)	80,000	83,200
DISH DBS Corp., 7.00%, 10/1/13(1)	100,000	106,625
Gannett Co., Inc., 8.75%, 11/15/14(1)(2)	200,000	220,500
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(1)	150,000	175,875
Lamar Media Corp., 9.75%, 4/1/14(1)	90,000	103,500
Lamar Media Corp., 7.875%, 4/15/18(1)	50,000	52,750
NBC Universal, Inc., 4.375%, 4/1/21(2)(3)	120,000	121,716
NBC Universal, Inc., 5.95%, 4/1/41(2)(3)	60,000	61,937
News America, Inc., 6.90%, 8/15/39(1)	120,000	141,896
Omnicom Group, Inc., 5.90%, 4/15/16(1)	140,000	161,701
Omnicom Group, Inc., 4.45%, 8/15/20(1)	100,000	103,014
Salem Communications Corp., 9.625%, 12/15/16(1)	70,000	74,725
Sinclair Television Group, Inc., 9.25%, 11/1/17(1)(2)	50,000	53,875
Sirius XM Radio, Inc., 8.75%, 4/1/15(1)(2)	100,000	106,750
Time Warner Cable, Inc., 5.40%, 7/2/12(1)	100,000	107,174
Time Warner Cable, Inc., 6.75%, 7/1/18(1)	330,000	394,131
Time Warner, Inc., 3.15%, 7/15/15(1)	140,000	145,320
Time Warner, Inc., 7.70%, 5/1/32(1)	100,000	125,297
Time Warner, Inc., 6.10%, 7/15/40(1)	70,000	75,625
Viacom, Inc., 6.25%, 4/30/16(1)	300,000	352,432
Virgin Media Finance plc, 9.125%, 8/15/16(1)	120,000	129,000
Virgin Media Finance plc, 9.50%, 8/15/16(1)	100,000	113,500
Virgin Media Finance plc, 8.375%, 10/15/19(1)	100,000	110,250
WMG Acquisition Corp., 9.50%, 6/15/16	120,000	129,000
		4,551,710
METALS & MINING — 1.0%
Alcoa, Inc., 6.15%, 8/15/20(1)	100,000	103,004
Anglo American Capital plc, 9.375%, 4/8/19(1)(2)	100,000	135,042

17

Core Plus

Principal Amount	Value
Anglo American Capital plc, 4.45%, 9/27/20(1)(2)	$30,000	$30,793
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(1)	30,000	31,791
ArcelorMittal, 9.85%, 6/1/19(1)	110,000	141,585
ArcelorMittal, 5.25%, 8/5/20(1)	80,000	80,765
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(1)	70,000	78,237
Newmont Mining Corp., 6.25%, 10/1/39(1)	100,000	115,052
Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(1)	280,000	312,306
Rio Tinto Finance USA Ltd., 9.00%, 5/1/19(1)	50,000	69,878
Steel Dynamics, Inc., 7.625%, 3/15/20(1)(2)	100,000	104,250
Teck Resources Ltd., 5.375%, 10/1/15(1)	50,000	55,111
Teck Resources Ltd., 3.85%, 8/15/17	100,000	103,225
Teck Resources Ltd., 10.75%, 5/15/19(1)	69,000	87,021
Vale Overseas Ltd., 5.625%, 9/15/19(1)	50,000	55,363
Vale Overseas Ltd., 4.625%, 9/15/20	90,000	93,391
		1,596,814
MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(1)	120,000	125,700
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(1)	90,000	96,300
		222,000
MULTI-UTILITIES — 0.9%
CenterPoint Energy Resources Corp., 6.125%, 11/1/17(1)	20,000	23,204
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(1)	40,000	45,264
CMS Energy Corp., 4.25%, 9/30/15	50,000	50,697
CMS Energy Corp., 8.75%, 6/15/19(1)	240,000	287,729
Dominion Resources, Inc., 2.25%, 9/1/15(1)	200,000	202,090
Dominion Resources, Inc., 6.40%, 6/15/18(1)	160,000	195,350
Georgia Power Co., 6.00%, 11/1/13(1)	60,000	68,543
Pacific Gas & Electric Co., 5.80%, 3/1/37(1)	250,000	278,538
PG&E Corp., 5.75%, 4/1/14(1)	10,000	11,256
Public Service Co. of Colorado, 5.80%, 8/1/18(1)	30,000	35,830
Sempra Energy, 8.90%, 11/15/13(1)	100,000	120,338
Sempra Energy, 6.50%, 6/1/16(1)	60,000	71,899
Sempra Energy, 9.80%, 2/15/19(1)	30,000	41,885
		1,432,623
OFFICE ELECTRONICS — 0.3%
Xerox Corp., 5.65%, 5/15/13(1)	30,000	32,884
Xerox Corp., 4.25%, 2/15/15(1)	180,000	193,512
Xerox Corp., 6.35%, 5/15/18(1)	50,000	58,091
Xerox Corp., 5.625%, 12/15/19(1)	100,000	112,115
		396,602
OIL, GAS & CONSUMABLE FUELS — 3.3%
Anadarko Petroleum Corp., 5.95%, 9/15/16(1)	100,000	109,385
Anadarko Petroleum Corp., 6.45%, 9/15/36(1)	90,000	90,391
Apache Corp., 5.10%, 9/1/40(1)	60,000	60,595
Arch Coal, Inc., 7.25%, 10/1/20(1)	150,000	159,188
Bill Barrett Corp., 9.875%, 7/15/16(1)	150,000	164,625
BP Capital Markets plc, 4.50%, 10/1/20(3)	80,000	81,973
Cenovus Energy, Inc., 4.50%, 9/15/14(1)	50,000	55,108
Chesapeake Energy Corp., 7.625%, 7/15/13(1)	80,000	87,600
ConocoPhillips, 5.75%, 2/1/19(1)	160,000	192,250
ConocoPhillips, 6.50%, 2/1/39(1)	80,000	100,568
Denbury Resources, Inc., 8.25%, 2/15/20(1)	100,000	109,625
El Paso Corp., 7.875%, 6/15/12(1)	150,000	160,376
El Paso Corp., 6.875%, 6/15/14(1)	50,000	53,720
El Paso Corp., 7.25%, 6/1/18(1)	150,000	162,404

18

Core Plus

Principal Amount	Value
Enbridge Energy Partners LP, 6.50%, 4/15/18(1)	$60,000	$70,631
Enbridge Energy Partners LP, 5.20%, 3/15/20(1)	70,000	76,298
Enbridge Energy Partners LP, 5.50%, 9/15/40(1)	100,000	100,362
Enterprise Products Operating LLC, 3.70%, 6/1/15(1)	70,000	73,589
Enterprise Products Operating LLC, 6.30%, 9/15/17(1)	240,000	277,219
Enterprise Products Operating LLC, 5.20%, 9/1/20(1)	160,000	173,593
Enterprise Products Operating LLC, 6.45%, 9/1/40(1)	20,000	22,311
EOG Resources, Inc., 5.625%, 6/1/19(1)	60,000	70,703
Forest Oil Corp., 8.50%, 2/15/14(1)	50,000	54,875
Hess Corp., 6.00%, 1/15/40(1)	60,000	66,158
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(1)	120,000	143,318
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(1)	100,000	107,978
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(1)	50,000	54,244
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11(1)	50,000	50,875
Magellan Midstream Partners LP, 6.55%, 7/15/19(1)	70,000	83,758
Motiva Enterprises LLC, 5.75%, 1/15/20(1)(2)	60,000	68,750
Newfield Exploration Co., 6.875%, 2/1/20	120,000	128,100
Nexen, Inc., 5.65%, 5/15/17(1)	50,000	56,754
Nexen, Inc., 6.20%, 7/30/19(1)	60,000	70,240
Peabody Energy Corp., 6.50%, 9/15/20(1)	70,000	75,688
Petrobras International Finance Co., 5.75%, 1/20/20(1)	60,000	66,713
Petroleos Mexicanos, 6.00%, 3/5/20(1)(2)	105,000	116,550
Petroleos Mexicanos, 6.625%, 6/15/35(1)(2)	100,000	109,715
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(1)	40,000	42,025
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(1)	140,000	177,972
Sabine Pass LNG LP, 7.25%, 11/30/13(1)	100,000	97,000
SandRidge Energy, Inc., 8.75%, 1/15/20(1)(2)	100,000	99,500
Shell International Finance BV, 3.10%, 6/28/15(1)	240,000	253,022
Shell International Finance BV, 6.375%, 12/15/38(1)	30,000	38,165
Talisman Energy, Inc., 7.75%, 6/1/19(1)	130,000	166,194
TransCanada PipeLines Ltd., 3.80%, 10/1/20	70,000	71,674
Valero Energy Corp., 4.50%, 2/1/15(1)	140,000	149,848
Williams Partners LP, 5.25%, 3/15/20(1)	40,000	43,558
XTO Energy, Inc., 5.90%, 8/1/12(1)	90,000	98,241
XTO Energy, Inc., 6.50%, 12/15/18(1)	150,000	191,327
		5,134,756
PAPER & FOREST PRODUCTS — 0.2%
Georgia-Pacific LLC, 8.875%, 5/15/31(1)	50,000	57,250
International Paper Co., 9.375%, 5/15/19(1)	160,000	207,892
International Paper Co., 7.30%, 11/15/39(1)	100,000	112,309
		377,451
PERSONAL PRODUCTS — 0.1%
NBTY, Inc., 9.00%, 10/1/18(2)(3)	100,000	105,500
PHARMACEUTICALS — 1.0%
Abbott Laboratories, 5.875%, 5/15/16(1)	65,000	78,239
Abbott Laboratories, 4.125%, 5/27/20(1)	200,000	218,103
Abbott Laboratories, 5.30%, 5/27/40(1)	240,000	261,471
AstraZeneca plc, 5.90%, 9/15/17(1)	40,000	48,213
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(1)	70,000	77,053
Pfizer, Inc., 6.20%, 3/15/19(1)	190,000	234,336

19

Core Plus

Principal Amount	Value
Pfizer, Inc., 7.20%, 3/15/39(1)	$60,000	$81,922
Roche Holdings, Inc., 5.00%, 3/1/14(1)(2)	50,000	55,962
Roche Holdings, Inc., 6.00%, 3/1/19(1)(2)	200,000	242,705
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(1)	170,000	185,436
		1,483,440
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
Digital Realty Trust LP, 4.50%, 7/15/15(2)	70,000	72,378
Digital Realty Trust LP, 5.875%, 2/1/20(1)(2)	70,000	74,553
Kimco Realty Corp., 4.30%, 2/1/18(1)	80,000	81,192
Kimco Realty Corp., 6.875%, 10/1/19(1)	80,000	93,307
ProLogis, 5.625%, 11/15/16(1)	60,000	57,864
ProLogis, 7.375%, 10/30/19(1)	50,000	50,541
ProLogis, 6.875%, 3/15/20(1)	40,000	39,392
Reckson Operating Partnership LP, 7.75%, 3/15/20(1)(2)	70,000	70,910
Simon Property Group LP, 5.75%, 12/1/15(1)	110,000	125,459
Simon Property Group LP, 5.65%, 2/1/20(1)	45,000	50,263
		715,859
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
AMB Property LP, 6.625%, 12/1/19(1)	80,000	89,024
ERP Operating LP, 4.75%, 7/15/20(1)	70,000	72,963
		161,987
ROAD & RAIL — 0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18(1)	100,000	106,250
Burlington Northern Santa Fe Corp., 5.05%, 3/1/41(1)	50,000	50,037
CSX Corp., 7.375%, 2/1/19(1)	200,000	251,485
Norfolk Southern Corp., 5.75%, 4/1/18(1)	100,000	117,283
Union Pacific Corp., 5.75%, 11/15/17(1)	60,000	69,295
		594,350
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT(4)
Advanced Micro Devices, Inc., 8.125%, 12/15/17(1)	50,000	53,000
SOFTWARE — 0.5%
Intuit, Inc., 5.75%, 3/15/17(1)	100,000	113,484
Oracle Corp., 5.75%, 4/15/18(1)	200,000	238,175
Oracle Corp., 5.375%, 7/15/40(1)(2)	420,000	453,477
		805,136
SPECIALTY RETAIL — 0.4%
GSC Holdings Corp., 8.00%, 10/1/12(1)	103,000	105,961
Home Depot, Inc. (The), 5.40%, 3/1/16(1)	180,000	205,286
Ltd. Brands, Inc., 6.90%, 7/15/17(1)	120,000	127,800
Staples, Inc., 9.75%, 1/15/14(1)	70,000	86,755
Toys “R” Us Property Co. II LLC, 8.50%, 12/1/17(1)(2)	100,000	106,250
		632,052
TEXTILES, APPAREL & LUXURY GOODS(4)
Phillips-Van Heusen Corp., 7.375%, 5/15/20(1)	50,000	52,938
TOBACCO — 0.1%
Altria Group, Inc., 9.25%, 8/6/19(1)	100,000	134,263
WIRELESS TELECOMMUNICATION SERVICES — 0.6%
America Movil SAB de CV, 5.00%, 10/16/19(1)	100,000	107,632
America Movil SAB de CV, 5.00%, 3/30/20(1)	100,000	108,337
American Tower Corp., 4.625%, 4/1/15(1)	200,000	213,597
Rogers Communications, Inc., 6.25%, 6/15/13(1)	70,000	78,826
Rogers Communications, Inc., 6.80%, 8/15/18(1)	100,000	123,712
SBA Telecommunications, Inc., 8.25%, 8/15/19(1)	100,000	110,500
Vodafone Group plc, 5.00%, 12/16/13(1)	140,000	154,038
		896,642
TOTAL CORPORATE BONDS (Cost $46,567,557)		50,324,179

20

Core Plus

Principal Amount	Value
U.S. Government Agency Mortgage-Backed Securities(5) — 12.2%
FHLMC, 5.00%, 10/1/10(1)	$234,219	$236,811
FHLMC, 4.50%, 6/1/21(1)	219,816	233,068
FHLMC, 5.50%, 1/1/38(1)	155,801	165,769
FHLMC, 5.50%, 4/1/38(1)	872,406	926,131
FHLMC, 6.50%, 7/1/47(1)	8,241	8,947
FNMA, 6.50%, settlement date 10/15/10(6)	657,000	716,746
FNMA, 5.00%, 7/1/20(1)	403,014	430,083
FNMA, 4.50%, 10/1/33	2,029,319	2,137,783
FNMA, 5.00%, 11/1/33(1)	297,931	316,476
FNMA, 5.50%, 4/1/34	1,061,207	1,140,363
FNMA, 5.00%, 8/1/34(1)	582,783	616,903
FNMA, 5.50%, 8/1/34	1,168,033	1,252,968
FNMA, 5.00%, 8/1/35(1)	303,692	321,173
FNMA, 4.50%, 9/1/35(1)	320,727	336,967
FNMA, 5.50%, 7/1/36(1)	334,526	356,656
FNMA, 5.50%, 12/1/36(1)	567,140	604,658
FNMA, 6.50%, 8/1/37(1)	87,983	95,931
FNMA, 6.00%, 11/1/37	881,322	957,558
FNMA, 5.00%, 3/1/38	1,597,558	1,683,682
FNMA, 6.50%, 6/1/47(1)	5,685	6,144
FNMA, 6.50%, 8/1/47(1)	22,269	24,065
FNMA, 6.50%, 8/1/47(1)	23,013	24,869
FNMA, 6.50%, 9/1/47(1)	2,336	2,524
FNMA, 6.50%, 9/1/47(1)	11,786	12,736
FNMA, 6.50%, 9/1/47(1)	14,142	15,283
FNMA, 6.50%, 9/1/47(1)	22,484	24,298
FNMA, 6.50%, 9/1/47(1)	32,151	34,744
GNMA, 6.00%, settlement date 10/15/10(6)	1,200,000	1,302,750
GNMA, 6.00%, 9/20/38(1)	437,740	475,975
GNMA, 5.50%, 12/20/38	1,160,183	1,247,712
GNMA, 5.00%, 2/20/40	1,685,419	1,805,326
GNMA, 4.50%, 4/15/40	1,233,094	1,304,739
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $18,093,995)		18,819,838
Commercial Mortgage-Backed Securities(5) — 7.1%
Banc of America Commercial Mortgage, Inc., Series 2003-2, Class B, VRN, 5.18%, 10/1/10(1)	200,000	211,877
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A3 SEQ, 4.43%, 11/10/39(1)	258,412	262,588
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(1)	420,000	433,259
Commercial Mortgage Pass-Through Certificates, Series 2004 LB2A, Class A3 SEQ, 4.22%, 3/10/39(1)	335,139	336,702
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 10/1/10	300,000	312,459
First Union National Bank Commercial Mortgage, Series 2000 C1, Class C, VRN, 8.09%, 10/1/10(1)	418,146	417,848
GMAC Commercial Mortgage Securities, Inc., Series 2000 C3, Class A2 SEQ, 6.96%, 9/15/35(1)	5,187	5,183
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 10/1/10(1)	300,000	320,176
Greenwich Capital Commercial Funding Corp., Series 2006 FL4A, Class A1, VRN, 0.35%, 10/5/10, resets monthly off the 1-month LIBOR plus 0.09% with no caps(1)(2)	40,859	39,754
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A4 SEQ, 4.96%, 8/10/38(1)	400,000	418,805
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 10/1/10(1)	550,000	600,423
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A2 SEQ, 4.48%, 7/10/39(1)	475,611	475,370
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.75%, 7/10/39(1)	300,000	315,481

21

Core Plus

Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(1)	$400,000	$430,537
Heller Financial Commercial Mortgage Asset, Series 2000 PH1, Class D, VRN, 8.05%, 10/1/10	100,000	99,937
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(1)	300,000	318,916
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class B, VRN, 4.81%, 10/11/10(1)	175,810	178,211
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(1)	300,000	313,051
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(1)	205,309	205,634
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A4 SEQ, 5.00%, 4/15/30	251,000	258,742
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3 SEQ, 4.65%, 7/15/30(1)	700,000	717,358
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class AM SEQ, 4.79%, 7/15/40(1)	100,000	100,724
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 10/11/10(1)	400,000	405,885
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(1)	859,918	897,119
Morgan Stanley Capital I, Series 2003 T11, Class A3 SEQ, 4.85%, 6/13/41(1)	214,478	220,125
Morgan Stanley Capital I, Series 2004 HQ3, Class A3 SEQ, 4.49%, 1/13/41(1)	179,277	185,233
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42(1)	288,084	294,357
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(1)	203,843	206,682
Prudential Securities Secured Financing Corp., Series 2000 C1, Class C, VRN, 7.74%, 10/1/10(1)	$28,256	$28,244
Wachovia Bank Commercial Mortgage Trust, Series 2003 C6, Class A3, VRN, 4.96%, 10/1/10(1)	168,631	170,358
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(1)	99,521	100,393
Wachovia Bank Commercial Mortgage Trust, Series 2004 C12, Class A3, VRN, 5.23%, 10/1/10(1)	260,000	265,968
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 10/1/10(1)	839,000	873,216
Wachovia Bank Commercial Mortgage Trust, Series 2006 C23, Class A4, VRN, 5.42%, 10/1/10(1)	525,000	567,446
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $10,750,859)		10,988,061
Collateralized Mortgage Obligations(5) — 4.0%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 3.7%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(1)	119,607	89,851
Banc of America Mortgage Securities, Inc., Series 2004-4, Class 2A1 SEQ, 5.50%, 5/25/34(1)	216,885	222,236
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	420,254	424,982
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A3, VRN, 3.28%, 10/1/10(1)	341,392	287,557
Chase Mortgage Finance Corp., Series 2005 A1, Class 2A2 SEQ, VRN, 5.18%, 10/1/10(1)	161,612	154,025
Chase Mortgage Finance Corp., Series 2006 S4, Class A3, 6.00%, 12/25/36(1)	240,387	225,429

22

Core Plus

Principal Amount	Value
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003 J13, Class 1A1 SEQ, 5.25%, 1/25/34(1)	$115,252	$117,409
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-22, Class A3, VRN, 3.47%, 10/1/10(1)	184,786	160,053
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(1)	130,649	131,048
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	149,478	139,587
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-16, Class A1, 6.50%, 10/25/37(1)	125,031	116,665
Credit Suisse First Boston Mortgage Securities Corp., Series 2003 AR28, Class 2A1, VRN, 2.91%, 10/1/10(1)	119,494	113,783
GSR Mortgage Loan Trust, Series 2005 6F, Class 3A15, 5.50%, 7/25/35(1)	179,903	177,462
J.P. Morgan Mortgage Trust, Series 2004 A2, Class 1A1, VRN, 3.00%, 10/1/10(1)	103,277	99,173
J.P. Morgan Mortgage Trust, Series 2005 A4, Class 2A1, VRN, 2.90%, 10/1/10(1)	117,466	108,462
J.P. Morgan Mortgage Trust, Series 2005 A8, Class 6A2, VRN, 4.53%, 10/1/10(1)	112,052	106,977
J.P. Morgan Mortgage Trust, Series 2005 S2, Class 3A1, VRN, 6.71%, 10/1/10(1)	248,254	252,093
J.P. Morgan Mortgage Trust, Series 2006 A3, Class 2A1 SEQ, VRN, 5.50%, 10/1/10	42,581	38,166
Wells Fargo Mortgage-Backed Securities Trust, Series 2005 AR2, Class 2A2, VRN, 2.87%, 10/1/10	316,946	294,796
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	163,469	170,629
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	349,386	338,608
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR1, Class 2A2 SEQ, VRN, 5.46%, 10/1/10(1)	106,655	106,346
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR15, Class A1, VRN, 5.45%, 10/1/10	68,538	59,420
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR19, Class A1, VRN, 5.49%, 10/1/10(1)	242,417	222,453
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	246,023	242,476
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36(1)	200,000	189,186
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	211,557	200,090
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.21%, 10/1/10	415,061	431,097
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/37	390,859	398,907
		5,618,966
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
FHLMC, Series 3203, Class VN SEQ, 5.00%, 6/15/22(1)	200,000	215,072
FNMA, Series 2003-10, Class HW SEQ, 5.00%, 11/25/16(1)	101,253	102,249
FNMA, Series 2003-52, Class KF SEQ, VRN, 0.66%, 10/25/10, resets monthly off the 1-month LIBOR plus 0.40% with a cap of 7.50%(1)	43,425	43,502
FNMA, Series 2005-47, Class AN SEQ, 5.00%, 12/25/16(1)	94,267	95,423
		456,246
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,906,372)		6,075,212

23

Core Plus

		Principal Amount	Value
Sovereign Governments & Agencies — 3.1%
BRAZIL — 0.5%
Brazilian Government International Bond, 5.875%, 1/15/19(1)		$370,000	$435,675
Brazilian Government International Bond, 4.875%, 1/22/21		130,000	143,325
Brazilian Government International Bond, 5.625%, 1/7/41(1)		100,000	110,250
			689,250
CANADA — 0.1%
Province of Ontario Canada, 5.45%, 4/27/16(1)		100,000	118,215
GERMANY — 1.1%
German Federal Republic, 3.50%, 7/4/19	EUR	1,020,000	1,535,628
KfW, 4.125%, 10/15/14(1)		$140,000	155,323
			1,690,951
ITALY — 1.0%
Republic of Italy, 3.125%, 1/26/15(1)		170,000	173,437
Republic of Italy, 4.00%, 9/1/20	EUR	1,030,000	1,430,138
			1,603,575
MEXICO — 0.3%
United Mexican States, 5.625%, 1/15/17(1)		$70,000	80,430
United Mexican States, 5.95%, 3/19/19(1)		250,000	294,625
United Mexican States, 6.05%, 1/11/40(1)		40,000	46,000
			421,055
NORWAY — 0.1%
Government of Norway, 6.00%, 5/16/11	NOK	660,000	114,619
POLAND(4)
Poland Government International Bond, 3.875%, 7/16/15(1)		$40,000	41,819
Poland Government International Bond, 6.375%, 7/15/19(1)		50,000	59,167
			100,986
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $4,398,245)			4,738,651

U.S. Government Agency Securities and Equivalents — 2.4%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 1.3%
FNMA, 1.00%, 9/23/13	239,000	240,124
FNMA, 1.625%, 10/26/15	1,000,000	1,001,301
FNMA, 5.00%, 2/13/17(1)	295,000	346,910
FNMA, 6.625%, 11/15/30(1)	428,000	590,662
		2,178,997
GOVERNMENT-BACKED CORPORATE BONDS(7) — 1.1%
Bank of America Corp., 3.125%, 6/15/12(1)	400,000	416,982
General Electric Capital Corp., 2.25%, 3/12/12(1)	400,000	410,402
General Electric Capital Corp., 2.20%, 6/8/12(1)	400,000	411,401
Morgan Stanley, 2.00%, 9/22/11(1)	250,000	254,084
		1,492,869
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS(Cost $3,544,944)		3,671,866
Municipal Securities — 1.8%
American Municipal Power Inc., Rev., (Building Bonds), 5.94%, 2/15/47(1)	65,000	66,799
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(1)	250,000	270,907
California GO, (Building Bonds), 6.65%, 3/1/22(1)	40,000	44,182
California GO, (Building Bonds), 7.55%, 4/1/39(1)	100,000	109,524
Illinois GO, (Building Bonds), 7.35%, 7/1/35(1)	45,000	46,483
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(1)	120,000	101,496
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	50,000	49,994
Kansas State Department of Transportation Highway Rev., (Building Bonds), 4.60%, 9/1/35(1)	45,000	46,596
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49 (Election of 2008)(1)	150,000	169,184
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(1)	30,000	31,100

24

Core Plus

	Principal Amount	Value
Maryland State Transportation Auth. Rev., (Building Bonds), 5.75%, 7/1/41(1)	$30,000	$33,429
Metropolitan Transportation Auth. Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(1)	120,000	130,703
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33(1)	50,000	54,054
Municipal Electric Auth. Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(1)	180,000	194,047
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(1)	40,000	50,104
New York GO, (Building Bonds), 5.97%, 3/1/36(1)	90,000	97,372
New York Municipal Water Finance Auth. Rev., Series 2010 D, (Building Bonds), 5.95%, 6/15/42(1)	80,000	89,560
New York State Dormitory Auth. Rev., (Building Bonds), 5.63%, 3/15/39(1)	30,000	31,633
Ohio University General Receipts. Rev., Series 2010 C, (Building Bonds), 4.91%, 6/1/40(3)	110,000	112,814
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(1)	80,000	84,083
Oregon State Department of Transportation Highway Usertax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(1)	40,000	45,808
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49(1)	250,000	254,615
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(1)	150,000	159,691
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(3)	115,000	115,484

		Principal Amount/ Shares	Value
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39(1)		$50,000	$59,086
San Francisco City & County Public Utilities Water Commission Rev., (Building Bonds), 6.00%, 11/1/40(1)		70,000	74,057
Texas GO, (Building Bonds), 5.52%, 4/1/39(1)		60,000	68,169
University of California Rev., (Building Bonds), 5.77%, 5/15/43(1)		80,000	84,652
Washington GO, (Building Bonds), 5.14%, 8/1/40(1)		90,000	94,087
TOTAL MUNICIPAL SECURITIES (Cost $2,593,197)			2,769,713
Short-Term Investments — 0.1%
Government of Canada Treasury Bill, 0.67%, 11/10/10(8) (Cost $201,912)	CAD	210,000	203,908
Asset-Backed Securities(4)(5)
SLM Student Loan Trust, Series 2007-8, Class A1, VRN, 0.73%, 10/25/10, resets quarterly off the 3-month LIBOR plus 0.23% with no caps(1) (Cost $32,384)		$32,384	32,404
Temporary Cash Investments — 4.9%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares		638	638
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 2.00%-2.125%, 4/15/12-1/15/19, valued at $7,737,284), in a joint trading account at 0.19%, dated 9/30/10, due 10/1/10 (Delivery value $7,576,040)			7,576,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,576,638)			7,576,638
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $148,768,194)			155,619,944
OTHER ASSETS AND LIABILITIES — (1.0)%			(1,573,039)
TOTAL NET ASSETS — 100.0%			$154,046,905

25

Core Plus

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
2,130,352	EUR for USD	Barclays Bank plc	10/29/10	$2,903,670	$(133,861)
40,000	EUR for USD	HSBC Holdings plc	10/29/10	54,520	(3,553)
				$2,958,190	$(137,414)

(Value on Settlement Date $2,820,776)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
31	U.S. Long Bond	December 2010	$4,145,281	$19,214

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
103	U.S. Treasury 2-Year Notes	December 2010	$22,606,891	$(38,489)

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — BUY PROTECTION
$250,000	Pay quarterly a fixed rate equal to 0.12% per annum multiplied by the notional amount and receive from Barclays Bank plc upon each default event of Pfizer, Inc., par value of the proportional notional amount of Pfizer, Inc., 4.65%, 3/1/18. Expires March 2017.	—	$7,262
CREDIT DEFAULT — SELL PROTECTION
609,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Barclays Bank plc upon each default event of one of the issues of CDX North America High Yield 11 Index, par value of the proportional notional amount. Expires December 2013.*	$(87,146)	20,244
1,800,000	Receive quarterly a fixed rate equal to 1.00% per annum multiplied by the notional amount and pay Bank of America N.A. upon each default event of one of the issues of CDX North America Investment Grade 14 Index, par value of the proportional notional amount. Expires June 2015.*	(13,320)	(892)
		$(100,466)	$26,614

* The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

26

Core Plus

Notes to Schedule of Investments

CAD = Canadian Dollar

CDX = Credit Derivative Indexes

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

ETF = Exchange-Traded Fund

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. — UBS AG

LIBOR = London Interbank Offered Rate

NOK = Norwegian Krone

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security, or a portion thereof, has been segregated for forward commitments, when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $31,995,000.

(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $5,123,527, which represented 3.3% of total net assets.

(3)	When-issued security.

(4)	Category is less than 0.05% of total net assets.

(5)	Final maturity indicated, unless otherwise noted.

(6)	Forward commitment.

(7)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(8)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

27

 Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $148,768,194)	$155,619,944
Foreign currency holdings, at value (cost of $33,342)	35,453
Receivable for investments sold	378,745
Receivable for capital shares sold	445,488
Receivable for variation margin on futures contracts	1,937
Swap agreements, at value (including net premiums paid (received) of $(87,146))	27,506
Dividends and interest receivable	1,111,647
157,620,720

Liabilities
Payable for investments purchased	2,974,338
Payable for capital shares redeemed	310,315
Payable for variation margin on futures contracts	6,438
Payable for forward foreign currency exchange contracts	137,414
Swap agreements, at value (including net premiums paid (received) of $(13,320))	892
Accrued management fees	80,063
Service fees (and distribution fees — A Class and R Class) payable	15,416
Distribution fees payable	11,025
Dividends payable	37,914
3,573,815

Net Assets	$154,046,905

Net Assets Consist of:
Capital paid in	$146,077,837
Accumulated net investment loss	(97,882)
Undistributed net realized gain on investment and foreign currency transactions	1,241,757
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	6,825,193
$154,046,905

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$79,515,526	7,203,840	$11.04
Institutional Class	$2,297,535	208,194	$11.04
A Class	$52,528,954	4,758,900	$11.04	*
B Class	$1,371,903	124,313	$11.04
C Class	$17,003,994	1,540,809	$11.04
R Class	$1,328,993	120,409	$11.04

* Maximum offering price $11.56 (net asset value divided by 0.9550)

See Notes to Financial Statements.

28

 Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$2,250,419
Dividends	41,220
2,291,639
Expenses:
Management fees	376,062
Distribution fees:
B Class	4,947
C Class	51,543
Service fees:
B Class	1,649
C Class	17,181
Distribution and service fees:
A Class	57,762
R Class	2,207
Trustees’ fees and expenses	1,673
Other expenses	8,666
521,690

Net investment income (loss)	1,769,949

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	740,602
Futures contract transactions	127,836
Swap agreement transactions	32,633
Foreign currency transactions	(47,995)
853,076

Change in net unrealized appreciation (depreciation) on:
Investments	4,268,190
Futures contracts	(16,166)
Swap agreements	10,061
Translation of assets and liabilities in foreign currencies	(144,657)
4,117,428

Net realized and unrealized gain (loss)	4,970,504

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,740,453

See Notes to Financial Statements.

29

 Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$1,769,949	$2,343,717
Net realized gain (loss)	853,076	881,185
Change in net unrealized appreciation (depreciation)	4,117,428	2,596,679
Net increase (decrease) in net assets resulting from operations	6,740,453	5,821,581

Distributions to Shareholders
From net investment income:
Investor Class	(885,487)	(626,972)
Institutional Class	(35,125)	(144,719)
A Class	(750,187)	(1,290,808)
B Class	(16,805)	(51,058)
C Class	(171,419)	(294,005)
R Class	(13,032)	(45,473)
From net realized gains:
Investor Class	—	(89,271)
Institutional Class	—	(7,759)
A Class	—	(223,325)
B Class	—	(8,212)
C Class	—	(56,542)
R Class	—	(5,898)
Decrease in net assets from distributions	(1,872,055)	(2,844,042)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	63,589,861	29,687,868

Net increase (decrease) in net assets	68,458,259	32,665,407

Net Assets
Beginning of period	85,588,646	52,923,239
End of period	$154,046,905	$85,588,646

Accumulated undistributed net investment income (loss)	$(97,882)	$4,224

See Notes to Financial Statements.

30

 Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income. The fund pursues its objectives by investing at least 65% of its assets in investment-grade, non-money market debt securities and up to 35% of its assets in high-yield and/or emerging markets debt securities. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

31

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

32

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3425% to 0.4600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class,
A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the six months ended September 30, 2010 was 0.65% for the Investor Class, A Class, B Class, C Class and R Class and 0.45% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

33

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended September 30, 2010 totaled $90,900,259, of which $56,306,811 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, totaled $30,313,337, of which $19,984,544 represented U.S. Treasury and Government Agency obligations.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended September 30, 2010		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	5,082,536	$55,055,163	3,311,758	$34,781,242
Issued in reinvestment of distributions	71,426	777,239	53,911	566,771
Redeemed	(1,216,648)	(13,067,624)	(849,200)	(8,878,814)
	3,937,314	42,764,778	2,516,469	26,469,199
Institutional Class
Sold	49,915	541,552	105,747	1,124,932
Issued in reinvestment of distributions	3,238	35,125	14,637	152,478
Redeemed	(2,738)	(29,812)	(439,385)	(4,655,511)
	50,415	546,865	(319,001)	(3,378,101)
A Class
Sold	2,263,529	24,470,862	2,735,135	28,411,036
Issued in reinvestment of distributions	64,556	700,437	135,424	1,420,778
Redeemed	(1,077,822)	(11,705,082)	(1,929,757)	(20,127,429)
	1,250,263	13,466,217	940,802	9,704,385
B Class
Sold	6,943	75,384	24,450	250,309
Issued in reinvestment of distributions	1,424	15,412	4,849	50,619
Redeemed	(3,228)	(35,269)	(101,348)	(1,062,593)
	5,139	55,527	(72,049)	(761,665)
C Class
Sold	684,182	7,386,023	653,468	6,832,060
Issued in reinvestment of distributions	8,824	95,741	17,291	180,772
Redeemed	(134,794)	(1,453,803)	(689,038)	(7,138,851)
	558,212	6,027,961	(18,279)	(126,019)
R Class
Sold	68,404	740,474	18,098	185,881
Issued in reinvestment of distributions	1,199	13,032	4,938	51,371
Redeemed	(2,292)	(24,993)	(238,003)	(2,457,183)
	67,311	728,513	(214,967)	(2,219,931)
Net increase (decrease)	5,868,654	$63,589,861	2,832,975	$29,687,868

34

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$50,419,474	—
Corporate Bonds	$1,022,466	49,301,713	—
U.S. Government Agency Mortgage-Backed Securities	—	18,819,838	—
Commercial Mortgage-Backed Securities	—	10,988,061	—
Collateralized Mortgage Obligations	—	6,075,212	—
Sovereign Governments & Agencies	—	4,738,651	—
U.S. Government Agency Securities and Equivalents	—	3,671,866	—
Municipal Securities	—	2,769,713	—
Short-Term Investments	—	203,908	—
Asset-Backed Securities	—	32,404	—
Temporary Cash Investments	638	7,576,000	—
Total Value of Investment Securities	$1,023,104	$154,596,840	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(137,414)	—
Futures Contracts	$(19,275)	—	—
Swap Agreements	—	127,080	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(19,275)	$(10,334)	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

35

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

36

Value of Derivative Instruments as of September 30, 2010
	Asset Derivatives		Liability Derivatives
Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$27,506	Swap agreements	$892
Interest Rate Risk	Receivable for variation margin on futures contracts	1,937	Payable for variation margin on futures contracts	6,438
Foreign Currency Risk	Receivable for forward foreign currency exchange contracts	—	Payable for forward foreign currency exchange contracts	137,414
		$29,443		$144,744

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Derivative	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$32,633	Change in net unrealized appreciation (depreciation) on swap agreements	$10,061
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	127,836	Change in net unrealized appreciation (depreciation) on futures contracts	(16,166)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(50,291)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(149,057)
		$110,178		$(155,162)

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2010, the fund did not utilize the program.

37

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$148,768,194
Gross tax appreciation of investments	$6,946,014
Gross tax depreciation of investments	(94,264)
Net tax appreciation (depreciation) of investments	$6,851,750

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

38

 Financial Highlights
Core Plus

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.58		$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.18		0.42	0.43	0.45	0.14
Net Realized and Unrealized Gain (Loss)	0.47		0.59	(0.12)	0.51	(0.03)
Total From Investment Operations	0.65		1.01	0.31	0.96	0.11
Distributions
From Net Investment Income	(0.19)		(0.43)	(0.50)	(0.44)	(0.15)
From Net Realized Gains	—		(0.07)	(0.22)	—	—
Total Distributions	(0.19)		(0.50)	(0.72)	(0.44)	(0.15)
Net Asset Value, End of Period	$11.04		$10.58	$10.07	$10.48	$9.96

Total Return(4)	6.21%		10.22%	3.28%	9.88%	1.04%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.66	%(5)	0.66%	0.67%	0.67%	0.67	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.30	%(5)	3.99%	4.17%	4.46%	4.44	%(5)
Portfolio Turnover Rate	28%		131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$79,516		$34,569	$7,555	$5,830	$4,211

(1)	Six months ended September 30, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

39

Core Plus

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.58		$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.19		0.43	0.45	0.47	0.15
Net Realized and Unrealized Gain (Loss)	0.47		0.61	(0.12)	0.51	(0.04)
Total From Investment Operations	0.66		1.04	0.33	0.98	0.11
Distributions
From Net Investment Income	(0.20)		(0.46)	(0.52)	(0.46)	(0.15)
From Net Realized Gains	—		(0.07)	(0.22)	—	—
Total Distributions	(0.20)		(0.53)	(0.74)	(0.46)	(0.15)
Net Asset Value, End of Period	$11.04		$10.58	$10.07	$10.48	$9.96

Total Return(4)	6.32%		10.44%	3.48%	10.10%	1.11%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.46	%(5)	0.46%	0.47%	0.47%	0.47	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.50	%(5)	4.19%	4.37%	4.66%	4.64	%(5)
Portfolio Turnover Rate	28%		131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$2,298		$1,669	$4,802	$4,638	$4,214

(1)	Six months ended September 30, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

40

Core Plus

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.58		$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.17		0.39	0.39	0.42	0.14
Net Realized and Unrealized Gain (Loss)	0.47		0.60	(0.10)	0.51	(0.04)
Total From Investment Operations	0.64		0.99	0.29	0.93	0.10
Distributions
From Net Investment Income	(0.18)		(0.41)	(0.48)	(0.41)	(0.14)
From Net Realized Gains	—		(0.07)	(0.22)	—	—
Total Distributions	(0.18)		(0.48)	(0.70)	(0.41)	(0.14)
Net Asset Value, End of Period	$11.04		$10.58	$10.07	$10.48	$9.96

Total Return(4)	6.08%		9.95%	3.02%	9.61%	0.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.91	%(5)	0.91%	0.92%	0.92%	0.92	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.05	%(5)	3.74%	3.92%	4.21%	4.19	%(5)
Portfolio Turnover Rate	28%		131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$52,529		$37,131	$25,863	$6,415	$4,207

(1)	Six months ended September 30, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

41

Core Plus

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.58		$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.13		0.31	0.33	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.47		0.60	(0.12)	0.51	(0.04)
Total From Investment Operations	0.60		0.91	0.21	0.86	0.07
Distributions
From Net Investment Income	(0.14)		(0.33)	(0.40)	(0.34)	(0.11)
From Net Realized Gains	—		(0.07)	(0.22)	—	—
Total Distributions	(0.14)		(0.40)	(0.62)	(0.34)	(0.11)
Net Asset Value, End of Period	$11.04		$10.58	$10.07	$10.48	$9.96

Total Return(4)	5.69%		9.13%	2.25%	8.80%	0.71%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.66	%(5)	1.66%	1.67%	1.67%	1.67	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.30	%(5)	2.99%	3.17%	3.46%	3.44	%(5)
Portfolio Turnover Rate	28%		131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$1,372		$1,261	$1,926	$4,614	$4,197

(1)	Six months ended September 30, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

42

Core Plus

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.58		$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.13		0.31	0.32	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.47		0.60	(0.11)	0.51	(0.04)
Total From Investment Operations	0.60		0.91	0.21	0.86	0.07
Distributions
From Net Investment Income	(0.14)		(0.33)	(0.40)	(0.34)	(0.11)
From Net Realized Gains	—		(0.07)	(0.22)	—	—
Total Distributions	(0.14)		(0.40)	(0.62)	(0.34)	(0.11)
Net Asset Value, End of Period	$11.04		$10.58	$10.07	$10.48	$9.96

Total Return(4)	5.68%		9.13%	2.25%	8.80%	0.71%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.66	%(5)	1.66%	1.67%	1.67%	1.67	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.30	%(5)	2.99%	3.17%	3.46%	3.44	%(5)
Portfolio Turnover Rate	28%		131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$17,004		$10,397	$10,080	$6,074	$4,197

(1)	Six months ended September 30, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

43

Core Plus

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.58		$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.15		0.36	0.38	0.40	0.13
Net Realized and Unrealized Gain (Loss)	0.47		0.60	(0.12)	0.51	(0.04)
Total From Investment Operations	0.62		0.96	0.26	0.91	0.09
Distributions
From Net Investment Income	(0.16)		(0.38)	(0.45)	(0.39)	(0.13)
From Net Realized Gains	—		(0.07)	(0.22)	—	—
Total Distributions	(0.16)		(0.45)	(0.67)	(0.39)	(0.13)
Net Asset Value, End of Period	$11.04		$10.58	$10.07	$10.48	$9.96

Total Return(4)	5.94%		9.68%	2.76%	9.34%	0.88%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.16	%(5)	1.16%	1.17%	1.17%	1.17	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.80	%(5)	3.49%	3.67%	3.96%	3.94	%(5)
Portfolio Turnover Rate	28%		131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$1,329		$562	$2,699	$4,595	$4,204

(1)	Six months ended September 30, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

44

 Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	45,407,109
	Against:	311,347
	Abstain:	1,752,427
	Broker Non-Vote:	18,643,102

Institutional Class	For:	550,581
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

45

 Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board also considered information received in connection with its ongoing oversight and quarterly evaluation, directly and through the committees of the Board, of the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

46

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board members may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

47

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify within or among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

48

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

49

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders.

50

 Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

51

 Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate Bond Index (investment-grade) consists of publicly issued U.S. corporate and specified foreign debentures that are SEC-registered and meet specific maturity, liquidity, and quality requirements.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded.

The Barclays Capital U.S. MBS Index (mortgage-backed securities) is a component of the U.S. Aggregate Bond Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Bond Index (a subset of the U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes Treasury Bills.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities issued by the U.S. Treasury with a remaining maturity of one year or more.

52

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69830

Semiannual Report
September 30, 2010

American Century Investments®

Diversified Bond Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Diversified Bond

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	29
Statement of Operations	30
Statement of Changes in Net Assets	31
Notes to Financial Statements	32
Financial Highlights	40

Other Information

Proxy Voting Results	46
Approval of Management Agreement	47
Additional Information	52
Index Definitions	53

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

 President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

 Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic, Investor Uncertainty

Bonds produced solid returns during the six months ended September 30, 2010 (see the accompanying table). Economic growth and financial market performance were uneven, fueling investor uncertainty, which helped demand for bonds. On the one hand, the economy managed positive growth so far in 2010. On the other hand, the housing market and consumer debt levels remained concerns, while the unemployment rate ended September at 9.6%. The Federal Reserve (the Fed) talked about the growing risk of deflation, and investors began to anticipate another round of quantitative easing (government bond purchases by the Fed to further expand the money supply). To help keep borrowing costs low and stimulate growth, the Fed kept its short-term interest rate target (a key determinant of money market yields) near zero.

Paltry interest rates encouraged investors to reach for more yield, helping longer-dated, higher-yielding securities do best. In the Treasury market, this meant the 30-year bond was by far the best-performing maturity segment. Corporate bonds also benefited from demand by yield-hungry investors; however, worries about the economy and potential fallout from the sovereign debt crisis meant higher-quality investment-grade debt was favored over high-yield bonds.

Government agency mortgage-backed securities (MBS) had modest, positive returns, but lagged other segments of the taxable bond market. In part this was because the Fed ended its active support for this market in March 2010. In addition, MBS yields were at historically low levels relative to Treasuries, meaning they offered little incentive for investors to take on the additional risks these securities entail.

Cash returns were essentially flat for the six months, reflecting the Fed’s policy of extremely low rates. Finally, Treasury inflation-linked securities had positive returns but lagged nominal Treasuries in this low-inflation environment.

Yield Curve Fell, Flattened

With the Fed openly debating the possibility of deflation and investors buying longer-term Treasuries, the Treasury yield curve shifted lower and flattened during the six months. The two-year Treasury note yield fell from 1.02% to 0.43%, and its 30-year counterpart (most sensitive to inflation/deflation concerns) fell from 4.71% to 3.69%.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2010*
Barclays Capital U.S. Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
Three-Month Bill	0.09%	Corporate (investment-grade)	8.29%
Two-Year Note	1.79%	Treasury	7.54%
10-Year Note	13.25%	Corporate High-Yield	6.60%
30-Year Bond	20.70%	TIPS (inflation-linked)	6.40%
* Total returns for periods less than one year are not annualized.		Aggregate	6.05%
		MBS (mortgage-backed)	3.52%

 Performance
Diversified Bond

Total Returns as of September 30, 2010
					Average Annual Returns
	Ticker Symbol	6 months(1)	1 year		5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	6.22%	8.20	%(2)	6.57%	—	5.57%	12/3/01
Barclays Capital U.S. Aggregate Bond Index	—	6.05%	8.16%		6.20%	6.41%	5.74%(3)	—
Institutional Class	ACBPX	6.32%	8.52	%(2)	6.78%	6.42%	6.17%	4/1/93
A Class(4) No sales charge* With sales charge*	ADFAX	6.08% 1.32%	7.93 3.10	%(2) %(2)	6.30% 5.32%	— —	5.30% 4.76%	12/3/01
B Class No sales charge* With sales charge*	CDBBX	5.69% 0.69%	7.23 3.23	%(2) %(2)	5.51% 5.35%	— —	4.41% 4.41%	1/31/03
C Class No sales charge* With sales charge*	CDBCX	5.69% 4.69%	7.13 7.13	%(2) %(2)	5.51% 5.51%	— —	4.43% 4.43%	1/31/03
R Class	ADVRX	5.95%	7.66	%(2)	6.04%	—	5.85%	7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Diversified Bond acquired all of the net assets of the American Century Intermediate-Term Bond Fund, the American Century Bond Fund, and the American Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds’ shareholders on November 16, 2001. Financial information prior to December 3, 2001 is that of American Century Premium Bond Fund and is used in calculating the performance of Diversified Bond.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

(3)	Since 11/30/01, the date nearest the Investor Class’s inception for which data are available.

(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Diversified Bond

Growth of $10,000 Over Life of Class
$10,000 investment made December 3, 2001

(1)	From 12/3/01, the Investor Class’s inception date. Index data from 11/30/01, the date nearest the Investor Class’s inception for which data are available. Not annualized.

(2)	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.61%	0.41%	0.86%	1.61%	1.61%	1.11%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

 Portfolio Commentary
Diversified Bond

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Diversified Bond returned 6.22%* for the six months ended September 30, 2010. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 6.05%. See page 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

Diversified Bond’s absolute returns reflected the solid performance of investment-grade bonds in the last six months. Relative to the benchmark, the portfolio outperformed thanks to a number of security and sector selection decisions, in addition to a modest contribution to results from a yield curve flattener trade.

Sector Allocation Key

Sector allocation made a key contribution to the portfolio’s performance relative to the benchmark. Specifically, it was beneficial to hold an overweight position in investment-grade corporate securities, which comprised the best-performing segment of the taxable bond market. Because of concern about the economy, the portfolio managers favored bonds issued by companies with healthy and improving balance sheets in stable, non-cyclical industries that they believe can do well or improve profitability through innovation or cost cuts, rather than requiring top-line economic growth.

Performance within the corporate allocation could have been even better, however, because select economically sensitive issues did well, while some of the portfolio’s overweight positions lagged slightly. In addition, Diversified Bond held a small allocation (around 5% of assets) to high-yield corporate bonds. High-yield securities trailed investment-grade corporate securities in the six months; nevertheless, high-yield bonds outperformed the broad Aggregate Bond Index, so this positioning helped results compared with the benchmark.

Elsewhere, it was also beneficial to hold an underweight position in sovereign debt. However, it detracted modestly from relative performance to hold an underweight position in Treasury debt.

Security Selection in Mortgage Component Helped

Within the mortgage component, we held an underweight position in traditional pass-through government agency mortgage-backed securities (MBS) in favor of higher-yielding commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). We avoided traditional MBS because their yields stood at historically low levels on an absolute basis and relative to the income payouts available on Treasury securities. At the same time, the prevailing low interest rate environment meant investors faced questions about the possibility of a wave of home loan refinancings in the short term, balanced against the likelihood of higher rates and MBS underperformance down the road should the economy eventually improve.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

Diversified Bond

Favoring CMBS and CMOs helped performance. Investors favored these “structured mortgage products,” which are less likely to experience sharp price volatility as a result of refinancing and the risk of rapidly changing interest rates.

Yield Curve Trade

In late 2009, when the slope of the Treasury yield curve approached record levels of steepness, we put in place a yield curve “flattening” trade. We implemented the trade using two- and 30-year Treasury futures (based on the expectation that the yield difference between two- and 30-year securities would narrow going forward). The trade was “duration neutral,” meaning we added no additional interest rate risk in taking the position. This trade was designed to benefit from either a greater rise in short-maturity yields than long-maturity (a “bear flattener”) or a greater decline in long-maturity yields than short-maturity (a “bull flattener”). In the last six months, we’ve seen mostly a bull flattener.

Outlook

“We have a cautious outlook for the economy and fixed-income markets,” said Portfolio Manager Bob Gahagan. “With respect to the economy, we believe the consumer faces a number of challenges in terms of jobs, housing, and the availability of credit. In addition, the money supply is contracting, leading to questions about the Federal Reserve’s ability to aid the economy further. Similarly, the effect of the government’s stimulus plan is waning, and it’s not clear there is any more help in the pipeline. And while an environment of slow growth and modest inflation is typically good for high-quality bonds, yields are already so low that it’s hard to see a sustained rally from here. Nevertheless, positive economic growth and cost cutting mean corporate profits and credit quality have improved.”

“Those conditions have important implications for fixed-income investors. With interest rates so low, many are reaching for yield by buying higher-yielding, longer-term or lower-rated securities. But we are mindful of the old investing axiom that more money has been lost chasing yield than in any other pursuit. In this environment, we are sticking to our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. As a result of that process, we are likely to maintain a duration (price sensitivity to interest rate changes) close to that of the benchmark. In terms of sector allocation, we continue to favor a modest overweight to corporate securities that we believe can do well even under comparatively weak economic conditions. We are also likely to maintain a modest underweight to Treasuries, whose yields remain near record lows. And in the mortgage segment, we are likely to continue to overweight structured mortgage products at the expense of traditional MBS.”

Diversified Bond

Portfolio at a Glance
As of 9/30/10
Weighted Average Life	6.3 years
Average Duration (effective)	4.7 years

Yields as of September 30, 2010
30-day SEC Yield
Investor Class	2.37%
Institutional Class	2.57%
A Class	2.03%
B Class	1.38%
C Class	1.38%
R Class	1.88%

Types of Investments in Portfolio
% of net assets as of 9/30/10
Corporate Bonds	27.9%
U.S. Treasury Securities	27.8%
U.S. Government Agency Mortgage-Backed Securities	16.5%
Commercial Mortgage-Backed Securities	6.7%
U.S. Government Agency Securities and Equivalents	6.5%
Collateralized Mortgage Obligations	3.7%
Sovereign Governments & Agencies	3.5%
Municipal Securities	2.0%
Asset-Backed Securities	0.2%
Short-Term Investments	0.2%
Temporary Cash Investments	4.5%
Other Assets and Liabilities	0.5%

 Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period(1) 4/1/10 – 9/30/10	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,062.20	$3.00	0.58%
Investor Class (before waiver)	$1,000	$1,062.20	$3.15	0.61%
Institutional Class (after waiver)	$1,000	$1,063.20	$1.97	0.38%
Institutional Class (before waiver)	$1,000	$1,063.20(2)	$2.12	0.41%
A Class (after waiver)	$1,000	$1,060.80	$4.29	0.83%
A Class (before waiver)	$1,000	$1,060.80(2)	$4.44	0.86%
B Class (after waiver)	$1,000	$1,056.90	$8.15	1.58%
B Class (before waiver)	$1,000	$1,056.90(2)	$8.30	1.61%
C Class (after waiver)	$1,000	$1,056.90	$8.15	1.58%
C Class (before waiver)	$1,000	$1,056.90(2)	$8.30	1.61%
R Class (after waiver)	$1,000	$1,059.50	$5.58	1.08%
R Class (before waiver)	$1,000	$1,056.50(2)	$5.73	1.11%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.16	$2.94	0.58%
Investor Class (before waiver)	$1,000	$1,022.01	$3.09	0.61%
Institutional Class (after waiver)	$1,000	$1,023.16	$1.93	0.38%
Institutional Class (before waiver)	$1,000	$1,023.01	$2.08	0.41%
A Class (after waiver)	$1,000	$1,020.91	$4.20	0.83%
A Class (before waiver)	$1,000	$1,020.76	$4.36	0.86%
B Class (after waiver)	$1,000	$1,017.15	$7.99	1.58%
B Class (before waiver)	$1,000	$1,017.00	$8.14	1.61%
C Class (after waiver)	$1,000	$1,017.15	$7.99	1.58%
C Class (before waiver)	$1,000	$1,017.00	$8.14	1.61%
R Class (after waiver)	$1,000	$1,019.65	$5.47	1.08%
R Class (before waiver)	$1,000	$1,019.50	$5.62	1.11%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

 Schedule of Investments
Diversified Bond

SEPTEMBER 30, 2010 (UNAUDITED)

	Principal Amount	Value
Corporate Bonds — 27.9%
AEROSPACE & DEFENSE — 0.5%
Honeywell International, Inc., 5.30%, 3/15/17(1)	$675,000	$785,455
Honeywell International, Inc., 5.30%, 3/1/18(1)	610,000	714,599
L-3 Communications Corp., 5.875%, 1/15/15(1)	6,400,000	6,576,000
L-3 Communications Corp., 5.20%, 10/15/19(1)	290,000	314,001
Lockheed Martin Corp., 7.65%, 5/1/16(1)	1,700,000	2,160,423
Lockheed Martin Corp., 5.50%, 11/15/39(1)	1,888,000	2,089,257
Northrop Grumman Corp., 3.70%, 8/1/14(1)	1,300,000	1,395,950
United Technologies Corp., 6.125%, 2/1/19(1)	2,660,000	3,296,445
United Technologies Corp., 6.05%, 6/1/36(1)	1,027,000	1,219,991
United Technologies Corp., 6.125%, 7/15/38(1)	1,440,000	1,745,375
United Technologies Corp., 5.70%, 4/15/40(1)	3,500,000	4,024,629
		24,322,125
AUTOMOBILES — 0.3%
American Honda Finance Corp., 2.375%, 3/18/13(1)(2)	3,120,000	3,191,835
American Honda Finance Corp., 2.50%, 9/21/15(1)(2)	5,960,000	6,017,872
Daimler Finance N.A. LLC, 5.875%, 3/15/11(1)	710,000	726,312
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(1)(2)	2,150,000	2,217,499
		12,153,518
BEVERAGES — 0.7%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12(1)	5,080,000	5,276,220
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(1)(2)	3,310,000	4,300,676
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19(2)	7,580,000	9,449,941
Diageo Capital plc, 5.20%, 1/30/13(1)	1,160,000	1,264,997
Dr Pepper Snapple Group, Inc., 6.82%, 5/1/18(1)	5,307,000	6,576,116
PepsiAmericas, Inc., 4.375%, 2/15/14(1)	800,000	881,296
SABMiller plc, 6.20%, 7/1/11(1)(2)	2,060,000	2,138,544
SABMiller plc, 5.50%, 8/15/13(1)(2)	1,621,000	1,783,912
		31,671,702
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 5.85%, 6/1/17(1)	2,560,000	3,060,910
Amgen, Inc., 3.45%, 10/1/20(1)	2,440,000	2,461,540
		5,522,450
BUILDING PRODUCTS — 0.1%
Owens Corning, 6.50%, 12/1/16(1)	4,031,000	4,368,431
CAPITAL MARKETS — 2.2%
Ameriprise Financial, Inc., 5.30%, 3/15/20(1)	1,900,000	2,103,161
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(1)	6,617,000	7,718,360
Credit Suisse (New York), 5.00%, 5/15/13(1)	4,330,000	4,721,038
Credit Suisse (New York), 5.50%, 5/1/14(1)	2,320,000	2,601,792
Credit Suisse (New York), 5.30%, 8/13/19(1)	3,300,000	3,662,360
Credit Suisse (New York), 4.375%, 8/5/20(1)	5,470,000	5,597,424
Deutsche Bank AG (London), 4.875%, 5/20/13(1)	810,000	880,581
Deutsche Bank AG (London), 3.875%, 8/18/14(1)	3,180,000	3,404,839
Goldman Sachs Group, Inc. (The), 5.45%, 11/1/12(1)	400,000	431,544
Goldman Sachs Group, Inc. (The), 6.00%, 5/1/14(1)	3,600,000	4,020,919
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15(1)	3,520,000	3,815,757
Goldman Sachs Group, Inc. (The), 3.70%, 8/1/15(1)	3,790,000	3,883,564
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(1)	11,070,000	13,191,676
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(1)	7,120,000	7,518,492
Jefferies Group, Inc., 8.50%, 7/15/19(1)	2,000,000	2,325,916

Diversified Bond

	Principal Amount	Value
Korea Development Bank, 3.25%, 3/9/16(1)	$3,010,000	$3,021,874
Merrill Lynch & Co., Inc., 6.15%, 4/25/13(1)	1,965,000	2,148,940
Morgan Stanley, 4.20%, 11/20/14(1)	3,400,000	3,529,516
Morgan Stanley, 6.00%, 4/28/15(1)	6,310,000	6,947,184
Morgan Stanley, 6.625%, 4/1/18(1)	3,480,000	3,863,875
Morgan Stanley, 7.30%, 5/13/19(1)	2,430,000	2,799,511
Morgan Stanley, 5.625%, 9/23/19(1)	4,000,000	4,171,928
Morgan Stanley, 5.50%, 7/24/20(1)	2,800,000	2,890,065
UBS AG (Stamford Branch), 2.25%, 8/12/13(1)	2,620,000	2,648,545
UBS AG (Stamford Branch), 5.875%, 12/20/17(1)	4,250,000	4,815,977
UBS AG (Stamford Branch), 5.75%, 4/25/18(1)	1,250,000	1,413,347
		104,128,185
CHEMICALS — 0.3%
CF Industries, Inc., 6.875%, 5/1/18	4,130,000	4,455,237
Dow Chemical Co. (The), 4.85%, 8/15/12(1)	1,690,000	1,789,243
Dow Chemical Co. (The), 8.55%, 5/15/19(1)	5,210,000	6,589,155
Mosaic Co. (The), 7.625%, 12/1/16(1)(2)	2,100,000	2,277,490
Rohm & Haas Co., 5.60%, 3/15/13(1)	550,000	593,023
		15,704,148
COMMERCIAL BANKS — 1.1%
Barclays Bank plc, 5.00%, 9/22/16(1)	3,590,000	3,935,056
BB&T Corp., 5.70%, 4/30/14(1)	1,680,000	1,889,136
Fifth Third Bancorp., 6.25%, 5/1/13(1)	3,882,000	4,253,868
HSBC Bank plc, 3.50%, 6/28/15(1)(2)	2,980,000	3,130,681
HSBC Bank plc, 4.125%, 8/12/20(1)(2)	2,810,000	2,861,575
HSBC Holdings plc, 6.80%, 6/1/38(1)	1,620,000	1,885,264
National Australia Bank Ltd., 2.75%, 9/28/15(1)(2)	2,210,000	2,222,811
PNC Bank N.A., 4.875%, 9/21/17(1)	882,000	928,230
PNC Bank N.A., 6.00%, 12/7/17(1)	1,830,000	2,060,662
PNC Funding Corp., 3.625%, 2/8/15(1)	2,800,000	2,959,698
PNC Funding Corp., 4.25%, 9/21/15(1)	430,000	463,969
PNC Funding Corp., 4.375%, 8/11/20(1)	1,720,000	1,763,036
Regions Financial Corp., 5.75%, 6/15/15(1)	1,500,000	1,528,071
Royal Bank of Scotland plc, 3.95%, 9/21/15	2,860,000	2,894,043
SunTrust Bank, 7.25%, 3/15/18(1)	320,000	364,413
Wachovia Bank N.A., 4.80%, 11/1/14(1)	1,500,000	1,621,855
Wachovia Bank N.A., 4.875%, 2/1/15(1)	3,320,000	3,600,819
Wells Fargo & Co., 4.375%, 1/31/13(1)	4,280,000	4,570,569
Wells Fargo & Co., 3.625%, 4/15/15(1)	2,250,000	2,389,300
Wells Fargo & Co., 5.625%, 12/11/17(1)	3,700,000	4,220,572
Westpac Banking Corp., 3.00%, 8/4/15(1)	2,520,000	2,577,524
		52,121,152
COMMERCIAL SERVICES & SUPPLIES — 0.5%
Allied Waste North America, Inc., 6.375%, 4/15/11(1)	2,500,000	2,572,533
Corrections Corp. of America, 6.25%, 3/15/13(1)	4,170,000	4,263,825
Corrections Corp. of America, 7.75%, 6/1/17(1)	2,800,000	3,024,000
Republic Services, Inc., 5.50%, 9/15/19(1)	5,870,000	6,623,426
Republic Services, Inc., 6.20%, 3/1/40(1)	2,470,000	2,801,212
Waste Management, Inc., 4.75%, 6/30/20(1)	2,570,000	2,761,588
Waste Management, Inc., 6.125%, 11/30/39(1)	2,070,000	2,300,408
		24,346,992
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39(1)	5,400,000	6,263,752
CONSUMER FINANCE — 1.5%
American Express Centurion Bank, 5.55%, 10/17/12(1)	2,600,000	2,802,194
American Express Centurion Bank, 6.00%, 9/13/17(1)	4,840,000	5,528,693

Diversified Bond

Principal Amount	Value
American Express Co., 7.25%, 5/20/14(1)	$4,900,000	$5,752,017
American Express Credit Corp., 2.75%, 9/15/15(1)	1,830,000	1,844,442
Capital One Bank USA N.A., 8.80%, 7/15/19(1)	3,000,000	3,840,387
Capital One Capital V, 10.25%, 8/15/39(1)	1,800,000	1,959,750
Ford Motor Credit Co. LLC, 5.625%, 9/15/15(1)	3,560,000	3,666,316
General Electric Capital Corp., 3.75%, 11/14/14(1)	9,460,000	10,031,062
General Electric Capital Corp., 3.50%, 6/29/15(1)	3,950,000	4,138,929
General Electric Capital Corp., 5.625%, 9/15/17(1)	5,480,000	6,130,778
General Electric Capital Corp., 6.00%, 8/7/19(1)	8,480,000	9,558,198
General Electric Capital Corp., 4.375%, 9/16/20(1)	4,910,000	4,938,051
General Electric Capital Corp., 6.875%, 1/10/39(1)	2,000,000	2,304,494
John Deere Capital Corp., 4.90%, 9/9/13(1)	1,200,000	1,325,971
SLM Corp., 5.375%, 1/15/13(1)	1,900,000	1,916,625
SLM Corp., 8.00%, 3/25/20(1)	1,810,000	1,798,814
		67,536,721
CONTAINERS & PACKAGING — 0.2%
Ball Corp., 7.125%, 9/1/16(1)	2,950,000	3,200,750
Ball Corp., 6.75%, 9/15/20(1)	3,450,000	3,674,250
		6,875,000
DIVERSIFIED CONSUMER SERVICES — 0.1%
Board of Trustees of The Leland Stanford Junior University (The), 3.625%, 5/1/14(1)	2,120,000	2,296,518
DIVERSIFIED FINANCIAL SERVICES — 2.1%
Arch Western Finance LLC, 6.75%, 7/1/13(1)	1,577,000	1,602,626
Bank of America Corp., 4.90%, 5/1/13(1)	3,050,000	3,259,633
Bank of America Corp., 4.50%, 4/1/15(1)	5,420,000	5,695,000
Bank of America Corp., 6.50%, 8/1/16(1)	13,040,000	14,687,356
Bank of America Corp., 5.75%, 12/1/17(1)	1,790,000	1,916,601
Bank of America Corp., 5.65%, 5/1/18(1)	1,300,000	1,379,482
Bank of America Corp., 5.625%, 7/1/20(1)	5,080,000	5,378,130
Bank of America N.A., 5.30%, 3/15/17(1)	6,439,000	6,638,049
Citigroup, Inc., 6.00%, 12/13/13(1)	7,270,000	7,977,487
Citigroup, Inc., 6.01%, 1/15/15(1)	10,490,000	11,546,710
Citigroup, Inc., 4.75%, 5/19/15	1,420,000	1,496,140
Citigroup, Inc., 6.125%, 5/15/18(1)	2,940,000	3,212,491
Citigroup, Inc., 8.50%, 5/22/19(1)	1,200,000	1,485,982
Citigroup, Inc., 5.375%, 8/9/20(1)	2,140,000	2,218,339
Citigroup, Inc., 8.125%, 7/15/39(1)	2,600,000	3,294,788
HSBC Finance Corp., 4.75%, 7/15/13(1)	1,400,000	1,492,127
JPMorgan Chase & Co., 4.65%, 6/1/14(1)	5,360,000	5,873,997
JPMorgan Chase & Co., 3.70%, 1/20/15(1)	2,240,000	2,369,468
JPMorgan Chase & Co., 6.00%, 1/15/18(1)	13,980,000	15,988,800
JPMorgan Chase Bank National Association, 5.875%, 6/13/16(1)	1,250,000	1,418,213
		98,931,419
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.9%
Alltel Corp., 7.875%, 7/1/32(1)	1,190,000	1,589,152
AT&T, Inc., 6.25%, 3/15/11(1)	1,580,000	1,620,124
AT&T, Inc., 6.70%, 11/15/13(1)	2,170,000	2,514,570
AT&T, Inc., 5.10%, 9/15/14(1)	1,000,000	1,124,084
AT&T, Inc., 6.80%, 5/15/36(1)	1,000,000	1,190,595
AT&T, Inc., 6.55%, 2/15/39(1)	8,240,000	9,613,583
British Telecommunications plc, 5.15%, 1/15/13(1)	2,060,000	2,202,770
British Telecommunications plc, 5.95%, 1/15/18(1)	3,450,000	3,851,542
Cellco Partnership/Verizon Wireless Capital LLC, 3.75%, 5/20/11(1)	300,000	305,988
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14(1)	1,580,000	1,788,511

Diversified Bond

Principal Amount	Value
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(1)	$2,490,000	$3,395,339
CenturyLink, Inc., 7.60%, 9/15/39(1)	3,220,000	3,158,891
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(1)	3,000,000	3,678,849
Deutsche Telekom International Finance BV, 8.75%, 6/15/30(1)	800,000	1,123,022
Embarq Corp., 7.08%, 6/1/16(1)	944,000	1,050,747
France Telecom SA, 4.375%, 7/8/14(1)	3,140,000	3,465,605
Frontier Communications Corp., 8.25%, 4/15/17(1)	1,000,000	1,098,750
Frontier Communications Corp., 8.50%, 4/15/20(1)	5,000,000	5,543,750
Qwest Corp., 7.875%, 9/1/11(1)	1,950,000	2,069,438
Qwest Corp., 8.875%, 3/15/12(1)	1,300,000	1,430,000
Qwest Corp., 7.50%, 10/1/14(1)	800,000	908,000
Sprint Capital Corp., 7.625%, 1/30/11(1)	2,870,000	2,923,812
Telecom Italia Capital SA, 6.18%, 6/18/14(1)	4,410,000	4,868,499
Telecom Italia Capital SA, 7.00%, 6/4/18(1)	3,280,000	3,773,059
Telefonica Emisiones SAU, 5.98%, 6/20/11(1)	750,000	777,982
Telefonica Emisiones SAU, 5.88%, 7/15/19(1)	2,800,000	3,209,284
Verizon Communications, Inc., 6.10%, 4/15/18(1)	2,799,000	3,333,220
Verizon Communications, Inc., 8.75%, 11/1/18(1)	2,670,000	3,638,297
Verizon Communications, Inc., 6.40%, 2/15/38(1)	870,000	1,009,430
Verizon Communications, Inc., 7.35%, 4/1/39(1)	3,660,000	4,714,464
Windstream Corp., 7.875%, 11/1/17(1)	6,740,000	7,060,150
		88,031,507
ELECTRIC UTILITIES — 0.7%
Carolina Power & Light Co., 5.15%, 4/1/15(1)	1,123,000	1,285,837
Carolina Power & Light Co., 5.25%, 12/15/15(1)	545,000	632,690
Carolina Power & Light Co., 5.30%, 1/15/19(1)	770,000	896,228
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(1)	908,000	1,009,473
Duke Energy Carolinas LLC, 7.00%, 11/15/18(1)	1,670,000	2,134,689
Duke Energy Corp., 6.30%, 2/1/14(1)	1,570,000	1,795,429
Duke Energy Corp., 3.95%, 9/15/14(1)	4,010,000	4,324,909
Edison International, 3.75%, 9/15/17(1)	2,920,000	2,999,085
Exelon Generation Co. LLC, 5.20%, 10/1/19(1)	3,000,000	3,342,897
Exelon Generation Co. LLC, 4.00%, 10/1/20(1)	2,310,000	2,316,794
FirstEnergy Corp., 6.45%, 11/15/11(1)	96,000	100,622
FirstEnergy Solutions Corp., 6.05%, 8/15/21(1)	5,220,000	5,586,966
Florida Power Corp., 5.65%, 6/15/18(1)	790,000	933,210
Florida Power Corp., 6.35%, 9/15/37(1)	1,307,000	1,608,001
Niagara Mohawk Power Corp., 4.88%, 8/15/19(2)	1,600,000	1,761,395
Pacificorp, 6.00%, 1/15/39(1)	2,340,000	2,765,707
Southern California Edison Co., 5.625%, 2/1/36(1)	780,000	890,525
		34,384,457
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16(1)	4,100,000	4,515,125
ENERGY EQUIPMENT & SERVICES — 0.2%
Pride International, Inc., 6.875%, 8/15/20(1)	800,000	875,000
Transocean, Inc., 6.50%, 11/15/20(1)	2,190,000	2,389,202
Weatherford International Ltd., 9.625%, 3/1/19(1)	3,000,000	3,919,563
		7,183,765
FOOD & STAPLES RETAILING — 0.7%
CVS Caremark Corp., 6.60%, 3/15/19(1)	6,730,000	8,180,557
Delhaize Group SA, 5.875%, 2/1/14(1)	3,460,000	3,908,990
Delhaize Group SA, 6.50%, 6/15/17(1)	550,000	656,830

Diversified Bond

Principal Amount	Value
Kroger Co. (The), 5.00%, 4/15/13(1)	$1,580,000	$1,722,641
Kroger Co. (The), 6.40%, 8/15/17(1)	3,900,000	4,669,135
Safeway, Inc., 5.80%, 8/15/12(1)	1,670,000	1,806,339
SYSCO Corp., 4.20%, 2/12/13(1)	1,170,000	1,258,550
Wal-Mart Stores, Inc., 5.875%, 4/5/27(1)	1,060,000	1,248,904
Wal-Mart Stores, Inc., 6.20%, 4/15/38(1)	640,000	774,395
Wal-Mart Stores, Inc., 5.625%, 4/1/40(1)	3,640,000	4,139,386
Wal-Mart Stores, Inc., 4.875%, 7/8/40	3,440,000	3,527,321
		31,893,048
FOOD PRODUCTS — 0.8%
General Mills, Inc., 5.25%, 8/15/13(1)	4,970,000	5,551,540
General Mills, Inc., 5.65%, 2/15/19(1)	1,660,000	1,947,575
Kellogg Co., 4.45%, 5/30/16(1)	2,400,000	2,698,954
Kraft Foods, Inc., 6.00%, 2/11/13(1)	830,000	922,401
Kraft Foods, Inc., 6.75%, 2/19/14(1)	1,190,000	1,385,134
Kraft Foods, Inc., 5.375%, 2/10/20(1)	8,660,000	9,691,674
Kraft Foods, Inc., 6.50%, 2/9/40(1)	3,525,000	4,141,988
Mead Johnson Nutrition Co., 3.50%, 11/1/14(1)	1,900,000	2,006,706
Mead Johnson Nutrition Co., 5.90%, 11/1/39(1)	2,600,000	2,941,323
Ralcorp Holdings, Inc., 6.625%, 8/15/39(1)	3,100,000	3,379,812
Tyson Foods, Inc., 7.35%, 4/1/16(1)	2,580,000	2,867,025
		37,534,132
HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
Baxter International, Inc., 4.00%, 3/1/14(1)	1,620,000	1,773,555
Baxter International, Inc., 5.90%, 9/1/16(1)	1,130,000	1,363,915
Boston Scientific Corp., 4.50%, 1/15/15(1)	2,320,000	2,376,534
CareFusion Corp., 4.125%, 8/1/12(1)	400,000	418,682
Covidien International Finance SA, 1.875%, 6/15/13(1)	3,580,000	3,644,816
		9,577,502
HEALTH CARE PROVIDERS & SERVICES — 0.8%
Express Scripts, Inc., 5.25%, 6/15/12(1)	5,700,000	6,087,703
Express Scripts, Inc., 7.25%, 6/15/19(1)	8,020,000	10,102,626
HCA, Inc., 7.875%, 2/15/20(1)	5,140,000	5,647,575
Medco Health Solutions, Inc., 7.25%, 8/15/13(1)	7,061,000	8,162,488
Medco Health Solutions, Inc., 4.125%, 9/15/20(1)	3,500,000	3,551,306
WellPoint, Inc., 5.80%, 8/15/40(1)	1,470,000	1,544,204
		35,095,902
HOTELS, RESTAURANTS & LEISURE — 0.3%
International Game Technology, 5.50%, 6/15/20(1)	2,150,000	2,309,373
McDonald’s Corp., 5.35%, 3/1/18(1)	1,550,000	1,818,680
Wyndham Worldwide Corp., 6.00%, 12/1/16(1)	1,500,000	1,567,511
Wyndham Worldwide Corp., 5.75%, 2/1/18(1)	2,360,000	2,370,976
Yum! Brands, Inc., 8.875%, 4/15/11(1)	600,000	625,025
Yum! Brands, Inc., 6.25%, 3/15/18(1)	2,550,000	3,046,783
Yum! Brands, Inc., 5.30%, 9/15/19(1)	3,545,000	3,960,627
		15,698,975
HOUSEHOLD DURABLES — 0.2%
Jarden Corp., 8.00%, 5/1/16	4,960,000	5,307,200
Toll Brothers Finance Corp., 6.75%, 11/1/19(1)	2,500,000	2,591,532
		7,898,732
HOUSEHOLD PRODUCTS(3)
Kimberly-Clark Corp., 6.125%, 8/1/17(1)	560,000	684,770
Kimberly-Clark Corp., 7.50%, 11/1/18(1)	820,000	1,081,050
		1,765,820

Diversified Bond

Principal Amount	Value
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
AES Corp. (The), 8.00%, 10/15/17(1)	$3,500,000	$3,797,500
INDUSTRIAL CONGLOMERATES — 0.2%
General Electric Co., 5.00%, 2/1/13(1)	2,734,000	2,970,852
General Electric Co., 5.25%, 12/6/17(1)	4,251,000	4,791,736
		7,762,588
INSURANCE — 0.9%
Allstate Corp. (The), 7.45%, 5/16/19	4,840,000	6,056,921
American International Group, Inc., 8.25%, 8/15/18(1)	2,050,000	2,398,500
Berkshire Hathaway Finance Corp., 5.00%, 8/15/13(1)	790,000	874,707
CNA Financial Corp., 5.875%, 8/15/20(1)	1,640,000	1,675,372
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(1)	2,120,000	2,172,154
Hartford Financial Services Group, Inc., 5.50%, 3/30/20(1)	1,330,000	1,355,118
Lincoln National Corp., 6.25%, 2/15/20(1)	2,400,000	2,689,762
MetLife Global Funding I, 2.875%, 9/17/12(1)(2)	600,000	618,984
MetLife Global Funding I, 5.125%, 4/10/13(1)(2)	2,170,000	2,363,753
MetLife, Inc., 2.375%, 2/6/14(1)	1,600,000	1,618,600
MetLife, Inc., 6.75%, 6/1/16(1)	5,100,000	6,098,407
New York Life Global Funding, 4.65%, 5/9/13(1)(2)	1,630,000	1,766,801
Prudential Financial, Inc., 3.625%, 9/17/12(1)	1,850,000	1,923,132
Prudential Financial, Inc., 7.375%, 6/15/19(1)	6,390,000	7,796,944
Prudential Financial, Inc., 5.40%, 6/13/35(1)	600,000	581,270
Travelers Cos., Inc. (The), 5.90%, 6/2/19(1)	3,120,000	3,636,525
		43,626,950
LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc., 6.35%, 3/15/40(1)	3,310,000	3,415,457
Mattel, Inc., 6.20%, 10/1/40(1)	900,000	916,667
		4,332,124
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Bio-Rad Laboratories, Inc., 6.125%, 12/15/14(1)	2,650,000	2,716,250
Thermo Fisher Scientific, Inc., 2.15%, 12/28/12(1)	500,000	509,942
		3,226,192
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(1)	3,450,000	3,849,638
MEDIA — 2.5%
CBS Corp., 8.875%, 5/15/19(1)	2,100,000	2,741,840
CBS Corp., 5.75%, 4/15/20(1)	2,910,000	3,238,169
CBS Corp., 5.50%, 5/15/33(1)	3,780,000	3,691,370
Comcast Corp., 5.90%, 3/15/16(1)	4,904,000	5,673,359
Comcast Corp., 5.15%, 3/1/20(1)	750,000	821,092
Comcast Corp., 6.40%, 5/15/38(1)	650,000	721,126
Comcast Corp., 6.40%, 3/1/40(1)	4,310,000	4,807,430
DirecTV Holdings LLC, 3.55%, 3/15/15(1)	4,120,000	4,282,357
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(1)	7,000,000	7,654,262
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 6.375%, 6/15/15(1)	3,320,000	3,452,800
DISH DBS Corp., 7.00%, 10/1/13(1)	1,815,000	1,935,244
Gannett Co., Inc., 9.375%, 11/15/17(1)(2)	2,923,000	3,207,992
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(1)	6,040,000	7,081,900
Lamar Media Corp., 9.75%, 4/1/14(1)	3,380,000	3,887,000
NBC Universal, Inc., 4.375%, 4/1/21(2)(4)	3,330,000	3,377,626
NBC Universal, Inc., 5.95%, 4/1/41(2)(4)	1,440,000	1,486,476
News America, Inc., 6.90%, 8/15/39(1)	4,090,000	4,836,298
Omnicom Group, Inc., 5.90%, 4/15/16(1)	5,280,000	6,098,453
Omnicom Group, Inc., 4.45%, 8/15/20(1)	2,200,000	2,266,308
Time Warner Cable, Inc., 5.40%, 7/2/12(1)	4,410,000	4,726,387

Diversified Bond

Principal Amount	Value
Time Warner Cable, Inc., 6.75%, 7/1/18(1)	$8,750,000	$10,450,449
Time Warner, Inc., 3.15%, 7/15/15(1)	4,070,000	4,224,656
Time Warner, Inc., 4.875%, 3/15/20(1)	1,120,000	1,217,181
Time Warner, Inc., 7.70%, 5/1/32(1)	2,740,000	3,433,124
Time Warner, Inc., 6.10%, 7/15/40(1)	2,530,000	2,733,288
Viacom, Inc., 6.25%, 4/30/16(1)	9,130,000	10,725,687
Virgin Media Finance plc, 9.125%, 8/15/16(1)	550,000	591,250
Virgin Media Secured Finance plc, 6.50%, 1/15/18(1)	5,140,000	5,448,400
WMG Acquisition Corp., 9.50%, 6/15/16	2,870,000	3,085,250
		117,896,774
METALS & MINING — 0.9%
Alcoa, Inc., 6.15%, 8/15/20(1)	3,380,000	3,481,535
Anglo American Capital plc, 9.375%, 4/8/19(1)(2)	2,250,000	3,038,452
Anglo American Capital plc, 4.45%, 9/27/20(1)(2)	710,000	728,770
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(1)	1,480,000	1,568,360
ArcelorMittal, 9.85%, 6/1/19(1)	3,850,000	4,955,477
ArcelorMittal, 5.25%, 8/5/20(1)	2,710,000	2,735,921
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(1)	3,285,000	3,671,526
Newmont Mining Corp., 6.25%, 10/1/39(1)	4,980,000	5,729,580
Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(1)	6,580,000	7,339,194
Rio Tinto Finance USA Ltd., 9.00%, 5/1/19(1)	1,250,000	1,746,941
Teck Resources Ltd., 5.375%, 10/1/15(1)	1,589,000	1,751,426
Teck Resources Ltd., 3.85%, 8/15/17	800,000	825,800
Teck Resources Ltd., 10.75%, 5/15/19(1)	1,737,000	2,190,665
Vale Overseas Ltd., 5.625%, 9/15/19(1)	1,450,000	1,605,526
Vale Overseas Ltd., 4.625%, 9/15/20	2,010,000	2,085,725
		43,454,898
MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(1)	1,296,000	1,357,560
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(1)	2,650,000	2,835,500
		4,193,060
MULTI-UTILITIES — 0.8%
CenterPoint Energy Resources Corp., 6.125%, 11/1/17(1)	560,000	649,699
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(1)	950,000	1,075,020
CMS Energy Corp., 4.25%, 9/30/15	1,210,000	1,226,871
CMS Energy Corp., 8.75%, 6/15/19(1)	6,660,000	7,984,468
Dominion Resources, Inc., 6.40%, 6/15/18(1)	6,000,000	7,325,640
Georgia Power Co., 6.00%, 11/1/13(1)	1,670,000	1,907,791
Pacific Gas & Electric Co., 5.80%, 3/1/37(1)	6,297,000	7,015,815
PG&E Corp., 5.75%, 4/1/14(1)	1,030,000	1,159,352
Public Service Co. of Colorado, 5.80%, 8/1/18(1)	790,000	943,533
Sempra Energy, 8.90%, 11/15/13(1)	3,740,000	4,500,652
Sempra Energy, 6.50%, 6/1/16(1)	2,090,000	2,504,481
Sempra Energy, 9.80%, 2/15/19(1)	1,840,000	2,568,914
		38,862,236
OFFICE ELECTRONICS — 0.2%
Xerox Corp., 5.65%, 5/15/13(1)	1,370,000	1,501,709
Xerox Corp., 4.25%, 2/15/15(1)	3,600,000	3,870,252
Xerox Corp., 6.35%, 5/15/18(1)	2,000,000	2,323,626
Xerox Corp., 5.625%, 12/15/19(1)	2,170,000	2,432,889
		10,128,476
OIL, GAS & CONSUMABLE FUELS — 2.9%
Anadarko Petroleum Corp., 5.95%, 9/15/16(1)	2,800,000	3,062,791
Anadarko Petroleum Corp., 6.45%, 9/15/36(1)	3,750,000	3,766,297
Apache Corp., 5.10%, 9/1/40(1)	2,220,000	2,242,005

Diversified Bond

Principal Amount	Value
BP Capital Markets plc, 4.50%, 10/1/20(4)	$2,260,000	$2,315,745
Cenovus Energy, Inc., 4.50%, 9/15/14(1)	2,260,000	2,490,866
Chesapeake Energy Corp., 7.625%, 7/15/13(1)	2,400,000	2,628,000
ConocoPhillips, 5.75%, 2/1/19(1)	4,200,000	5,046,560
ConocoPhillips, 6.50%, 2/1/39(1)	2,270,000	2,853,606
El Paso Corp., 7.875%, 6/15/12(1)	2,630,000	2,811,928
El Paso Corp., 7.25%, 6/1/18(1)	5,150,000	5,575,859
Enbridge Energy Partners LP, 6.50%, 4/15/18(1)	2,470,000	2,907,625
Enbridge Energy Partners LP, 5.20%, 3/15/20(1)	1,610,000	1,754,863
Enbridge Energy Partners LP, 5.50%, 9/15/40(1)	2,970,000	2,980,763
Enterprise Products Operating LLC, 3.70%, 6/1/15(1)	2,500,000	2,628,190
Enterprise Products Operating LLC, 6.30%, 9/15/17(1)	7,370,000	8,512,932
Enterprise Products Operating LLC, 5.20%, 9/1/20(1)	1,000,000	1,084,957
Enterprise Products Operating LLC, 6.125%, 10/15/39(1)	1,000,000	1,080,154
Enterprise Products Operating LLC, 6.45%, 9/1/40(1)	1,600,000	1,784,880
EOG Resources, Inc., 5.625%, 6/1/19(1)	1,800,000	2,121,093
Hess Corp., 6.00%, 1/15/40(1)	2,100,000	2,315,517
Kinder Morgan Energy Partners LP, 6.75%, 3/15/11(1)	450,000	461,405
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(1)	3,630,000	4,335,371
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(1)	2,600,000	2,807,423
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(1)	2,020,000	2,191,472
Magellan Midstream Partners LP, 6.55%, 7/15/19(1)	2,550,000	3,051,172
Motiva Enterprises LLC, 5.75%, 1/15/20(1)(2)	2,500,000	2,864,582
Newfield Exploration Co., 6.875%, 2/1/20	3,000,000	3,202,500
Nexen, Inc., 5.65%, 5/15/17(1)	1,770,000	2,009,109
Nexen, Inc., 6.20%, 7/30/19(1)	2,610,000	3,055,456
Peabody Energy Corp., 6.50%, 9/15/20(1)	2,200,000	2,378,750
Petrobras International Finance Co., 5.75%, 1/20/20(1)	2,290,000	2,546,214
Petroleos Mexicanos, 6.00%, 3/5/20(1)(2)	3,600,000	3,996,000
Petroleos Mexicanos, 6.625%, 6/15/35(1)(2)	900,000	987,439
Plains All American Pipeline LP/PAA Finance Corp., 4.25%, 9/1/12(1)	1,500,000	1,565,038
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(1)	1,450,000	1,523,398
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(1)	5,060,000	6,432,414
Shell International Finance BV, 3.10%, 6/28/15(1)	5,900,000	6,220,128
Shell International Finance BV, 4.30%, 9/22/19(1)	220,000	241,714
Shell International Finance BV, 6.375%, 12/15/38(1)	860,000	1,094,071
Talisman Energy, Inc., 7.75%, 6/1/19(1)	6,020,000	7,696,064
TransCanada PipeLines Ltd., 3.80%, 10/1/20	2,040,000	2,088,785
Valero Energy Corp., 4.50%, 2/1/15(1)	5,180,000	5,544,372
Williams Partners LP, 5.25%, 3/15/20(1)	2,040,000	2,221,464
XTO Energy, Inc., 5.90%, 8/1/12(1)	2,700,000	2,947,244
XTO Energy, Inc., 6.50%, 12/15/18(1)	3,350,000	4,272,965
		135,699,181
PAPER & FOREST PRODUCTS — 0.2%
Georgia-Pacific LLC, 8.875%, 5/15/31(1)	1,000,000	1,145,000
International Paper Co., 9.375%, 5/15/19(1)	4,350,000	5,652,055
International Paper Co., 7.30%, 11/15/39(1)	3,000,000	3,369,279
		10,166,334

Diversified Bond

Principal Amount	Value
PHARMACEUTICALS — 0.9%
Abbott Laboratories, 5.875%, 5/15/16(1)	$1,021,000	$1,228,959
Abbott Laboratories, 5.30%, 5/27/40(1)	6,480,000	7,059,701
AstraZeneca plc, 5.90%, 9/15/17(1)	830,000	1,000,411
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(1)	1,630,000	1,794,237
Pfizer, Inc., 6.20%, 3/15/19(1)	5,090,000	6,277,746
Pfizer, Inc., 7.20%, 3/15/39(1)	3,460,000	4,724,156
Roche Holdings, Inc., 5.00%, 3/1/14(1)(2)	2,750,000	3,077,916
Roche Holdings, Inc., 6.00%, 3/1/19(1)(2)	3,970,000	4,817,694
Teva Pharmaceutical Finance III LLC, 1.50%, 6/15/12(1)	1,250,000	1,265,900
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(1)	7,600,000	8,290,088
		39,536,808
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
Boston Properties LP, 5.00%, 6/1/15(1)	1,000,000	1,096,960
Digital Realty Trust LP, 4.50%, 7/15/15(2)	860,000	889,218
Digital Realty Trust LP, 5.875%, 2/1/20(1)(2)	3,440,000	3,663,738
Kimco Realty Corp., 4.30%, 2/1/18(1)	420,000	426,257
Kimco Realty Corp., 6.875%, 10/1/19(1)	2,300,000	2,682,575
ProLogis, 5.625%, 11/15/16(1)	1,080,000	1,041,548
ProLogis, 7.375%, 10/30/19(1)	2,540,000	2,567,508
ProLogis, 6.875%, 3/15/20(1)	1,800,000	1,772,629
Reckson Operating Partnership LP, 7.75%, 3/15/20(1)(2)	2,380,000	2,410,928
Simon Property Group LP, 5.75%, 12/1/15(1)	4,650,000	5,303,497
		21,854,858
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
AMB Property LP, 6.625%, 12/1/19(1)	2,790,000	3,104,721
ERP Operating LP, 4.75%, 7/15/20(1)	2,540,000	2,647,490
		5,752,211
ROAD & RAIL — 0.4%
Burlington Northern Santa Fe Corp., 5.05%, 3/1/41(1)	1,480,000	1,481,110
CSX Corp., 5.75%, 3/15/13(1)	1,680,000	1,852,410
CSX Corp., 7.375%, 2/1/19(1)	4,500,000	5,658,412
Norfolk Southern Corp., 5.75%, 1/15/16(1)	750,000	869,278
Norfolk Southern Corp., 5.75%, 4/1/18(1)	2,400,000	2,814,785
Union Pacific Corp., 5.75%, 11/15/17(1)	2,780,000	3,210,664
		15,886,659
SOFTWARE — 0.3%
Intuit, Inc., 5.75%, 3/15/17(1)	2,833,000	3,215,016
Oracle Corp., 5.25%, 1/15/16(1)	5,000,000	5,825,095
Oracle Corp., 5.375%, 7/15/40(1)(2)	5,430,000	5,862,803
		14,902,914
SPECIALTY RETAIL — 0.3%
GSC Holdings Corp., 8.00%, 10/1/12(1)	765,000	786,994
Home Depot, Inc. (The), 5.40%, 3/1/16(1)	6,860,000	7,823,679
Ltd. Brands, Inc., 6.90%, 7/15/17(1)	3,550,000	3,780,750
Staples, Inc., 9.75%, 1/15/14(1)	1,650,000	2,044,936
		14,436,359
TOBACCO — 0.1%
Altria Group, Inc., 9.25%, 8/6/19(1)	3,575,000	4,799,909
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
America Movil SAB de CV, 5.00%, 10/16/19(1)	3,570,000	3,842,462
America Movil SAB de CV, 5.00%, 3/30/20(1)	2,200,000	2,383,421
American Tower Corp., 4.625%, 4/1/15(1)	5,400,000	5,767,119
Rogers Communications, Inc., 6.25%, 6/15/13(1)	1,600,000	1,801,728
Rogers Communications, Inc., 6.80%, 8/15/18(1)	1,370,000	1,694,853
SBA Telecommunications, Inc., 8.00%, 8/15/16(1)	1,750,000	1,890,000

Diversified Bond

Principal Amount	Value
SBA Telecommunications, Inc., 8.25%, 8/15/19(1)	$2,765,000	$3,055,325
Vodafone Group plc, 5.00%, 12/16/13(1)	3,970,000	4,368,092
		24,803,000
TOTAL CORPORATE BONDS (Cost $1,190,041,895)		1,298,789,747
U.S. Treasury Securities — 27.8%
U.S. Treasury Bonds, 10.625%, 8/15/15(1)	36,000,000	52,045,308
U.S. Treasury Bonds, 8.125%, 8/15/21(1)	9,735,000	14,756,128
U.S. Treasury Bonds, 6.125%, 11/15/27(1)	13,206,000	18,234,594
U.S. Treasury Bonds, 5.25%, 2/15/29(1)	36,500,000	46,138,299
U.S. Treasury Bonds, 5.375%, 2/15/31(1)	9,500,000	12,231,250
U.S. Treasury Bonds, 4.75%, 2/15/37(1)	5,160,000	6,169,425
U.S. Treasury Bonds, 4.25%, 5/15/39(1)	6,300,000	6,927,045
U.S. Treasury Bonds, 4.50%, 8/15/39(1)	5,000,000	5,724,220
U.S. Treasury Bonds, 4.375%, 11/15/39(1)	64,850,000	72,743,477
U.S. Treasury Bonds, 4.625%, 2/15/40(1)	32,500,000	37,969,133
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15(1)	57,087,500	61,070,267
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20(1)	24,457,210	20,959,199
U.S. Treasury Notes, 1.00%, 10/31/11(1)	150,000,000	151,142,550
U.S. Treasury Notes, 0.75%, 11/30/11(1)	191,000,000	191,992,436
U.S. Treasury Notes, 0.75%, 5/31/12(1)	10,000,000	10,062,460
U.S. Treasury Notes, 1.875%, 6/15/12(1)	85,000,000	87,188,070
U.S. Treasury Notes, 1.375%, 9/15/12(1)	15,000,000	15,278,325
U.S. Treasury Notes, 4.25%, 9/30/12(1)	6,480,000	6,975,623
U.S. Treasury Notes,1.375%, 11/15/12(1)	50,000,000	50,976,550
U.S. Treasury Notes, 1.375%, 5/15/13(1)	9,700,000	9,904,631
U.S. Treasury Notes, 2.375%, 8/31/14(1)	83,900,000	88,553,849
U.S. Treasury Notes, 2.625%, 12/31/14(1)	30,000,000	31,975,800
U.S. Treasury Notes, 2.25%, 1/31/15(1)	80,000,000	83,987,520
U.S. Treasury Notes, 2.375%, 2/28/15(1)	60,000,000	63,304,620
U.S. Treasury Notes, 2.50%, 4/30/15(1)	35,000,000	37,116,415
U.S. Treasury Notes, 1.25%, 8/31/15(1)	50,115,000	50,122,818
U.S. Treasury Notes, 3.00%, 8/31/16(1)	10,000,000	10,792,190
U.S. Treasury Notes, 2.375%, 7/31/17(1)	20,000,000	20,665,620
U.S. Treasury Notes, 3.625%, 2/15/20(1)	27,150,000	29,784,392
TOTAL U.S. TREASURY SECURITIES (Cost $1,236,630,023)		1,294,792,214
U.S. Government Agency Mortgage-Backed Securities(5) — 16.5%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
FNMA, VRN, 5.60%, 3/1/12(1)	3,296,588	3,512,087
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 16.4%
FHLMC, 5.00%, 10/1/10(1)	409,883	414,419
FHLMC, 6.50%, 12/1/12(1)	2,654	2,872
FHLMC, 6.00%, 1/1/13(1)	26,494	28,649
FHLMC, 7.00%, 11/1/13(1)	7,924	8,400
FHLMC, 7.00%, 6/1/14(1)	25,049	26,758
FHLMC, 6.50%, 6/1/16(1)	44,922	48,630
FHLMC, 6.50%, 6/1/16(1)	94,598	102,375
FHLMC, 5.00%, 11/1/17(1)	1,023,332	1,092,384
FHLMC, 4.50%, 1/1/19(1)	130,019	138,102
FHLMC, 5.00%, 1/1/21(1)	5,951,560	6,396,665
FHLMC, 5.00%, 4/1/21(1)	1,956,553	2,086,743
FHLMC, 7.00%, 9/1/27(1)	10,663	12,075
FHLMC, 6.50%, 1/1/28(1)	19,514	21,621
FHLMC, 7.00%, 2/1/28(1)	2,827	3,201
FHLMC, 6.50%, 3/1/29(1)	105,571	117,319
FHLMC, 6.50%, 6/1/29(1)	73,180	81,323
FHLMC, 7.00%, 8/1/29(1)	13,932	15,803
FHLMC, 7.50%, 8/1/29(1)	25,489	29,068
FHLMC, 6.50%, 5/1/31(1)	2,682	2,981
FHLMC, 6.50%, 5/1/31(1)	53,024	58,925
FHLMC, 6.50%, 6/1/31(1)	732	813

Diversified Bond

Principal Amount	Value
FHLMC, 6.50%, 6/1/31(1)	$787	$875
FHLMC, 6.50%, 6/1/31(1)	3,191	3,546
FHLMC, 6.50%, 6/1/31(1)	5,475	6,084
FHLMC, 6.50%, 6/1/31(1)	8,513	9,460
FHLMC, 6.50%, 6/1/31(1)	23,306	25,899
FHLMC, 5.50%, 12/1/33(1)	1,526,963	1,638,976
FHLMC, 6.00%, 9/1/35	33,614,125	36,678,697
FHLMC, 5.50%, 12/1/37	6,340,297	6,730,743
FHLMC, 5.50%, 1/1/38(1)	8,680,325	9,235,707
FHLMC, 5.50%, 4/1/38(1)	10,905,083	11,576,637
FHLMC, 6.00%, 8/1/38(1)	1,530,609	1,643,521
FHLMC, 6.50%, 7/1/47(1)	196,462	213,289
FNMA, 6.50%, settlement date 10/15/10(6)	13,694,000	14,939,305
FNMA, 6.00%, 5/1/13(1)	3,208	3,466
FNMA, 6.00%, 5/1/13(1)	9,150	9,887
FNMA, 6.00%, 7/1/13(1)	26,049	28,148
FNMA, 6.00%, 12/1/13(1)	34,158	36,910
FNMA, 6.00%, 1/1/14(1)	27,365	29,570
FNMA, 6.00%, 2/1/14(1)	39,524	42,708
FNMA, 6.00%, 4/1/14(1)	50,406	54,468
FNMA, 5.50%, 12/1/16(1)	190,144	205,971
FNMA, 5.50%, 12/1/16(1)	434,587	470,761
FNMA, 5.00%, 6/1/18	7,064,932	7,543,865
FNMA, 4.50%, 5/1/19(1)	2,247,803	2,388,592
FNMA, 6.50%, 1/1/26(1)	66,842	73,871
FNMA, 7.00%, 12/1/27(1)	8,277	9,382
FNMA, 6.50%, 1/1/28(1)	5,724	6,304
FNMA, 7.00%, 1/1/28(1)	2,926	3,317
FNMA, 7.50%, 4/1/28(1)	25,117	28,636
FNMA, 7.00%, 5/1/28(1)	38,355	43,514
FNMA, 7.00%, 6/1/28(1)	3,948	4,479
FNMA, 6.50%, 1/1/29(1)	14,526	16,280
FNMA, 6.50%, 4/1/29(1)	47,255	52,904
FNMA, 7.00%, 7/1/29(1)	31,971	36,271
FNMA, 7.00%, 7/1/29(1)	37,168	42,201
FNMA, 7.50%, 7/1/29(1)	88,584	101,163
FNMA, 7.50%, 8/1/30(1)	40,826	46,653
FNMA, 7.50%, 9/1/30(1)	29,732	33,942
FNMA, 7.00%, 9/1/31(1)	180,065	204,706
FNMA, 6.50%, 1/1/32(1)	82,155	91,875
FNMA, 7.00%, 6/1/32(1)	861,118	978,215
FNMA, 6.50%, 8/1/32(1)	315,966	353,347
FNMA, 5.50%, 2/1/33	27,508,530	29,560,407
FNMA, 5.00%, 6/1/33	23,903,039	25,362,087
FNMA, 5.50%, 6/1/33(1)	1,906,918	2,049,157
FNMA, 5.50%, 7/1/33(1)	8,921,998	9,587,495
FNMA, 5.00%, 8/1/33	5,673,443	6,026,597
FNMA, 5.50%, 8/1/33(1)	1,744,132	1,874,228
FNMA, 5.50%, 9/1/33(1)	2,408,231	2,587,862
FNMA, 5.00%, 11/1/33(1)	15,061,857	15,999,409
FNMA, 5.50%, 1/1/34(1)	4,608,707	4,951,463
FNMA, 5.50%, 2/1/34	8,949,612	9,623,322
FNMA, 5.00%, 3/1/34	8,675,944	9,215,994
FNMA, 4.50%, 1/1/35	30,393,609	31,847,132
FNMA, 5.00%, 6/1/35	16,758,946	17,765,477
FNMA, 5.00%, 7/1/35	30,806,457	32,656,670
FNMA, 5.00%, 8/1/35(1)	1,568,585	1,658,871
FNMA, 4.50%, 9/1/35(1)	5,428,825	5,703,717
FNMA, 5.00%, 10/1/35	8,961,286	9,477,091
FNMA, 5.50%, 12/1/35	43,417,329	46,574,445
FNMA, 5.00%, 2/1/36(1)	6,452,924	6,824,350
FNMA, 5.50%, 4/1/36(1)	7,374,674	7,887,882
FNMA, 5.50%, 5/1/36(1)	15,288,143	16,352,054
FNMA, 5.50%, 7/1/36(1)	5,211,200	5,555,937
FNMA, 5.50%, 2/1/37(1)	2,586,407	2,757,506
FNMA, 5.50%, 5/1/37	8,304,634	8,836,675
FNMA, 6.50%, 8/1/37(1)	2,097,378	2,286,854
FNMA, 6.00%, 11/1/37	31,450,815	34,171,398
FNMA, 5.50%, 12/1/37	26,231,468	27,912,002
FNMA, 5.50%, 2/1/38(1)	5,283,668	5,622,169
FNMA, 5.50%, 6/1/38	8,003,256	8,550,861
FNMA, 6.00%, 9/1/38	2,899,992	3,109,554
FNMA, 6.00%, 11/1/38	3,439,313	3,687,848
FNMA, 5.50%, 12/1/38	19,989,224	21,443,292
FNMA, 5.00%, 1/1/39	9,933,525	10,535,484
FNMA, 4.50%, 2/1/39	17,341,169	18,094,613
FNMA, 6.50%, 6/1/47(1)	135,537	146,468
FNMA, 6.50%, 8/1/47(1)	530,857	573,672
FNMA, 6.50%, 8/1/47(1)	548,597	592,843
FNMA, 6.50%, 9/1/47(1)	55,680	60,171
FNMA, 6.50%, 9/1/47(1)	280,958	303,618
FNMA, 6.50%, 9/1/47(1)	337,127	364,317
FNMA, 6.50%, 9/1/47(1)	535,995	579,224
FNMA, 6.50%, 9/1/47(1)	766,432	828,246
GNMA, 6.00%, settlement date 10/15/10(6)	7,000,000	7,599,375
GNMA, 7.50%, 8/20/17(1)	33,069	36,301
GNMA, 7.00%, 11/15/22(1)	43,852	49,707
GNMA, 7.00%, 4/20/26(1)	8,674	9,835

Diversified Bond

Principal Amount	Value
GNMA, 7.50%, 8/15/26(1)	$16,341	$18,660
GNMA, 8.00%, 8/15/26(1)	8,579	10,096
GNMA, 7.50%, 5/15/27(1)	19,934	22,792
GNMA, 8.00%, 6/15/27(1)	16,919	19,949
GNMA, 7.50%, 11/15/27(1)	2,156	2,465
GNMA, 7.00%, 2/15/28(1)	5,131	5,863
GNMA, 7.50%, 2/15/28(1)	7,854	8,991
GNMA, 6.50%, 3/15/28(1)	14,757	16,626
GNMA, 7.00%, 4/15/28(1)	2,573	2,940
GNMA, 6.50%, 5/15/28(1)	1,679	1,891
GNMA, 6.50%, 5/15/28(1)	5,703	6,425
GNMA, 6.50%, 5/15/28(1)	39,308	44,287
GNMA, 7.00%, 12/15/28(1)	11,391	13,017
GNMA, 7.00%, 5/15/31(1)	78,845	90,224
GNMA, 4.50%, 8/15/33	7,221,482	7,677,105
GNMA, 6.00%, 9/20/38(1)	9,630,276	10,471,455
GNMA, 5.50%, 11/15/38	8,397,351	9,100,713
GNMA, 5.50%, 11/15/38	11,384,037	12,337,374
GNMA, 6.00%, 1/20/39	2,266,798	2,463,610
GNMA, 5.00%, 3/20/39	16,349,978	17,473,792
GNMA, 4.50%, 4/15/39	26,825,685	28,300,230
GNMA, 4.50%, 11/15/39	53,565,828	56,678,228
GNMA, 5.00%, 2/20/40	52,970,318	56,738,834
		765,132,518
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(Cost $736,892,190)		768,644,605
Commercial Mortgage-Backed Securities(5) — 6.7%
Banc of America Commercial Mortgage, Inc., Series 2003-2, Class B, VRN, 5.18%, 10/1/10(1)	5,000,000	5,296,935
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A3 SEQ, 4.43%, 11/10/39(1)	9,716,283	9,873,300
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(1)	4,000,000	4,126,276
Commercial Mortgage Pass-Through Certificates, Series 2004 LB2A, Class A3 SEQ, 4.22%, 3/10/39(1)	5,714,798	5,741,442
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 10/1/10	11,800,000	12,290,061
Credit Suisse Mortgage Capital Certificates, Series 2007 TF2A, Class A1, VRN, 0.44%, 10/15/10, resets monthly off the 1-month LIBOR plus 0.18% with no caps(1)(2)	3,496,750	3,088,308
First Union National Bank Commercial Mortgage, Series 2000 C1, Class C, VRN, 8.09%, 10/1/10(1)	6,234,180	6,229,739
GMAC Commercial Mortgage Securities, Inc., Series 2000 C3, Class A2 SEQ, 6.96%, 9/15/35(1)	274,213	273,981
GMAC Commercial Mortgage Securities, Inc., Series 2000 C3, Class B, 7.06%, 9/15/35	9,664,000	9,659,849
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 10/1/10(1)	8,600,000	9,178,384
Greenwich Capital Commercial Funding Corp., Series 2006 FL4A, Class A1, VRN, 0.35%, 10/5/10, resets monthly off the 1-month LIBOR plus 0.09% with no caps(1)(2)	258,226	251,246
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A4 SEQ, 4.96%, 8/10/38(1)	24,325,388	25,468,976
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 10/1/10(1)	8,965,000	9,786,892
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A2 SEQ, 4.48%, 7/10/39(1)	13,033,191	13,026,592
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.75%, 7/10/39(1)	13,527,000	14,225,049
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(1)	14,259,000	15,347,586
Heller Financial Commercial Mortgage Asset, Series 2000 PH1, Class D, VRN, 8.05%, 10/1/10	5,000,000	4,996,848

Diversified Bond

Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2003 C3, Class A3 SEQ, 3.85%, 5/15/27(1)	$6,499,307	$6,714,680
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(1)	8,375,000	8,903,061
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class B, VRN, 4.81%, 10/11/10(1)	1,500,000	1,520,488
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(1)	10,550,000	11,008,957
LB-UBS Commercial Mortgage Trust, Series 2004 C6, Class A3 SEQ, 4.55%, 8/15/29(1)	8,800,000	8,865,607
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(1)	15,505,992	15,530,528
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A4 SEQ, 5.00%, 4/15/30	7,000,000	7,215,906
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3 SEQ, 4.65%, 7/15/30(1)	18,290,000	18,743,528
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class AM SEQ, 4.79%, 7/15/40(1)	2,300,000	2,316,656
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 10/11/10(1)	8,425,000	8,548,955
Merrill Lynch Floating Trust, Series 2006-1, Class A1, VRN, 0.33%, 10/15/10, resets monthly off the 1-month LIBOR plus 0.07% with no caps(1)(2)	1,359,410	1,302,943
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(1)	5,431,062	5,666,013
Morgan Stanley Capital I, Series 2003 T11, Class A3 SEQ, 4.85%, 6/13/41(1)	3,730,053	3,828,263
Morgan Stanley Capital I, Series 2004 HQ3, Class A3 SEQ, 4.49%, 1/13/41(1)	3,467,728	3,582,929
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42(1)	8,162,378	8,340,109
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(1)	6,767,573	6,861,829
Wachovia Bank Commercial Mortgage Trust, Series 2003 C6, Class A3, VRN, 4.96%, 10/1/10(1)	4,974,612	5,025,549
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(1)	5,195,001	5,240,516
Wachovia Bank Commercial Mortgage Trust, Series 2005 C19, Class A2 SEQ, 4.52%, 5/15/44(1)	937,390	937,275
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 10/1/10(1)	15,700,000	16,340,274
Wachovia Bank Commercial Mortgage Trust, Series 2006 C23, Class A4, VRN, 5.42%, 10/1/10(1)	15,000,000	16,212,745
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES(Cost $305,275,273)		311,568,275
U.S. Government Agency Securities and Equivalents — 6.5%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 2.3%
FHLB, 4.81%, 8/20/15(1)	3,633,673	4,002,416
FHLMC, 2.875%, 2/9/15(1)	20,000,000	21,322,600
FHLMC, 1.75%, 9/10/15	25,000,000	25,289,175
FHLMC, 4.875%, 6/13/18(1)	5,395,000	6,348,674
FNMA, 1.00%, 9/23/13	5,461,000	5,486,667
FNMA, 1.625%, 10/26/15	25,000,000	25,032,525
FNMA, 6.625%, 11/15/30(1)	16,000,000	22,080,816
		109,562,873
GOVERNMENT-BACKED CORPORATE BONDS(7) — 4.2%
Ally Financial, Inc., 1.75%, 10/30/12(1)	29,500,000	30,194,577
Bank of America Corp., 3.125%, 6/15/12(1)	9,000,000	9,382,095
Citigroup Funding, Inc., 1.875%, 10/22/12	12,000,000	12,310,548
Citigroup Funding, Inc., 1.875%, 11/15/12(1)	21,700,000	22,257,451

Diversified Bond

Principal Amount	Value
General Electric Capital Corp., 2.20%, 6/8/12(1)	$9,220,000	$9,482,798
General Electric Capital Corp., 2.625%, 12/28/12(1)	20,000,000	20,864,340
Goldman Sachs Group, Inc. (The), 1.625%, 7/15/11(1)	7,100,000	7,181,473
HSBC USA, Inc., 3.125%, 12/16/11(1)	20,000,000	20,653,660
Morgan Stanley, 2.00%, 9/22/11(1)	6,700,000	6,809,451
PNC Funding Corp., 2.30%, 6/22/12(1)	20,000,000	20,611,460
State Street Corp., 2.15%, 4/30/12(1)	12,000,000	12,316,788
US Bancorp., 1.80%, 5/15/12	18,000,000	18,384,570
Wells Fargo & Co., 2.125%, 6/15/12(1)	5,000,000	5,140,980
		195,590,191
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS (Cost $296,984,543)		305,153,064
Collateralized Mortgage Obligations(5) — 3.7%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 3.2%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(1)	2,814,279	2,114,150
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	11,277,028	11,403,911
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A3, VRN, 3.28%, 10/1/10(1)	2,192,425	1,846,697
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.20%, 10/1/10(1)	10,062,359	9,088,605
Chase Mortgage Finance Corp., Series 2005 A1, Class 2A2 SEQ, VRN, 5.18%, 10/1/10(1)	2,579,574	2,458,473
Chase Mortgage Finance Corp., Series 2006 S4, Class A3, 6.00%, 12/25/36(1)	1,610,594	1,510,374
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18(1)	3,747,140	3,884,014
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-22, Class A3, VRN, 3.47%, 10/1/10(1)	7,413,973	6,421,661
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(1)	5,617,918	5,635,044
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	5,254,364	4,906,667
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-16, Class A1, 6.50%, 10/25/37(1)	4,438,609	4,141,606
Credit Suisse First Boston Mortgage Securities Corp., Series 2003 AR28, Class 2A1, VRN, 2.91%, 10/1/10(1)	2,389,873	2,275,665
GSR Mortgage Loan Trust, Series 2005 6F, Class 3A15, 5.50%, 7/25/35(1)	8,305,543	8,192,837
J.P. Morgan Mortgage Trust, Series 2004 S2, Class 1A3 SEQ, 4.75%, 11/25/19	4,838,135	4,911,868
J.P. Morgan Mortgage Trust, Series 2005 A4, Class 2A1, VRN, 2.90%, 10/1/10(1)	4,497,273	4,152,550
J.P. Morgan Mortgage Trust, Series 2005 A6, Class 7A1, VRN, 3.11%, 10/1/10(1)	9,709,240	8,416,543
J.P. Morgan Mortgage Trust, Series 2005 A8, Class 6A2, VRN, 4.53%, 10/1/10(1)	309,263	295,256
J.P. Morgan Mortgage Trust, Series 2006 A3, Class 2A1 SEQ, VRN, 5.50%, 10/1/10	1,859,350	1,666,571
MASTR Alternative Loans Trust, Series 2003-8, Class 4A1, 7.00%, 12/25/33(1)	83,311	87,535
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	6,206,719	6,478,589
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	2,176,174	2,109,043
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR1, Class 2A2 SEQ, VRN, 5.46%, 10/1/10(1)	4,564,837	4,551,586

Diversified Bond

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR15, Class A1, VRN, 5.45%, 10/1/10		$3,244,112	$2,812,541
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR19, Class A1, VRN, 5.49%, 10/1/10(1)		1,722,434	1,580,588
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36		10,282,530	10,134,287
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36(1)		10,600,000	10,026,879
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36		6,515,946	6,162,765
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.21%, 10/1/10		8,597,686	8,929,870
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/37		9,576,042	9,773,213
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37(1)		2,443,311	2,247,163
			148,216,551
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
FHLMC, Series 2840, Class VK, 5.50%, 7/15/15		2,063,743	2,266,761
FHLMC, Series 2702, Class AB, 4.50%, 7/15/27		4,305,152	4,375,100
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(1)		3,054,000	3,384,876
FHLMC, Series 3203, Class VN SEQ, 5.00%, 6/15/22(1)		10,000,000	10,753,627
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19(1)		18,498	22,660
FNMA, Series 2003-10, Class HW SEQ, 5.00%, 11/25/16(1)		1,426,134	1,440,173
			22,243,197
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS(Cost $161,454,540)			170,459,748
Sovereign Governments & Agencies — 3.5%
BRAZIL — 0.5%
Brazilian Government International Bond, 5.875%, 1/15/19(1)		11,310,000	13,317,525
Brazilian Government International Bond, 4.875%, 1/22/21		4,280,000	4,718,700
Brazilian Government International Bond, 5.625%, 1/7/41(1)		2,890,000	3,186,225
			21,222,450
CANADA — 0.1%
Hydro Quebec, 8.40%, 1/15/22(1)		246,000	358,255
Province of Ontario Canada, 5.45%, 4/27/16(1)		3,630,000	4,291,204
			4,649,459
GERMANY — 1.2%
German Federal Republic, 3.50%, 7/4/19	EUR	34,400,000	51,789,799
KfW, 4.125%, 10/15/14(1)		$5,020,000	5,569,429
			57,359,228
ITALY — 1.2%
Republic of Italy, 3.125%, 1/26/15(1)		5,800,000	5,917,270
Republic of Italy, 4.00%, 9/1/20	EUR	35,400,000	49,152,325
			55,069,595
MEXICO — 0.3%
United Mexican States, 5.625%, 1/15/17(1)		$2,435,000	2,797,815
United Mexican States, 5.95%, 3/19/19(1)		8,130,000	9,581,205
United Mexican States, 6.05%, 1/11/40(1)		1,500,000	1,725,000
			14,104,020
NORWAY — 0.1%
Government of Norway, 6.00%, 5/16/11	NOK	31,900,000	5,539,947
POLAND — 0.1%
Poland Government International Bond, 3.875%, 7/16/15(1)		$1,260,000	1,317,298
Poland Government International Bond, 6.375%, 7/15/19(1)		2,600,000	3,076,663
			4,393,961
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $151,000,168)			162,338,660

Diversified Bond

Principal Amount	Value
Municipal Securities — 2.0%
American Municipal Power Inc., Rev., (Building Bonds), 5.94%, 2/15/47(1)	$1,610,000	$1,654,565
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(1)	6,700,000	7,260,321
California GO, (Building Bonds), 6.65%, 3/1/22(1)	1,660,000	1,833,553
California GO, (Building Bonds), 7.55%, 4/1/39(1)	2,500,000	2,738,100
California GO, (Building Bonds), 7.30%, 10/1/39(1)	1,000,000	1,064,280
Illinois GO, (Building Bonds), 7.35%, 7/1/35(1)	920,000	950,314
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(1)	5,602,000	4,738,172
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	2,110,000	2,109,747
Irvine Ranch Water District Joint Powers Agency Rev., (Taxable Issue 2), 2.61%, 3/15/14(1)(8)	7,700,000	8,007,923
Kansas State Department of Transportation Highway Rev., (Building Bonds), 4.60%, 9/1/35(1)	1,665,000	1,724,041
Los Angeles Community College District GO, (Building Bonds/Election of 2008), 6.75%, 8/1/49(1)	3,100,000	3,496,459
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(1)	1,900,000	2,076,320
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(1)	1,225,000	1,269,933
Los Angeles Unified School District GO, Series 2010 J1, (Election of 2005), 5.98%, 5/1/27(1)	1,000,000	1,062,850
Maryland State Transportation Auth. Rev., (Building Bonds), 5.75%, 7/1/41(1)	595,000	663,009
Metropolitan Transportation Auth. Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(1)	3,350,000	3,648,786
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33(1)	2,050,000	2,216,193
Municipal Electric Auth. Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(1)	4,870,000	5,250,055
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(1)	1,715,000	2,148,209
New York GO, (Building Bonds), 5.97%, 3/1/36(1)	4,250,000	4,598,117
New York State Dormitory Auth. Rev., (Building Bonds), 5.63%, 3/15/39(1)	1,425,000	1,502,563
Ohio University General Receipts. Rev., Series 2010 C, (Building Bonds), 4.91%, 6/1/40(4)	890,000	912,766
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(1)	2,830,000	2,974,443
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(1)	1,420,000	1,626,170
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49(1)	2,125,000	2,164,228
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(1)	4,770,000	5,078,190
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(4)	3,740,000	3,755,745
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39(1)	1,700,000	2,008,924
San Francisco City & County Public Utilities Water Commission Rev., (Building Bonds), 6.00%, 11/1/40(1)	3,390,000	3,586,484
Texas GO, (Building Bonds), 5.52%, 4/1/39(1)	2,140,000	2,431,361

Diversified Bond

Principal Amount	Value
University of California Rev., (Building Bonds), 5.77%, 5/15/43(1)	$3,320,000	$3,513,058
Washington GO, (Building Bonds), 5.14%, 8/1/40(1)	3,580,000	3,742,568
TOTAL MUNICIPAL SECURITIES (Cost $86,358,519)		91,807,447
Asset-Backed Securities(5) — 0.2%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	10,660,274	10,961,651
Detroit Edison Securitization Funding LLC, Series 001-1, Class A4 SEQ, 6.19%, 3/1/13(1)	218,002	223,309
SLM Student Loan Trust, Series 2007-8, Class A1, VRN, 0.73%, 10/25/10, resets quarterly off the 3-month LIBOR plus 0.23% with no caps(1)	841,975	842,490
TOTAL ASSET-BACKED SECURITIES (Cost $11,720,000)		12,027,450
Short-Term Investments — 0.2%
Government of Canada Treasury Bill, 0.67%, 11/10/10(9) (Cost $8,694,703) CAD	9,043,000	8,780,648

Shares	Value
Temporary Cash Investments — 4.5%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	1,069	$1,069
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 2.00%-2.125%, 4/15/12-1/15/19, valued at $212,167,633), in a joint trading account at 0.19%, dated 9/30/10, due 10/1/10 (Delivery value $207,746,096)		207,745,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $207,746,069)		207,746,069
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $4,392,797,923)		4,632,107,927
OTHER ASSETS AND LIABILITIES — 0.5%		22,175,258
TOTAL NET ASSETS — 100.0%		$4,654,283,185

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
72,337,421	EUR for USD	Barclays Bank plc	10/29/10	$ 98,595,905	$(4,545,322)
1,200,000	EUR for USD	HSBC Holdings plc	10/29/10	1,635,600	(106,596)
				$100,231,505	$(4,651,918)

(Value on Settlement Date $95,579,587)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
951	U.S. Long Bond	December 2010	$127,166,531	$927,246

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
3,129	U.S. Treasury 2-Year Notes	December 2010	$686,766,609	$(1,128,283)

Diversified Bond

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — BUY PROTECTION
$7,600,000	Pay quarterly a fixed rate equal to 0.12% per annum multiplied by the notional amount and receive from Barclays Bank plc upon each default event of Pfizer, Inc., par value of the proportional notional amount of Pfizer, Inc., 4.65%, 3/1/18. Expires March 2017.	—	$220,755

Notes to Schedule of Investments

CAD = Canadian Dollar

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

EUR = Euro

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. — UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

NOK = Norwegian Krone

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security, or a portion thereof, has been segregated for forward commitments, when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $848,541,000.

(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $91,155,900, which represented 2.0% of total net assets.

(3)	Industry is less than 0.05% of total net assets.

(4)	When-issued security.

(5)	Final maturity indicated, unless otherwise noted.

(6)	Forward commitment.

(7)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(8)	Escrowed to maturity in U.S. government securities or state and local government securities.

(9)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

 Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $4,392,797,923)	$4,632,107,927
Foreign currency holdings, at value (cost of $1,213,234)	1,290,828
Receivable for investments sold	40,049,300
Receivable for capital shares sold	9,869,644
Receivable for variation margin on futures contracts	59,437
Swap agreements, at value	220,755
Dividends and interest receivable	32,737,192
4,716,335,083

Liabilities
Payable for investments purchased	48,906,322
Payable for capital shares redeemed	5,108,485
Payable for variation margin on futures contracts	195,562
Payable for forward foreign currency exchange contracts	4,651,918
Accrued management fees	2,051,971
Service fees (and distribution fees — A Class and R Class) payable	211,523
Distribution fees payable	130,302
Dividends payable	795,815
62,051,898

Net Assets	$4,654,283,185

Net Assets Consist of:
Capital paid in	$4,385,207,588
Accumulated net investment loss	(3,497,868)
Undistributed net realized gain on investment and foreign currency transactions	37,784,017
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	234,789,448
$4,654,283,185

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$2,338,066,669	210,510,961	$11.11
Institutional Class	$1,310,482,233	118,006,363	$11.11
A Class	$768,245,168	69,160,116	$11.11	*
B Class	$16,063,571	1,446,465	$11.11
C Class	$195,182,302	17,571,254	$11.11
R Class	$26,243,242	2,362,673	$11.11

* Maximum offering price $11.63 (net asset value divided by 0.9550)

See Notes to Financial Statements.

 Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$78,931,532
Dividends	25,493
78,957,025
Expenses:
Management fees	11,388,428
Distribution fees:
B Class	60,724
C Class	713,590
Service fees:
B Class	20,241
C Class	237,863
Distribution and service fees:
A Class	926,988
R Class	51,557
Trustees’ fees and expenses	58,386
Other expenses	184,775
13,642,552
Fees waived	(646,761)
12,995,791

Net investment income (loss)	65,961,234

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	25,206,635
Futures contract transactions	4,662,339
Swap agreement transactions	247,718
Foreign currency transactions	(1,649,201)
28,467,491

Change in net unrealized appreciation (depreciation) on:
Investments	155,801,298
Futures contracts	(61,675)
Swap agreements	(6,795)
Translation of assets and liabilities in foreign currencies	(4,921,293)
150,811,535

Net realized and unrealized gain (loss)	179,279,026

Net Increase (Decrease) in Net Assets Resulting from Operations	$245,240,260

See Notes to Financial Statements.

 Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$65,961,234	$90,154,360
Net realized gain (loss)	28,467,491	25,264,881
Change in net unrealized appreciation (depreciation)	150,811,535	62,402,005
Net increase (decrease) in net assets resulting from operations	245,240,260	177,821,246

Distributions to Shareholders
From net investment income:
Investor Class	(35,720,432)	(42,601,664)
Institutional Class	(19,175,401)	(25,202,842)
A Class	(11,770,679)	(20,942,433)
B Class	(196,975)	(368,023)
C Class	(2,308,208)	(4,038,371)
R Class	(298,035)	(302,601)
From net realized gains:
Investor Class	—	(3,211,931)
Institutional Class	—	(2,144,729)
A Class	—	(1,731,602)
B Class	—	(42,353)
C Class	—	(462,521)
R Class	—	(27,492)
Decrease in net assets from distributions	(69,469,730)	(101,076,562)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	787,185,088	2,024,943,048

Net increase (decrease) in net assets	962,955,618	2,101,687,732

Net Assets
Beginning of period	3,691,327,567	1,589,639,835
End of period	$4,654,283,185	$3,691,327,567

Accumulated undistributed net investment income (loss)	$(3,497,868)	$10,628

See Notes to Financial Statements.

 Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. From April 1, 2010 through July 31, 2010, the investment advisor voluntarily agreed to waive 0.049% of its management fee. The total amount of the waiver for each class for the six months ended September 30, 2010 was $328,384, $162,901, $119,163, $2,655, $30,640 and $3,018 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the six months ended September 30, 2010, was 0.60% for the Investor Class, A Class, B Class, C Class and R Class and 0.40% for the Institutional Class. The effective annual management fee after waiver for each class for the six months ended September 30, 2010 was 0.57% for the Investor Class, A Class, B Class, C Class and R Class and 0.37% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended September 30, 2010, totaled $1,496,594,915, of which $784,242,238 represented U.S. Treasury and Agency obligations.

Sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, totaled $894,014,373, of which $550,128,579 represented U.S. Treasury and Agency obligations.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended September 30, 2010		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	55,623,490	$604,338,146	128,565,777	$1,357,494,849
Issued in reinvestment of distributions	3,011,835	32,905,359	2,816,576	29,844,990
Redeemed	(22,030,541)	(239,220,416)	(35,796,963)	(376,816,701)
	36,604,784	398,023,089	95,585,390	1,010,523,138
Institutional Class
Sold	40,179,197	439,605,890	64,267,907	675,138,641
Issued in reinvestment of distributions	1,729,986	18,908,663	2,534,288	26,880,242
Redeemed	(9,588,968)	(104,318,458)	(9,759,986)	(103,213,126)
	32,320,215	354,196,095	57,042,209	598,805,757
A Class
Sold	14,441,048	156,794,535	52,614,722	551,071,044
Issued in reinvestment of distributions	968,892	10,579,321	1,936,339	20,497,718
Redeemed	(13,105,410)	(142,235,814)	(25,995,381)	(274,153,733)
	2,304,530	25,138,042	28,555,680	297,415,029
B Class
Sold	22,690	247,218	915,505	9,564,525
Issued in reinvestment of distributions	13,827	150,846	27,837	295,049
Redeemed	(130,872)	(1,421,078)	(184,233)	(1,944,544)
	(94,355)	(1,023,014)	759,109	7,915,030
C Class
Sold	2,464,715	26,786,915	12,104,842	126,800,748
Issued in reinvestment of distributions	123,923	1,352,730	231,004	2,449,049
Redeemed	(2,592,736)	(28,115,638)	(2,728,333)	(28,900,541)
	(4,098)	24,007	9,607,513	100,349,256
R Class
Sold	1,241,560	13,470,446	1,220,219	12,841,317
Issued in reinvestment of distributions	27,199	297,494	30,981	328,409
Redeemed	(270,298)	(2,941,071)	(304,806)	(3,234,888)
	998,461	10,826,869	946,394	9,934,838
Net increase (decrease)	72,129,537	$787,185,088	192,496,295	$2,024,943,048

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	—	$1,298,789,747	—
U.S. Treasury Securities	—	1,294,792,214	—
U.S. Government Agency Mortgage-Backed Securities	—	768,644,605	—
Commercial Mortgage-Backed Securities	—	311,568,275	—
U.S. Government Agency Securities and Equivalents	—	305,153,064	—
Collateralized Mortgage Obligations	—	170,459,748	—
Sovereign Governments & Agencies	—	162,338,660	—
Municipal Securities	—	91,807,447	—
Asset-Backed Securities	—	12,027,450	—
Short-Term Investments	—	8,780,648	—
Temporary Cash Investments	$1,069	207,745,000	—
Total Value of Investment Securities	$1,069	$4,632,106,858	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(4,651,918)	—
Futures Contracts	$(201,037)	—	—
Swap Agreements	—	220,755	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(201,037)	$(4,431,163)	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. During the six months ended September 30, 2010, the fund participated in credit default swap agreements to buy and sell protection. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of September 30, 2010
	Asset Derivatives		Liability Derivatives
Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$220,755	Swap agreements	—
Foreign Currency Risk	Receivable for forward foreign currency exchange contracts	—	Payable for forward foreign currency exchange contracts	$4,651,918
Interest Rate Risk	Receivable for variation margin on futures contracts	59,437	Payable for variation margin on futures contracts	195,562
		$280,192		$4,847,480
Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Derivative	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$ 247,718	Change in net unrealized appreciation (depreciation) on swap agreements	$ (6,795)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(1,710,817)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(5,092,030)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	4,662,339	Change in net unrealized appreciation (depreciation) on futures contracts	(61,675)
		$ 3,199,240		$(5,160,500)

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2010, the fund did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$4,392,797,923
Gross tax appreciation of investments	$241,860,079
Gross tax depreciation of investments	(2,550,075)
Net tax appreciation (depreciation) of investments	$239,310,004

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

 Financial Highlights
Diversified Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.64		$10.29	$10.48	$10.02	$9.89	$10.10
Income From Investment Operations
Net Investment Income (Loss)(2)	0.18		0.37	0.41	0.46	0.45	0.41
Net Realized and Unrealized Gain (Loss)	0.48		0.39	(0.02)	0.45	0.13	(0.21)
Total From Investment Operations	0.66		0.76	0.39	0.91	0.58	0.20
Distributions
From Net Investment Income	(0.19)		(0.38)	(0.46)	(0.45)	(0.45)	(0.41)
From Net Realized Gains	—		(0.03)	(0.12)	—	—	—
Total Distributions	(0.19)		(0.41)	(0.58)	(0.45)	(0.45)	(0.41)
Net Asset Value, End of Period	$11.11		$10.64	$10.29	$10.48	$10.02	$9.89

Total Return(3)	6.22%		7.44%	4.02%	9.38%	6.05%	1.97%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.58	%(4)	0.58%	0.62%	0.62%	0.62%	0.62%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.61	%(4)	0.61%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.25	%(4)	3.47%	3.95%	4.53%	4.58%	4.04%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	3.22	%(4)	3.44%	3.95%	4.53%	4.58%	4.04%
Portfolio Turnover Rate	23%		79%	198%	250%	323%	341%
Net Assets, End of Period (in thousands)	$2,338,067		$1,850,363	$806,163	$515,184	$394,346	$225,187

(1)	Six months ended September 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

Diversified Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.64		$10.29	$10.48	$10.02	$9.89	$10.10
Income From Investment Operations
Net Investment Income (Loss)(2)	0.19		0.39	0.43	0.48	0.47	0.43
Net Realized and Unrealized Gain (Loss)	0.48		0.39	(0.02)	0.45	0.13	(0.21)
Total From Investment Operations	0.67		0.78	0.41	0.93	0.60	0.22
Distributions
From Net Investment Income	(0.20)		(0.40)	(0.48)	(0.47)	(0.47)	(0.43)
From Net Realized Gains	—		(0.03)	(0.12)	—	—	—
Total Distributions	(0.20)		(0.43)	(0.60)	(0.47)	(0.47)	(0.43)
Net Asset Value, End of Period	$11.11		$10.64	$10.29	$10.48	$10.02	$9.89

Total Return(3)	6.32%		7.66%	4.22%	9.60%	6.26%	2.17%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.38	%(4)	0.38%	0.42%	0.42%	0.42%	0.42%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.41	%(4)	0.41%	0.42%	0.42%	0.42%	0.42%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.45	%(4)	3.67%	4.15%	4.73%	4.78%	4.24%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	3.42	%(4)	3.64%	4.15%	4.73%	4.78%	4.24%
Portfolio Turnover Rate	23%		79%	198%	250%	323%	341%
Net Assets, End of Period (in thousands)	$1,310,482		$911,584	$294,827	$186,031	$389,829	$440,579

(1)	Six months ended September 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

Diversified Bond

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(2)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.64		$10.29	$10.48	$10.02	$9.89	$10.10
Income From Investment Operations
Net Investment Income (Loss)(3)	0.16		0.34	0.35	0.44	0.43	0.38
Net Realized and Unrealized Gain (Loss)	0.48		0.39	0.02	0.45	0.13	(0.21)
Total From Investment Operations	0.64		0.73	0.37	0.89	0.56	0.17
Distributions
From Net Investment Income	(0.17)		(0.35)	(0.44)	(0.43)	(0.43)	(0.38)
From Net Realized Gains	—		(0.03)	(0.12)	—	—	—
Total Distributions	(0.17)		(0.38)	(0.56)	(0.43)	(0.43)	(0.38)
Net Asset Value, End of Period	$11.11		$10.64	$10.29	$10.48	$10.02	$9.89

Total Return(4)	6.08%		7.18%	3.76%	9.11%	5.77%	1.72%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.83	%(5)	0.83%	0.87%	0.87%	0.87%	0.87%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.86	%(5)	0.86%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.00	%(5)	3.22%	3.70%	4.28%	4.33%	3.79%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.97	%(5)	3.19%	3.70%	4.28%	4.33%	3.79%
Portfolio Turnover Rate	23%		79%	198%	250%	323%	341%
Net Assets, End of Period (in thousands)	$768,245		$711,445	$394,278	$23,020	$3,405	$5,642

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Six months ended September 30, 2010 (unaudited).

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

Diversified Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.64		$10.29	$10.48	$10.02	$9.89	$10.10
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12		0.26	0.28	0.36	0.35	0.31
Net Realized and Unrealized Gain (Loss)	0.48		0.39	0.01	0.45	0.13	(0.21)
Total From Investment Operations	0.60		0.65	0.29	0.81	0.48	0.10
Distributions
From Net Investment Income	(0.13)		(0.27)	(0.36)	(0.35)	(0.35)	(0.31)
From Net Realized Gains	—		(0.03)	(0.12)	—	—	—
Total Distributions	(0.13)		(0.30)	(0.48)	(0.35)	(0.35)	(0.31)
Net Asset Value, End of Period	$11.11		$10.64	$10.29	$10.48	$10.02	$9.89

Total Return(3)	5.69%		6.38%	2.98%	8.30%	5.00%	0.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.58	%(4)	1.58%	1.62%	1.62%	1.62%	1.62%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.61	%(4)	1.61%	1.62%	1.62%	1.62%	1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.25	%(4)	2.47%	2.95%	3.53%	3.58%	3.04%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.22	%(4)	2.44%	2.95%	3.53%	3.58%	3.04%
Portfolio Turnover Rate	23%		79%	198%	250%	323%	341%
Net Assets, End of Period (in thousands)	$16,064		$16,393	$8,045	$1,105	$806	$750

(1)	Six months ended September 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

Diversified Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.64		$10.29	$10.48	$10.02	$9.89	$10.10
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12		0.26	0.27	0.36	0.35	0.31
Net Realized and Unrealized Gain (Loss)	0.48		0.39	0.02	0.45	0.13	(0.21)
Total From Investment Operations	0.60		0.65	0.29	0.81	0.48	0.10
Distributions
From Net Investment Income	(0.13)		(0.27)	(0.36)	(0.35)	(0.35)	(0.31)
From Net Realized Gains	—		(0.03)	(0.12)	—	—	—
Total Distributions	(0.13)		(0.30)	(0.48)	(0.35)	(0.35)	(0.31)
Net Asset Value, End of Period	$11.11		$10.64	$10.29	$10.48	$10.02	$9.89

Total Return(3)	5.69%		6.38%	2.99%	8.30%	4.99%	0.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.58	%(4)	1.58%	1.62%	1.62%	1.62%	1.62%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.61	%(4)	1.61%	1.62%	1.62%	1.62%	1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.25	%(4)	2.47%	2.95%	3.53%	3.58%	3.04%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.22	%(4)	2.44%	2.95%	3.53%	3.58%	3.04%
Portfolio Turnover Rate	23%		79%	198%	250%	323%	341%
Net Assets, End of Period (in thousands)	$195,182		$187,027	$82,026	$5,016	$2,718	$1,334

(1)	Six months ended September 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

Diversified Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.64		$10.29	$10.48	$10.02	$9.89	$10.17
Income From Investment Operations
Net Investment Income (Loss)(3)	0.15		0.31	0.30	0.41	0.40	0.25
Net Realized and Unrealized Gain (Loss)	0.48		0.39	0.04	0.45	0.13	(0.28)
Total From Investment Operations	0.63		0.70	0.34	0.86	0.53	(0.03)
Distributions
From Net Investment Income	(0.16)		(0.32)	(0.41)	(0.40)	(0.40)	(0.25)
From Net Realized Gains	—		(0.03)	(0.12)	—	—	—
Total Distributions	(0.16)		(0.35)	(0.53)	(0.40)	(0.40)	(0.25)
Net Asset Value, End of Period	$11.11		$10.64	$10.29	$10.48	$10.02	$9.89

Total Return(4)	5.95%		6.91%	3.50%	8.84%	5.52%	(0.33)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.08	%(5)	1.08%	1.12%	1.12%	1.12%	1.12	%(5)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.11	%(5)	1.11%	1.12%	1.12%	1.12%	1.12	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.75	%(5)	2.97%	3.45%	4.03%	4.08%	3.68	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.72	%(5)	2.94%	3.45%	4.03%	4.08%	3.68	%(5)
Portfolio Turnover Rate	23%		79%	198%	250%	323%	341	%(6)
Net Assets, End of Period (in thousands)	$26,243		$14,516	$4,301	$31	$26	$25

(1)	Six months ended September 30, 2010 (unaudited).

(2)	July 29, 2005 (commencement of sale) through March 31, 2006.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

 Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on  the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	1,395,848,335
	Against:	27,458,450
	Abstain:	59,419,361
	Broker Non-Vote:	578,426,473

Institutional Class	For:	440,307,134
	Against:	1,042,580
	Abstain:	3,997,254
	Broker Non-Vote:	167,030,580

 Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board also considered information received in connection with its ongoing oversight and quarterly evaluation, directly and through the committees of the Board, of the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board members may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify within or among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders.

 Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

 Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated.  The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate Bond Index (investment-grade) consists of publicly issued U.S. corporate and specified foreign debentures that are SEC-registered and meet specific maturity, liquidity, and quality requirements.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries.  Eurobonds and debt issues from countries designated as emerging markets are excluded.

The Barclays Capital U.S. MBS Index (mortgage-backed securities) is a component of the U.S. Aggregate Bond Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Bond Index (a subset of the U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes Treasury Bills.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities issued by the U.S. Treasury with a remaining maturity of one year or more.

 Notes

 Notes

 Notes

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69831

Semiannual Report
September 30, 2010

American Century Investments®

High-Yield Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

High-Yield

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	31

Other Information

Proxy Voting Results	37
Approval of Management Agreement	38
Additional Information	43
Index Definitions	44

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

 President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

 Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic, Investor Uncertainty

Bonds produced solid returns during the six months ended September 30, 2010 (see the accompanying table). Economic growth and financial market performance were uneven, fueling investor uncertainty, which helped demand for bonds. On the one hand, the economy managed positive growth so far in 2010. On the other hand, the housing market and consumer debt levels remained concerns, while the unemployment rate ended September at 9.6%. The Federal Reserve (the Fed) talked about the growing risk of deflation, and investors began to anticipate another round of quantitative easing (government bond purchases by the Fed to further expand the money supply). To help keep borrowing costs low and stimulate growth, the Fed kept its short-term interest rate target (a key determinant of money market yields) near zero.

Paltry interest rates encouraged investors to reach for more yield, helping longer-dated, higher-yielding securities do best. In the Treasury market, this meant the 30-year bond was by far the best-performing maturity segment. Corporate bonds also benefited from demand by yield-hungry investors; however, worries about the economy and potential fallout from the sovereign debt crisis meant higher-quality investment-grade debt was favored over high-yield bonds.

Government agency mortgage-backed securities (MBS) had modest, positive returns, but lagged other segments of the taxable bond market. In part this was because the Fed ended its active support for this market in March 2010. In addition, MBS yields were at historically low levels relative to Treasuries, meaning they offered little incentive for investors to take on the additional risks these securities entail.

Cash returns were essentially flat for the six months, reflecting the Fed’s policy of extremely low rates. Finally, Treasury inflation-linked securities had positive returns but lagged nominal Treasuries in this low-inflation environment.

Yield Curve Fell, Flattened

With the Fed openly debating the possibility of deflation and investors buying longer-term Treasuries, the Treasury yield curve shifted lower and flattened during the six months. The two-year Treasury note yield fell from 1.02% to 0.43%, and its 30-year counterpart (most sensitive to inflation/deflation concerns) fell from 4.71% to 3.69%.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2010*
Barclays Capital U.S. Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
Three-Month Bill	0.09%	Corporate (investment-grade)	8.29%
Two-Year Note	1.79%	Treasury	7.54%
10-Year Note	13.25%	Corporate High-Yield	6.60%
30-Year Bond	20.70%	TIPS (inflation-linked)	6.40%
*Total returns for periods less than one year are not annualized.		Aggregate	6.05%
		MBS (mortgage-backed)	3.52%

3

 Performance
High-Yield

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class(2)	ABHIX	6.48%	16.77%	6.64%	5.70%	4.44%	9/30/97
Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index	—	6.55%	18.24%	8.39%	8.09%	6.62%	—
Lipper High Current Yield Funds Average Return(3)	—	5.83%	16.59%	6.03%	6.04%	4.66%	—
Investor Class’s Lipper Ranking among High Current Yield Funds(3)	—	N/A	200 of 482	141 of 351	165 of 234	84 of 127	—
Institutional Class(2)	ACYIX	6.59%	17.00%	6.85%	—	6.82%	8/2/04
A Class(2)(4) No sales charge* With sales charge*	AHYVX	6.35% 1.55%	16.48% 11.15%	6.37% 5.40%	— —	7.16% 6.59%	3/8/02
B Class(2) No sales charge* With sales charge*	ACYBX	5.96% 0.96%	15.62% 11.62%	5.59% 5.42%	— —	6.84% 6.84%	1/31/03
C Class(2) No sales charge* With sales charge*	AHDCX	5.96% 4.96%	15.62% 15.62%	5.59% 5.59%	— —	6.28% 6.28%	12/10/01
R Class(2)	AHYRX	6.22%	15.99%	6.11%	—	5.77%	7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

(3)
Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.

Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

High-Yield

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2000

* Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.87%	0.67%	1.12%	1.87%	1.87%	1.37%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

 Portfolio Commentary
High-Yield

Portfolio Managers: Kevin Akioka and David MacEwen

Performance Summary

High-Yield returned 6.48%* in the six months ended September 30, 2010. By comparison, the fund’s benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index gained 6.55%. The average return of the 487 high-yield funds tracked by Lipper, Inc., was 5.83% for the same period. Portfolio and Lipper peer group average returns reflect operating expenses, while index returns do not. See page 4 for additional performance comparisons.

High-Yield Market Environment

High-yield bonds enjoyed solid returns in the six months ended September 30, 2010, thanks to modest price gains and positive contributions to total return from interest payments. Nevertheless, high-yield debt trailed the broad investment-grade corporate and Treasury bond indices—higher-quality securities outperformed because of worry about the pace of economic growth and the drag from the sovereign debt crisis. Similarly, in the high-yield market, the return of risk aversion meant bonds rated BB and B did better than CCC and defaulted securities.

Investor demand for high-yield bonds was strong enough to absorb massive new supply—issuance of new bonds ran at a record annualized pace for the year to date ended in September. Looking at performance by sector, no segment of the market had negative returns; insurance and other finance-related bonds did best. Modest price gains and slight underperformance of Treasuries meant the yield spread (the difference in yield) over Treasuries on the broad Barclays Capital U.S. Corporate High-Yield Bond Index rose from 570 to 620 basis points at the end of September. (A basis point equals 0.01%, so 620 basis points equal 6.20%.)

Sector and Credit Positioning Key

The portfolio’s credit and sector allocation are key to explaining its performance. Compared with the benchmark, the portfolio held a modest underweight position in bonds rated BB and B, with a small corresponding overweight to bonds rated CCC. That detracted slightly from the portfolio’s return compared with the index. Nevertheless, we worked hard during the period to add bonds rated BB, which we found very attractive relative to Treasuries and on a historical basis, particularly as default rates have been declining and credit fundamentals improving.

With respect to sector allocation, we tended to hold an underweight position in economically sensitive, deep cyclical firms because of our concern about the health of the economy. Good examples of sectors we avoided were chemicals, homebuilders, and building materials, which generally underperformed. Instead, we favored issuers from less economically sensitive, more cash-rich industries, such as telecommunications and media. That positioning generally helped relative results. It was also beneficial to add financial sector bonds during the period, moving from an underweight to neutral position relative to the benchmark.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Returns would have been lower if a portion of the management fee had not been waived.

6

High-Yield

However, it hurt performance compared with the index to hold an underweight position in airlines bonds, which benefited from improving earnings. It also detracted to hold an overweight stake in health care bonds, which lagged the benchmark.

Management Change

In June, Vice President and Senior Portfolio Manager Kevin Akioka, CFA, joined American Century Investments. Akioka now leads the corporate credit team in the firm’s fixed-income group. He also serves as a member of the macro strategy team, which is responsible for the duration, yield curve, and sector allocation decisions for all American Century Investments fixed-income strategies. He joins Fixed Income Chief Investment Officer David MacEwen in managing the High-Yield Fund. Michael Difley has left the firm.

Outlook

“We believe high-yield bonds represent attractive value,” said Akioka. “This is particularly true in an environment of historically low yields on cash and other alternative fixed-income investments, including Treasuries. In addition, we think credit fundamentals are generally improving, and corporations are seeing their balance sheets and cash positions improve over time. In this environment, credit rating upgrades have outpaced downgrades, and default rates and distress ratios (a measure of high-yield bonds trading at inordinately low prices/high yields) are declining.”

“However, that outlook assumes that economic growth remains positive. While high-yield bonds have historically done well in an environment of low growth and modest inflation, some of their poorest performance came in recessionary periods. Slow growth would also call into question some of our assumptions about improving credit fundamentals. In addition, high-yield bonds are subject to potential price risk from negative headlines relating to the economy, financial markets, and the banking system.”

“In that environment, we believe in-depth analysis and careful credit selection are likely to be crucial to investment success going forward. These are essential elements in our investment process as we work to build a portfolio of what we consider to be superior individual credits that can outperform over time.”

7

High-Yield

Portfolio at a Glance
As of 9/30/10
Weighted Average Life	4.7 years
Average Duration (effective)	3.6 years

Yields as of September 30, 2010(1)
30-Day SEC Yield
Investor Class	6.41%
Institutional Class	6.61%
A Class	5.88%
B Class	5.42%
C Class	5.41%
R Class	5.91%
(1) Yields would have been lower if a portion of the management fee had not been waived.

Types of Investments in Portfolio
% of net assets as of 9/30/10
Corporate Bonds	90.3%
Municipal Securities	0.6%
Commercial Mortgage-Backed Securities	0.4%
Common Stocks	0.3%
Preferred Stocks	0.1%
Temporary Cash Investments	7.6%
Other Assets and Liabilities	0.7%

8

 Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period(1) 4/1/10 – 9/30/10	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,064.80	$4.04	0.78%
Investor Class (before waiver)	$1,000	$1,064.80(2)	$4.45	0.86%
Institutional Class (after waiver)	$1,000	$1,065.90	$3.00	0.58%
Institutional Class (before waiver)	$1,000	$1,065.90(2)	$3.42	0.66%
A Class (after waiver)	$1,000	$1,063.50	$5.33	1.03%
A Class (before waiver)	$1,000	$1,063.50(2)	$5.74	1.11%
B Class (after waiver)	$1,000	$1,059.60	$9.19	1.78%
B Class (before waiver)	$1,000	$1,059.60(2)	$9.60	1.86%
C Class (after waiver)	$1,000	$1,059.60	$9.19	1.78%
C Class (before waiver)	$1,000	$1,059.60(2)	$9.60	1.86%
R Class (after waiver)	$1,000	$1,062.20	$6.62	1.28%
R Class (before waiver)	$1,000	$1,062.20(2)	$7.03	1.36%
Hypothetical
Investor Class (after waiver)	$1,000	$1,021.16	$3.95	0.78%
Investor Class (before waiver)	$1,000	$1,020.76	$4.36	0.86%
Institutional Class (after waiver)	$1,000	$1,022.16	$2.94	0.58%
Institutional Class (before waiver)	$1,000	$1,021.76	$3.35	0.66%
A Class (after waiver)	$1,000	$1,019.90	$5.22	1.03%
A Class (before waiver)	$1,000	$1,019.50	$5.62	1.11%
B Class (after waiver)	$1,000	$1,016.14	$9.00	1.78%
B Class (before waiver)	$1,000	$1,015.74	$9.40	1.86%
C Class (after waiver)	$1,000	$1,016.14	$9.00	1.78%
C Class (before waiver)	$1,000	$1,015.74	$9.40	1.86%
R Class (after waiver)	$1,000	$1,018.65	$6.48	1.28%
R Class (before waiver)	$1,000	$1,018.25	$6.88	1.36%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

10

 Schedule of Investments
High-Yield

SEPTEMBER 30, 2010 (UNAUDITED)

	Principal Amount	Value
Corporate Bonds — 90.3%
AEROSPACE & DEFENSE — 1.0%
Bombardier, Inc., 7.50%, 3/15/18(1)(2)	$900,000	$972,000
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. PIK, 8.875%, 4/1/15(2)	1,098,566	828,044
L-3 Communications Corp., 6.375%, 10/15/15(2)	250,000	259,063
Triumph Group, Inc., 8.00%, 11/15/17(2)	1,200,000	1,236,000
		3,295,107
AIRLINES — 0.4%
UAL 2007 Pass Trust, 6.64%, 1/2/24(2)	1,298,924	1,295,676
AUTO COMPONENTS — 1.1%
American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17(1)(2)	500,000	550,000
American Axle & Manufacturing, Inc., 7.875%, 3/1/17(2)	700,000	697,375
Goodyear Tire & Rubber Co. (The), 10.50%, 5/15/16(2)	500,000	568,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16(2)	750,000	757,500
Tenneco, Inc., 8.125%, 11/15/15(2)	500,000	525,625
TRW Automotive, Inc., 8.875%, 12/1/17(1)(2)	500,000	550,000
		3,649,250
AUTOMOBILES — 0.2%
Ford Motor Co., 7.45%, 7/16/31(2)	650,000	680,875
BUILDING PRODUCTS — 0.2%
Nortek, Inc., 11.00%, 12/1/13	652,888	696,958
CHEMICALS — 2.2%
Ashland, Inc., 9.125%, 6/1/17(2)	500,000	575,000
CF Industries, Inc., 7.125%, 5/1/20	250,000	274,062
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.75%, 11/15/14(2)	1,200,000	1,254,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	1,000,000	985,000
Huntsman International LLC, 7.875%, 11/15/14	650,000	677,625
Lyondell Chemical Co., 8.00%, 11/1/17(1)	1,150,000	1,259,250
Lyondell Chemical Co., 11.00%, 5/1/18(2)	1,000,000	1,111,250
Nalco Co., 8.25%, 5/15/17(2)	250,000	277,500
Solutia, Inc., 8.75%, 11/1/17(2)	1,000,000	1,097,500
		7,511,187
COMMERCIAL BANKS — 2.8%
CIT Group Funding Co. of Delaware LLC, 10.25%, 5/1/17	1,000,000	1,037,500
CIT Group, Inc., 7.00%, 5/1/13	105,850	106,908
CIT Group, Inc., 7.00%, 5/1/14	158,775	159,172
CIT Group, Inc., 7.00%, 5/1/15	158,775	158,378
CIT Group, Inc., 7.00%, 5/1/16	2,764,626	2,736,980
CIT Group, Inc., 7.00%, 5/1/17	2,120,476	2,086,018
Corestates Capital I, 8.00%, 12/15/26(1)(2)	1,104,000	1,138,818
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(1)(3)(4)(5)	1,000,000	715,000
Regions Financing Trust II, VRN, 6.625%, 5/15/27(2)	500,000	441,340
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/29/17(3)(4)(5)	1,500,000	1,121,250
		9,701,364
COMMERCIAL SERVICES & SUPPLIES — 2.0%
ACCO Brands Corp., 10.625%, 3/15/15(2)	500,000	561,250
ARAMARK Corp., 8.50%, 2/1/15(2)	1,550,000	1,619,750
Cenveo Corp., 7.875%, 12/1/13(2)	1,250,000	1,212,500
Cenveo Corp., 8.375%, 6/15/14(2)	350,000	302,750
Corrections Corp. of America, 7.75%, 6/1/17(2)	1,300,000	1,404,000
Iron Mountain, Inc., 8.375%, 8/15/21(2)	500,000	543,125
KAR Auction Services, Inc., 8.75%, 5/1/14(2)	1,000,000	1,046,250
		6,689,625
COMMUNICATIONS EQUIPMENT — 0.1%
Viasat, Inc., 8.875%, 9/15/16(2)	450,000	486,563
COMPUTERS & PERIPHERALS — 0.2%
Seagate Technology HDD Holdings, 6.80%, 10/1/16(2)	650,000	666,250

11

High-Yield

	Principal Amount	Value
CONSTRUCTION MATERIALS — 0.5%
Ply Gem Industries, Inc., 11.75%, 6/15/13	$1,500,000	$1,612,500
CONSUMER FINANCE — 5.4%
Ally Financial, Inc., 6.875%, 9/15/11	1,325,000	1,373,031
Ally Financial, Inc., 8.30%, 2/12/15(1)(2)	2,750,000	3,004,375
Ally Financial, Inc., 8.00%, 3/15/20(1)(2)	1,000,000	1,095,000
Ally Financial, Inc., 8.00%, 11/1/31	500,000	538,750
American General Finance Corp., 4.875%, 7/15/12(2)	2,000,000	1,900,000
Capital One Capital V, 10.25%, 8/15/39(2)	1,000,000	1,088,750
Ford Motor Credit Co. LLC, 7.25%, 10/25/11(2)	1,100,000	1,155,015
Ford Motor Credit Co. LLC, 7.50%, 8/1/12	1,100,000	1,168,145
Ford Motor Credit Co. LLC, 8.70%, 10/1/14	2,000,000	2,246,420
Ford Motor Credit Co. LLC, 8.125%, 1/15/20(2)	1,000,000	1,150,988
National Money Mart Co., 10.375%, 12/15/16	500,000	535,000
Residential Capital LLC, 9.625%, 5/15/15	1,000,000	1,012,500
SLM Corp., 5.375%, 1/15/13(2)	1,000,000	1,008,750
SLM Corp., 8.00%, 3/25/20(2)	1,000,000	993,820
		18,270,544
CONTAINERS & PACKAGING — 1.3%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(1)(6)	800,000	828,000
Ball Corp., 6.625%, 3/15/18(2)	250,000	263,750
BWAY Holding Co., 10.00%, 6/15/18(1)	1,000,000	1,087,500
Graham Packaging Co. LP/GPC Capital Corp I, 9.875%, 10/15/14	1,000,000	1,042,500
Graham Packaging Co. LP/GPC Capital Corp I, 8.25%, 1/1/17(1)	500,000	510,000
Rock-Tenn Co., 9.25%, 3/15/16(2)	750,000	826,875
		4,558,625
DIVERSIFIED — 2.9%
iShares iBoxx $ High Yield Corporate Bond Fund (ETF) (in shares)	112,100	10,054,249
DIVERSIFIED FINANCIAL SERVICES — 1.2%
BAC Capital Trust XI, 6.625%, 5/23/36(2)	750,000	783,498
BankAmerica Capital II, 8.00%, 12/15/26(2)	900,000	933,750
Citigroup Capital XXI, VRN, 8.30%, 12/21/37(2)	1,500,000	1,582,500
Fleet Capital Trust II, 7.92%, 12/11/26(2)	750,000	776,250
		4,075,998
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.0%
Angel Lux Common SA, 8.875%, 5/1/16(1)(2)	675,000	720,563
Cincinnati Bell, Inc., 8.75%, 3/15/18(2)	1,550,000	1,519,000
Frontier Communications Corp., 6.25%, 1/15/13(2)	461,000	485,203
Frontier Communications Corp., 8.25%, 4/15/17(2)	1,000,000	1,098,750
Frontier Communications Corp., 7.125%, 3/15/19(2)	600,000	618,000
Frontier Communications Corp., 8.50%, 4/15/20(2)	1,500,000	1,663,125
Global Crossing Ltd., 12.00%, 9/15/15(2)	1,250,000	1,418,750
Intelsat Jackson Holdings SA, 11.25%, 6/15/16(2)	750,000	819,375
Intelsat Luxembourg SA, 11.25%, 2/4/17(7)	2,000,000	2,152,500
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/15(2)	1,725,000	1,794,000
Level 3 Financing, Inc., 9.25%, 11/1/14	1,025,000	968,625
Level 3 Financing, Inc., 10.00%, 2/1/18(2)	1,000,000	905,000
Qwest Corp., 8.375%, 5/1/16(2)	1,000,000	1,187,500
SBA Telecommunications, Inc., 8.25%, 8/15/19(2)	1,000,000	1,105,000
Sprint Capital Corp., 6.90%, 5/1/19(2)	1,650,000	1,666,500
Sprint Capital Corp., 8.75%, 3/15/32(2)	1,000,000	1,055,000
Wind Acquisition Finance SA, 11.75%, 7/15/17(1)	2,000,000	2,251,250
Windstream Corp., 8.625%, 8/1/16(2)	875,000	929,687
Windstream Corp., 7.875%, 11/1/17(2)	1,500,000	1,571,250
		23,929,078

12

High-Yield

Principal Amount	Value
ELECTRIC UTILITIES — 0.5%
Edison Mission Energy, 7.00%, 5/15/17(2)	$1,300,000	$945,750
Energy Future Holdings Corp., 10.875%, 11/1/17(2)	393,000	237,765
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15(2)	1,000,000	660,000
		1,843,515
ELECTRICAL EQUIPMENT — 0.6%
Baldor Electric Co., 8.625%, 2/15/17(2)	1,000,000	1,075,000
Belden, Inc., 9.25%, 6/15/19(1)(2)	1,000,000	1,085,000
		2,160,000
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.0%
Jabil Circuit, Inc., 7.75%, 7/15/16(2)	1,000,000	1,101,250
Sanmina-SCI Corp., 6.75%, 3/1/13(2)	250,000	253,750
Sanmina-SCI Corp., 8.125%, 3/1/16(2)	2,000,000	2,060,000
		3,415,000
ENERGY EQUIPMENT & SERVICES — 0.5%
Basic Energy Services, Inc., 11.625%, 8/1/14(2)	500,000	552,500
Parker Drilling Co., 9.125%, 4/1/18(1)(2)	500,000	510,000
Pioneer Drilling Co., 9.875%, 3/15/18(1)(2)	775,000	796,313
		1,858,813
FOOD & STAPLES RETAILING — 1.8%
Ingles Markets, Inc., 8.875%, 5/15/17(2)	1,000,000	1,082,500
Rite Aid Corp., 8.625%, 3/1/15(2)	1,000,000	868,750
Rite Aid Corp., 7.50%, 3/1/17(2)	750,000	694,688
SUPERVALU, Inc., 8.00%, 5/1/16(2)	2,500,000	2,531,250
Susser Holdings LLC/Susser Finance Corp., 8.50%, 5/15/16	1,000,000	1,045,000
		6,222,188
FOOD PRODUCTS — 0.6%
Michael Foods, Inc., 9.75%, 7/15/18(1)(2)	250,000	268,750
Smithfield Foods, Inc., 7.75%, 5/15/13(2)	750,000	779,062
Smithfield Foods, Inc., 7.75%, 7/1/17(2)	1,100,000	1,120,625
		2,168,437
GAS UTILITIES — 0.4%
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 8.75%, 4/15/18(2)	1,000,000	1,085,000
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20(2)	350,000	373,625
		1,458,625
HEALTH CARE EQUIPMENT & SUPPLIES — 1.3%
Alere, Inc., 9.00%, 5/15/16(2)	1,500,000	1,552,500
Biomet, Inc., 10.00%, 10/15/17(2)	600,000	665,250
Biomet, Inc., 11.625%, 10/15/17(2)	1,975,000	2,209,531
		4,427,281
HEALTH CARE PROVIDERS & SERVICES — 5.3%
Capella Healthcare, Inc., 9.25%, 7/1/17(1)(2)	1,100,000	1,179,750
CHS/Community Health Systems, Inc., 8.875%, 7/15/15(2)	1,400,000	1,491,000
DaVita, Inc., 7.25%, 3/15/15(2)	300,000	312,937
Gentiva Health Services, Inc., 11.50%, 9/1/18(1)(2)	1,000,000	1,072,500
HCA, Inc., 6.50%, 2/15/16(2)	1,350,000	1,356,750
HCA, Inc., 9.25%, 11/15/16(2)	1,500,000	1,627,500
HCA, Inc., 8.50%, 4/15/19(2)	1,000,000	1,120,000
HCA, Inc., 7.69%, 6/15/25(2)	2,000,000	1,880,000
HealthSouth Corp., 10.75%, 6/15/16	1,250,000	1,376,563
HealthSouth Corp., 8.125%, 2/15/20	500,000	522,500
Omnicare, Inc., 6.875%, 12/15/15(2)	1,500,000	1,522,500
Radiation Therapy Services, Inc., 9.875%, 4/15/17(1)	1,000,000	992,500
Sun Healthcare Group, Inc., 9.125%, 4/15/15	750,000	798,750
Tenet Healthcare Corp., 8.875%, 7/1/19	1,000,000	1,108,750
Tenet Healthcare Corp., 8.00%, 8/1/20(1)	1,100,000	1,100,000
UHS Escrow Corp., 7.00%, 10/1/18(1)(2)	500,000	518,750
		17,980,750

13

High-Yield

Principal Amount	Value
HOTELS, RESTAURANTS & LEISURE — 5.3%
Ameristar Casinos, Inc., 9.25%, 6/1/14(2)	$1,570,000	$1,683,825
Games Merger Corp., 11.00%, 6/1/18(1)	700,000	759,500
Gaylord Entertainment Co., 6.75%, 11/15/14(2)	1,000,000	985,000
Harrah’s Operating Co., Inc., 11.25%, 6/1/17(2)	2,000,000	2,200,000
Harrah’s Operating Co., Inc., 10.00%, 12/15/18(2)	2,000,000	1,607,500
Marina District Finance Co., Inc., 9.50%, 10/15/15(1)(2)	1,600,000	1,560,000
Marina District Finance Co., Inc., 9.875%, 8/15/18(1)(2)	100,000	97,000
MGM Resorts International, 6.75%, 9/1/12(2)	300,000	285,000
MGM Resorts International, 10.375%, 5/15/14(2)	250,000	279,375
MGM Resorts International, 7.625%, 1/15/17(2)	1,500,000	1,271,250
MGM Resorts International, 9.00%, 3/15/20(1)(2)	1,350,000	1,427,625
Penn National Gaming, Inc., 8.75%, 8/15/19(2)	250,000	266,875
Pinnacle Entertainment, Inc., 7.50%, 6/15/15(2)	1,250,000	1,215,625
Pinnacle Entertainment, Inc., 8.625%, 8/1/17(2)	1,000,000	1,066,250
Pinnacle Entertainment, Inc., 8.75%, 5/15/20(2)	500,000	495,000
Royal Caribbean Cruises Ltd., 7.25%, 6/15/16(2)	750,000	783,750
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18(2)	600,000	648,000
Universal City Development Partners Ltd/UCDP Finance, Inc., 8.875%, 11/15/15	500,000	518,125
Universal City Development Partners Ltd/UCDP Finance, Inc., 10.875%, 11/15/16	500,000	543,750
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20(1)(2)	500,000	530,000
		18,223,450
HOUSEHOLD DURABLES — 2.1%
Jarden Corp., 8.00%, 5/1/16	1,250,000	1,337,500
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	1,250,000	1,257,812
KB Home, 6.25%, 6/15/15(2)	750,000	720,000
Lennar Corp., 5.60%, 5/31/15(2)	1,250,000	1,184,375
Meritage Homes Corp., 6.25%, 3/15/15(2)	750,000	740,625
Sealy Mattress Co., 10.875%, 4/15/16(1)(2)	989,000	1,124,988
Yankee Acquisition Corp., 8.50%, 2/15/15(2)	700,000	726,250
		7,091,550
HOUSEHOLD PRODUCTS — 0.6%
Central Garden and Pet Co., 8.25%, 3/1/18	2,000,000	2,052,500
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.8%
AES Corp. (The), 8.75%, 5/15/13(1)(2)	339,000	344,933
AES Corp. (The), 9.75%, 4/15/16(2)	500,000	577,500
AES Corp. (The), 8.00%, 10/15/17(2)	1,250,000	1,356,250
Calpine Corp., 7.25%, 10/15/17(1)(2)	1,000,000	1,022,500
Calpine Corp., 7.875%, 7/31/20(1)(2)	1,500,000	1,548,750
Dynegy Holdings, Inc., 7.75%, 6/1/19(2)	1,000,000	690,000
Energy Future Holdings Corp., 10.00%, 1/15/20(1)(2)	1,000,000	997,642
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	1,776,000	1,771,187
GenOn Escrow Corp., 9.50%, 10/15/18(1)(6)	2,000,000	1,935,000
NRG Energy, Inc., 7.375%, 2/1/16(2)	1,750,000	1,804,687
RRI Energy, Inc., 7.625%, 6/15/14(2)	750,000	746,250
		12,794,699
INSURANCE — 2.2%
American International Group, Inc., 8.25%, 8/15/18(2)	1,000,000	1,170,000
American International Group, Inc., VRN, 8.175%, 5/15/38(2)	1,000,000	1,007,500
Fairfax Financial Holdings Ltd., 7.75%, 6/15/17(2)	675,000	714,656
International Lease Finance Corp., 5.30%, 5/1/12(2)	1,250,000	1,259,375
International Lease Finance Corp., 8.75%, 3/15/17(1)(2)	1,450,000	1,558,750
Liberty Mutual Group, Inc., VRN, 10.75%, 6/15/38(1)(2)	1,500,000	1,785,000
		7,495,281

14

High-Yield

Principal Amount	Value
IT SERVICES — 1.5%
Fidelity National Information Services, Inc., 7.625%, 7/15/17(1)	$1,000,000	$1,072,500
First Data Corp., 9.875%, 9/24/15(2)	2,000,000	1,645,000
First Data Corp., 11.25%, 3/31/16	500,000	362,500
SunGard Data Systems, Inc., 9.125%, 8/15/13(2)	1,000,000	1,026,250
SunGard Data Systems, Inc., 10.25%, 8/15/15(2)	600,000	634,500
Unisys Corp., 14.25%, 9/15/15(1)(2)	400,000	478,000
		5,218,750
LIFE SCIENCES TOOLS & SERVICES — 0.3%
Bio-Rad Laboratories, Inc., 6.125%, 12/15/14(2)	850,000	871,250
MACHINERY — 0.7%
Navistar International Corp., 8.25%, 11/1/21(2)	450,000	482,625
Oshkosh Corp., 8.25%, 3/1/17(2)	850,000	918,000
Oshkosh Corp., 8.50%, 3/1/20(2)	100,000	108,750
SPX Corp., 7.625%, 12/15/14(2)	650,000	711,750
		2,221,125
MARINE — 0.2%
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc., 8.875%, 11/1/17(1)(2)	500,000	530,000
MEDIA — 12.0%
AMC Entertainment, Inc., 8.00%, 3/1/14	1,700,000	1,723,375
Cablevision Systems Corp., 8.625%, 9/15/17(2)	1,500,000	1,657,500
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17(1)	500,000	509,375
CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18(1)(2)	2,000,000	2,085,000
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(1)	1,129,000	1,127,589
Cinemark USA, Inc., 8.625%, 6/15/19(2)	700,000	749,000
Clear Channel Communications, Inc., 10.75%, 8/1/16(2)	1,750,000	1,373,750
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17(2)	1,400,000	1,501,500
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17(2)	100,000	106,500
CSC Holdings LLC, 8.50%, 4/15/14(2)	1,000,000	1,106,250
DISH DBS Corp., 7.00%, 10/1/13(2)	1,000,000	1,066,250
Gannett Co., Inc., 9.375%, 11/15/17(1)(2)	1,000,000	1,097,500
Gray Television, Inc., 10.50%, 6/29/15(2)	500,000	501,875
Harland Clarke Holdings Corp., VRN, 6.00%, 11/15/10, resets quarterly off the 3-month LIBOR plus 4.75% with no caps(2)	250,000	211,250
Harland Clarke Holdings Corp., 9.50%, 5/15/15(2)	3,000,000	2,857,500
Interactive Data Corp., 10.25%, 8/1/18(1)	250,000	268,750
Interpublic Group of Cos., Inc. (The), 6.25%, 11/15/14(2)	1,000,000	1,067,500
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(2)	1,750,000	2,051,875
Lamar Media Corp., 7.875%, 4/15/18(2)	200,000	211,000
McClatchy Co. (The), 11.50%, 2/15/17(2)	1,000,000	1,068,750
Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15(2)	750,000	770,625
Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19(2)	750,000	780,000
Nexstar Broadcasting, Inc./Mission Broadcasting Inc, 8.875%, 4/15/17(1)(2)	1,200,000	1,257,000
Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16(2)	750,000	855,000
Salem Communications Corp., 9.625%, 12/15/16(2)	871,000	929,792
Sinclair Television Group, Inc., 9.25%, 11/1/17(1)(2)	950,000	1,023,625
Sinclair Television Group, Inc., 8.375%, 10/15/18(1)(6)	500,000	506,250
Sirius XM Radio, Inc., 8.75%, 4/1/15(1)(2)	1,900,000	2,028,250
Sirius XM Radio, Inc., 9.75%, 9/1/15(1)(2)	500,000	553,125

15

High-Yield

Principal Amount	Value
Univision Communications, Inc., 12.00%, 7/1/14(1)(2)	$200,000	$219,750
Univision Communications, Inc. PIK, 9.75%, 3/15/15(1)	578,875	557,167
Valassis Communications, Inc., 8.25%, 3/1/15(2)	895,000	944,225
Videotron Ltee, 9.125%, 4/15/18(2)	1,000,000	1,130,000
Virgin Media Finance plc, 9.50%, 8/15/16(2)	2,700,000	3,064,500
Virgin Media Finance plc, 8.375%, 10/15/19(2)	1,150,000	1,267,875
Visant Corp., 10.00%, 10/1/17(1)(2)	500,000	523,750
WMG Acquisition Corp., 9.50%, 6/15/16	2,000,000	2,150,000
		40,903,023
METALS & MINING — 0.7%
Novelis, Inc., 7.25%, 2/15/15(2)	1,500,000	1,533,750
Steel Dynamics, Inc., 7.625%, 3/15/20(1)(2)	400,000	417,000
United States Steel Corp., 7.375%, 4/1/20(2)	500,000	523,750
		2,474,500
MULTILINE RETAIL — 0.6%
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(2)	1,250,000	1,337,500
Macy’s Retail Holdings, Inc., 6.375%, 3/15/37(2)	750,000	746,250
		2,083,750
OIL, GAS & CONSUMABLE FUELS — 8.2%
Arch Coal, Inc., 8.75%, 8/1/16(2)	1,500,000	1,661,250
Arch Coal, Inc., 7.25%, 10/1/20(2)	1,600,000	1,698,000
Bill Barrett Corp., 9.875%, 7/15/16(2)	2,000,000	2,195,000
Chesapeake Energy Corp., 7.625%, 7/15/13(2)	250,000	273,750
Chesapeake Energy Corp., 9.50%, 2/15/15(2)	1,000,000	1,162,500
Cimarex Energy Co., 7.125%, 5/1/17(2)	750,000	791,250
Consol Energy, Inc., 8.00%, 4/1/17(1)(2)	1,000,000	1,087,500
Denbury Resources, Inc., 9.75%, 3/1/16(2)	1,000,000	1,127,500
Denbury Resources, Inc., 8.25%, 2/15/20(2)	896,000	982,240
El Paso Corp., 7.875%, 6/15/12(2)	1,000,000	1,069,174
El Paso Corp., 6.875%, 6/15/14(2)	1,000,000	1,074,391
El Paso Corp., 7.25%, 6/1/18(2)	500,000	541,346
Encore Acquisition Co., 9.50%, 5/1/16(2)	750,000	840,937
Forest Oil Corp., 8.00%, 12/15/11(2)	500,000	531,250
Forest Oil Corp., 8.50%, 2/15/14(2)	900,000	987,750
Inergy LP/Inergy Finance Corp., 8.25%, 3/1/16(2)	1,000,000	1,055,000
Inergy LP/Inergy Finance Corp., 7.00%, 10/1/18(1)(2)	1,000,000	1,030,000
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20(1)(2)	750,000	798,750
OPTI Canada, Inc., 7.875%, 12/15/14(2)	1,600,000	1,212,000
Peabody Energy Corp., 7.375%, 11/1/16(2)	500,000	547,500
Petrohawk Energy Corp., 7.875%, 6/1/15(2)	800,000	842,000
Pioneer Natural Resources Co., 6.65%, 3/15/17(2)	500,000	535,585
Plains Exploration & Production Co., 8.625%, 10/15/19(2)	1,000,000	1,097,500
Sabine Pass LNG LP, 7.25%, 11/30/13(2)	1,550,000	1,503,500
Sabine Pass LNG LP, 7.50%, 11/30/16(2)	750,000	688,125
SandRidge Energy, Inc., 8.75%, 1/15/20(1)(2)	1,250,000	1,243,750
Southwestern Energy Co., 7.50%, 2/1/18(2)	700,000	794,500
Stone Energy Corp., 8.625%, 2/1/17(2)	750,000	740,625
		28,112,673
PAPER & FOREST PRODUCTS — 1.8%
Boise Cascade LLC, 7.125%, 10/15/14(2)	149,000	143,785
Domtar Corp., 9.50%, 8/1/16(2)	1,000,000	1,165,000
Georgia-Pacific LLC, 7.70%, 6/15/15(2)	1,100,000	1,223,750
Georgia-Pacific LLC, 8.25%, 5/1/16(1)(2)	500,000	558,125
Georgia-Pacific LLC, 7.125%, 1/15/17(1)(2)	150,000	159,563
Georgia-Pacific LLC, 8.875%, 5/15/31(2)	1,000,000	1,145,000

16

High-Yield

Principal Amount	Value
NewPage Corp., 11.375%, 12/31/14	$500,000	$455,000
Verso Paper Holdings LLC/Verso Paper, Inc., 9.125%, 8/1/14(2)	1,250,000	1,259,375
		6,109,598
PHARMACEUTICALS — 0.5%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18(1)	1,500,000	1,548,750
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
Host Hotels & Resorts LP, 6.75%, 6/1/16(2)	1,000,000	1,041,250
Istar Financial, Inc., 10.00%, 6/15/14	500,000	500,000
Reckson Operating Partnership LP, 7.75%, 3/15/20(1)(2)	750,000	759,746
		2,300,996
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.4%
CB Richard Ellis Services, Inc., 11.625%, 6/15/17(2)	800,000	930,000
Realogy Corp., 10.50%, 4/15/14(2)	500,000	427,500
		1,357,500
ROAD & RAIL — 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18(2)	800,000	850,000
Hertz Corp. (The), 10.50%, 1/1/16(2)	1,250,000	1,334,375
		2,184,375
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.2%
Advanced Micro Devices, Inc., 8.125%, 12/15/17(2)	450,000	477,000
Freescale Semiconductor, Inc., 8.875%, 12/15/14(2)	1,000,000	1,003,750
Freescale Semiconductor, Inc., 9.25%, 4/15/18(1)(2)	750,000	783,750
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co., 10.50%, 4/15/18(1)(2)	1,000,000	1,062,500
NXP BV/NXP Funding LLC, 9.50%, 10/15/15(2)	250,000	256,875
NXP BV/NXP Funding LLC, 9.75%, 8/1/18(1)	500,000	535,000
		4,118,875
SPECIALTY RETAIL — 3.0%
Asbury Automotive Group, Inc., 8.00%, 3/15/14(2)	750,000	761,250
Asbury Automotive Group, Inc., 7.625%, 3/15/17(2)	250,000	245,000
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/14(2)	1,000,000	1,050,000
Couche-Tard US LP/Couche-Tard Finance Corp., 7.50%, 12/15/13(2)	1,000,000	1,020,000
Ltd. Brands, Inc., 6.90%, 7/15/17(2)	1,000,000	1,065,000
Ltd. Brands, Inc., 7.00%, 5/1/20	500,000	542,500
Michaels Stores, Inc., 10.00%, 11/1/14(2)	425,000	449,969
Michaels Stores, Inc., 11.375%, 11/1/16(2)	1,500,000	1,636,875
Sonic Automotive, Inc., 9.00%, 3/15/18(2)	250,000	260,625
Toys “R” Us Delaware, Inc., 7.375%, 9/1/16(1)(2)	200,000	204,500
Toys “R” Us Inc., 7.375%, 10/15/18(2)	1,000,000	960,000
Toys “R” Us Property Co. I LLC, 10.75%, 7/15/17	1,000,000	1,135,000
Toys “R” Us Property Co. II LLC, 8.50%, 12/1/17(1)(2)	900,000	956,250
		10,286,969
TEXTILES, APPAREL & LUXURY GOODS — 0.9%
Hanesbrands, Inc., VRN, 4.12%, 12/15/10, resets semiannually off the 6-month LIBOR plus 3.375% with no caps(2)	850,000	822,375
Hanesbrands, Inc., 8.00%, 12/15/16(2)	500,000	530,625
Perry Ellis International, Inc., 8.875%, 9/15/13(2)	1,400,000	1,428,000
Phillips-Van Heusen Corp., 7.375%, 5/15/20(2)	200,000	211,750
		2,992,750
TRADING COMPANIES & DISTRIBUTORS — 0.8%
Ashtead Capital, Inc., 9.00%, 8/15/16(1)(2)	1,650,000	1,716,000
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14(2)	750,000	780,937
RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.00%, 7/15/17(1)(2)	250,000	279,375
		2,776,312

17

High-Yield

Principal Amount	Value
WIRELESS TELECOMMUNICATION SERVICES — 1.7%
Cricket Communications, Inc., 9.375%, 11/1/14(2)	$525,000	$546,000
Crown Castle International Corp., 9.00%, 1/15/15(2)	1,000,000	1,107,500
MetroPCS Wireless, Inc., 7.875%, 9/1/18(2)	1,000,000	1,035,000
Nextel Communications, Inc., 6.875%, 10/31/13(2)	1,000,000	1,011,250
Nextel Communications, Inc., 7.375%, 8/1/15(2)	2,000,000	2,020,000
		5,719,750
TOTAL CORPORATE BONDS (Cost $282,475,607)		308,176,884
Municipal Securities — 0.6%
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2) (Cost $2,084,289)	2,500,000	2,114,500
Commercial Mortgage-Backed Securities(8) — 0.4%
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class B, VRN, 4.81%, 10/11/10(2)	570,000	577,786
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class AM SEQ, 4.79%, 7/15/40(2)	750,000	755,431
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,228,423)		1,333,217

	Shares	Value
Common Stocks — 0.3%
BUILDING PRODUCTS(9)
Nortek, Inc.(5)	650	$26,081
COMMERCIAL BANKS — 0.1%
CIT Group, Inc.(5)	9,111	371,911
HEALTH CARE PROVIDERS & SERVICES — 0.1%
Express Scripts, Inc.(5)	10,800	525,960
MEDIA — 0.1%
Charter Communications, Inc., Class A(5)	6,913	224,673
TOTAL COMMON STOCKS (Cost $2,016,409)		1,148,625
Preferred Stocks — 0.1%
CONSUMER FINANCE— 0.1%
Ally Financial, Inc., 7.00%, 12/31/11(1)(3) (Cost $164,281)	175	160,562
Temporary Cash Investments — 7.6%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	192	192
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 2.00%-2.125%, 4/15/12-1/15/19, valued at $17,291,440), in a joint trading account at 0.19%, dated 9/30/10, due 10/1/10 (Delivery value $16,931,089)		16,931,000
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/19, valued at $9,163,395), in a joint trading account at 0.18%, dated 9/30/10, due 10/1/10 (Delivery value $8,985,045)		8,985,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $25,916,192)		25,916,192
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $313,885,201)		338,849,980
OTHER ASSETS AND LIABILITIES — 0.7%		2,542,821
TOTAL NET ASSETS — 100.0%		$341,392,801

18

High-Yield

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
71	U.S. Long Bond	December 2010	$9,494,031	$127,767

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
297	U.S. Treasury 2-Year Notes	December 2010	$65,186,859	$(148,473)

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — SELL PROTECTION
$1,740,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Barclays Bank plc upon each default event of one of the issues of CDX North America High Yield 11 Index, par value of the proportional notional amount. Expires December 2013.*	$(248,990)	$ 57,839
1,000,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Bank of America N.A. upon each default event of Royal Caribbean Cruises Ltd., par value of the proportional notional amount of Royal Caribbean Cruises Ltd., 6.875%, 12/1/13. Expires September 2011.*	24,267	30,789
6,000,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Bank of America N.A. upon each default event of one of the issues of CDX North America High Yield 14 Index, par value of the proportional notional amount. Expires June 2015.*	(178,594)	(45,244)
		$(403,317)	$ 43,384

* The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

19

High-Yield

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

ETF = Exchange-Traded Fund

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. — UBS AG

LIBOR = London Interbank Offered Rate

PIK = Payment in Kind

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $64,035,759, which represented 18.8% of total net assets. None of these securities were considered illiquid.

(2)	Security, or a portion thereof, has been segregated for when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $86,691,000.

(3)
Perpetual security. These securities do not have a predetermined maturity date. The coupon rates are fixed for a period of time and may be structured to adjust thereafter. Interest reset or next call date is indicated, as applicable.

(4)	Security is in default.

(5)	Non-income producing.

(6)	When-issued security.

(7)
Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.

(8)	Final maturity indicated, unless otherwise noted.

(9)	Industry is less than 0.05% of total net assets.

See Notes to Financial Statements.

20

 Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $313,885,201)	$338,849,980
Cash	202,700
Deposits with broker for futures contracts	230,400
Receivable for capital shares sold	951,680
Receivable for variation margin on futures contracts	4,437
Swap agreements, at value (including net premiums paid (received) of $(224,723))	88,628
Dividends and interest receivable	6,391,365
346,719,190

Liabilities
Payable for investments purchased	4,552,400
Payable for capital shares redeemed	354,917
Payable for variation margin on futures contracts	18,562
Swap agreements, at value (including net premiums paid (received) of $(178,594))	45,244
Accrued management fees	198,401
Service fees (and distribution fees — A Class and R Class) payable	11,679
Distribution fees payable	10,657
Dividends payable	134,529
5,326,389

Net Assets	$341,392,801

Net Assets Consist of:
Capital paid in	$319,021,447
Accumulated net investment loss	(176,134)
Accumulated net realized loss on investment transactions	(2,843,286)
Net unrealized appreciation on investments	25,390,774
$341,392,801

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$175,491,625	28,974,175	$6.06
Institutional Class	$108,844,850	17,969,244	$6.06
A Class	$37,365,402	6,168,489	$6.06	*
B Class	$1,417,807	234,049	$6.06
C Class	$16,409,624	2,708,942	$6.06
R Class	$1,863,493	307,533	$6.06

* Maximum offering price $6.35 (net asset value divided by 0.9550)

See Notes to Financial Statements.

21

 Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$12,310,981
Dividends	211,484
12,522,465
Expenses:
Management fees	1,152,916
Distribution fees:
B Class	5,303
C Class	55,962
Service fees:
B Class	1,768
C Class	18,652
Distribution and service fees:
A Class	41,919
R Class	3,473
Trustees’ fees and expenses	4,161
Other expenses	12,912
1,297,066
Fees waived	(121,956)
1,175,110

Net investment income (loss)	11,347,355

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,118,147
Futures contract transactions	773,241
Swap agreement transactions	162,257
4,053,645

Change in net unrealized appreciation (depreciation) on:
Investments	3,670,925
Futures contracts	(7,139)
Swap agreements	133,747
3,797,533

Net realized and unrealized gain (loss)	7,851,178

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,198,533

See Notes to Financial Statements.

22

 Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$11,347,355	$16,630,807
Net realized gain (loss)	4,053,645	2,966,686
Change in net unrealized appreciation (depreciation)	3,797,533	36,025,101
Net increase (decrease) in net assets resulting from operations	19,198,533	55,622,594

Distributions to Shareholders
From net investment income:
Investor Class	(5,687,205)	(8,533,560)
Institutional Class	(3,936,039)	(5,237,585)
A Class	(1,284,455)	(2,134,473)
B Class	(48,968)	(100,052)
C Class	(515,470)	(716,207)
R Class	(51,180)	(55,249)
Decrease in net assets from distributions	(11,523,317)	(16,777,126)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	65,999,529	98,089,652

Net increase (decrease) in net assets	73,674,745	136,935,120

Net Assets
Beginning of period	267,718,056	130,782,936
End of period	$341,392,801	$267,718,056

Accumulated net investment loss	$(176,134)	$(172)

See Notes to Financial Statements.

23

 Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek high current income by investing in high-yield corporate bonds and other debt securities. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income. The fund pursues its objectives by investing primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yields. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

24

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

25

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5425% to 0.6600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. From April 1, 2010 through July 31, 2010, the investment advisor voluntarily agreed to waive 0.100% of its management fee. Effective August 1, 2010, the investment advisor voluntarily agreed to waive 0.055% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2011, and cannot terminate it without consulting the Board of Trustees. The total amount of the waiver for each class for the six months ended September 30, 2010 was $59,681, $40,702, $14,118, $603, $6,285, and $567 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the six months ended September 30, 2010, was 0.85% for the Investor Class, A Class, B Class, C Class and R Class and 0.65% for the Institutional Class. The effective annual management fee after waiver for each class for the six months ended September 30, 2010 was 0.77% for the Investor Class, A Class, B Class, C Class and R Class and 0.57% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 34% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

26

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, were $85,620,013 and $36,069,717, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended September 30, 2010		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	17,899,972	$105,538,722	18,402,496	$101,221,197
Issued in reinvestment of distributions	888,515	5,264,399	1,051,534	5,889,573
Redeemed	(11,641,628)	(68,510,908)	(12,664,961)	(69,443,513)
	7,146,859	42,292,213	6,789,069	37,667,257
Institutional Class
Sold	2,951,359	17,387,807	7,160,948	40,109,309
Issued in reinvestment of distributions	665,054	3,936,028	184,830	1,066,450
Redeemed	(615,310)	(3,593,536)	(723,432)	(3,897,506)
	3,001,103	17,730,299	6,622,346	37,278,253
A Class
Sold	1,491,831	8,804,417	4,000,383	21,935,985
Issued in reinvestment of distributions	193,524	1,145,364	330,787	1,855,974
Redeemed	(1,219,930)	(7,173,712)	(1,846,010)	(10,255,121)
	465,425	2,776,069	2,485,160	13,536,838
B Class
Sold	13,380	79,331	70,212	381,411
Issued in reinvestment of distributions	5,834	34,517	11,197	62,200
Redeemed	(34,930)	(206,418)	(81,576)	(439,285)
	(15,716)	(92,570)	(167)	4,326
C Class
Sold	692,823	4,106,164	2,034,825	11,017,513
Issued in reinvestment of distributions	48,199	285,183	68,926	388,092
Redeemed	(326,970)	(1,894,959)	(465,538)	(2,622,122)
	414,052	2,496,388	1,638,213	8,783,483
R Class
Sold	153,854	910,118	203,834	1,096,092
Issued in reinvestment of distributions	8,637	51,180	9,743	55,107
Redeemed	(27,954)	(164,168)	(58,753)	(331,704)
	134,537	797,130	154,824	819,495
Net increase (decrease)	11,146,260	$65,999,529	17,689,445	$98,089,652

27

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	$10,054,249	$298,122,635	—
Municipal Securities	—	2,114,500	—
Commercial Mortgage-Backed Securities	—	1,333,217	—
Common Stocks	1,148,625	–	—
Preferred Stocks	—	160,562	—
Temporary Cash Investments	192	25,916,000	—
Total Value of Investment Securities	$11,203,066	$327,646,914	—

Other Financial Instruments
Futures Contracts	$(20,706)	—	—
Swap Agreements	—	$446,701	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(20,706)	$446,701	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

28

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of September 30, 2010
	Asset Derivatives		Liability Derivatives
Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$88,628	Swap agreements	$45,244
Interest Rate Risk	Receivable for variation margin on futures contracts	4,437	Payable for variation margin on futures contracts	18,562
		$93,065		$63,806
Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Derivative	Location on Statement of Operations		Location on Statement of Operations
Credit Risk	Net realized gain (loss) on swap agreement transactions	$162,257	Change in net unrealized appreciation (depreciation) on swap agreements	$133,747
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	773,241	Change in net unrealized appreciation (depreciation) on futures contracts	(7,139)
		$935,498		$126,608

29

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2010, the fund did not utilize the program.

8. Risk Factors

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$313,885,201
Gross tax appreciation of investments	$27,380,466
Gross tax depreciation of investments	(2,415,687)
Net tax appreciation (depreciation) of investments	$24,964,779

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

As of March 31, 2010, the fund had accumulated capital losses of $(6,910,498), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(15,064), $(2,112,857) and $(4,782,577) expire in 2014, 2017 and 2018, respectively.

30

 Financial Highlights
High-Yield

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.92		$4.75	$5.97	$6.48	$6.38	$6.42
Income From Investment Operations
Net Investment Income (Loss)	0.23	(2)	0.46 (2)	0.40 (2)	0.42	0.42	0.43
Net Realized and Unrealized Gain (Loss)	0.14		1.17	(1.17)	(0.51)	0.10	(0.04)
Total From Investment Operations	0.37		1.63	(0.77)	(0.09)	0.52	0.39
Distributions
From Net Investment Income	(0.23)		(0.46)	(0.45)	(0.42)	(0.42)	(0.43)
Net Asset Value, End of Period	$6.06		$5.92	$4.75	$5.97	$6.48	$6.38

Total Return(3)	6.48%		35.43%	(13.36)%	(1.41)%	8.54%	6.29%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.78	%(4)	0.77%	0.80%	0.80%	0.79%	0.81%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.86	%(4)	0.86%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.77	%(4)	8.36%	7.66%	6.87%	6.69%	6.74%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	7.69	%(4)	8.27%	7.59%	6.80%	6.61%	6.68%
Portfolio Turnover Rate	14%		36%	33%	40%	45%	40%
Net Assets, End of Period (in thousands)	$175,492		$129,231	$71,445	$51,375	$51,717	$42,650

(1)	Six months ended September 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

31

High-Yield

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.92		$4.75	$5.97	$6.48	$6.38	$6.42
Income From Investment Operations
Net Investment Income (Loss)	0.24	(2)	0.48 (2)	0.41 (2)	0.44	0.44	0.44
Net Realized and Unrealized Gain (Loss)	0.14		1.16	(1.17)	(0.51)	0.10	(0.04)
Total From Investment Operations	0.38		1.64	(0.76)	(0.07)	0.54	0.40
Distributions
From Net Investment Income	(0.24)		(0.47)	(0.46)	(0.44)	(0.44)	(0.44)
Net Asset Value, End of Period	$6.06		$5.92	$4.75	$5.97	$6.48	$6.38

Total Return(3)	6.59%		35.70%	(13.19)%	(1.21)%	8.76%	6.50%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.58	%(4)	0.57%	0.60%	0.60%	0.59%	0.61%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.66	%(4)	0.66%	0.67%	0.67%	0.67%	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.97	%(4)	8.56%	7.86%	7.07%	6.89%	6.94%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	7.89	%(4)	8.47%	7.79%	7.00%	6.81%	6.88%
Portfolio Turnover Rate	14%		36%	33%	40%	45%	40%
Net Assets, End of Period (in thousands)	$108,845		$88,626	$39,655	$24,795	$18,177	$9,387

(1)	Six months ended September 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

32

High-Yield

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(2)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.92		$4.75	$5.97	$6.48	$6.38	$6.42
Income From Investment Operations
Net Investment Income (Loss)	0.22	(3)	0.45 (3)	0.39 (3)	0.41	0.41	0.42
Net Realized and Unrealized Gain (Loss)	0.15		1.17	(1.17)	(0.51)	0.10	(0.04)
Total From Investment Operations	0.37		1.62	(0.78)	(0.10)	0.51	0.38
Distributions
From Net Investment Income	(0.23)		(0.45)	(0.44)	(0.41)	(0.41)	(0.42)
Net Asset Value, End of Period	$6.06		$5.92	$4.75	$5.97	$6.48	$6.38

Total Return(4)	6.35%		35.10%	(13.57)%	(1.65)%	8.27%	6.02%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.03	%(5)	1.02%	1.05%	1.05%	1.04%	1.06%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.11	%(5)	1.11%	1.12%	1.12%	1.12%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.52	%(5)	8.11%	7.41%	6.62%	6.44%	6.49%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	7.44	%(5)	8.02%	7.34%	6.55%	6.36%	6.43%
Portfolio Turnover Rate	14%		36%	33%	40%	45%	40%
Net Assets, End of Period (in thousands)	$37,365		$33,769	$15,289	$8,275	$900	$407

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Six months ended September 30, 2010 (unaudited).

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

33

High-Yield

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.92		$4.75	$5.97	$6.48	$6.38	$6.42
Income From Investment Operations
Net Investment Income (Loss)	0.20	(2)	0.40 (2)	0.36 (2)	0.36	0.36	0.37
Net Realized and Unrealized Gain (Loss)	0.14		1.18	(1.18)	(0.51)	0.10	(0.04)
Total From Investment Operations	0.34		1.58	(0.82)	(0.15)	0.46	0.33
Distributions
From Net Investment Income	(0.20)		(0.41)	(0.40)	(0.36)	(0.36)	(0.37)
Net Asset Value, End of Period	$6.06		$5.92	$4.75	$5.97	$6.48	$6.38

Total Return(3)	5.96%		34.12%	(14.22)%	(2.39)%	7.47%	5.23%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.78	%(4)	1.77%	1.80%	1.80%	1.79%	1.81%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.86	%(4)	1.86%	1.87%	1.87%	1.87%	1.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.77	%(4)	7.36%	6.66%	5.87%	5.69%	5.74%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	6.69	%(4)	7.27%	6.59%	5.80%	5.61%	5.68%
Portfolio Turnover Rate	14%		36%	33%	40%	45%	40%
Net Assets, End of Period (in thousands)	$1,418		$1,479	$1,187	$1,119	$1,358	$1,182

(1)	Six months ended September 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

34

High-Yield

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.92		$4.75	$5.97	$6.48	$6.38	$6.42
Income From Investment Operations
Net Investment Income (Loss)	0.20	(2)	0.41 (2)	0.35 (2)	0.36	0.36	0.37
Net Realized and Unrealized Gain (Loss)	0.14		1.17	(1.17)	(0.51)	0.10	(0.04)
Total From Investment Operations	0.34		1.58	(0.82)	(0.15)	0.46	0.33
Distributions
From Net Investment Income	(0.20)		(0.41)	(0.40)	(0.36)	(0.36)	(0.37)
Net Asset Value, End of Period	$6.06		$5.92	$4.75	$5.97	$6.48	$6.38

Total Return(3)	5.96%		34.11%	(14.22)%	(2.39)%	7.46%	5.23%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.78	%(4)	1.77%	1.80%	1.80%	1.79%	1.81%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.86	%(4)	1.86%	1.87%	1.87%	1.87%	1.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.77	%(4)	7.36%	6.66%	5.87%	5.69%	5.74%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	6.69	%(4)	7.27%	6.59%	5.80%	5.61%	5.68%
Portfolio Turnover Rate	14%		36%	33%	40%	45%	40%
Net Assets, End of Period (in thousands)	$16,410		$13,589	$3,120	$1,678	$2,002	$1,823

(1)	Six months ended September 30, 2010 (unaudited).

(2)	Computed using average shares outstanding throughout the period.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

35

High-Yield

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.92		$4.75	$5.97	$6.48	$6.38	$6.51
Income From Investment Operations
Net Investment Income (Loss)	0.21	(3)	0.45 (3)	0.37 (3)	0.39	0.39	0.27
Net Realized and Unrealized Gain (Loss)	0.15		1.16	(1.16)	(0.51)	0.10	(0.13)
Total From Investment Operations	0.36		1.61	(0.79)	(0.12)	0.49	0.14
Distributions
From Net Investment Income	(0.22)		(0.44)	(0.43)	(0.39)	(0.39)	(0.27)
Net Asset Value, End of Period	$6.06		$5.92	$4.75	$5.97	$6.48	$6.38

Total Return(4)	6.22%		34.77%	(13.79)%	(1.90)%	8.00%	2.23%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.28	%(5)	1.27%	1.30%	1.30%	1.29%	1.27	%(5)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.36	%(5)	1.36%	1.37%	1.37%	1.37%	1.37	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	7.27	%(5)	7.86%	7.16%	6.37%	6.19%	6.39	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	7.19	%(5)	7.77%	7.09%	6.30%	6.11%	6.29	%(5)
Portfolio Turnover Rate	14%		36%	33%	40%	45%	40	%(6)
Net Assets, End of Period (in thousands)	$1,863		$1,025	$86	$27	$28	$26

(1)	Six months ended September 30, 2010 (unaudited).

(2)	July 29, 2005 (commencement of sale) through March 31, 2006.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

36

 Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	102,295,998
	Against:	1,428,631
	Abstain:	8,885,394
	Broker Non-Vote:	38,078,027

Institutional Class	For:	84,818,185
	Against:	0
	Abstain:	11,637
	Broker Non-Vote:	457,269

37

 Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board also considered information received in connection with its ongoing oversight and quarterly evaluation, directly and through the committees of the Board, of the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

38

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board members may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

39

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify within or among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

40

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

41

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders. In addition, the Directors negotiated a renewal of the one-year waiver by the advisor of a portion of the management fee for High-Yield that was in place during the previous year. This change was proposed by the Directors based on their review of the percentile rank of the fund’s fees within the fund’s peer universe and the fact that the Directors seek, as a general rule, to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds.

42

 Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

 Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate Bond Index (investment-grade) consists of publicly issued U.S. corporate and specified foreign debentures that are SEC-registered and meet specific maturity, liquidity, and quality requirements.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded.

The Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is a component of the U.S. Corporate High-Yield Bond Index, which covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. It is not market capitalization-weighted—each issuer is capped at 2% of the index.

The Barclays Capital U.S. MBS Index (mortgage-backed securities) is a component of the U.S. Aggregate Bond Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Bond Index (a subset of the U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes Treasury Bills.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities issued by the U.S. Treasury with a remaining maturity of one year or more.

44

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69832

Semiannual Report
September 30, 2010

American Century Investments®

Inflation Protection Bond Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Inflation Protection Bond

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	31

Other Information

Proxy Voting Results	37
Approval of Management Agreement	38
Additional Information	43
Index Definitions	44

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

 President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

 Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic, Investor Uncertainty

Bonds produced solid returns during the six months ended September 30, 2010 (see the accompanying table). Economic growth and financial market performance were uneven, fueling investor uncertainty, which helped demand for bonds. On the one hand, the economy managed positive growth so far in 2010. On the other hand, the housing market and consumer debt levels remained concerns, while the unemployment rate ended September at 9.6%. The Federal Reserve (the Fed) talked about the growing risk of deflation, and investors began to anticipate another round of quantitative easing (government bond purchases by the Fed to further expand the money supply). To help keep borrowing costs low and stimulate growth, the Fed kept its short-term interest rate target (a key determinant of money market yields) near zero.

Paltry interest rates encouraged investors to reach for more yield, helping longer-dated, higher-yielding securities do best. In the Treasury market, this meant the 30-year bond was by far the best-performing maturity segment. Corporate bonds also benefited from demand by yield-hungry investors; however, worries about the economy and potential fallout from the sovereign debt crisis meant higher-quality investment-grade debt was favored over high-yield bonds.

Government agency mortgage-backed securities (MBS) had modest, positive returns, but lagged other segments of the taxable bond market. In part this was because the Fed ended its active support for this market in March 2010. In addition, MBS yields were at historically low levels relative to Treasuries, meaning they offered little incentive for investors to take on the additional risks these securities entail.

Cash returns were essentially flat for the six months, reflecting the Fed’s policy of extremely low rates. Finally, Treasury inflation-linked securities had positive returns but lagged nominal Treasuries in this low-inflation environment.

Yield Curve Fell, Flattened

With the Fed openly debating the possibility of deflation and investors buying longer-term Treasuries, the Treasury yield curve shifted lower and flattened during the six months. The two-year Treasury note yield fell from 1.02% to 0.43%, and its 30-year counterpart (most sensitive to inflation/deflation concerns) fell from 4.71% to 3.69%.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2010*
Barclays Capital U.S. Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
Three-Month Bill	0.09%	Corporate (investment-grade)	8.29%
Two-Year Note	1.79%	Treasury	7.54%
10-Year Note	13.25%	Corporate High-Yield	6.60%
30-Year Bond	20.70%	TIPS (inflation-linked)	6.40%
* Total returns for periods less than one year are not annualized.		Aggregate	6.05%
		MBS (mortgage-backed)	3.52%

3

 Performance
Inflation Protection Bond

Total Returns as of September 30, 2010
						Average Annual Returns
	Ticker Symbol	6 months(1)		1 year		5 years		Since Inception	Inception Date
Investor Class	APOIX	6.25	%(2)	8.76	%(2)	5.37%		5.04%	5/31/05
Barclays Capital U.S. TIPS Index	—	6.40%		8.89%		5.49%		5.22%	—
Institutional Class	APISX	6.47	%(2)	9.09	%(2)	5.68	%(2)	5.34%	5/31/05
A Class No sales charge* With sales charge*	APOAX	6.22 1.47	%(2) %(2)	8.58 3.69	%(2) %(2)	5.15 4.17	%(2) %(2)	4.82% 3.92%	5/31/05
B Class No sales charge* With sales charge*	APOBX	5.86 0.86	%(2) %(2)	7.73 3.73	%(2) %(2)	4.36 4.19	% %	4.04% 3.88%	5/31/05
C Class No sales charge* With sales charge*	APOCX	5.76 4.76	%(2) %(2)	7.73 7.73	%(2) %(2)	4.39 4.39	% %	4.06% 4.06%	5/31/05
R Class	APORX	6.01	%(2)	8.26	%(2)	4.90%		4.57%	5/31/05

* Sales charges include initial sales charges and contingent deferred sales charges(CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

4

Inflation Protection Bond

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2005

* From 5/31/05, the Investor Class’s inception date. Not annualized.

** Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.58%	0.38%	0.83%	1.58%	1.58%	1.08%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

5

 Portfolio Commentary
Inflation Protection Bond

Portfolio Managers: Bob Gahagan, Brian Howell, and Jim Platz

Performance Summary

Inflation Protection Bond returned 6.25%* for the six months ended September 30, 2010. By comparison, the fund’s benchmark, the Barclays Capital U.S. TIPS Index, returned 6.40%. Portfolio returns reflect operating expenses, while index returns do not.

In general, economic data continued to point to lackluster growth, stoking fears of deflation and a potential “phase two” of the Great Recession. Nevertheless, TIPS (Treasury inflation-protected securities) posted solid returns for the six-month period, boosted by a strong rally in the Treasury market. The growing likelihood of government securities purchases by the Federal Reserve (the Fed), combined with the overall aura of economic uncertainty, helped keep Treasuries, including TIPS, in favor. The portfolio’s underperformance relative to the benchmark was primarily due to the portfolio’s overweight in TIPS that have larger accrued inflation adjustments built into them.

Commodity Prices Were Mixed, but Inflation Remained Low

Most commodity prices generally declined, as indicated by the S&P Goldman Sachs Commodities Index, a measure of price movements in the global commodities markets, which posted a six-month return of -3.00%. Oil prices remained volatile, starting the period at $84 a barrel before tumbling in May to $68 on concerns about subdued economic growth in developed nations. Later in the period, expectations for growing demand from emerging markets sparked a modest price rebound, and oil ended September at $80 a barrel. Meanwhile, gold prices soared, advancing more than 17% on concerns about the weakening U.S. economy and dollar.

Headline inflation, according to the year-to-year change in the Consumer Price Index (CPI), remained muted, rising only 1.1% as of September 30. Similarly, core inflation (excluding food and energy prices) gained just 0.8%.

In this environment, the yield difference (or breakeven rate) between 10-year TIPS and nominal 10-year Treasuries fell from 2.26 percentage points at the end of March to 1.82 percentage points at the end of September. The 10-year breakeven rate equals the market’s expectations for inflation for the next 10 years and reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period. The decline suggests TIPS offer long-term value (it will only require an inflation rate higher than 1.82% for TIPS to outperform nominal Treasuries), especially given the potential for higher inflation to emerge from the extraordinary amounts of monetary and fiscal stimulus still working through the financial system.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Returns would have been lower if a portion of the management fee had not been waived.

6

Inflation Protection Bond

Portfolio Strategy

We continued to invest the majority of the portfolio in TIPS (84% as of September 30), while investing the remainder in “spread” (non-Treasury) sectors, primarily corporate, non-U.S.-dollar inflation-linked, and mortgage bonds. This strategy generated mixed results, as corporate securities outperformed TIPS, while the portfolio’s foreign-currency holdings, which were hedged, and mortgage securities underperformed TIPS.

Within the portfolio’s TIPS allocation, our overweight to longer-maturity “high accretion” TIPS detracted from performance. These securities, which have larger accrued inflation adjustments built into them, lagged as inflation fears waned, the economy weakened, and the “real” (after subtracting the inflation premium) Treasury yield curve remained relatively steep. Nevertheless, we believe the high accretion TIPS still offer value and will contribute positively to performance as CPI bottoms and deflation concerns dissipate.

In an effort to maintain maximum inflation protection without investing further in TIPS, we used inflation “swaps” to synthetically create an inflation-linked “overlay” for the non-inflation-linked spread securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but we apply stringent controls and oversight with regard to this risk. The portfolio’s swaps outperformed during the period, primarily because we used corporate securities as the counterparts to the swap agreements.

We also positioned the portfolio for a flattening of the nominal Treasury yield curve. We believe this strategy should provide longer-term value, as the yield spreads between shorter- and longer-maturity Treasuries tighten, either due to lower long-term yields or rising short-term yields.

Outlook

While the weak economy has helped temper the market’s near-term inflation concerns, the significant monetary and fiscal stimulus from the Fed and U.S. Treasury run the risk of creating significantly higher inflation and a weaker dollar than are currently priced into the market. Therefore, we believe TIPS remain attractively valued at current levels, given long-term inflation averages and the potential for higher-than-usual inflation in the years ahead.

7

Inflation Protection Bond

Portfolio at a Glance
As of 9/30/10
Weighted Average Life	9.5 years
Average Duration (effective)	6.5 years

Yields as of September 30, 2010(1)
30-Day SEC Yield
Investor Class	0.90%
Institutional Class	1.10%
A Class	0.63%
B Class	-0.08%
C Class	-0.08%
R Class	0.41%

(1)	Yields would have been lower if a portion of the management fee had not been waived.

Types of Investments in Portfolio
% of net assets as of 9/30/10
U.S. Treasury Securities	83.7%
Corporate Bonds	9.3%
Sovereign Governments & Agencies	2.6%
Collateralized Mortgage Obligations	2.1%
Commercial Mortgage-Backed Securities	1.5%
Asset-Backed Securities	0.6%
Commercial Paper	0.1%
Municipal Securities	—(2)
Temporary Cash Investments	—(2)
Other Assets and Liabilities	0.1%

(2)	Category is less than 0.05% of fund investments.

8

 Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period(1) 4/1/10 - 9/30/10	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,062.50	$2.53	0.49%
Investor Class (before waiver)	$1,000	$1,062.50(2)	$3.00	0.58%
Institutional Class (after waiver)	$1,000	$1,064.70	$1.50	0.29%
Institutional Class (before waiver)	$1,000	$1,064.70(2)	$1.97	0.38%
A Class (after waiver)	$1,000	$1,062.20	$3.83	0.74%
A Class (before waiver)	$1,000	$1,062.20(2)	$4.29	0.83%
B Class (after waiver)	$1,000	$1,058.60	$7.69	1.49%
B Class (before waiver)	$1,000	$1,058.60(2)	$8.15	1.58%
C Class (after waiver)	$1,000	$1,057.60	$7.69	1.49%
C Class (before waiver)	$1,000	$1,057.60(2)	$8.15	1.58%
R Class (after waiver)	$1,000	$1,060.10	$5.11	0.99%
R Class (before waiver)	$1,000	$1,060.10(2)	$5.58	1.08%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.61	$2.48	0.49%
Investor Class (before waiver)	$1,000	$1,022.16	$2.94	0.58%
Institutional Class (after waiver)	$1,000	$1,023.61	$1.47	0.29%
Institutional Class (before waiver)	$1,000	$1,023.16	$1.93	0.38%
A Class (after waiver)	$1,000	$1,021.36	$3.75	0.74%
A Class (before waiver)	$1,000	$1,020.91	$4.20	0.83%
B Class (after waiver)	$1,000	$1,017.60	$7.54	1.49%
B Class (before waiver)	$1,000	$1,017.15	$7.99	1.58%
C Class (after waiver)	$1,000	$1,017.60	$7.54	1.49%
C Class (before waiver)	$1,000	$1,017.15	$7.99	1.58%
R Class (after waiver)	$1,000	$1,020.10	$5.01	0.99%
R Class (before waiver)	$1,000	$1,019.65	$5.47	1.08%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

10

 Schedule of Investments
Inflation Protection Bond

SEPTEMBER 30, 2010 (UNAUDITED)

	Principal Amount	Value
U.S. Treasury Securities — 83.7%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(1)	$28,554,804	$32,833,570
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)	22,956,978	25,249,095
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27(1)	12,178,141	14,057,192
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28(1)	11,577,120	12,274,456
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28(1)	17,730,408	23,715,804
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29(1)	15,000,800	17,700,944
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29(1)	21,165,354	29,426,446
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32(1)	9,230,148	12,460,700
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40(1)	13,919,508	15,547,436
U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/12(1)	9,576,684	10,034,564
U.S. Treasury Inflation Indexed Notes, 2.00%, 4/15/12(1)	9,454,368	9,790,442
U.S. Treasury Inflation Indexed Notes, 3.00%, 7/15/12(1)	21,352,477	22,692,003
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/13(1)	5,879,208	6,042,726
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/13(1)	3,768,757	4,008,721
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/14(1)	28,966,054	31,097,782
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14(1)	9,168,246	9,655,309
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14(1)	18,273,964	19,785,842
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15(1)	18,382,175	19,664,626
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(1)	7,444,326	7,657,189
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15(1)	12,497,143	13,601,378
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16(1)	18,123,930	19,892,427
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16(1)	19,400,054	22,003,910
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17(1)	23,215,764	26,208,415
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17(1)	16,120,214	18,617,590
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18(1)	7,882,848	8,567,056
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18(1)	7,279,200	7,802,960
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19(1)	6,803,314	7,672,866
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19(1)	4,900,992	5,442,400
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20(1)	18,449,328	19,644,217
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20(1)	10,146,549	10,664,185
TOTAL U.S. TREASURY SECURITIES (Cost $454,184,065)		483,812,251
Corporate Bonds — 9.3%
AEROSPACE & DEFENSE — 0.2%
L-3 Communications Corp., 5.875%, 1/15/15(1)	375,000	385,313
L-3 Communications Corp., 6.375%, 10/15/15(1)	350,000	362,688
L-3 Communications Corp., 5.20%, 10/15/19(1)	200,000	216,552
United Technologies Corp., 5.70%, 4/15/40(1)	460,000	528,951
		1,493,504

11

Inflation Protection Bond

	Principal Amount	Value
AUTO COMPONENTS(2)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16(1)	$200,000	$202,000
BEVERAGES — 0.4%
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19(3)	530,000	660,748
Coca-Cola Co. (The), 3.625%, 3/15/14(1)	240,000	259,681
Coca-Cola Enterprises, Inc., 4.25%, 3/1/15(1)	260,000	288,432
Dr Pepper Snapple Group, Inc., 6.82%, 5/1/18(1)	450,000	557,613
PepsiCo, Inc., 3.10%, 1/15/15(1)	430,000	458,859
		2,225,333
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 5.85%, 6/1/17(1)	300,000	358,700
BUILDING PRODUCTS — 0.1%
Owens Corning, 6.50%, 12/1/16(1)	510,000	552,692
CAPITAL MARKETS — 0.4%
Credit Suisse (New York), 5.50%, 5/1/14(1)	390,000	437,370
Credit Suisse (New York), 5.30%, 8/13/19(1)	360,000	399,530
Credit Suisse AG, 5.40%, 1/14/20(1)	130,000	138,933
Goldman Sachs Group, Inc., (The), 7.50%, 2/15/19(1)	380,000	452,831
Goldman Sachs Group, Inc., (The), 5.375%, 3/15/20(1)	270,000	285,111
Jefferies Group, Inc., 8.50%, 7/15/19(1)	80,000	93,037
Morgan Stanley, 4.20%, 11/20/14(1)	400,000	415,237
Morgan Stanley, 7.30%, 5/13/19(1)	330,000	380,181
		2,602,230
CHEMICALS — 0.1%
Dow Chemical Co. (The), 4.85%, 8/15/12(1)	160,000	169,396
Dow Chemical Co. (The), 8.55%, 5/15/19(1)	360,000	455,297
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	200,000	197,000
		821,693
COMMERCIAL BANKS — 0.1%
Fifth Third Bancorp., 6.25%, 5/1/13(1)	300,000	328,738
PNC Funding Corp., 3.625%, 2/8/15(1)	140,000	147,985
		476,723
COMMERCIAL SERVICES & SUPPLIES — 0.1%
Corrections Corp. of America, 7.75%, 6/1/17(1)	400,000	432,000
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39(1)	360,000	417,583
CONSUMER FINANCE — 0.6%
Ally Financial, Inc., 8.30%, 2/12/15(1)(3)	450,000	491,625
Capital One Bank USA N.A., 8.80%, 7/15/19(1)	330,000	422,443
Ford Motor Credit Co. LLC, 7.50%, 8/1/12	330,000	350,443
Ford Motor Credit Co. LLC, 5.625%, 9/15/15(1)	410,000	422,244
General Electric Capital Corp., 3.75%, 11/14/14(1)	1,030,000	1,092,177
General Electric Capital Corp., 6.00%, 8/7/19(1)	300,000	338,144
SLM Corp., 5.375%, 1/15/13(1)	250,000	252,187
SLM Corp., 8.00%, 3/25/20(1)	190,000	188,826
		3,558,089
CONTAINERS & PACKAGING — 0.1%
Ball Corp., 6.75%, 9/15/20(1)	340,000	362,100
DIVERSIFIED — 0.2%
iShares iBoxx $ High Yield Corporate Bond Fund (ETF)(in shares)	14,200	1,273,598
DIVERSIFIED FINANCIAL SERVICES — 0.3%
Arch Western Finance LLC, 6.75%, 7/1/13(1)	255,000	259,144
Bank of America Corp., 6.50%, 8/1/16(1)	500,000	563,165
Citigroup, Inc., 6.01%, 1/15/15(1)	650,000	715,478
		1,537,787
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
AT&T, Inc., 6.70%, 11/15/13(1)	180,000	208,582
AT&T, Inc., 6.55%, 2/15/39(1)	420,000	490,013

12

Inflation Protection Bond

Principal Amount	Value
British Telecommunications plc, 5.95%, 1/15/18(1)	$250,000	$279,097
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(1)	160,000	218,174
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(1)	600,000	735,770
Frontier Communications Corp., 8.50%, 4/15/20(1)	650,000	720,687
Telecom Italia Capital SA, 6.18%, 6/18/14(1)	550,000	607,182
Telefonica Emisiones SAU, 5.88%, 7/15/19(1)	340,000	389,699
Verizon Communications, Inc., 6.10%, 4/15/18(1)	600,000	714,517
Windstream Corp., 7.875%, 11/1/17(1)	830,000	869,425
		5,233,146
ELECTRIC UTILITIES — 0.1%
Exelon Generation Co. LLC, 4.00%, 10/1/20(1)	290,000	290,853
FirstEnergy Solutions Corp., 6.05%, 8/15/21(1)	420,000	449,526
Niagara Mohawk Power Corp., 4.88%, 8/15/19(3)	160,000	176,139
		916,518
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16(1)	470,000	517,588
FOOD & STAPLES RETAILING — 0.1%
CVS Caremark Corp., 6.60%, 3/15/19(1)	250,000	303,884
Wal-Mart Stores, Inc., 2.875%, 4/1/15(1)	280,000	296,780
		600,664
FOOD PRODUCTS — 0.2%
Kraft Foods, Inc., 5.375%, 2/10/20(1)	750,000	839,348
Kraft Foods, Inc., 6.50%, 2/9/40(1)	325,000	381,886
Mead Johnson Nutrition Co., 5.90%, 11/1/39(1)	170,000	192,317
		1,413,551
HEALTH CARE EQUIPMENT & SUPPLIES(2)
Boston Scientific Corp., 4.50%, 1/15/15(1)	330,000	338,041
HEALTH CARE PROVIDERS & SERVICES — 0.3%
HCA, Inc., 7.875%, 2/15/20(1)	600,000	659,250
HCA, Inc., 7.69%, 6/15/25(1)	100,000	94,000
Medco Health Solutions, Inc., 6.125%, 3/15/13(1)	712,000	787,828
		1,541,078
HOTELS, RESTAURANTS & LEISURE — 0.1%
Wyndham Worldwide Corp., 6.00%, 12/1/16(1)	190,000	198,551
Wyndham Worldwide Corp., 5.75%, 2/1/18(1)	190,000	190,884
		389,435
INDUSTRIAL CONGLOMERATES(2)
General Electric Co., 5.25%, 12/6/17(1)	200,000	225,440
INSURANCE — 0.3%
Allstate Corp. (The), 7.45%, 5/16/19	300,000	375,429
Lincoln National Corp., 6.25%, 2/15/20(1)	120,000	134,488
MetLife, Inc., 6.75%, 6/1/16(1)	500,000	597,883
Prudential Financial, Inc., 7.375%, 6/15/19(1)	400,000	488,072
		1,595,872
MACHINERY(2)
Deere & Co., 5.375%, 10/16/29(1)	250,000	278,959
MEDIA — 1.3%
CBS Corp., 5.75%, 4/15/20(1)	500,000	556,387
Comcast Corp., 5.90%, 3/15/16(1)	250,000	289,221
DirecTV Holdings LLC, 3.55%, 3/15/15(1)	400,000	415,763
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(1)	500,000	546,733
Gannett Co., Inc., 9.375%, 11/15/17(1)(3)	300,000	329,250
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(1)	730,000	855,925
Lamar Media Corp., 9.75%, 4/1/14(1)	170,000	195,500
NBC Universal, Inc., 4.375%, 4/1/21(3)(4)	560,000	568,009
News America, Inc., 6.90%, 8/15/39(1)	310,000	366,565
Omnicom Group, Inc., 5.90%, 4/15/16(1)	450,000	519,754

13

Inflation Protection Bond

Principal Amount	Value
Time Warner Cable, Inc., 5.40%, 7/2/12(1)	$500,000	$535,872
Time Warner Cable, Inc., 8.25%, 2/14/14(1)	120,000	143,352
Time Warner Cable, Inc., 6.75%, 7/1/18(1)	600,000	716,602
Viacom, Inc., 6.25%, 4/30/16(1)	600,000	704,864
Virgin Media Finance plc, 9.50%, 8/15/16(1)	200,000	227,000
Virgin Media Secured Finance plc, 6.50%, 1/15/18(1)	400,000	424,000
WMG Acquisition Corp., 9.50%, 6/15/16	140,000	150,500
		7,545,297
METALS & MINING — 0.5%
Anglo American Capital plc, 9.375%, 4/8/19(1)(3)	300,000	405,127
Anglo American Capital plc, 4.45%, 9/27/20(1)(3)	100,000	102,644
ArcelorMittal, 9.85%, 6/1/19(1)	530,000	682,183
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(1)	350,000	391,182
Newmont Mining Corp., 6.25%, 10/1/39(1)	300,000	345,155
Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(1)	450,000	501,920
Teck Resources Ltd., 10.75%, 5/15/19(1)	184,000	232,057
		2,660,268
MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(1)	370,000	395,900
MULTI-UTILITIES — 0.3%
CMS Energy Corp., 4.25%, 9/30/15	160,000	162,231
CMS Energy Corp., 8.75%, 6/15/19(1)	410,000	491,536
Dominion Resources, Inc., 6.40%, 6/15/18(1)	420,000	512,795
Pacific Gas & Electric Co., 6.25%, 12/1/13(1)	180,000	205,592
Pacific Gas & Electric Co., 5.80%, 3/1/37(1)	280,000	311,962
PG&E Corp., 5.75%, 4/1/14(1)	70,000	78,791
Sempra Energy, 6.50%, 6/1/16(1)	130,000	155,781
		1,918,688
OFFICE ELECTRONICS — 0.1%
Xerox Corp., 5.625%, 12/15/19(1)	500,000	560,574
OIL, GAS & CONSUMABLE FUELS — 1.0%
Arch Coal, Inc., 7.25%, 10/1/20(1)	250,000	265,312
Chesapeake Energy Corp., 7.625%, 7/15/13(1)	310,000	339,450
Enterprise Products Operating LLC, 4.60%, 8/1/12(1)	640,000	674,266
Enterprise Products Operating LLC, 6.30%, 9/15/17(1)	450,000	519,786
Kinder Morgan Energy Partners LP, 6.75%, 3/15/11(1)	450,000	461,405
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(1)	610,000	658,665
Magellan Midstream Partners LP, 6.55%, 7/15/19(1)	270,000	323,065
Motiva Enterprises LLC, 5.75%, 1/15/20(1)(3)	340,000	389,583
Peabody Energy Corp., 6.50%, 9/15/20(1)	300,000	324,375
Petroleos Mexicanos, 6.00%, 3/5/20(1)(3)	250,000	277,500
SandRidge Energy, Inc., 8.75%, 1/15/20(1)(3)	250,000	248,750
Shell International Finance BV, 4.30%, 9/22/19(1)	390,000	428,493
Talisman Energy, Inc., 7.75%, 6/1/19(1)	200,000	255,683
Williams Partners LP, 5.25%, 3/15/20(1)	180,000	196,012
XTO Energy, Inc., 6.50%, 12/15/18(1)	200,000	255,102
		5,617,447
PAPER & FOREST PRODUCTS — 0.2%
Georgia-Pacific LLC, 8.875%, 5/15/31(1)	300,000	343,500
International Paper Co., 9.375%, 5/15/19(1)	370,000	480,749
International Paper Co., 7.30%, 11/15/39(1)	300,000	336,928
		1,161,177

14

Inflation Protection Bond

Principal Amount	Value
PHARMACEUTICALS — 0.3%
Pfizer, Inc., 6.20%, 3/15/19(1)	$420,000	$518,007
Roche Holdings, Inc., 6.00%, 3/1/19(1)(3)	370,000	449,004
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(1)	500,000	545,400
		1,512,411
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Digital Realty Trust LP, 5.875%, 2/1/20(1)(3)	350,000	372,764
ProLogis, 7.375%, 10/30/19(1)	160,000	161,733
Simon Property Group LP, 5.75%, 12/1/15(1)	400,000	456,215
		990,712
ROAD & RAIL — 0.1%
CSX Corp., 7.375%, 2/1/19(1)	340,000	427,525
SPECIALTY RETAIL — 0.1%
Ltd. Brands, Inc., 6.90%, 7/15/17(1)	430,000	457,950
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
America Movil SAB de CV, 5.00%, 3/30/20(1)	170,000	184,173
American Tower Corp., 4.625%, 4/1/15(1)	600,000	640,791
SBA Telecommunications, Inc., 8.25%, 8/15/19(1)	300,000	331,500
		1,156,464
TOTAL CORPORATE BONDS (Cost $49,232,555)		53,768,737

Sovereign Governments & Agencies — 2.6%
ITALY — 2.5%
Republic of Italy, 3.125%, 1/26/15(1)		510,000	520,312
Republic of Italy, 2.35%, 9/15/19	EUR	9,702,022	13,547,416
			14,067,728
NORWAY — 0.1%
Government of Norway, 6.00%, 5/16/11	NOK	4,170,000	724,187
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $14,308,262)			14,791,915

Collateralized Mortgage Obligations(5) — 2.1%
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	969,817	980,728
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A3, VRN, 3.28%, 10/1/10(1)	939,611	791,442
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.20%, 10/1/10(1)	943,346	852,057
Chase Mortgage Finance Corp., Series 2005 A1, Class 2A2 SEQ, VRN, 5.18%, 10/1/10(1)	497,267	473,923
Chase Mortgage Finance Corp., Series 2006 S4, Class A3, 6.00%, 12/25/36(1)	865,394	811,544
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003 J13, Class 1A1 SEQ, 5.25%, 1/25/34(1)	664,916	677,361
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-22, Class A3, VRN, 3.47%, 10/1/10(1)	950,327	823,131
J.P. Morgan Mortgage Trust, Series 2004 S2, Class 1A3 SEQ, 4.75%, 11/25/19	860,113	873,221
J.P. Morgan Mortgage Trust, Series 2005 A6, Class 7A1, VRN, 3.11%, 10/1/10(1)	753,894	653,520
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	817,343	853,144
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	998,245	967,451
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR19, Class A1, VRN, 5.49%, 10/1/10(1)	1,148,289	1,053,725
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.21%, 10/1/10	1,067,299	1,108,536

15

Inflation Protection Bond

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/37	$1,289,834	$1,316,392
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,930,748)		12,236,175
Commercial Mortgage-Backed Securities(5) — 1.5%
Credit Suisse Mortgage Capital Certificates, Series 2007 TF2A, Class A1, VRN, 0.44%, 10/15/10, resets monthly off the 1-month LIBOR plus 0.18% with no caps(1)(3)	466,233	411,775
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 10/1/10(1)	400,000	426,902
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A4 SEQ, 4.96%, 8/10/38(1)	1,400,000	1,465,817
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 10/1/10(1)	1,200,000	1,310,014
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.75%, 7/10/39(1)	834,000	877,038
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(1)	690,353	691,445
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2007 LLFA, Class A1, VRN, 0.56%, 10/15/10, resets monthly off the 1-month LIBOR plus 0.30% with no caps(1)(3)	371,972	350,956
Wachovia Bank Commercial Mortgage Trust, Series 2003 C6, Class A3, VRN, 4.96%, 10/1/10(1)	674,524	681,430
Wachovia Bank Commercial Mortgage Trust, Series 2006 C23, Class A4, VRN, 5.42%, 10/1/10(1)	2,000,000	2,161,699
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,243,828)		8,377,076

	Principal Amount/ Shares	Value
Asset-Backed Securities(5) — 0.6%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	1,366,702	1,405,340
Entergy Texas Restoration Funding LLC, Series 2009 A, Class A1 SEQ, 2.12%, 2/1/16(1)	1,860,453	1,914,335
Public Service New Hampshire Funding LLC, Series 2001-1, Class A3 SEQ, 6.48%, 5/1/15(1)	225,473	243,305
TOTAL ASSET-BACKED SECURITIES (Cost $3,458,885)		3,562,980
Commercial Paper(6) — 0.1%
Charta LLC, 0.19%, 10/1/10(3) (Cost $400,000)	400,000	399,998
Municipal Securities(2)
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(1) (Cost $199,726)	200,000	216,726
Temporary Cash Investments(2)
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares(Cost $19,589)	19,589	19,589
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $541,977,658)		577,185,447
OTHER ASSETS AND LIABILITIES — 0.1%		537,722
TOTAL NET ASSETS — 100.0%		$577,723,169

16

Inflation Protection Bond

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
10,029,368	EUR for USD	Barclays Bank plc	10/29/10	$13,670,028	$(421,835)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
171	U.S. Long Bond	December 2010	$22,865,906	$151,376
75	U.S. Treasury 10-Year Notes	December 2010	9,453,516	195,534
			$32,319,422	$346,910

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
566	U.S. Treasury 2-Year Notes	December 2010	$124,228,156	$(264,062)

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — SELL PROTECTION
$870,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Barclays Bank plc upon each default event of one of the issues of CDX North America High Yield 11 Index, par value of the proportional notional amount. Expires December 2013.*	$(124,495)	$28,920
TOTAL RETURN
800,000	Pay a fixed rate equal to 1.13 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires January 2012.	—	(29,348)
12,000,000	Pay a fixed rate equal to 0.12 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires January 2015.	—	(564,622)
1,000,000	Pay a fixed rate equal to 1.31 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires April 2017.	—	(93,845)
5,000,000	Pay a fixed rate equal to 1.31 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires April 2018.	—	(526,372)
1,800,000	Pay a fixed rate equal to 0.25 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires March 2019.	—	(86,429)

17

Inflation Protection Bond

Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
$18,000,000	Pay a fixed rate equal to 0.30 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires December 2019.	—	$(1,068,074)
2,200,000	Pay a fixed rate equal to 0.30 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires February 2020.	—	(124,013)
5,000,000	Pay a fixed rate equal to 0.30 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires March 2020.	—	(265,679)
1,000,000	Pay a fixed rate equal to 0.30 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires March 2020.	—	(54,604)
1,900,000	Pay a fixed rate equal to 1.77 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires December 2027.	—	(208,534)
6,700,000	Pay a fixed rate equal to 0.81 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires February 2030.	—	(710,574)
		—	(3,732,094)
		$(124,495)	$(3,703,174)

* The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

18

Inflation Protection Bond

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

CPI = Consumer Price Index

ETF = Exchange Traded Fund

EUR = Euro

LB-UBS = Lehman Brothers, Inc. — UBS AG

LIBOR = London Interbank Offered Rate

NOK = Norwegian Krone

NSA = Not Seasonally Adjusted

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $161,718,000.

(2)	Category is less than 0.05% of total net assets.

(3)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $5,633,872, which represented 1.0% of total net assets.

(4)	When-issued security.

(5)	Final maturity indicated, unless otherwise noted.

(6)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

19

 Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $541,977,658)	$577,185,447
Foreign currency holdings, at value (cost of $1,479,101)	1,501,670
Receivable for capital shares sold	1,222,254
Receivable for variation margin on futures contracts	10,687
Swap agreements, at value (including premiums paid (received) of $(124,495))	28,920
Interest receivable	3,450,591
583,399,569

Liabilities
Payable for investments purchased	559,860
Payable for capital shares redeemed	552,033
Payable for variation margin on futures contracts	43,578
Payable for forward foreign currency exchange contracts	421,835
Accrued management fees	211,877
Service fees (and distribution fees – A Class and R Class) payable	74,625
Distribution fees payable	80,498
Swap agreements, at value	3,732,094
5,676,400

Net Assets	$577,723,169

Net Assets Consist of:
Capital paid in	$538,718,947
Undistributed net investment income	5,232,813
Undistributed net realized gain on investment and foreign currency transactions	2,457,509
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	31,313,900
$577,723,169

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$141,597,594	13,034,600	$10.86
Institutional Class	$85,958,086	7,872,808	$10.92
A Class	$201,084,805	18,627,332	$10.80	*
B Class	$6,891,991	643,790	$10.71
C Class	$125,455,260	11,713,937	$10.71
R Class	$16,735,433	1,516,060	$11.04

* Maximum offering price $11.31 (net asset value divided by 0.950)

See Notes to Financial Statements.

20

 Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$7,408,397

Expenses:
Management fees	1,450,135
Distribution fees:
B Class	26,234
C Class	443,364
Service fees:
B Class	8,745
C Class	147,788
Distribution and service fees:
A Class	262,328
R Class	33,977
Trustees’ fees and expenses	7,868
Other expenses	33,794
2,414,233
Fees waived	(245,421)
2,168,812

Net investment income (loss)	5,239,585

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,600,940
Futures contract transactions	945,574
Swap agreement transactions	(409,211)
Foreign currency transactions	(135,082)
4,002,221

Change in net unrealized appreciation (depreciation) on:
Investments	24,890,940
Futures contracts	93,880
Swap agreements	(2,562,955)
Translation of assets and liabilities in foreign currencies	(396,728)
22,025,137

Net realized and unrealized gain (loss)	26,027,358

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,266,943

See Notes to Financial Statements.

21

 Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$5,239,585	$10,216,053
Net realized gain (loss)	4,002,221	2,391,758
Change in net unrealized appreciation (depreciation)	22,025,137	6,451,193
Net increase (decrease) in net assets resulting from operations	31,266,943	19,059,004

Distributions to Shareholders
From net investment income:
Investor Class	(1,293,835)	(1,286,467)
Institutional Class	(291,190)	(253,684)
A Class	(2,101,578)	(2,726,427)
B Class	(57,364)	(41,683)
C Class	(944,305)	(545,422)
R Class	(119,811)	(67,548)
Decrease in net assets from distributions	(4,808,083)	(4,921,231)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	74,427,471	269,724,588

Net increase (decrease) in net assets	100,886,331	283,862,361

Net Assets
Beginning of period	476,836,838	192,974,477
End of period	$577,723,169	$476,836,838

Undistributed net investment income	$5,232,813	$4,801,311

See Notes to Financial Statements.

22

 Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek total return and protection against U.S. inflation. The fund invests primarily in inflation-linked debt securities. These securities include inflation-linked securities issued by the U.S. Treasury, by U.S. government agencies and instrumentalities, and by entities other than the U.S. Treasury or U.S. government agencies and instrumentalities. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

23

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2625% to 0.3800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. From April 1, 2010 through July 31, 2010, the investment advisor voluntarily agreed to waive 0.096% of its management fee. Effective August 1, 2010, the investment advisor voluntarily agreed to waive 0.091% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2011 and cannot terminate it without consulting the Board of Trustees. The total amount of the waiver for each class for the six months ended September 30, 2010 was $59,944, $21,001, $99,056, $3,300, $55,728, and $6,392 for the Investor Class, Institutional Class, A Class, B Class, C Class, and R Class, respectively. The effective annual management fee before waiver for each class for the six months ended September 30, 2010, was 0.57% for the Investor Class, A Class, B Class, C Class and R Class and 0.37% for the Institutional Class. The effective annual management fee after waiver for each class for the six months ended September 30, 2010 was 0.48% for the Investor Class, A Class, B Class, C Class and R Class and 0.28% for the Institutional Class.

24

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended September 30, 2010 totaled $190,603,570, of which $160,164,173 represented U.S. Treasury and Government Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, totaled $111,329,179, of which $103,262,312 represented U.S. Treasury and Government Agency obligations.

25

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended September 30, 2010		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,813,793	$40,280,625	8,941,587	$91,384,437
Issued in reinvestment of distributions	101,459	1,060,249	100,772	1,037,954
Redeemed	(1,661,637)	(17,572,392)	(2,225,617)	(22,663,226)
	2,253,615	23,768,482	6,816,742	69,759,165
Institutional Class
Sold	6,192,397	65,832,655	2,120,078	21,865,342
Issued in reinvestment of distributions	21,436	224,863	18,167	187,842
Redeemed	(523,489)	(5,587,551)	(209,402)	(2,160,081)
	5,690,344	60,469,967	1,928,843	19,893,103
A Class
Sold	2,899,361	30,512,524	14,820,744	148,901,655
Issued in reinvestment of distributions	176,164	1,830,347	222,453	2,280,143
Redeemed	(5,500,365)	(57,844,803)	(5,413,413)	(54,817,778)
	(2,424,840)	(25,501,932)	9,629,784	96,364,020
B Class
Sold	13,713	142,265	304,506	3,012,694
Issued in reinvestment of distributions	3,402	35,143	2,296	23,417
Redeemed	(62,513)	(653,397)	(102,959)	(1,033,519)
	(45,398)	(475,989)	203,843	2,002,592
C Class
Sold	2,185,175	22,822,857	8,462,726	84,580,266
Issued in reinvestment of distributions	61,775	638,133	33,460	341,622
Redeemed	(1,321,518)	(13,804,914)	(1,146,765)	(11,557,923)
	925,432	9,656,076	7,349,421	73,363,965
R Class
Sold	755,206	8,114,044	927,050	9,627,504
Issued in reinvestment of distributions	11,271	119,811	6,439	67,548
Redeemed	(159,301)	(1,722,988)	(130,475)	(1,353,309)
	607,176	6,510,867	803,014	8,341,743
Net increase (decrease)	7,006,329	$74,427,471	26,731,647	$269,724,588

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

26

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$483,812,251	—
Corporate Bonds	$1,273,598	52,495,139	—
Sovereign Governments & Agencies	—	14,791,915	—
Collateralized Mortgage Obligations	—	12,236,175	—
Commercial Mortgage-Backed Securities	—	8,377,076	—
Asset-Backed Securities	—	3,562,980	—
Commercial Paper	—	399,998	—
Municipal Securities	—	216,726	—
Temporary Cash Investments	19,589	—	—
Total Value of Investment Securities	$1,293,187	$575,892,260	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(421,835)	—
Futures Contracts	$82,848	—	—
Swap Agreements	—	(3,578,679)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$82,848	$(4,000,514)	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

27

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund began investing in foreign currency risk derivatives in August 2010. The foreign currency risk derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since August 2010.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

28

Value of Derivative Instruments as of September 30, 2010
	Asset Derivatives		Liability Derivatives
Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$28,920	Swap agreements	—
Foreign Currency Risk	Receivable for forward foreign currency exchange contracts	—	Payable for forward foreign currency exchange contracts	$421,835
Interest Rate Risk	Receivable for variation margin on futures contracts	10,687	Payable for variation margin on futures contracts	43,578
Other Contracts	Swap agreements	—	Swap agreements	3,732,094
		$39,607		$4,197,507

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Derivative	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	$(3,062)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	—	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(421,835)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$945,574	Change in net unrealized appreciation (depreciation) on futures contracts	93,880
Other Contracts	Net realized gain (loss) on swap agreement transactions	(409,211)	Change in net unrealized appreciation (depreciation) on swap agreements	(2,559,893)
		$536,363		$(2,890,910)

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2010, the fund did not utilize the program.

29

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$541,977,658
Gross tax appreciation of investments	$35,334,483
Gross tax depreciation of investments	(126,694)
Net tax appreciation (depreciation) of investments	$35,207,789

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

30

 Financial Highlights
Inflation Protection Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010		2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.33		$9.86		$10.48	$9.57	$9.47	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.13	(3)	0.34	(3)	0.07 (3)	0.49 (3)	0.33 (3)	0.33
Net Realized and Unrealized Gain (Loss)	0.51		0.29		(0.29)	0.88	0.08	(0.53)
Total From Investment Operations	0.64		0.63		(0.22)	1.37	0.41	(0.20)
Distributions
From Net Investment Income	(0.11)		(0.16)		(0.30)	(0.46)	(0.31)	(0.33)
From Net Realized Gains	—		—		(0.01)	—	—	—
From Return of Capital	—		—		(0.09)	—	— (4)	—
Total Distributions	(0.11)		(0.16)		(0.40)	(0.46)	(0.31)	(0.33)
Net Asset Value, End of Period	$10.86		$10.33		$9.86	$10.48	$9.57	$9.47

Total Return(5)	6.25%		6.42%		(2.13)%	14.87%	4.46%	(2.09)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49	%(6)(7)	0.51	%(6)	0.59%	0.59%	0.59%	0.59	%(7)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.58	%(7)	0.58%		0.59%	0.59%	0.59%	0.59	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.35	%(6)(7)	3.39	%(6)	0.97%	4.95%	3.26%	3.97	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.26	%(7)	3.32%		0.97%	4.95%	3.26%	3.97	%(7)
Portfolio Turnover Rate	22%		24%		37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$141,598		$111,327		$39,101	$21,968	$596	$375

(1)	Six months ended September 30, 2010 (unaudited).

(2)	May 31, 2005 (fund inception) through March 31, 2006.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(6)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

(7)	Annualized.

See Notes to Financial Statements.

31

Inflation Protection Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010		2009		2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.37		$9.90		$10.51		$9.57	$9.47	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.11	(3)	0.34	(3)	(0.20	)(3)	0.49 (3)	0.35 (3)	0.34
Net Realized and Unrealized Gain (Loss)	0.56		0.31		—	(4)	0.93	0.11	(0.53)
Total From Investment Operations	0.67		0.65		(0.20)		1.42	0.46	(0.19)
Distributions
From Net Investment Income	(0.12)		(0.18)		(0.31)		(0.48)	(0.36)	(0.34)
From Net Realized Gains	—		—		(0.01)		—	—	—
From Return of Capital	—		—		(0.09)		—	—	—
Total Distributions	(0.12)		(0.18)		(0.41)		(0.48)	(0.36)	(0.34)
Net Asset Value, End of Period	$10.92		$10.37		$9.90		$10.51	$9.57	$9.47

Total Return(5)	6.47%		6.61%		(1.93)%		15.43%	4.81%	(1.97)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.29	%(6)(7)	0.30	%(6)	0.39%		0.39%	0.39%	0.39	%(7)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.38	%(7)	0.38%		0.39%		0.39%	0.39%	0.39	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.55	%(6)(7)	3.60	%(6)	1.17%		5.15%	3.46%	4.17	%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.46	%(7)	3.52%		1.17%		5.15%	3.46%	4.17	%(7)
Portfolio Turnover Rate	22%		24%		37%		31%	52%	51%
Net Assets, End of Period (in thousands)	$85,958		$22,633		$2,512		$460	$43	$38

(1)	Six months ended September 30, 2010 (unaudited).

(2)	May 31, 2005 (fund inception) through March 31, 2006.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(6)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

(7)	Annualized.

See Notes to Financial Statements.

32

Inflation Protection Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010		2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.27		$9.81		$10.43	$9.52	$9.45	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.12	(3)	0.33	(3)	0.08 (3)	0.46 (3)	0.28 (3)	0.33
Net Realized and Unrealized Gain (Loss)	0.51		0.27		(0.31)	0.89	0.11	(0.55)
Total From Investment Operations	0.63		0.60		(0.23)	1.35	0.39	(0.22)
Distributions
From Net Investment Income	(0.10)		(0.14)		(0.29)	(0.44)	(0.30)	(0.33)
From Net Realized Gains	—		—		(0.01)	—	—	—
From Return of Capital	—		—		(0.09)	—	(0.02)	—
Total Distributions	(0.10)		(0.14)		(0.39)	(0.44)	(0.32)	(0.33)
Net Asset Value, End of Period	$10.80		$10.27		$9.81	$10.43	$9.52	$9.45

Total Return(4)	6.22%		6.08%		(2.27)%	14.66%	4.25%	(2.35)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.74	%(5)(6)	0.76	%(5)	0.84%	0.84%	0.84%	0.84	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.83	%(6)	0.83%		0.84%	0.84%	0.84%	0.84	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.10	%(5)(6)	3.14	%(5)	0.72%	4.70%	3.01%	3.72	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.01	%(6)	3.07%		0.72%	4.70%	3.01%	3.72	%(6)
Portfolio Turnover Rate	22%		24%		37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$201,085		$216,174		$112,039	$72,397	$12,402	$8,164

(1)	Six months ended September 30, 2010 (unaudited).

(2)	May 31, 2005 (fund inception) through March 31, 2006.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6)	Annualized.

See Notes to Financial Statements.

33

Inflation Protection Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010		2009		2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.20		$9.75		$10.41		$9.50	$9.45	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.07	(3)	0.25	(3)	(0.04	)(3)	0.41 (3)	0.21 (3)	0.27
Net Realized and Unrealized Gain (Loss)	0.52		0.26		(0.27)		0.86	0.11	(0.55)
Total From Investment Operations	0.59		0.51		(0.31)		1.27	0.32	(0.28)
Distributions
From Net Investment Income	(0.08)		(0.06)		(0.26)		(0.36)	(0.23)	(0.27)
From Net Realized Gains	—		—		(0.01)		—	—	—
From Return of Capital	—		—		(0.08)		—	(0.04)	—
Total Distributions	(0.08)		(0.06)		(0.35)		(0.36)	(0.27)	(0.27)
Net Asset Value, End of Period	$10.71		$10.20		$9.75		$10.41	$9.50	$9.45

Total Return(4)	5.86%		5.21%		(3.04)%		13.86%	3.41%	(2.87)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.49	%(5)(6)	1.51	%(5)	1.59%		1.59%	1.59%	1.59	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.58	%(6)	1.58%		1.59%		1.59%	1.59%	1.59	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.35	%(5)(6)	2.39	%(5)	(0.03)%		3.95%	2.26%	2.97	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.26	%(6)	2.32%		(0.03)%		3.95%	2.26%	2.97	%(6)
Portfolio Turnover Rate	22%		24%		37%		31%	52%	51%
Net Assets, End of Period (in thousands)	$6,892		$7,032		$4,731		$2,826	$1,132	$830

(1)	Six months ended September 30, 2010 (unaudited).

(2)	May 31, 2005 (fund inception) through March 31, 2006.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6)	Annualized.

See Notes to Financial Statements.

34

Inflation Protection Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010		2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.21		$9.75		$10.41	$9.49	$9.44	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.07	(3)	0.23	(3)	0.02 (3)	0.41 (3)	0.21 (3)	0.27
Net Realized and Unrealized Gain (Loss)	0.51		0.29		(0.33)	0.87	0.12	(0.56)
Total From Investment Operations	0.58		0.52		(0.31)	1.28	0.33	(0.29)
Distributions
From Net Investment Income	(0.08)		(0.06)		(0.26)	(0.36)	(0.23)	(0.27)
From Net Realized Gains	—		—		(0.01)	—	—	—
From Return of Capital	—		—		(0.08)	—	(0.05)	—
Total Distributions	(0.08)		(0.06)		(0.35)	(0.36)	(0.28)	(0.27)
Net Asset Value, End of Period	$10.71		$10.21		$9.75	$10.41	$9.49	$9.44

Total Return(4)	5.76%		5.32%		(3.04)%	13.98%	3.54%	(2.95)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.49	%(5)(6)	1.51	%(5)	1.59%	1.59%	1.59%	1.59	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.58	%(6)	1.58%		1.59%	1.59%	1.59%	1.59	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.35	%(5)(6)	2.39	%(5)	(0.03)%	3.95%	2.26%	2.97	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.26	%(6)	2.32%		(0.03)%	3.95%	2.26%	2.97	%(6)
Portfolio Turnover Rate	22%		24%		37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$125,455		$110,123		$33,530	$20,978	$6,682	$5,215

(1)	Six months ended September 30, 2010 (unaudited).

(2)	May 31, 2005 (fund inception) through March 31, 2006.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6)	Annualized.

See Notes to Financial Statements.

35

Inflation Protection Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010		2009		2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.51		$10.03		$10.68		$9.74	$9.46	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.10	(3)	0.27	(3)	(0.01	)(3)	0.46 (3)	0.15 (3)	0.30
Net Realized and Unrealized Gain (Loss)	0.53		0.32		(0.26)		0.90	0.23	(0.54)
Total From Investment Operations	0.63		0.59		(0.27)		1.36	0.38	(0.24)
Distributions
From Net Investment Income	(0.10)		(0.11)		(0.28)		(0.42)	(0.10)	(0.30)
From Net Realized Gains	—		—		(0.01)		—	—	—
From Return of Capital	—		—		(0.09)		—	—	—
Total Distributions	(0.10)		(0.11)		(0.38)		(0.42)	(0.10)	(0.30)
Net Asset Value, End of Period	$11.04		$10.51		$10.03		$10.68	$9.74	$9.46

Total Return(4)	6.01%		5.89%		(2.62)%		14.47%	4.03%	(2.48)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.99	%(5)(6)	1.00	%(5)	1.09%		1.09%	1.09%	1.09	%(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.08	%(6)	1.08%		1.09%		1.09%	1.09%	1.09	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.85	%(5)(6)	2.90	%(5)	0.47%		4.45%	2.76%	3.47	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.76	%(6)	2.82%		0.47%		4.45%	2.76%	3.47	%(6)
Portfolio Turnover Rate	22%		24%		37%		31%	52%	51%
Net Assets, End of Period (in thousands)	$16,735		$9,548		$1,062		$299	$123	$26

(1)	Six months ended September 30, 2010 (unaudited).

(2)	May 31, 2005 (fund inception) through March 31, 2006.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6)	Annualized.

See Notes to Financial Statements.

36

 Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	192,944,072
	Against:	10,763,851
	Abstain:	10,828,733
	Broker Non-Vote:	67,181,874

Institutional Class	For:	12,585,491
	Against:	175,353
	Abstain:	81,867
	Broker Non-Vote:	6,150,846

37

 Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board also considered information received in connection with its ongoing oversight and quarterly evaluation, directly and through the committees of the Board, of the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

38

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board members may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

39

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify within or among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

40

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

41

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders. In addition, the Directors negotiated a renewal of the one-year waiver by the advisor of a portion of the management fee for Inflation Protection Bond that was in place during the previous year. This change was proposed by the Directors based on their review of the percentile rank of the fund’s fees within the fund’s peer universe and the fact that the Directors seek, as a general rule, to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds.

42

 Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

 Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate Bond Index (investment-grade) consists of publicly issued U.S. corporate and specified foreign debentures that are SEC-registered and meet specific maturity, liquidity, and quality requirements.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded.

The Barclays Capital U.S. MBS Index (mortgage-backed securities) is a component of the U.S. Aggregate Bond Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Bond Index (a subset of the U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes Treasury Bills.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities issued by the U.S. Treasury with a remaining maturity of one year or more.

The S&P Goldman Sachs Commodities Index is a composite index of commodity sector returns representing and unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment. The combination of these attributes provides investors with a representative and realistic picture of realizable returns attainable in the commodities markets.

44

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69833

Semiannual Report
September 30, 2010

American Century Investments®

NT Diversified Bond Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

NT Diversified Bond

Performance	4
Portfolio Commentary	5
Portfolio at a Glance	7
Yields	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	27
Statement of Operations	28
Statement of Changes in Net Assets	29
Notes to Financial Statements	30
Financial Highlights	36

Other Information

Proxy Voting Results	37
Approval of Management Agreement	38
Additional Information	43
Index Definitions	44

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

 President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

 Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic, Investor Uncertainty

Bonds produced solid returns during the six months ended September 30, 2010 (see the accompanying table). Economic growth and financial market performance were uneven, fueling investor uncertainty, which helped demand for bonds. On the one hand, the economy managed positive growth so far in 2010. On the other hand, the housing market and consumer debt levels remained concerns, while the unemployment rate ended September at 9.6%. The Federal Reserve (the Fed) talked about the growing risk of deflation, and investors began to anticipate another round of quantitative easing (government bond purchases by the Fed to further expand the money supply). To help keep borrowing costs low and stimulate growth, the Fed kept its short-term interest rate target (a key determinant of money market yields) near zero.

Paltry interest rates encouraged investors to reach for more yield, helping longer-dated, higher-yielding securities do best. In the Treasury market, this meant the 30-year bond was by far the best-performing maturity segment. Corporate bonds also benefited from demand by yield-hungry investors; however, worries about the economy and potential fallout from the sovereign debt crisis meant higher-quality investment-grade debt was favored over high-yield bonds.

Government agency mortgage-backed securities (MBS) had modest, positive returns, but lagged other segments of the taxable bond market. In part this was because the Fed ended its active support for this market in March 2010. In addition, MBS yields were at historically low levels relative to Treasuries, meaning they offered little incentive for investors to take on the additional risks these securities entail.

Cash returns were essentially flat for the six months, reflecting the Fed’s policy of extremely low rates. Finally, Treasury inflation-linked securities had positive returns but lagged nominal Treasuries in this low-inflation environment.

Yield Curve Fell, Flattened

With the Fed openly debating the possibility of deflation and investors buying longer-term Treasuries, the Treasury yield curve shifted lower and flattened during the six months. The two-year Treasury note yield fell from 1.02% to 0.43%, and its 30-year counterpart (most sensitive to inflation/deflation concerns) fell from 4.71% to 3.69%.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2010*
Barclays Capital U.S. Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
Three-Month Bill	0.09%	Corporate (investment-grade)	8.29%
Two-Year Note	1.79%	Treasury	7.54%
10-Year Note	13.25%	Corporate High-Yield	6.60%
30-Year Bond	20.70%	TIPS (inflation-linked)	6.40%
* Total returns for periods less than one year are not annualized.		Aggregate	6.05%
		MBS (mortgage-backed)	3.52%

3

 Performance
NT Diversified Bond

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	Since Inception	Inception Date
Institutional Class	ACLDX	6.13%	8.21%(2)	7.71%	5/12/06
Barclays Capital U.S. Aggregate Bond Index	—	6.05%	8.16%	7.11%(3)	—

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

(3)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

(4)	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

(5)	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Institutional Class 0.41%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

 Portfolio Commentary
NT Diversified Bond

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

NT Diversified Bond returned 6.13%* for the six months ended September 30, 2010. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 6.05%. See page 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

NT Diversified Bond’s absolute returns reflected the solid performance of investment-grade bonds in the last six months. Relative to the benchmark, the portfolio benefited from a number of security and sector selection decisions, in addition to a modest contribution to results from a yield curve flattener trade.

Sector Allocation Key

Sector allocation made a key contribution to the portfolio’s performance relative to the benchmark. Specifically, it was beneficial to hold an overweight position in investment-grade corporate securities, which comprised the best-performing segment of the taxable bond market. Because of concern about the economy, the portfolio managers favored bonds issued by companies with healthy and improving balance sheets in stable, non-cyclical industries that they believe can do well or improve profitability through innovation or cost cuts, rather than requiring top-line economic growth.

Performance within the corporate allocation could have been even better, however, because select economically sensitive issues did well, while some of the portfolio’s overweight positions lagged slightly. In addition, NT Diversified Bond held a small allocation (around 5% of assets) to high-yield corporate bonds. High-yield securities trailed investment-grade corporate securities in the six months; nevertheless, high-yield bonds outperformed the broad Aggregate Bond Index, so this positioning helped results compared with the benchmark.

Elsewhere, it was also beneficial to hold an underweight position in sovereign debt. However, it detracted modestly from relative performance to hold an underweight position in Treasury debt.

Security Selection in Mortgage Component Helped

Within the mortgage component, we held an underweight position in traditional pass-through government agency mortgage-backed securities (MBS) in favor of higher-yielding commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). We avoided traditional MBS because their yields stood at historically low levels on an absolute basis and relative to the income payouts available on Treasury securities. At the same time, the prevailing low interest rate environment meant investors faced questions about the possibility of a wave of home loan refinancings in the short term, balanced against the likelihood of higher rates and MBS underperformance down the road should the economy eventually improve.

* Total returns for periods less than one year are not annualized.

5

NT Diversified Bond

Favoring CMBS and CMOs helped performance. Investors favored these “structured mortgage products,” which are less likely to experience sharp price volatility as a result of refinancing and the risk of rapidly changing interest rates.

Yield Curve Trade

In late 2009, when the slope of the Treasury yield curve approached record levels of steepness, we put in place a yield curve “flattening” trade. We implemented the trade using two- and 30-year Treasury futures (based on the expectation that the yield difference between two- and 30-year securities would narrow going forward). The trade was “duration neutral,” meaning we added no additional interest rate risk in taking the position. This trade was designed to benefit from either a greater rise in short-maturity yields than long-maturity (a “bear flattener”) or a greater decline in long-maturity yields than short-maturity (a “bull flattener”). In the last six months, we’ve seen mostly a bull flattener.

Outlook

“We have a cautious outlook for the economy and fixed-income markets,” said Portfolio Manager Bob Gahagan. “With respect to the economy, we believe the consumer faces a number of challenges in terms of jobs, housing, and the availability of credit. In addition, the money supply is contracting, leading to questions about the Federal Reserve’s ability to aid the economy further. Similarly, the effect of the government’s stimulus plan is waning, and it’s not clear there is any more help in the pipeline. And while an environment of slow growth and modest inflation is typically good for high-quality bonds, yields are already so low that it’s hard to see a sustained rally from here. Nevertheless, positive economic growth and cost cutting mean corporate profits and credit quality have improved.”

“Those conditions have important implications for fixed-income investors. With interest rates so low, many are reaching for yield by buying higher-yielding, longer-term or lower-rated securities. But we are mindful of the old investing axiom that more money has been lost chasing yield than in any other pursuit. In this environment, we are sticking to our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. As a result of that process, we are likely to maintain a duration (price sensitivity to interest rate changes) close to that of the benchmark. In terms of sector allocation, we continue to favor a modest overweight to corporate securities that we believe can do well even under comparatively weak economic conditions. We are also likely to maintain a modest underweight to Treasuries, whose yields remain near record lows. And in the mortgage segment, we are likely to continue to overweight structured mortgage products at the expense of traditional MBS.”

6

NT Diversified Bond

Portfolio at a Glance
As of 9/30/10
Weighted Average Life	6.2 years
Average Duration (effective)	4.7 years

Yields as of September 30, 2010
30-day SEC Yield
Institutional Class	2.63%

Types of Investments in Portfolio
% of net assets as of 9/30/10
Corporate Bonds	28.4%
U.S. Treasury Securities	25.6%
U.S. Government Agency Mortgage-Backed Securities	17.5%
Commercial Mortgage-Backed Securities	7.0%
U.S. Government Agency Securities and Equivalents	6.2%
Collateralized Mortgage Obligations	4.0%
Sovereign Governments & Agencies	3.7%
Municipal Securities	2.1%
Asset-Backed Securities	0.3%
Short-Term Investments	0.2%
Temporary Cash Investments	5.8%
Other Assets and Liabilities	(0.08)%

7

 Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period(1) 4/1/10 – 9/30/10	Annualized Expense Ratio(1)
Actual (after waiver)	$1,000	$1,061.30	$1.96	0.38%
Actual (before waiver)	$1,000	$1,061.30(2)	$2.12	0.41%
Hypothetical (after waiver)	$1,000	$1,023.16	$1.93	0.38%
Hypothetical (before waiver)	$1,000	$1,023.01	$2.08	0.41%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

 Schedule of Investments
NT Diversified Bond

SEPTEMBER 30, 2010 (UNAUDITED)

	Principal Amount	Value
Corporate Bonds — 28.4%
AEROSPACE & DEFENSE — 0.6%
Honeywell International, Inc., 5.30%, 3/15/17(1)	$160,000	$186,182
Honeywell International, Inc., 5.30%, 3/1/18(1)	130,000	152,292
L-3 Communications Corp., 5.875%, 1/15/15(1)	700,000	719,250
L-3 Communications Corp., 5.20%, 10/15/19(1)	60,000	64,966
Lockheed Martin Corp., 7.65%, 5/1/16(1)	220,000	279,584
Lockheed Martin Corp., 5.50%, 11/15/39(1)	400,000	442,639
Northrop Grumman Corp., 3.70%, 8/1/14(1)	170,000	182,547
United Technologies Corp., 6.125%, 2/1/19(1)	410,000	508,099
United Technologies Corp., 6.05%, 6/1/36(1)	230,000	273,221
United Technologies Corp., 6.125%, 7/15/38(1)	290,000	351,499
United Technologies Corp., 5.70%, 4/15/40(1)	490,000	563,448
		3,723,727
AUTOMOBILES — 0.3%
American Honda Finance Corp., 2.375%, 3/18/13(1)(2)	430,000	439,900
American Honda Finance Corp., 2.50%, 9/21/15(1)(2)	790,000	797,671
Daimler Finance N.A. LLC, 5.875%, 3/15/11(1)	150,000	153,446
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(1)(2)	290,000	299,105
		1,690,122
BEVERAGES — 0.8%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12(1)	750,000	778,970
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(1)(2)	400,000	519,719
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19(2)	1,190,000	1,483,566
Diageo Capital plc, 5.20%, 1/30/13(1)	280,000	305,344
Dr Pepper Snapple Group, Inc., 6.82%, 5/1/18(1)	690,000	855,007
PepsiAmericas, Inc., 4.375%, 2/15/14(1)	170,000	187,275
SABMiller plc, 6.20%, 7/1/11(1)(2)	360,000	373,726
SABMiller plc, 5.50%, 8/15/13(1)(2)	250,000	275,125
		4,778,732
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 5.85%, 6/1/17(1)	400,000	478,267
Amgen, Inc., 3.45%, 10/1/20(1)	320,000	322,825
		801,092
BUILDING PRODUCTS — 0.1%
Owens Corning, 6.50%, 12/1/16(1)	610,000	661,062
CAPITAL MARKETS — 2.3%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(1)	630,000	734,860
Credit Suisse (New York), 5.00%, 5/15/13(1)	610,000	665,088
Credit Suisse (New York), 5.50%, 5/1/14(1)	340,000	381,297
Credit Suisse (New York), 5.30%, 8/13/19(1)	420,000	466,119
Credit Suisse (New York), 4.375%, 8/5/20(1)	700,000	716,306
Deutsche Bank AG (London), 4.875%, 5/20/13(1)	270,000	293,527
Deutsche Bank AG (London), 3.875%, 8/18/14(1)	490,000	524,645
Goldman Sachs Group, Inc. (The), 6.00%, 5/1/14(1)	230,000	256,892
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15(1)	840,000	910,578
Goldman Sachs Group, Inc. (The), 3.70%, 8/1/15(1)	520,000	532,837
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(1)	2,140,000	2,550,152
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(1)	650,000	686,379
Jefferies Group, Inc., 8.50%, 7/15/19(1)	260,000	302,369
Korea Development Bank, 3.25%, 3/9/16(1)	380,000	381,499
Merrill Lynch & Co., Inc., 6.15%, 4/25/13(1)	475,000	519,464

10

NT Diversified Bond

	Principal Amount	Value
Morgan Stanley, 4.20%, 11/20/14(1)	$920,000	$955,046
Morgan Stanley, 6.00%, 4/28/15(1)	400,000	440,392
Morgan Stanley, 6.625%, 4/1/18(1)	210,000	233,165
Morgan Stanley, 7.30%, 5/13/19(1)	560,000	645,155
Morgan Stanley, 5.625%, 9/23/19(1)	550,000	573,640
Morgan Stanley, 5.50%, 7/24/20(1)	260,000	268,363
UBS AG (Stamford Branch), 2.25%, 8/12/13(1)	370,000	374,031
UBS AG (Stamford Branch), 5.875%, 12/20/17(1)	600,000	679,903
UBS AG (Stamford Branch), 5.75%, 4/25/18(1)	250,000	282,670
		14,374,377
CHEMICALS — 0.3%
CF Industries, Inc., 6.875%, 5/1/18	610,000	658,038
Dow Chemical Co. (The), 4.85%, 8/15/12(1)	210,000	222,332
Dow Chemical Co. (The), 8.55%, 5/15/19(1)	530,000	670,298
Mosaic Co. (The), 7.625%, 12/1/16(1)(2)	315,000	341,623
Rohm & Haas Co., 5.60%, 3/15/13(1)	130,000	140,169
		2,032,460
COMMERCIAL BANKS — 1.2%
Barclays Bank plc, 5.00%, 9/22/16(1)	560,000	613,825
BB&T Corp., 5.70%, 4/30/14(1)	250,000	281,122
Fifth Third Bancorp., 6.25%, 5/1/13(1)	520,000	569,812
HSBC Bank plc, 3.50%, 6/28/15(1)(2)	410,000	430,731
HSBC Bank plc, 4.125%, 8/12/20(1)(2)	400,000	407,342
HSBC Holdings plc, 6.80%, 6/1/38(1)	230,000	267,661
National Australia Bank Ltd., 2.75%, 9/28/15(1)(2)	290,000	291,681
PNC Bank N.A., 4.875%, 9/21/17(1)	128,000	134,709
PNC Bank N.A., 6.00%, 12/7/17(1)	310,000	349,074
PNC Funding Corp., 3.625%, 2/8/15(1)	420,000	443,955
PNC Funding Corp., 4.25%, 9/21/15(1)	200,000	215,799
PNC Funding Corp., 4.375%, 8/11/20(1)	230,000	235,755
Regions Financial Corp., 5.75%, 6/15/15(1)	250,000	254,678
Royal Bank of Scotland plc, 3.95%, 9/21/15	310,000	313,690
SunTrust Bank, 7.25%, 3/15/18(1)	100,000	113,879
Wachovia Bank N.A., 4.80%, 11/1/14(1)	339,000	366,539
Wachovia Bank N.A., 4.875%, 2/1/15(1)	198,000	214,748
Wells Fargo & Co., 4.375%, 1/31/13(1)	700,000	747,523
Wells Fargo & Co., 3.625%, 4/15/15(1)	290,000	307,954
Wells Fargo & Co., 5.625%, 12/11/17(1)	800,000	912,556
Westpac Banking Corp., 3.00%, 8/4/15(1)	340,000	347,761
		7,820,794
COMMERCIAL SERVICES & SUPPLIES — 0.5%
Allied Waste North America, Inc., 6.375%, 4/15/11(1)	260,000	267,543
Corrections Corp. of America, 6.25%, 3/15/13(1)	550,000	562,375
Republic Services, Inc., 5.50%, 9/15/19(1)	1,033,000	1,165,588
Republic Services, Inc., 6.20%, 3/1/40(1)	340,000	385,592
Waste Management, Inc., 4.75%, 6/30/20(1)	360,000	386,837
Waste Management, Inc., 6.125%, 11/30/39(1)	280,000	311,166
		3,079,101
COMMUNICATIONS EQUIPMENT — 0.2%
Cisco Systems, Inc., 5.90%, 2/15/39(1)	900,000	1,043,959
CONSUMER FINANCE — 1.2%
American Express Centurion Bank, 5.55%, 10/17/12(1)	250,000	269,442
American Express Centurion Bank, 6.00%, 9/13/17(1)	950,000	1,085,177
American Express Co., 7.25%, 5/20/14(1)	380,000	446,075
American Express Credit Corp., 2.75%, 9/15/15(1)	170,000	171,342
Capital One Bank USA N.A., 8.80%, 7/15/19(1)	400,000	512,052

11

NT Diversified Bond

Principal Amount	Value
Capital One Capital V, 10.25%, 8/15/39(1)	$200,000	$217,750
Ford Motor Credit Co. LLC, 5.625%, 9/15/15(1)	400,000	411,946
General Electric Capital Corp., 3.75%, 11/14/14(1)	900,000	954,329
General Electric Capital Corp., 3.50%, 6/29/15(1)	580,000	607,741
General Electric Capital Corp., 5.625%, 9/15/17(1)	250,000	279,689
General Electric Capital Corp., 6.00%, 8/7/19(1)	1,120,000	1,262,404
General Electric Capital Corp., 4.375%, 9/16/20(1)	400,000	402,285
General Electric Capital Corp., 6.875%, 1/10/39(1)	150,000	172,837
John Deere Capital Corp., 4.90%, 9/9/13(1)	250,000	276,244
SLM Corp., 5.375%, 1/15/13(1)	240,000	242,100
SLM Corp., 8.00%, 3/25/20(1)	220,000	218,640
		7,530,053
CONTAINERS & PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16(1)	330,000	358,050
Ball Corp., 6.75%, 9/15/20(1)	410,000	436,650
		794,700
DIVERSIFIED CONSUMER SERVICES — 0.1%
Board of Trustees of The Leland Stanford Junior University (The), 3.625%, 5/1/14(1)	310,000	335,812
DIVERSIFIED FINANCIAL SERVICES — 2.3%
Arch Western Finance LLC, 6.75%, 7/1/13(1)	212,000	215,445
Bank of America Corp., 4.90%, 5/1/13(1)	600,000	641,239
Bank of America Corp., 4.50%, 4/1/15(1)	680,000	714,502
Bank of America Corp., 6.50%, 8/1/16(1)	1,690,000	1,903,499
Bank of America Corp., 5.75%, 12/1/17(1)	270,000	289,096
Bank of America Corp., 5.65%, 5/1/18(1)	150,000	159,171
Bank of America Corp., 5.625%, 7/1/20(1)	800,000	846,950
Bank of America N.A., 5.30%, 3/15/17(1)	970,000	999,986
Citigroup, Inc., 6.00%, 12/13/13(1)	1,060,000	1,163,155
Citigroup, Inc., 6.01%, 1/15/15(1)	1,620,000	1,783,191
Citigroup, Inc., 4.75%, 5/19/15	210,000	221,260
Citigroup, Inc., 6.125%, 5/15/18(1)	490,000	535,415
Citigroup, Inc., 8.50%, 5/22/19(1)	160,000	198,131
Citigroup, Inc., 5.375%, 8/9/20(1)	290,000	300,616
Citigroup, Inc., 8.125%, 7/15/39(1)	350,000	443,529
HSBC Finance Corp., 4.75%, 7/15/13(1)	200,000	213,161
JPMorgan Chase & Co., 4.65%, 6/1/14(1)	650,000	712,332
JPMorgan Chase & Co., 3.70%, 1/20/15(1)	310,000	327,917
JPMorgan Chase & Co., 6.00%, 1/15/18(1)	2,220,000	2,538,994
JPMorgan Chase Bank National Association, 5.875%, 6/13/16(1)	250,000	283,643
		14,491,232
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.0%
Alltel Corp., 7.875%, 7/1/32(1)	180,000	240,376
AT&T, Inc., 6.25%, 3/15/11(1)	360,000	369,142
AT&T, Inc., 6.70%, 11/15/13(1)	770,000	892,267
AT&T, Inc., 5.10%, 9/15/14(1)	100,000	112,408
AT&T, Inc., 6.80%, 5/15/36(1)	195,000	232,166
AT&T, Inc., 6.55%, 2/15/39(1)	780,000	910,024
British Telecommunications plc, 5.15%, 1/15/13(1)	325,000	347,524
British Telecommunications plc, 5.95%, 1/15/18(1)	460,000	513,539
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14(1)	340,000	384,870
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(1)	350,000	477,257
CenturyLink, Inc., 7.60%, 9/15/39(1)	520,000	510,131
Deutsche Telekom International Finance BV, 5.25%, 7/22/13(1)	100,000	109,770

12

NT Diversified Bond

Principal Amount	Value
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(1)	$400,000	$490,513
Deutsche Telekom International Finance BV, 8.75%, 6/15/30(1)	160,000	224,604
Embarq Corp., 7.08%, 6/1/16(1)	82,000	91,273
France Telecom SA, 4.375%, 7/8/14(1)	420,000	463,552
Frontier Communications Corp., 8.50%, 4/15/20(1)	750,000	831,563
Qwest Corp., 7.875%, 9/1/11(1)	60,000	63,675
Qwest Corp., 8.875%, 3/15/12(1)	300,000	330,000
Qwest Corp., 7.50%, 10/1/14(1)	120,000	136,200
Sprint Capital Corp., 7.625%, 1/30/11(1)	400,000	407,500
Telecom Italia Capital SA, 6.18%, 6/18/14(1)	600,000	662,381
Telecom Italia Capital SA, 7.00%, 6/4/18(1)	525,000	603,920
Telefonica Emisiones SAU, 5.98%, 6/20/11(1)	150,000	155,596
Telefonica Emisiones SAU, 5.88%, 7/15/19(1)	400,000	458,469
Verizon Communications, Inc., 6.10%, 4/15/18(1)	170,000	202,446
Verizon Communications, Inc., 8.75%, 11/1/18(1)	670,000	912,981
Verizon Communications, Inc., 6.40%, 2/15/38(1)	190,000	220,450
Verizon Communications, Inc., 7.35%, 4/1/39(1)	500,000	644,053
Windstream Corp., 7.875%, 11/1/17(1)	500,000	523,750
		12,522,400
ELECTRIC UTILITIES — 0.8%
Carolina Power & Light Co., 5.15%, 4/1/15(1)	160,000	183,200
Carolina Power & Light Co., 5.25%, 12/15/15(1)	90,000	104,481
Carolina Power & Light Co., 5.30%, 1/15/19(1)	180,000	209,508
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(1)	260,000	289,056
Duke Energy Carolinas LLC, 7.00%, 11/15/18(1)	420,000	536,868
Duke Energy Corp., 6.30%, 2/1/14(1)	360,000	411,690
Duke Energy Corp., 3.95%, 9/15/14(1)	260,000	280,418
Edison International, 3.75%, 9/15/17(1)	390,000	400,563
Exelon Generation Co. LLC, 5.20%, 10/1/19(1)	330,000	367,719
Exelon Generation Co. LLC, 4.00%, 10/1/20(1)	310,000	310,912
FirstEnergy Corp., 6.45%, 11/15/11(1)	22,000	23,059
FirstEnergy Solutions Corp., 6.05%, 8/15/21(1)	670,000	717,101
Florida Power Corp., 5.65%, 6/15/18(1)	180,000	212,630
Florida Power Corp., 6.35%, 9/15/37(1)	130,000	159,939
Niagara Mohawk Power Corp., 4.88%, 8/15/19(2)	200,000	220,174
Pacificorp, 6.00%, 1/15/39(1)	570,000	673,698
Southern California Edison Co., 5.625%, 2/1/36(1)	179,000	204,364
		5,305,380
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16(1)	540,000	594,675
ENERGY EQUIPMENT & SERVICES — 0.2%
Pride International, Inc., 6.875%, 8/15/20(1)	100,000	109,375
Transocean, Inc., 6.50%, 11/15/20(1)	300,000	327,288
Weatherford International Ltd., 9.625%, 3/1/19(1)	440,000	574,869
		1,011,532
FOOD & STAPLES RETAILING — 0.7%
CVS Caremark Corp., 6.60%, 3/15/19(1)	890,000	1,081,827
Delhaize Group SA, 5.875%, 2/1/14(1)	460,000	519,692
Kroger Co. (The), 5.00%, 4/15/13(1)	350,000	381,598
Kroger Co. (The), 6.40%, 8/15/17(1)	530,000	634,523
SYSCO Corp., 4.20%, 2/12/13(1)	160,000	172,109
Wal-Mart Stores, Inc., 5.875%, 4/5/27(1)	235,000	276,880

13

NT Diversified Bond

Principal Amount	Value
Wal-Mart Stores, Inc., 6.20%, 4/15/38(1)	$140,000	$169,399
Wal-Mart Stores, Inc., 5.625%, 4/1/40(1)	560,000	636,829
Wal-Mart Stores, Inc., 4.875%, 7/8/40	470,000	481,931
		4,354,788
FOOD PRODUCTS — 0.8%
General Mills, Inc., 5.25%, 8/15/13(1)	430,000	480,314
General Mills, Inc., 5.65%, 2/15/19(1)	270,000	316,774
Kellogg Co., 4.45%, 5/30/16(1)	320,000	359,861
Kraft Foods, Inc., 6.00%, 2/11/13(1)	200,000	222,265
Kraft Foods, Inc., 6.75%, 2/19/14(1)	300,000	349,193
Kraft Foods, Inc., 5.375%, 2/10/20(1)	1,200,000	1,342,957
Kraft Foods, Inc., 6.50%, 2/9/40(1)	425,000	499,389
Mead Johnson Nutrition Co., 3.50%, 11/1/14(1)	395,000	417,184
Mead Johnson Nutrition Co., 5.90%, 11/1/39(1)	390,000	441,198
Ralcorp Holdings, Inc., 6.625%, 8/15/39(1)	380,000	414,300
Tyson Foods, Inc., 7.35%, 4/1/16(1)	300,000	333,375
		5,176,810
HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
Baxter International, Inc., 4.00%, 3/1/14(1)	330,000	361,280
Baxter International, Inc., 5.90%, 9/1/16(1)	130,000	156,911
Boston Scientific Corp., 4.50%, 1/15/15(1)	350,000	358,529
Covidien International Finance SA, 1.875%, 6/15/13(1)	500,000	509,052
		1,385,772
HEALTH CARE PROVIDERS & SERVICES — 0.7%
Express Scripts, Inc., 5.25%, 6/15/12(1)	870,000	929,175
Express Scripts, Inc., 7.25%, 6/15/19(1)	1,110,000	1,398,244
HCA, Inc., 7.875%, 2/15/20(1)	640,000	703,200
Medco Health Solutions, Inc., 7.25%, 8/15/13(1)	550,000	635,798
Medco Health Solutions, Inc., 4.125%, 9/15/20(1)	470,000	476,890
WellPoint, Inc., 5.80%, 8/15/40(1)	210,000	220,600
		4,363,907
HOTELS, RESTAURANTS & LEISURE — 0.3%
International Game Technology, 5.50%, 6/15/20(1)	300,000	322,238
McDonald’s Corp., 5.35%, 3/1/18(1)	270,000	316,802
Wyndham Worldwide Corp., 6.00%, 12/1/16(1)	180,000	188,101
Wyndham Worldwide Corp., 5.75%, 2/1/18(1)	260,000	261,209
Yum! Brands, Inc., 8.875%, 4/15/11(1)	150,000	156,257
Yum! Brands, Inc., 6.25%, 3/15/18(1)	280,000	334,549
Yum! Brands, Inc., 5.30%, 9/15/19(1)	530,000	592,139
		2,171,295
HOUSEHOLD DURABLES — 0.2%
Jarden Corp., 8.00%, 5/1/16	760,000	813,200
Toll Brothers Finance Corp., 6.75%, 11/1/19(1)	385,000	399,096
		1,212,296
HOUSEHOLD PRODUCTS — 0.1%
Kimberly-Clark Corp., 6.125%, 8/1/17(1)	120,000	146,736
Kimberly-Clark Corp., 7.50%, 11/1/18(1)	140,000	184,570
		331,306
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
AES Corp. (The), 8.00%, 10/15/17(1)	450,000	488,250
INDUSTRIAL CONGLOMERATES — 0.2%
General Electric Co., 5.00%, 2/1/13(1)	652,000	708,484
General Electric Co., 5.25%, 12/6/17(1)	750,000	845,402
		1,553,886
INSURANCE — 0.9%
Allstate Corp. (The), 7.45%, 5/16/19	810,000	1,013,658
American International Group, Inc., 8.25%, 8/15/18(1)	210,000	245,700
Berkshire Hathaway Finance Corp., 5.00%, 8/15/13(1)	180,000	199,300

14

NT Diversified Bond

Principal Amount	Value
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(1)	$300,000	$307,380
Hartford Financial Services Group, Inc., 5.50%, 3/30/20(1)	150,000	152,833
Lincoln National Corp., 6.25%, 2/15/20(1)	300,000	336,220
MetLife Global Funding I, 5.125%, 4/10/13(1)(2)	340,000	370,358
MetLife, Inc., 2.375%, 2/6/14(1)	300,000	303,488
MetLife, Inc., 6.75%, 6/1/16(1)	680,000	813,121
New York Life Global Funding, 4.65%, 5/9/13(1)(2)	250,000	270,982
Prudential Financial, Inc., 7.375%, 6/15/19(1)	940,000	1,146,968
Prudential Financial, Inc., 5.40%, 6/13/35(1)	100,000	96,878
Travelers Cos., Inc. (The), 5.90%, 6/2/19(1)	180,000	209,800
		5,466,686
LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc., 6.35%, 3/15/40(1)	380,000	392,107
LIFE SCIENCES TOOLS & SERVICES — 0.1%
Bio-Rad Laboratories, Inc., 6.125%, 12/15/14(1)	370,000	379,250
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(1)	480,000	535,602
MEDIA — 2.6%
CBS Corp., 8.875%, 5/15/19(1)	290,000	378,635
CBS Corp., 5.75%, 4/15/20(1)	450,000	500,748
CBS Corp., 5.50%, 5/15/33(1)	520,000	507,808
Comcast Corp., 5.90%, 3/15/16(1)	810,000	937,076
Comcast Corp., 5.15%, 3/1/20(1)	100,000	109,479
Comcast Corp., 6.40%, 5/15/38(1)	140,000	155,319
Comcast Corp., 6.40%, 3/1/40(1)	530,000	591,169
DirecTV Holdings LLC, 3.55%, 3/15/15(1)	480,000	498,915
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(1)	950,000	1,038,793
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 6.375%, 6/15/15(1)	460,000	478,400
DISH DBS Corp., 7.00%, 10/1/13(1)	200,000	213,250
Gannett Co., Inc., 9.375%, 11/15/17(1)(2)	400,000	439,000
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(1)	840,000	984,900
Lamar Media Corp., 9.75%, 4/1/14(1)	420,000	483,000
NBC Universal, Inc., 4.375%, 4/1/21(2)(3)	460,000	466,579
NBC Universal, Inc., 5.95%, 4/1/41(2)(3)	200,000	206,455
News America, Inc., 6.90%, 8/15/39(1)	530,000	626,709
Omnicom Group, Inc., 5.90%, 4/15/16(1)	800,000	924,008
Omnicom Group, Inc., 4.45%, 8/15/20(1)	300,000	309,042
Time Warner Cable, Inc., 5.40%, 7/2/12(1)	790,000	846,677
Time Warner Cable, Inc., 6.75%, 7/1/18(1)	1,060,000	1,265,997
Time Warner, Inc., 3.15%, 7/15/15(1)	540,000	560,519
Time Warner, Inc., 4.875%, 3/15/20(1)	220,000	239,089
Time Warner, Inc., 7.70%, 5/1/32(1)	440,000	551,305
Time Warner, Inc., 6.10%, 7/15/40(1)	340,000	367,319
Viacom, Inc., 6.25%, 4/30/16(1)	1,230,000	1,444,972
Virgin Media Secured Finance plc, 6.50%, 1/15/18(1)	670,000	710,200
WMG Acquisition Corp., 9.50%, 6/15/16	420,000	451,500
		16,286,863
METALS & MINING — 1.0%
Alcoa, Inc., 6.15%, 8/15/20(1)	460,000	473,818
Anglo American Capital plc, 9.375%, 4/8/19(1)(2)	250,000	337,606
Anglo American Capital plc, 4.45%, 9/27/20(1)(2)	100,000	102,644
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(1)	210,000	222,538

15

NT Diversified Bond

Principal Amount	Value
ArcelorMittal, 9.85%, 6/1/19(1)	$590,000	$759,411
ArcelorMittal, 5.25%, 8/5/20(1)	370,000	373,539
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(1)	450,000	502,949
Newmont Mining Corp., 6.25%, 10/1/39(1)	680,000	782,352
Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(1)	890,000	992,687
Rio Tinto Finance USA Ltd., 9.00%, 5/1/19(1)	200,000	279,511
Teck Resources Ltd., 5.375%, 10/1/15(1)	210,000	231,466
Teck Resources Ltd., 3.85%, 8/15/17	100,000	103,225
Teck Resources Ltd., 10.75%, 5/15/19(1)	262,000	330,428
Vale Overseas Ltd., 5.625%, 9/15/19(1)	185,000	204,843
Vale Overseas Ltd., 4.625%, 9/15/20	250,000	259,418
		5,956,435
MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(1)	100,000	104,750
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(1)	390,000	417,300
		522,050
MULTI-UTILITIES — 0.8%
CenterPoint Energy Resources Corp., 6.125%, 11/1/17(1)	130,000	150,823
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(1)	140,000	158,424
CMS Energy Corp., 4.25%, 9/30/15	170,000	172,370
CMS Energy Corp., 8.75%, 6/15/19(1)	690,000	827,220
Dominion Resources, Inc., 6.40%, 6/15/18(1)	740,000	903,496
Georgia Power Co., 6.00%, 11/1/13(1)	270,000	308,445
Pacific Gas & Electric Co., 5.80%, 3/1/37(1)	1,000,000	1,114,152
PG&E Corp., 5.75%, 4/1/14(1)	110,000	123,814
Public Service Co. of Colorado, 5.80%, 8/1/18(1)	180,000	214,982
Sempra Energy, 8.90%, 11/15/13(1)	500,000	601,692
Sempra Energy, 6.50%, 6/1/16(1)	410,000	491,310
Sempra Energy, 9.80%, 2/15/19(1)	130,000	181,499
		5,248,227
OFFICE ELECTRONICS — 0.2%
Xerox Corp., 5.65%, 5/15/13(1)	190,000	208,266
Xerox Corp., 4.25%, 2/15/15(1)	580,000	623,541
Xerox Corp., 6.35%, 5/15/18(1)	270,000	313,689
Xerox Corp., 5.625%, 12/15/19(1)	300,000	336,344
		1,481,840
OIL, GAS & CONSUMABLE FUELS — 2.9%
Anadarko Petroleum Corp., 5.95%, 9/15/16(1)	560,000	612,558
Anadarko Petroleum Corp., 6.45%, 9/15/36(1)	480,000	482,086
Apache Corp., 5.10%, 9/1/40(1)	300,000	302,974
BP Capital Markets plc, 4.50%, 10/1/20(3)	310,000	317,646
Cenovus Energy, Inc., 4.50%, 9/15/14(1)	310,000	341,667
Chesapeake Energy Corp., 7.625%, 7/15/13(1)	300,000	328,500
ConocoPhillips, 5.75%, 2/1/19(1)	580,000	696,906
ConocoPhillips, 6.50%, 2/1/39(1)	510,000	641,118
El Paso Corp., 7.875%, 6/15/12(1)	300,000	320,752
El Paso Corp., 7.25%, 6/1/18(1)	700,000	757,884
Enbridge Energy Partners LP, 6.50%, 4/15/18(1)	340,000	400,240
Enbridge Energy Partners LP, 5.20%, 3/15/20(1)	220,000	239,795
Enbridge Energy Partners LP, 5.50%, 9/15/40(1)	390,000	391,413
Enterprise Products Operating LLC, 3.70%, 6/1/15(1)	420,000	441,536
Enterprise Products Operating LLC, 6.30%, 9/15/17(1)	980,000	1,131,977

16

NT Diversified Bond

Principal Amount	Value
Enterprise Products Operating LLC, 6.45%, 9/1/40(1)	$200,000	$223,110
EOG Resources, Inc., 5.625%, 6/1/19(1)	240,000	282,812
Hess Corp., 6.00%, 1/15/40(1)	320,000	352,841
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(1)	510,000	609,102
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(1)	250,000	269,945
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(1)	270,000	292,919
Magellan Midstream Partners LP, 6.55%, 7/15/19(1)	360,000	430,754
Motiva Enterprises LLC, 5.75%, 1/15/20(1)(2)	380,000	435,417
Newfield Exploration Co., 6.875%, 2/1/20	375,000	400,312
Nexen, Inc., 5.65%, 5/15/17(1)	250,000	283,773
Nexen, Inc., 6.20%, 7/30/19(1)	330,000	386,322
Peabody Energy Corp., 6.50%, 9/15/20(1)	310,000	335,187
Petrobras International Finance Co., 5.75%, 1/20/20(1)	300,000	333,565
Petroleos Mexicanos, 6.00%, 3/5/20(1)(2)	480,000	532,800
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(1)	200,000	210,124
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(1)	760,000	966,133
Shell International Finance BV, 3.10%, 6/28/15(1)	400,000	421,704
Shell International Finance BV, 4.30%, 9/22/19(1)	400,000	439,480
Shell International Finance BV, 6.375%, 12/15/38(1)	220,000	279,879
Talisman Energy, Inc., 7.75%, 6/1/19(1)	920,000	1,176,143
TransCanada PipeLines Ltd., 3.80%, 10/1/20	280,000	286,696
Valero Energy Corp., 4.50%, 2/1/15(1)	710,000	759,943
Williams Partners LP, 5.25%, 3/15/20(1)	310,000	337,575
XTO Energy, Inc., 6.50%, 12/15/18(1)	550,000	701,532
		18,155,120
PAPER & FOREST PRODUCTS — 0.3%
Georgia-Pacific LLC, 8.875%, 5/15/31(1)	150,000	171,750
International Paper Co., 9.375%, 5/15/19(1)	725,000	942,009
International Paper Co., 7.30%, 11/15/39(1)	440,000	494,161
		1,607,920
PHARMACEUTICALS — 1.0%
Abbott Laboratories, 5.875%, 5/15/16(1)	179,000	215,459
Abbott Laboratories, 5.30%, 5/27/40	960,000	1,045,882
AstraZeneca plc, 5.90%, 9/15/17(1)	140,000	168,744
GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13(1)	290,000	319,220
Pfizer, Inc., 6.20%, 3/15/19(1)	720,000	888,011
Pfizer, Inc., 7.20%, 3/15/39(1)	470,000	641,721
Roche Holdings, Inc., 5.00%, 3/1/14(1)(2)	450,000	503,659
Roche Holdings, Inc., 6.00%, 3/1/19(1)(2)	650,000	788,791
Teva Pharmaceutical Finance III LLC, 1.50%, 6/15/12(1)	250,000	253,180
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(1)	1,280,000	1,396,225
		6,220,892
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.4%
Digital Realty Trust LP, 4.50%, 7/15/15(2)	120,000	124,077
Digital Realty Trust LP, 5.875%, 2/1/20(1)(2)	380,000	404,715
Kimco Realty Corp., 6.875%, 10/1/19(1)	300,000	349,901
ProLogis, 5.625%, 11/15/16(1)	250,000	241,099
ProLogis, 7.375%, 10/30/19(1)	280,000	283,032
ProLogis, 6.875%, 3/15/20(1)	160,000	157,567

17

NT Diversified Bond

Principal Amount	Value
Reckson Operating Partnership LP, 7.75%, 3/15/20(1)(2)	$300,000	$303,899
Simon Property Group LP, 5.75%, 12/1/15(1)	600,000	684,322
		2,548,612
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
AMB Property LP, 6.625%, 12/1/19(1)	390,000	433,993
ERP Operating LP, 4.75%, 7/15/20(1)	340,000	354,389
		788,382
ROAD & RAIL — 0.4%
Burlington Northern Santa Fe Corp., 5.05%, 3/1/41(1)	200,000	200,150
CSX Corp., 7.375%, 2/1/19(1)	630,000	792,178
Norfolk Southern Corp., 5.75%, 1/15/16(1)	250,000	289,759
Norfolk Southern Corp., 5.75%, 4/1/18(1)	500,000	586,413
Union Pacific Corp., 5.75%, 11/15/17(1)	180,000	207,885
Union Pacific Corp., 7.875%, 1/15/19(1)	460,000	601,809
		2,678,194
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17(1)	400,000	453,938
Oracle Corp., 5.375%, 7/15/40(1)(2)	350,000	377,897
		831,835
SPECIALTY RETAIL — 0.3%
GSC Holdings Corp., 8.00%, 10/1/12(1)	118,000	121,392
Home Depot, Inc. (The), 5.40%, 3/1/16(1)	880,000	1,003,621
Ltd. Brands, Inc., 6.90%, 7/15/17(1)	500,000	532,500
Staples, Inc., 9.75%, 1/15/14(1)	265,000	328,429
		1,985,942
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
America Movil SAB de CV, 5.00%, 10/16/19(1)	500,000	538,160
America Movil SAB de CV, 5.00%, 3/30/20(1)	320,000	346,680
American Tower Corp., 4.625%, 4/1/15(1)	600,000	640,791
Rogers Communications, Inc., 6.25%, 6/15/13(1)	340,000	382,867
Rogers Communications, Inc., 6.80%, 8/15/18(1)	200,000	247,424
SBA Telecommunications, Inc., 8.00%, 8/15/16(1)	250,000	270,000
SBA Telecommunications, Inc., 8.25%, 8/15/19(1)	400,000	442,000
Vodafone Group plc, 5.00%, 12/16/13(1)	270,000	297,074
		3,164,996
TOTAL CORPORATE BONDS (Cost $162,663,416)		177,880,473
U.S. Treasury Securities — 25.6%
U.S. Treasury Bonds, 10.625%, 8/15/15(1)	2,900,000	4,192,539
U.S. Treasury Bonds, 8.125%, 8/15/21(1)	955,000	1,447,571
U.S. Treasury Bonds, 5.25%, 2/15/29(1)	4,827,000	6,101,632
U.S. Treasury Bonds, 5.375%, 2/15/31(1)	2,000,000	2,575,000
U.S. Treasury Bonds, 4.75%, 2/15/37(1)	800,000	956,500
U.S. Treasury Bonds, 4.25%, 5/15/39(1)	500,000	549,766
U.S. Treasury Bonds, 4.375%, 11/15/39(1)	12,470,000	13,987,836
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15(1)	7,992,250	8,549,837
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20(1)	2,822,848	3,005,673
U.S. Treasury Notes, 1.00%, 10/31/11(1)	4,900,000	4,937,323
U.S. Treasury Notes, 0.75%, 11/30/11(1)	19,000,000	19,098,724
U.S. Treasury Notes, 0.75%, 5/31/12(1)	2,500,000	2,515,615
U.S. Treasury Notes, 1.875%, 6/15/12(1)	15,500,000	15,899,001
U.S. Treasury Notes, 4.25%, 9/30/12(1)	1,390,000	1,496,314
U.S. Treasury Notes, 1.375%, 11/15/12(1)	15,000,000	15,292,965
U.S. Treasury Notes, 1.375%, 3/15/13(1)	15,000,000	15,311,805
U.S. Treasury Notes, 1.375%, 5/15/13(1)	1,000,000	1,021,096

18

NT Diversified Bond

Principal Amount	Value
U.S. Treasury Notes, 1.875%, 4/30/14(1)	$5,000,000	$5,186,720
U.S. Treasury Notes, 2.375%, 8/31/14(1)	1,200,000	1,266,563
U.S. Treasury Notes, 2.125%, 11/30/14(1)	2,000,000	2,091,094
U.S. Treasury Notes, 2.625%, 12/31/14(1)	5,000,000	5,329,300
U.S. Treasury Notes, 2.50%, 3/31/15(1)	5,000,000	5,303,535
U.S. Treasury Notes, 1.25%, 8/31/15(1)	15,016,000	15,018,342
U.S. Treasury Notes, 1.25%, 9/30/15	7,000,000	6,992,342
U.S. Treasury Notes, 4.75%, 8/15/17(1)	1,092,000	1,296,835
U.S. Treasury Notes, 3.625%, 2/15/20(1)	700,000	767,922
TOTAL U.S. TREASURY SECURITIES (Cost $153,534,029)		160,191,850
U.S. Government Agency Mortgage-Backed Securities(4) — 17.5%
FHLMC, 6.50%, 12/1/12(1)	310	336
FHLMC, 6.00%, 1/1/13(1)	3,103	3,355
FHLMC, 7.00%, 11/1/13(1)	921	977
FHLMC, 7.00%, 6/1/14(1)	2,938	3,139
FHLMC, 6.50%, 6/1/16(1)	5,271	5,706
FHLMC, 6.50%, 6/1/16(1)	11,097	12,009
FHLMC, 5.00%, 4/1/19	3,899,786	4,167,065
FHLMC, 7.00%, 9/1/27(1)	1,243	1,408
FHLMC, 6.50%, 1/1/28(1)	2,287	2,534
FHLMC, 7.00%, 2/1/28(1)	337	381
FHLMC, 6.50%, 3/1/29(1)	12,353	13,727
FHLMC, 6.50%, 6/1/29(1)	8,559	9,511
FHLMC, 7.00%, 8/1/29(1)	1,635	1,854
FHLMC, 7.50%, 8/1/29(1)	2,981	3,400
FHLMC, 6.50%, 5/1/31(1)	306	340
FHLMC, 6.50%, 5/1/31(1)	6,202	6,892
FHLMC, 6.50%, 6/1/31(1)	96	107
FHLMC, 6.50%, 6/1/31(1)	371	413
FHLMC, 6.50%, 6/1/31(1)	1,045	1,161
FHLMC, 6.50%, 6/1/31(1)	2,734	3,038
FHLMC, 5.50%, 12/1/33(1)	178,664	191,770
FHLMC, 5.50%, 1/1/38(1)	2,531,762	2,693,748
FHLMC, 5.50%, 4/1/38(1)	2,181,017	2,315,328
FHLMC, 6.00%, 5/1/38	2,969,625	3,213,341
FHLMC, 6.00%, 8/1/38	352,040	378,010
FHLMC, 5.50%, 9/1/38	11,390,512	12,167,815
FHLMC, 6.50%, 7/1/47(1)	45,759	49,678
FNMA, 6.50%, settlement date 10/15/10(5)	1,304,000	1,422,583
FNMA, 6.00%, 5/1/13(1)	372	402
FNMA, 6.00%, 5/1/13(1)	1,045	1,129
FNMA, 6.00%, 7/1/13(1)	3,058	3,304
FNMA, 6.00%, 12/1/13(1)	4,007	4,330
FNMA, 6.00%, 1/1/14(1)	3,197	3,455
FNMA, 6.00%, 2/1/14(1)	4,618	4,990
FNMA, 6.00%, 4/1/14(1)	5,902	6,377
FNMA, 5.50%, 12/1/16(1)	22,247	24,099
FNMA, 5.50%, 12/1/16(1)	50,826	55,057
FNMA, 6.50%, 1/1/26(1)	7,825	8,648
FNMA, 7.00%, 12/1/27(1)	972	1,101
FNMA, 6.50%, 1/1/28(1)	670	738
FNMA, 7.00%, 1/1/28(1)	338	383
FNMA, 7.50%, 4/1/28(1)	2,942	3,354
FNMA, 7.00%, 5/1/28(1)	4,497	5,102
FNMA, 7.00%, 6/1/28(1)	465	528
FNMA, 6.50%, 1/1/29(1)	1,697	1,902
FNMA, 6.50%, 4/1/29(1)	5,547	6,210
FNMA, 7.00%, 7/1/29(1)	3,743	4,247
FNMA, 7.00%, 7/1/29(1)	4,359	4,949
FNMA, 7.50%, 7/1/29(1)	10,383	11,857
FNMA, 7.50%, 8/1/30(1)	4,778	5,460
FNMA, 7.50%, 9/1/30(1)	3,478	3,971
FNMA, 7.00%, 9/1/31(1)	21,069	23,952
FNMA, 6.50%, 1/1/32(1)	9,618	10,756
FNMA, 7.00%, 6/1/32(1)	100,756	114,457
FNMA, 6.50%, 8/1/32(1)	36,990	41,366
FNMA, 5.50%, 6/1/33(1)	223,037	239,673
FNMA, 5.50%, 7/1/33(1)	1,044,356	1,122,255
FNMA, 5.50%, 8/1/33(1)	204,014	219,232
FNMA, 5.50%, 9/1/33(1)	282,012	303,047
FNMA, 5.00%, 11/1/33(1)	1,974,918	2,097,851
FNMA, 5.50%, 1/1/34(1)	539,248	579,353
FNMA, 5.50%, 12/1/34(1)	1,299,859	1,394,379
FNMA, 4.50%, 1/1/35	844,267	884,643
FNMA, 5.00%, 8/1/35(1)	1,351,432	1,429,219
FNMA, 4.50%, 9/1/35(1)	1,346,440	1,414,618
FNMA, 5.00%, 2/1/36(1)	7,541,273	7,975,343
FNMA, 5.50%, 7/1/36(1)	698,049	744,227
FNMA, 5.50%, 2/1/37(1)	280,194	298,730

19

NT Diversified Bond

Principal Amount	Value
FNMA, 6.50%, 8/1/37(1)	$488,510	$532,642
FNMA, 6.00%, 11/1/37	1,352,478	1,469,471
FNMA, 5.50%, 2/1/38(1)	12,819,436	13,640,720
FNMA, 5.50%, 6/1/38	3,472,809	3,710,428
FNMA, 5.00%, 1/1/39	2,097,025	2,224,102
FNMA, 4.50%, 2/1/39	5,878,754	6,134,176
FNMA, 4.50%, 6/1/39	3,034,738	3,182,243
FNMA, 4.50%, 9/1/39	4,629,432	4,870,527
FNMA, 5.00%, 4/1/40	3,994,435	4,284,174
FNMA, 5.00%, 4/1/40	9,737,658	10,261,634
FNMA, 6.50%, 6/1/47(1)	31,568	34,114
FNMA, 6.50%, 8/1/47(1)	123,644	133,617
FNMA, 6.50%, 8/1/47(1)	127,777	138,082
FNMA, 6.50%, 9/1/47(1)	12,969	14,015
FNMA, 6.50%, 9/1/47(1)	65,439	70,717
FNMA, 6.50%, 9/1/47(1)	78,522	84,855
FNMA, 6.50%, 9/1/47(1)	124,841	134,909
FNMA, 6.50%, 9/1/47(1)	178,513	192,911
GNMA, 6.00%, settlement date 10/15/10(5)	3,000,000	3,256,875
GNMA, 7.50%, 8/20/17(1)	3,869	4,247
GNMA, 7.00%, 11/15/22(1)	5,120	5,804
GNMA, 7.00%, 4/20/26(1)	1,007	1,141
GNMA, 7.50%, 8/15/26(1)	1,906	2,176
GNMA, 8.00%, 8/15/26(1)	1,001	1,178
GNMA, 7.50%, 5/15/27(1)	2,343	2,679
GNMA, 8.00%, 6/15/27(1)	1,986	2,342
GNMA, 7.50%, 11/15/27(1)	250	286
GNMA, 7.00%, 2/15/28(1)	602	688
GNMA, 7.50%, 2/15/28(1)	923	1,057
GNMA, 6.50%, 3/15/28(1)	1,723	1,941
GNMA, 7.00%, 4/15/28(1)	301	344
GNMA, 6.50%, 5/15/28(1)	669	754
GNMA, 6.50%, 5/15/28(1)	4,609	5,193
GNMA, 7.00%, 12/15/28(1)	1,329	1,518
GNMA, 7.00%, 5/15/31(1)	9,232	10,565
GNMA, 4.50%, 8/15/33	4,297,377	4,568,510
GNMA, 5.00%, 4/20/36	1,730,632	1,850,587
GNMA, 5.00%, 5/20/36(1)	2,422,673	2,590,594
GNMA, 6.00%, 1/20/39	357,915	388,991
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $105,384,723)		109,535,127
Commercial Mortgage-Backed Securities(4) — 7.0%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A3 SEQ, 4.43%, 11/10/39(1)	1,848,036	1,877,900
Commercial Mortgage Pass-Through Certificates, Series 2004 LB2A, Class A3 SEQ, 4.22%, 3/10/39(1)	563,034	565,659
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 10/1/10	1,700,000	1,770,602
Credit Suisse Mortgage Capital Certificates, Series 2007 TF2A, Class A1, VRN, 0.44%, 10/15/10, resets monthly off the 1-month LIBOR plus 0.18% with no caps(1)(2)	1,491,947	1,317,678
GMAC Commercial Mortgage Securities, Inc., Series 2000 C3, Class A2 SEQ, 6.96%, 9/15/35(1)	15,961	15,948
GMAC Commercial Mortgage Securities, Inc., Series 2000 C3, Class B, 7.06%, 9/15/35	1,300,000	1,299,442
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 10/1/10(1)	1,200,000	1,280,705
Greenwich Capital Commercial Funding Corp., Series 2006 FL4A, Class A1, VRN, 0.35%, 10/5/10, resets monthly off the 1-month LIBOR plus 0.09% with no caps(1)(2)	122,576	119,262
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A4 SEQ, 4.96%, 8/10/38(1)	3,000,000	3,141,036
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 10/1/10(1)	1,300,000	1,419,181
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A2 SEQ, 4.48%, 7/10/39(1)	1,903,761	1,902,798

20

NT Diversified Bond

Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.75%, 7/10/39(1)	$1,750,000	$1,840,307
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(1)	2,000,000	2,152,688
Heller Financial Commercial Mortgage Asset, Series 2000 PH1, Class D, VRN, 8.05%, 10/1/10	550,000	549,653
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(1)	1,200,000	1,275,663
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(1)	1,700,000	1,773,955
LB-UBS Commercial Mortgage Trust, Series 2004 C6, Class A3 SEQ, 4.55%, 8/15/29(1)	1,200,000	1,208,946
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(1)	2,145,483	2,148,878
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A4 SEQ, 5.00%, 4/15/30	902,000	929,821
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3 SEQ, 4.65%, 7/15/30(1)	1,700,000	1,742,154
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class AM SEQ, 4.79%, 7/15/40(1)	300,000	302,173
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 10/11/10(1)	800,000	811,770
Merrill Lynch Floating Trust, Series 2006-1, Class A1, VRN, 0.33%, 10/15/10, resets monthly off the 1-month LIBOR plus 0.07% with no caps(1)(2)	177,701	170,319
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(1)	3,847,002	4,013,426
Morgan Stanley Capital I, Series 2003 T11, Class A3 SEQ, 4.85%, 6/13/41(1)	651,267	668,415
Morgan Stanley Capital I, Series 2004 HQ3, Class A3 SEQ, 4.49%, 1/13/41(1)	$495,146	$511,595
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42(1)	1,668,006	1,704,326
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(1)	896,907	909,399
Wachovia Bank Commercial Mortgage Trust, Series 2003 C6, Class A3, VRN, 4.96%, 10/1/10(1)	674,524	681,430
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(1)	746,408	752,948
Wachovia Bank Commercial Mortgage Trust, Series 2005 C19, Class A2 SEQ, 4.52%, 5/15/44(1)	131,235	131,219
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 10/1/10(1)	2,600,000	2,706,033
Wachovia Bank Commercial Mortgage Trust, Series 2006 C23, Class A4, VRN, 5.42%, 10/1/10(1)	1,800,000	1,945,529
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $42,917,135)		43,640,858
U.S. Government Agency Securities and Equivalents — 6.2%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 2.3%
FHLMC, 5.50%, 8/23/17(1)	3,000,000	3,630,057
FHLMC, 4.875%, 6/13/18(1)	1,530,000	1,800,458
FNMA, 1.00%, 9/23/13	639,000	642,003
FNMA, 1.625%, 10/26/15	3,000,000	3,003,903
FNMA, 5.00%, 2/13/17(1)	1,650,000	1,940,346
FNMA, 6.625%, 11/15/30(1)	2,173,000	2,998,851
		14,015,618
GOVERNMENT-BACKED CORPORATE BONDS(6) — 3.9%
Ally Financial, Inc., 1.75%, 10/30/12(1)	4,000,000	4,094,180
Bank of America Corp., 2.10%, 4/30/12(1)	4,000,000	4,100,564
Bank of America Corp., 3.125%, 6/15/12(1)	1,500,000	1,563,683

21

NT Diversified Bond

Principal Amount	Value
Citigroup Funding, Inc., 1.875%, 10/22/12	$5,000,000	$5,129,395
General Electric Capital Corp., 2.25%, 3/12/12(1)	2,000,000	2,052,010
General Electric Capital Corp., 2.20%, 6/8/12(1)	2,500,000	2,571,258
Goldman Sachs Group, Inc. (The), 1.625%, 7/15/11(1)	2,500,000	2,528,687
Morgan Stanley, 2.00%, 9/22/11(1)	900,000	914,702
US Bancorp., 1.80%, 5/15/12	2,000,000	2,042,730
		24,997,209
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS (Cost $37,492,969)		39,012,827
Collateralized Mortgage Obligations(4) — 4.0%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 3.2%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(1)	598,034	449,257
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	1,131,453	1,144,183
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A3, VRN, 3.28%, 10/1/10(1)	626,407	527,628
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.20%, 10/1/10(1)	1,572,244	1,420,094
Chase Mortgage Finance Corp., Series 2005 A1, Class 2A2 SEQ, VRN, 5.18%, 10/1/10(1)	631,944	602,277
Chase Mortgage Finance Corp., Series 2006 S4, Class A3, 6.00%, 12/25/36(1)	144,232	135,257
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-22, Class A3, VRN, 3.47%, 10/1/10(1)	1,187,908	1,028,914
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(1)	754,862	757,164
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	768,744	717,874
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-16, Class A1, 6.50%, 10/25/37(1)	593,898	554,159
Credit Suisse First Boston Mortgage Securities Corp., Series 2003 AR28, Class 2A1, VRN, 2.91%, 10/1/10(1)	418,228	398,242
GSR Mortgage Loan Trust, Series 2005 6F, Class 3A15, 5.50%, 7/25/35(1)	1,139,389	1,123,927
J.P. Morgan Mortgage Trust, Series 2004 A2, Class 1A1, VRN, 3.00%, 10/1/10(1)	244,423	234,708
J.P. Morgan Mortgage Trust, Series 2004 S2, Class 1A3 SEQ, 4.75%, 11/25/19	645,085	654,916
J.P. Morgan Mortgage Trust, Series 2005 A6, Class 7A1, VRN, 3.11%, 10/1/10(1)	1,416,407	1,227,825
MASTR Alternative Loans Trust, Series 2003-8, Class 4A1, 7.00%, 12/25/33(1)	9,742	10,236
Wells Fargo Mortgage-Backed Securities Trust, Series 2004 EE, Class 3A1, VRN, 3.04%, 10/1/10(1)	147,516	145,582
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	908,159	947,938
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	1,464,092	1,418,928
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR1, Class 2A2 SEQ, VRN, 5.46%, 10/1/10(1)	639,931	638,073
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	1,394,130	1,374,031
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36(1)	1,200,000	1,135,118
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	1,142,406	1,080,485

22

NT Diversified Bond

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.21%, 10/1/10		$1,067,299	$1,108,536
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/37		1,309,377	1,336,337
			20,171,689
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
FHLMC, Series 2702, Class AB, 4.50%, 7/15/27		678,416	689,439
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(1)		700,000	775,839
FHLMC, Series 3203, Class VN SEQ, 5.00%, 6/15/22(1)		3,000,000	3,226,088
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19(1)		2,163	2,649
FNMA, Series 2003-10, Class HW SEQ, 5.00%, 11/25/16(1)		526,515	531,698
			5,225,713
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $24,265,611)			25,397,402
Sovereign Governments & Agencies — 3.7%
BRAZIL — 0.5%
Brazilian Government International Bond, 5.875%, 1/15/19(1)		1,490,000	1,754,475
Brazilian Government International Bond, 4.875%, 1/22/21		590,000	650,475
Brazilian Government International Bond, 5.625%, 1/7/41(1)		390,000	429,975
			2,834,925
CANADA — 0.1%
Hydro Quebec, 8.40%, 1/15/22(1)		29,000	42,233
Province of Ontario Canada, 5.45%, 4/27/16(1)		300,000	354,645
			396,878
GERMANY — 1.2%
German Federal Republic, 3.50%, 7/4/19	EUR	4,800,000	7,226,483
KfW, 4.125%, 10/15/14(1)		$690,000	765,519
			7,992,002
ITALY — 1.4%
Republic of Italy, 3.125%, 1/26/15(1)		$770,000	$785,569
Republic of Italy, 4.00%, 9/1/20	EUR	5,850,000	8,122,630
			8,908,199
MEXICO — 0.3%
United Mexican States, 5.625%, 1/15/17(1)		$300,000	344,700
United Mexican States, 5.95%, 3/19/19(1)		950,000	1,119,575
United Mexican States, 6.05%, 1/11/40(1)		220,000	253,000
			1,717,275
NORWAY — 0.1%
Government of Norway, 6.00%, 5/16/11	NOK	4,400,000	764,131
POLAND — 0.1%
Poland Government International Bond, 3.875%, 7/16/15(1)		$170,000	177,731
Poland Government International Bond, 6.375%, 7/15/19(1)		350,000	414,166
			591,897
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $21,566,188)			23,205,307
Municipal Securities — 2.1%
American Municipal Power Inc., Rev., (Building Bonds), 5.94%, 2/15/47(1)		195,000	200,398
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(1)		920,000	996,940
California GO, (Building Bonds), 6.65%, 3/1/22(1)		240,000	265,092
California GO, (Building Bonds), 7.55%, 4/1/39(1)		200,000	219,048
California GO, (Building Bonds), 7.30%, 10/1/39(1)		220,000	234,142
Illinois GO, (Building Bonds), 7.35%, 7/1/35(1)		115,000	118,789
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(1)		673,000	569,223
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35		310,000	309,963

23

NT Diversified Bond

Principal Amount	Value
Irvine Ranch Water District Joint Powers Agency Rev., (Taxable Issue 2), 2.61%, 3/15/14(1)(7)		$1,900,000	$1,975,981
Kansas State Department of Transportation Highway Rev., (Building Bonds), 4.60%, 9/1/35(1)		230,000	238,156
Los Angeles Community College District GO, (Building Bonds/Election of 2008), 6.75%, 8/1/49(1)		200,000	225,578
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(1)		480,000	524,544
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(1)		155,000	160,685
Maryland State Transportation Auth. Rev., (Building Bonds), 5.75%, 7/1/41(1)		75,000	83,572
Metropolitan Transportation Auth. Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(1)		460,000	501,027
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33(1)		280,000	302,700
Municipal Electric Auth. Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(1)		620,000	668,385
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(1)		250,000	313,150
New York GO, (Building Bonds), 5.97%, 3/1/36(1)		590,000	638,327
New York State Dormitory Auth. Rev., (Building Bonds), 5.63%, 3/15/39(1)		185,000	195,070
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(1)		390,000	409,906
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(1)		200,000	229,038
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49(1)		600,000	611,076
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(1)		650,000	691,996
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(3)		500,000	502,105
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39(1)		250,000	295,430
San Francisco City & County Public Utilities Water Commission Rev., (Building Bonds), 6.00%, 11/1/40(1)		520,000	550,139
Texas GO, (Building Bonds), 5.52%, 4/1/39(1)		290,000	329,483
University of California Rev., (Building Bonds), 5.77%, 5/15/43(1)		420,000	444,423
Washington GO, (Building Bonds), 5.14%, 8/1/40(1)		510,000	533,159
TOTAL MUNICIPAL SECURITIES (Cost $12,552,539)			13,337,525
Asset-Backed Securities(4) — 0.3%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16		1,457,815	1,499,029
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A4 SEQ, 6.19%, 3/1/13(1)		25,471	26,091
SLM Student Loan Trust, Series 2007-8, Class A1, VRN, 0.73%, 10/25/10, resets quarterly off the 3-month LIBOR plus 0.23% with no caps(1)		414,511	414,764
TOTAL ASSET-BACKED SECURITIES (Cost $1,897,763)			1,939,884
Short-Term Investments — 0.2%
Government of Canada Treasury Bill, 0.67%, 11/10/10(8) (Cost $1,234,546)	CAD	1,284,000	1,246,749

24

NT Diversified Bond

Shares		Value
Temporary Cash Investments — 5.8%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	721	$721
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 2.00%-2.125%, 4/15/12-1/15/19, valued at $31,781,485), in a joint trading account at 0.19%, dated 9/30/10, due 10/1/10 (Delivery value $31,119,164)		31,119,000
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/19, valued at $5,270,609), in a joint trading account at 0.18%, dated 9/30/10, due 10/1/10 (Delivery value $5,168,026)		5,168,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $36,287,721)		36,287,721
TOTAL INVESTMENT SECURITIES — 100.8% (Cost $599,796,640)		631,675,723
OTHER ASSETS AND LIABILITIES — (0.8)%		(4,978,963)
TOTAL NET ASSETS — 100.0%		$626,696,760

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
11,004,218	EUR for USD	Barclays Bank plc	10/29/10	$14,998,749	$(691,450)
200,000	EUR for USD	HSBC Holdings plc	10/29/10	272,600	(17,766)
				$15,271,349	$(709,216)

(Value on Settlement Date $14,562,133)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
130	U.S. Long Bond	December 2010	$17,383,438	$126,987

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
427	U.S. Treasury 2-Year Notes	December 2010	$93,719,828	$(154,422)

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — BUY PROTECTION
$1,100,000	Pay quarterly a fixed rate equal to 0.12% per annum multiplied by the notional amount and receive from Barclays Bank plc upon each default event of Pfizer, Inc., par value of the proportional notional amount of Pfizer, Inc., 4.65%, 3/1/18. Expires March 2017.	—	$31,951

25

NT Diversified Bond

Notes to Schedule of Investments

CAD = Canadian Dollar

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. — UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

NOK = Norwegian Krone

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security, or a portion thereof, has been segregated for forward commitments, when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $117,308,000.

(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $13,152,501, which represented 2.1% of total net assets.

(3)	When-issued security.

(4)	Final maturity indicated, unless otherwise noted.

(5)	Forward commitment.

(6)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(7)	Escrowed to maturity in U.S. government securities or state and local government securities.

(8)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

26

 Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $599,796,640)	$631,675,723
Foreign currency holdings, at value (cost of $192,089)	204,396
Receivable for investments sold	4,583,507
Receivable for capital shares sold	1,050,955
Receivable for variation margin on futures contracts	8,125
Swap agreements, at value	31,951
Interest receivable	4,387,622
641,942,279

Liabilities
Payable for investments purchased	14,308,755
Payable for variation margin on futures contracts	26,688
Payable for forward foreign currency exchange contracts	709,216
Accrued management fees	200,860
15,245,519

Net Assets	$626,696,760

Institutional Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	57,155,379

Net Asset Value Per Share	$10.96

Net Assets Consist of:
Capital paid in	$590,408,051
Accumulated net investment loss	(266,912)
Undistributed net realized gain on investment and foreign currency transactions	5,364,018
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	31,191,603
$626,696,760

See Notes to Financial Statements.

27

 Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$10,908,508

Expenses:
Management fees	1,159,670
Trustees’ fees and expenses	8,826
Other expenses	1,167
1,169,663
Fees waived	(91,418)
1,078,245

Net investment income (loss)	9,830,263

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,734,263
Futures contract transactions	739,399
Swap agreement transactions	35,209
Foreign currency transactions	(243,811)
4,265,060

Change in net unrealized appreciation (depreciation) on:
Investments	21,079,657
Futures contracts	(7,322)
Swap agreements	(984)
Translation of assets and liabilities in foreign currencies	(742,618)
20,328,733

Net realized and unrealized gain (loss)	24,593,793

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,424,056

See Notes to Financial Statements.

28

 Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$9,830,263	$13,327,021
Net realized gain (loss)	4,265,060	4,281,816
Change in net unrealized appreciation (depreciation)	20,328,733	8,814,507
Net increase (decrease) in net assets resulting from operations	34,424,056	26,423,344

Distributions to Shareholders
From net investment income	(10,117,972)	(13,702,911)
From net realized gains	—	(1,156,395)
Decrease in net assets from distributions	(10,117,972)	(14,859,306)

Capital Share Transactions
Proceeds from shares sold	111,877,711	278,784,366
Proceeds from reinvestment of distributions	10,117,972	1,554,717
Payments for shares redeemed	(47,492,692)	(17,425,982)
Net increase (decrease) in net assets from capital share transactions	74,502,991	262,913,101

Net increase (decrease) in net assets	98,809,075	274,477,139

Net Assets
Beginning of period	527,887,685	253,410,546
End of period	$626,696,760	$527,887,685

Accumulated undistributed net investment income (loss)	$(266,912)	$20,797

Transactions in Shares of the Fund
Sold	10,415,251	26,710,162
Issued in reinvestment of distributions	937,669	147,927
Redeemed	(4,410,364)	(1,676,616)
Net increase (decrease) in shares of the fund	6,942,556	25,181,473

See Notes to Financial Statements.

29

 Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

30

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% and the rates for the Complex Fee range from 0.0500% to 0.1100%. From April 1, 2010 through July 31, 2010, the investment advisor voluntarily agreed to waive 0.049% of its management fee. The effective annual management fee before waiver for the six months ended September 30, 2010 was 0.41%. The effective annual management fee after waiver for the six months ended September 30, 2010 was 0.38%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended September 30, 2010, totaled $207,932,801, of which $113,211,328 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, totaled $147,535,616, of which $107,672,320 represented U.S. Treasury and Government Agency obligations.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	—	$177,880,473	—
U.S. Treasury Securities	—	160,191,850	—
U.S. Government Agency Mortgage-Backed Securities	—	109,535,127	—
Commercial Mortgage-Backed Securities	—	43,640,858	—
U.S. Government Agency Securities and Equivalents	—	39,012,827	—
Collateralized Mortgage Obligations	—	25,397,402	—
Sovereign Governments & Agencies	—	23,205,307	—
Municipal Securities	—	13,337,525	—
Asset-Backed Securities	—	1,939,884	—
Short-Term Investments	—	1,246,749	—
Temporary Cash Investments	$721	36,287,000	—
Total Value of Investment Securities	$721	$631,675,002	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(709,216)	—
Futures Contracts	$(27,435)	—	—
Swap Agreements	—	31,951	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(27,435)	$(677,265)	—

5. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. During the six months ended September 30, 2010, the fund participated in credit default swap agreements to buy and sell protection. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

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Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of September 30, 2010
	Asset Derivatives		Liability Derivatives
Type of Derivative	Location on Statement of Assets & Liabilities	Value	Location on Statement of Assets & Liabilities	Value
Credit Risk	Swap agreements	$ 31,951	Swap agreements	—
Interest Rate Risk	Receivable for variation margin on futures contracts	8,125	Payable for variation margin on futures contracts	$ 26,688
Foreign Currency Risk	Receivable for forward foreign currency exchange contracts	—	Payable for forward foreign currency exchange contracts	709,216
		$40,076		$735,904

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Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Derivative	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$ 35,209	Change in net unrealized appreciation (depreciation) on swaps agreements	$ (984)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	739,399	Change in net unrealized appreciation (depreciation) on futures contracts	(7,322)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(145,869)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(768,066)
		$ 628,739		$(776,372)

6.Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2010, the fund did not utilize the program.

7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$599,796,640
Gross tax appreciation of investments	$32,431,991
Gross tax depreciation of investments	(552,908)
Net tax appreciation (depreciation) of investments	$31,879,083

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

35

 Financial Highlights
NT Diversified Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.51		$10.12	$10.56	$10.19	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.18		0.37	0.43	0.49	0.44
Net Realized and Unrealized Gain (Loss)	0.46		0.43	(0.10)	0.43	0.24
Total From Investment Operations	0.64		0.80	0.33	0.92	0.68
Distributions
From Net Investment Income	(0.19)		(0.38)	(0.47)	(0.49)	(0.44)
From Net Realized Gains	—		(0.03)	(0.30)	(0.06)	(0.05)
Total Distributions	(0.19)		(0.41)	(0.77)	(0.55)	(0.49)
Net Asset Value, End of Period	$10.96		$10.51	$10.12	$10.56	$10.19

Total Return(4)	6.13%		7.99%	3.36%	9.32%	6.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.38	%(5)	0.38%	0.42%	0.42%	0.42	%(5)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.41	%(5)	0.41%	0.42%	0.42%	0.42	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.42	%(5)	3.53%	4.17%	4.82%	4.95	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	3.39	%(5)	3.50%	4.17%	4.82%	4.95	%(5)
Portfolio Turnover Rate	28%		104%	299%	246%	308%
Net Assets, End of Period (in thousands)	$626,697		$527,888	$253,411	$162,119	$113,454

(1)	Six months ended September 30, 2010 (unaudited).

(2)	May 12, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

36

 Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Institutional Class	For:	512,104,638
	Against:	1,750,604
	Abstain:	6,625,083
	Broker Non-Vote:	0

37

 Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board also considered information received in connection with its ongoing oversight and quarterly evaluation, directly and through the committees of the Board, of the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

38

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board members may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

39

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify within or among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

40

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

41

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders.

42

 Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

 Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate Bond Index (investment-grade) consists of publicly issued U.S. corporate and specified foreign debentures that are SEC-registered and meet specific maturity, liquidity, and quality requirements.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded.

The Barclays Capital U.S. MBS Index (mortgage-backed securities) is a component of the U.S. Aggregate Bond Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Bond Index (a subset of the U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes Treasury Bills.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities issued by the U.S. Treasury with a remaining maturity of one year or more.

44

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69843

Semiannual Report
September 30, 2010

American Century Investments®

Premium Money Market Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Premium Money Market

Performance	4
Yields	5
Portfolio at a Glance	5
Portfolio Composition by Maturity	5

Shareholder Fee Example	6

Financial Statements

Schedule of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	20

Other Information

Proxy Voting Results	21
Approval of Management Agreement	22
Additional Information	27
Index Definitions	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

 President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

 Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic, Investor Uncertainty

Bonds produced solid returns during the six months ended September 30, 2010 (see the accompanying table). Economic growth and financial market performance were uneven, fueling investor uncertainty, which helped demand for bonds. On the one hand, the economy managed positive growth so far in 2010. On the other hand, the housing market and consumer debt levels remained concerns, while the unemployment rate ended September at 9.6%. The Federal Reserve (the Fed) talked about the growing risk of deflation, and investors began to anticipate another round of quantitative easing (government bond purchases by the Fed to further expand the money supply). To help keep borrowing costs low and stimulate growth, the Fed kept its short-term interest rate target (a key determinant of money market yields) near zero.

Paltry interest rates encouraged investors to reach for more yield, helping longer-dated, higher-yielding securities do best. In the Treasury market, this meant the 30-year bond was by far the best-performing maturity segment. Corporate bonds also benefited from demand by yield-hungry investors; however, worries about the economy and potential fallout from the sovereign debt crisis meant higher-quality investment-grade debt was favored over high-yield bonds.

Government agency mortgage-backed securities (MBS) had modest, positive returns, but lagged other segments of the taxable bond market. In part this was because the Fed ended its active support for this market in March 2010. In addition, MBS yields were at historically low levels relative to Treasuries, meaning they offered little incentive for investors to take on the additional risks these securities entail.

Cash returns were essentially flat for the six months, reflecting the Fed’s policy of extremely low rates. Finally, Treasury inflation-linked securities had positive returns but lagged nominal Treasuries in this low-inflation environment.

Yield Curve Fell, Flattened

With the Fed openly debating the possibility of deflation and investors buying longer-term Treasuries, the Treasury yield curve shifted lower and flattened during the six months. The two-year Treasury note yield fell from 1.02% to 0.43%, and its 30-year counterpart (most sensitive to inflation/deflation concerns) fell from 4.71% to 3.69%.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2010*
Barclays Capital U.S. Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
Three-Month Bill	0.09%	Corporate (investment-grade)	8.29%
Two-Year Note	1.79%	Treasury	7.54%
10-Year Note	13.25%	Corporate High-Yield	6.60%
30-Year Bond	20.70%	TIPS (inflation-linked)	6.40%
* Total returns for periods less than one year are not annualized.		Aggregate	6.05%
		MBS (mortgage-backed)	3.52%

3

 Performance
Premium Money Market

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	0.01%(2)	0.05%(2)	2.80%(2)	2.48%	3.52%	4/1/93
Barclays Capital U.S. 1-3 Month Treasury Bill Index	—	0.08%	0.11%	2.48%	2.41%	3.50%(3)	—
Lipper Money Market Instrument Funds Average Return(4)	—	0.02%	0.03%	2.35%	2.05%	3.25%(3)	—
Investor Class’s Lipper Ranking among Money Market Instrument Funds(4)	—	—	68 of 284	12 of 247	12 of 200	—	—

Premium Money Market acquired all of the net assets of American Century Premium Capital Reserve Fund and the American Century Premium Government Reserve Fund on December 3, 2001, pursuant to a plan approved by the acquired funds’ shareholders on November 16, 2001. Performance information prior to December 3, 2001 is that of the American Century Premium Capital Reserve Fund.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

(3)	Since 3/31/93, the date nearest the Investor Class’s inception for which data are available.

(4)
Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.

Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Total Annual Fund Operating Expenses
Investor Class 0.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Premium Money Market

Yields as of September 30, 2010
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.06%
7-Day Effective Yield
After waiver(1)	0.01%

(1)	Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
As of 9/30/10
Weighted Average Maturity	35 days
Weighted Average Life	47 days

Portfolio Composition by Maturity
% of fund investments as of 9/30/10
1-30 days	66%
31-90 days	24%
91-180 days	7%
More than 180 days	3%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return

5

 Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10		Expenses Paid During Period(1) 4/1/10 - 9/30/10	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10		$2.01	0.40%
Investor Class (before waiver)	$1,000	$1,000.10	(2)	$2.31	0.46%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.06		$2.03	0.40%
Investor Class (before waiver)	$1,000	$1,022.76		$2.33	0.46%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

 Schedule of Investments
Premium Money Market

SEPTEMBER 30, 2010 (UNAUDITED)

	Principal Amount	Value
Commercial Paper(1) — 41.5%
American Honda Finance Corp., 0.23%, 12/14/10	$9,530,000	$9,525,494
Austin Texas, 0.39%, 10/29/10	3,000,000	2,999,113
Austin Texas, 0.28%, 12/15/10	7,131,000	7,126,840
Catholic Health Initiatives, 0.45%, 11/8/10	5,000,000	5,000,000
Catholic Health Initiatives, 0.32%, 1/13/11	11,750,000	11,750,000
Chariot Funding LLC, 0.26%, 12/1/10(2)	24,900,000	24,889,030
Chicago Illinois, 0.61%, 10/6/10	7,523,000	7,522,373
Chicago Illinois, 0.50%, 11/3/10	15,000,000	14,993,125
Citibank Credit Card Issuance Trust, 0.31%, 10/8/10(2)	7,000,000	6,999,578
Crown Point Capital Co. LLC, 0.40%, 10/4/10(2)	11,400,000	11,399,620
Crown Point Capital Co. LLC, 0.45%, 10/8/10(2)	5,000,000	4,999,563
Crown Point Capital Co. LLC, 0.35%, 11/4/10(2)	4,000,000	3,998,678
Crown Point Capital Co. LLC, 0.35%, 11/12/10(2)	14,000,000	13,994,283
Govco LLC, 0.43%, 10/18/10(2)	5,000,000	4,998,985
Govco LLC, 0.61%, 11/2/10(2)	14,200,000	14,192,338
Govco LLC, 0.30%, 11/9/10(2)	6,400,000	6,397,920
Govco LLC, 0.73%, 12/13/10(2)	10,000,000	9,985,197
Govco LLC, 0.45%, 2/7/11(2)	7,000,000	6,988,713
Honeywell International, Inc., 0.60%, 12/27/10(2)	10,000,000	9,985,500
Legacy Capital LLC, 0.45%, 10/6/10(2)	2,000,000	1,999,875
Legacy Capital LLC, 0.40%, 10/12/10(2)	2,000,000	1,999,756
Legacy Capital LLC, 0.32%, 10/22/10(2)	22,200,000	22,195,856
Legacy Capital LLC, 0.35%, 11/19/10(2)	7,000,000	6,996,665
Lexington Parker Capital, 0.40%, 10/4/10(2)	5,000,000	4,999,833
Lexington Parker Capital, 0.35%, 11/2/10(2)	30,000,000	29,990,667
Lexington Parker Capital, 0.40%, 11/16/10(2)	2,000,000	1,998,978
Nestle Capital Corp., 0.35%, 10/19/10(2)	7,000,000	6,998,775
Oakland-Alameda County, 0.23%, 10/7/10	14,400,000	14,400,000
Ranger Funding Co. LLC, 0.24%, 10/27/10(2)	29,000,000	28,994,973
Salvation Army (The), 0.25%, 10/19/10	19,000,000	18,997,625
Salvation Army (The), 0.27%, 12/2/10	6,000,000	5,997,210
Shell International Finance BV, 0.45%, 3/2/11(2)	3,950,000	3,942,495
Shell International Finance BV, 0.45%, 4/5/11(2)	11,000,000	10,974,425
St. Joseph County, 0.24%, 10/29/10	10,087,000	10,085,117
Texas Municipal Power Agency, 0.28%, 10/12/10	28,700,000	28,700,000
Toyota Motor Credit Corp., 0.28%, 10/22/10	10,000,000	9,998,367
Wal-Mart Stores, Inc., 0.20%, 10/19/10(2)	5,000,000	4,999,500
TOTAL COMMERCIAL PAPER		392,016,467
Municipal Securities — 36.2%
Alabama Industrial Development Auth. Rev., (Simcala, Inc.), VRDN, 0.40%, 10/1/10 (LOC: Bank One)	4,225,000	4,225,000
Arden Hills Housing & Health Care Facilities Rev., Series 1999 A, (Presbyterian Homes), VRDN, 0.33%, 10/1/10 (LOC: U.S. Bank N.A.)	1,424,000	1,424,000
Bermudian Springs School District GO, VRDN, 0.27%, 10/7/10 (AGM)(SBBPA: Royal Bank of Canada)	2,325,000	2,325,000
California Enterprise Auth. Industrial Development Rev., Series 2008 B, (Pocino Foods), VRDN, 0.55%, 10/7/10 (LOC: City National Bank and FHLB)	995,000	995,000

8

Premium Money Market

	Principal Amount	Value
California Enterprise Development Auth. Rev., Series 2008 B, (Ramar International Corp.), VRDN, 0.55%, 10/7/10 (LOC: Bank of the West)	$1,515,000	$1,515,000
California Enterprise Development Auth. Rev., Series 2008 B, (Sconza Candy), VRDN, 0.34%, 10/7/10 (LOC: Wells Fargo Bank N.A.)	3,300,000	3,300,000
California Infrastructure & Economic Development Bank Rev., Series 2008 B, (iWorks, Inc.), VRDN, 0.32%, 10/1/10 (LOC: City National Bank and FHLB)	1,765,000	1,765,000
California School Cash Reserve Program Auth. Rev., Series 2010 B, 2.00%, 6/1/11	12,570,000	12,661,179
California Statewide Communities Development Auth. Multifamily Rev., Series 2001 S, (Birchcrest Apartments), VRDN, 0.35%, 10/1/10 (LOC: U.S. Bank N.A.)	955,000	955,000
Chicago Illinois Industrial Development Rev., (Enterprise Center VII), VRDN, 0.50%, 10/6/10 (LOC: LaSalle Bank N.A.)	5,000,000	5,000,000
Chicago Illinois Midway Airport Rev., Series 1998 B, (Second Lien), VRDN, 0.33%, 10/1/10 (LOC: JPMorgan Chase Bank N.A.)	4,900,000	4,900,000
Chula Vista Industrial Development Rev., Series 2006 A, (San Diego Gas & Electric Co.), VRDN, 0.26%, 10/6/10	10,000,000	10,000,000
Cobb County Georgia Development Auth. Pollution Control Rev., (Georgia Power Co. Plant), VRDN, 0.43%, 10/1/10(2)	8,330,000	8,330,000
Colorado Housing & Finance Auth. Economic Development Rev., Series 2004 B, (Corey Building), VRDN, 0.55%, 10/7/10 (LOC: Wells Fargo Bank N.A.)	195,000	195,000
Colorado Housing & Finance Auth. Economic Development Rev., Series 2005 B, (Closet Factory), VRDN, 0.55%, 10/7/10 (LOC: Colorado Business Bank and FHLB)	$875,000	$875,000
Connecticut Housing Finance Auth. Rev., Series 2008 A5, (Housing Mortgage Finance), VRDN, 0.25%, 10/7/10 (SBBPA: FHLB)	14,635,000	14,635,000
Escambia County Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.43%, 10/1/10	11,000,000	11,000,000
Fairfield Rev., Series 2005 A2, VRDN, 0.60%, 10/7/10 (LOC: Landesbank Hessen-Thuringen Girozentrale)	3,050,000	3,050,000
Gary Industrial Empowerment Zone Rev., (Chemcoaters LLC), VRDN, 0.65%, 10/7/10 (LOC: American Bank & Trust and FHLB)	6,500,000	6,500,000
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 C1, (Methodist Hospital System), VRDN, 0.28%, 10/1/10	3,000,000	3,000,000
Hart Family Holdings LLC Rev., VRDN, 0.28%, 10/1/10 (LOC: Community Bank & Trust and FHLB)	10,425,000	10,425,000
Houston Higher Education Finance Corp. Housing Rev., Series 2003 C, (Tierwester Oaks & Richfield Manor), VRDN, 1.39%, 10/1/10 (LOC: Bank of New York)	1,155,000	1,155,000
Iowa Finance Auth. Private College Rev., (Morningside College), VRDN, 0.33%, 10/1/10 (LOC: U.S. Bank N.A.)	900,000	900,000
Kansas City Financing Commission Tax Allocation Rev., Series 2006 B, (Briarcliff West), VRDN, 0.32%, 10/1/10 (LOC: M&I Marshall & Ilsley Bank and FHLB)	9,130,000	9,130,000

9

Premium Money Market

Principal Amount	Value
Kentucky Housing Corp. Rev., Series 2008 B, VRDN, 0.32%, 10/1/10 (SBBPA: Lloyds TSB Bank plc)	$2,910,000	$2,910,000
King County Housing Auth. Rev., (Auburn Court Apartments), VRDN, 0.32%, 10/7/10 (FNMA)(LIQ FAC: FNMA)	11,445,000	11,445,000
Lansing Economic Development Corp. Rev., (Accident Fund), VRDN, 0.30%, 10/1/10 (LOC: FHLB)	2,250,000	2,250,000
Los Angeles Multifamily Rev., Series 2001 F, (Housing-San Regis), VRDN, 0.24%, 10/7/10 (FNMA)(LIQ FAC: FNMA)	975,000	975,000
Los Angeles Tax & Rev. Anticipation Notes GO, 2.00%, 5/31/11	10,000,000	10,079,039
Louisiana Public Facilities Auth. Rev., (Dynamic Fuels LLC), VRDN, 0.29%, 10/1/10 (LOC: JPMorgan Chase Bank N.A.)	23,415,000	23,415,000
Massachusetts Health & Educational Facilities Auth. Rev., Series 2008 G, (South Shore Hospital), VRDN, 0.30%, 10/7/10 (AGM)(SBBPA: JPMorgan Chase Bank N.A.)	5,000,000	5,000,000
Mississippi Business Finance Corp. Rev., (Aurora Flight Sciences Corp.), VRDN, 0.40%, 10/1/10 (LOC: Branch Banking & Trust)	12,085,000	12,085,000
Mississippi Business Finance Corp. Rev., Series 2006 R1, (Brown Bottling Group, Inc.), VRDN, 0.35%, 10/1/10 (LOC: Trustmark National Bank and FHLB)	8,175,000	8,175,000
Mississippi GO, 6.25%, 2/1/11	1,500,000	1,528,110
Mobile Industrial Development Board Solid Waste Disposal Rev., (Alabama Power-Barry Plant), VRDN, 0.31%, 10/1/10	3,000,000	3,000,000
Montebello COP, VRDN, 0.60%, 10/6/10 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement System)	6,470,000	6,470,000
Morgan Hill Redevelopment Agency Tax Allocation Rev., Series 2008 B, (Ojo de Agua Redevelopment Area), VRDN, 0.40%, 10/7/10 (LOC: Scotiabank)	12,955,000	12,955,000
Nevada Housing Division Multi-Family Housing Rev., (Golden Apartments), VRDN, 0.32%, 10/7/10 (FHLMC)(LIQ FAC: FHLMC)	1,600,000	1,600,000
Nevada Multi Unit Housing Division Rev., Series 2002 B, VRDN, 0.42%, 10/7/10 (FNMA)(LIQ FAC: FNMA)	990,000	990,000
New Jersey Economic Development Auth. Rev., Series 2006 B, (Accurate Box Co., Inc.), VRDN, 0.33%, 10/7/10 (LOC: Sun Bank N.A. and Wells Fargo Bank N.A.)	660,000	660,000
New Mexico Educational Assistance Foundation Rev., Series 2003 A2, VRDN, 0.30%, 10/6/10 (LOC: Royal Bank of Canada)	3,000,000	3,000,000
New Mexico Educational Assistance Foundation Rev., Series 2009 A, (Education Loan), VRDN, 0.30%, 10/6/10 (LOC: Royal Bank of Canada)	2,600,000	2,600,000
Newport Mesa Unified School District Rev., 2.50%, 1/17/11	2,500,000	2,509,102
North Carolina Medical Care Commission Rev., (Cornelia Nixon Davis, Inc), VRDN, 0.32%, 10/7/10 (LOC: Wachovia Bank N.A.)	5,475,000	5,475,000
Orange County Housing Finance Auth. Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.25%, 10/6/10 (LOC: FNMA)	1,115,000	1,115,000

10

Premium Money Market

Principal Amount	Value
Oregon Housing & Community Services Department Rev., Series 2009 B1, (Pearl Family Housing), VRDN, 0.37%, 10/7/10 (LOC: U.S. Bank N.A.)	$3,650,000	$3,650,000
Pasadena COP, (Los Robles Avenue Parking Facilities), VRDN, 0.32%, 10/5/10 (LOC: Bank of New York and California State Teachers’ Retirement System)	300,000	300,000
Peninsula Ports Auth. Rev., Series 1987 D, (Dominion Term), VRDN, 0.28%, 10/1/10 (LOC: U.S. Bank N.A.)	7,320,000	7,320,000
Putnam County Development Auth. Pollution Control Rev., (Georgia Power Co.- Plant Branch), VRDN, 0.40%, 10/1/10	6,025,000	6,025,000
Putnam Hospital Center Rev., VRDN, 0.49%, 10/6/10 (LOC: JPMorgan Chase Bank N.A.)(2)	2,935,000	2,935,000
Salinas COP, (Fairways Golf), VRDN, 0.40%, 10/7/10 (LOC: Rabobank N.A. and Cooperative Centrale)	4,660,000	4,660,000
Salinas Economic Development Rev., Series 2007 B, (Monterey County Public Building), VRDN, 0.65%, 10/1/10 (LOC: Bank of New York)	750,000	750,000
Santa Rosa Wastewater Rev., Series 2004 A, VRDN, 0.43%, 10/7/10 (LOC: Landesbank Baden-Wurttemberg)	10,380,000	10,380,000
South Carolina Public Service Auth. Rev., Series 2010 A, (Santee Cooper), VRN, 0.51%, 10/15/10	10,001,000	10,001,000
Southeast Industrial Development Agency Rev., (Powers Fasteners, Inc.), VRDN, 0.49%, 10/7/10 (LOC: Bank of New York)	2,500,000	2,500,000
Southeast Industrial Development Agency Rev., (Powers Fasteners, Inc.), VRDN, 0.49%, 10/7/10 (LOC: JPMorgan Chase Bank N.A.)(2)	2,080,000	2,080,000
St. James Parish Pollution Control Rev., Series 1988 B, (Texaco), VRDN, 0.28%, 10/1/10	12,975,000	12,975,000
St. Paul Sales Tax Rev., Series 2009 A, (Rivercentre Arena), VRDN, 0.28%, 10/7/10 (LOC: U.S. Bank N.A.)	5,900,000	5,900,000
Tahoe Forest Hospital District Rev., (Healthcare Facility), VRDN, 0.33%, 10/1/10 (LOC: U.S. Bank N.A.)	1,345,000	1,345,000
Texas GO, Series 2002 IB, (Veterans Housing), VRDN, 0.30%, 10/6/10 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	5,000,000	5,000,000
Trimble Kentucky Association of Countys Various Lease Program Rev., Series 2008 A, VRDN, 0.30%, 10/1/10 (LOC: U.S. Bank N.A.)	3,725,000	3,725,000
University of Kansas Hospital Auth. Health Facilities Rev., (Health System), VRDN, 0.33%, 10/1/10 (LOC: U.S. Bank N.A.)	13,805,000	13,805,000
Washington Economic Development Finance Auth. Rev., Series 2006 G, (Wesmar Co., Inc.), VRDN, 0.51%, 10/7/10 (LOC: U.S. Bank N.A.)	1,620,000	1,620,000
Washington Economic Development Finance Auth. Rev., Series 2007 K, (Ocean Gold Seafoods, Inc.), VRDN, 0.51%, 10/7/10 (LOC: Wells Fargo Bank N.A.)	1,330,000	1,330,000
Washington Industrial Development Auth. Rev., (Pauwels), VRDN, 0.57%, 10/7/10 (LOC: Bank of America N.A.)	1,775,000	1,775,000

11

Premium Money Market

Principal Amount	Value
Wisconsin Health & Educational Facilities Auth. Rev., Series 2008 A, (ProHealth Care, Inc.), VRDN, 0.33%, 10/1/10 (LOC: U.S. Bank N.A.)	$6,000,000	$6,000,000
Wisconsin Health & Educational Facilities Auth. Rev., Series 2008 C, (Meriter Hospital, Inc.), VRDN, 0.33%, 10/1/10 (LOC: U.S. Bank N.A.)	1,200,000	1,200,000
TOTAL MUNICIPAL SECURITIES		341,772,430
U.S. Government Agency Securities — 11.1%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY SECURITIES — 1.1%
FHLB, VRN, 0.37%, 10/1/10	10,000,000	10,000,000
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 10.0%
FHLB, 0.50%, 10/19/10	10,000,000	9,999,902
FHLB, 0.25%, 11/26/10	14,500,000	14,497,676
FHLB, 4.875%, 12/10/10	1,090,000	1,099,417
FHLB, 3.625%, 12/17/10	18,000,000	18,124,561
FHLB, 0.40%, 1/4/11	10,000,000	9,999,069
FHLB, 0.75%, 1/18/11	15,000,000	15,014,801
FHLB, 0.60%, 5/10/11	10,000,000	9,998,183
FHLB, 0.65%, 5/19/11	10,000,000	10,000,000
FHLB, 0.43%, 10/7/11	6,000,000	6,000,000
		94,733,609
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		104,733,609
Corporate Bonds — 10.9%
Astin Redevelopment LP, VRDN, 0.35%, 10/1/10	3,500,000	3,500,000
Castleton United Methodist Church, Inc., VRDN, 0.61%, 10/6/10 (LOC: U.S. Bank N.A.)	3,000,000	3,000,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.33%, 10/7/10	8,753,000	8,753,000
D & I Properties LLC, VRDN, 0.35%, 10/6/10	1,400,000	1,400,000
DCC Development Corp., VRDN, 0.30%, 10/7/10	5,600,000	5,600,000
First Baptist Church of Opelika, VRDN, 0.35%, 10/1/10 (LOC: FHLB)	6,185,000	6,185,000

	Principal Amount/ Shares	Value
Flatley Hospitality LLC, VRDN, 0.30%, 10/7/10	$600,000	$600,000
GFRE Holdings LLC, VRDN, 0.30%, 10/7/10	1,930,000	1,930,000
Grace Community Church of Amarillo, VRDN, 0.50%, 10/1/10 (LOC: Wells Fargo Bank N.A.)	1,670,000	1,670,000
High Track LLC, VRDN, 0.30%, 10/6/10	8,625,000	8,625,000
Jaxon Arbor LLC, VRDN, 0.30%, 10/7/10	5,375,000	5,375,000
JBR, Inc., VRDN, 0.55%, 10/7/10	5,790,000	5,790,000
Manse on Marsh LP, VRDN, 0.51%, 10/7/10	11,355,000	11,355,000
Ness Family Partners LP, VRDN, 0.37%, 10/6/10	1,580,000	1,580,000
New Cingular Wireless Services, Inc., 7.875%, 3/1/11	12,967,000	13,362,990
Relay Relay LLC, VRDN, 1.01%, 10/7/10	7,460,000	7,460,000
RMD Note Issue, LLC, VRDN, 0.30%, 10/6/10	165,000	165,000
Salvation Army (The), VRDN, 0.49%, 10/7/10 (LOC: Bank of New York)	2,000,000	2,000,000
Salvation Army (The), VRDN, 0.49%, 10/7/10 (LOC: Bank of New York)	7,500,000	7,500,000
Summit Utilities, Inc., VRDN, 0.46%, 10/6/10	7,615,000	7,615,000
TOTAL CORPORATE BONDS		103,465,990
Certificates Of Deposit — 1.1%
Barclays Bank plc, VRN, 0.42%, 10/1/10	10,000,000	10,000,000
Temporary Cash Investments —0.3%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	2,890,015	2,890,015
TOTAL INVESTMENT SECURITIES — 101.1%		954,878,511
OTHER ASSETS AND LIABILITIES — (1.1)%		(10,256,572)
TOTAL NET ASSETS — 100.0%		$944,621,939

12

Premium Money Market

Notes to Schedule of Investments

AGM - Assured Guaranty Municipal Corporation

COP - Certificates of Participation

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GO - General Obligation

LIQ FAC - Liquidity Facilities

LOC - Letter of Credit

SBBPA - Standby Bond Purchase Agreement

VRDN - Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN - Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $258,266,203, which represented 27.3% of total net assets. None of these securities were considered illiquid.

See Notes to Financial Statements.

13

 Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$954,878,511
Cash	36,510
Receivable for investments sold	738,000
Receivable for capital shares sold	922,966
Interest receivable	708,104
957,284,091

Liabilities
Payable for capital shares redeemed	12,351,541
Accrued management fees	308,544
Dividends payable	2,067
12,662,152

Net Assets	$944,621,939

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	944,998,245

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$944,993,437
Accumulated net realized loss on investment transactions	(371,498)
$944,621,939

See Notes to Financial Statements.

14

 Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$2,017,483

Expenses:
Management fees	2,203,475
Trustees’ fees and expenses	15,219
Other expenses	4,583
2,223,277
Fees waived	(254,361)
1,968,916

Net investment income (loss)	48,567

Net realized gain (loss) on investment transactions	892

Net Increase (Decrease) in Net Assets Resulting from Operations	$49,459

See Notes to Financial Statements.

15

 Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$48,567	$2,760,614
Net realized gain (loss)	892	(636)
Net increase (decrease) in net assets resulting from operations	49,459	2,759,978

Distributions to Shareholders
From net investment income	(48,567)	(2,760,614)

Capital Share Transactions
Proceeds from shares sold	180,541,732	443,192,387
Proceeds from reinvestment of distributions	35,669	1,962,762
Payments for shares redeemed	(225,031,212)	(585,578,296)
Net increase (decrease) in net assets from capital share transactions	(44,453,811)	(140,423,147)

Net increase (decrease) in net assets	(44,452,919)	(140,423,783)

Net Assets
Beginning of period	989,074,858	1,129,498,641
End of period	$944,621,939	$989,074,858

Transactions in Shares of the Fund
Sold	180,541,732	443,192,387
Issued in reinvestment of distributions	35,669	1,962,762
Redeemed	(225,031,212)	(585,578,296)
Net increase (decrease) in shares of the fund	(44,453,811)	(140,423,147)

See Notes to Financial Statements.

16

 Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities are generally valued at amortized cost, which approximates current market value. Investments in open-end management investment companies are valued at the reported net asset value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not generally expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

17

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee before waiver for the six months ended September 30, 2010, was 0.46%. The effective annual management fee after waiver for the six months ended September 30, 2010 was 0.40%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Commercial Paper	—	$392,016,467	—
Municipal Securities	—	341,772,430	—
U.S. Government Agency Securities	—	104,733,609	—
Corporate Bonds	—	103,465,990	—
Certificates of Deposit	—	10,000,000	—
Temporary Cash Investments	$2,890,015	—	—
Total Value of Investment Securities	$2,890,015	$951,988,496	—

4. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2010, the fund did not utilize the program.

5. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the fund had accumulated capital losses of $(372,390), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2013	2014	2015	2016	2017	2018
$(446)	$(885)	$(3,164)	$(10,427)	$(356,832)	$(636)

19

 Financial Highlights
Premium Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	—	(2)	— (2)	0.02	0.05	0.05	0.03
Distributions
From Net Investment Income	—	(2)	— (2)	(0.02)	(0.05)	(0.05)	(0.03)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.01%		0.25%	2.20%	4.70%	4.98%	3.41%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.40	%(4)	0.46%	0.47%	0.43%	0.41%	0.45%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.46	%(4)	0.47%	0.49%	0.47%	0.47%	0.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01	%(4)	0.26%	2.18%	4.58%	4.89%	3.41%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.05	)%(4)	0.25%	2.16%	4.54%	4.83%	3.39%
Net Assets, End of Period (in thousands)	$944,622		$989,075	$1,129,499	$1,191,746	$917,778	$641,249

(1)	Six months ended September 30, 2010 (unaudited).

(2)	Per-share amount was less than $0.005.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

20

 Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	760,502,788
	Against:	8,436,486
	Abstain:	10,970,968
	Broker Non-Vote:	49,617,066

21

 Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board also considered information received in connection with its ongoing oversight and quarterly evaluation, directly and through the committees of the Board, of the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

22

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board members may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

23

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify within or among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

24

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

25

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders.

26

 Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

 Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. 1-3 Month Treasury Bill Index is the 1-3 month component of the U.S. Treasury Bill Index. The U.S. Treasury Bill Index includes U.S. Treasury bills with a maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate Bond Index (investment-grade) consists of publicly issued U.S. corporate and specified foreign debentures that are SEC-registered and meet specific maturity, liquidity, and quality requirements.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded.

The Barclays Capital U.S. MBS Index (mortgage-backed securities) is a component of the U.S. Aggregate Bond Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Bond Index (a subset of the U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes Treasury Bills.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities issued by the U.S. Treasury with a remaining maturity of one year or more.

28

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69834

Semiannual Report
September 30, 2010

American Century Investments®

Prime Money Market Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Prime Money Market

Performance	4
Yields	5
Portfolio at a Glance	5
Portfolio Composition by Maturity	5

Shareholder Fee Example	6

Financial Statements

Schedule of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	21

Other Information

Proxy Voting Results	25
Approval of Management Agreement	26
Additional Information	31
Index Definitions	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

 President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

 Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic, Investor Uncertainty

Bonds produced solid returns during the six months ended September 30, 2010 (see the accompanying table). Economic growth and financial market performance were uneven, fueling investor uncertainty, which helped demand for bonds. On the one hand, the economy managed positive growth so far in 2010. On the other hand, the housing market and consumer debt levels remained concerns, while the unemployment rate ended September at 9.6%. The Federal Reserve (the Fed) talked about the growing risk of deflation, and investors began to anticipate another round of quantitative easing (government bond purchases by the Fed to further expand the money supply). To help keep borrowing costs low and stimulate growth, the Fed kept its short-term interest rate target (a key determinant of money market yields) near zero.

Paltry interest rates encouraged investors to reach for more yield, helping longer-dated, higher-yielding securities do best. In the Treasury market, this meant the 30-year bond was by far the best-performing maturity segment. Corporate bonds also benefited from demand by yield-hungry investors; however, worries about the economy and potential fallout from the sovereign debt crisis meant higher-quality investment-grade debt was favored over high-yield bonds.

Government agency mortgage-backed securities (MBS) had modest, positive returns, but lagged other segments of the taxable bond market. In part this was because the Fed ended its active support for this market in March 2010. In addition, MBS yields were at historically low levels relative to Treasuries, meaning they offered little incentive for investors to take on the additional risks these securities entail.

Cash returns were essentially flat for the six months, reflecting the Fed’s policy of extremely low rates. Finally, Treasury inflation-linked securities had positive returns but lagged nominal Treasuries in this low-inflation environment.

Yield Curve Fell, Flattened

With the Fed openly debating the possibility of deflation and investors buying longer-term Treasuries, the Treasury yield curve shifted lower and flattened during the six months. The two-year Treasury note yield fell from 1.02% to 0.43%, and its 30-year counterpart (most sensitive to inflation/deflation concerns) fell from 4.71% to 3.69%.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2010*
Barclays Capital U.S. Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
Three-Month Bill	0.09%	Corporate (investment-grade)	8.29%
Two-Year Note	1.79%	Treasury	7.54%
10-Year Note	13.25%	Corporate High-Yield	6.60%
30-Year Bond	20.70%	TIPS (inflation-linked)	6.40%
* Total returns for periods less than one year are not annualized.		Aggregate	6.05%
		MBS (mortgage-backed)	3.52%

3

 Performance
Prime Money Market

Total Returns as of September 30, 2010
Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BPRXX	0.01%(2)	0.01%(2)	2.72%(2)	2.37%(2)	3.49%(2)	11/17/93
Barclays Capital U.S. 1-3 Month Treasury Bill Index	—	0.08%	0.11%	2.48%	2.41%	3.52%(3)	—
Lipper Money Market Instrument Funds Average Return(4)	—	0.02%	0.03%	2.35%	2.05%	3.27%(3)	—
Investor Class’s Lipper Ranking Among Money Market Instrument Funds(4)	—	—	163 of 284	18 of 247	34 of 200	24 of 101(3)	—
A Class No sales charge* With sales charge*	ACAXX	0.01%(2) -0.99%(2)	0.01%(2) 0.01%(2)	2.53%(2) 2.53%(2)	2.14%(2) 2.14%(2)	2.62%(2) 2.62%(2)	8/28/98
B Class No sales charge* With sales charge*	BPMXX	0.01%(2) -4.99%(2)	0.01%(2) -3.99%(2)	1.98%(2) 1.79%(2)	— —	1.49%(2) 1.49%(2)	1/31/03
C Class No sales charge* With sales charge*	ARCXX	0.01%(2) -0.99%(2)	0.01%(2) 0.01%(2)	2.16%(2) 2.16%(2)	— —	1.52%(2) 1.52%(2)	5/7/02

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class and C Class shares may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

(3)	Since 11/30/93, the date nearest the Investor Class’s inception for which data are available.

(4)
Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.

Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Prime Money Market

Total Annual Fund Operating Expenses
Investor Class	A Class	B Class	C Class
0.59%	0.84%	1.59%	1.34%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Yields as of September 30, 2010
	Investor Class	A Class	B Class	C Class
7-Day Current Yield (after waiver)*	0.01%	0.01%	0.01%	0.01%
7-Day Current Yield (before waiver)	-0.20%	-0.45%	-1.20%	-0.95%
7-Day Effective Yield (after waiver)*	0.01%	0.01%	0.01%	0.01%

*Yields would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

Portfolio at a Glance
As of 9/30/10
Weighted Average Maturity	41 days
Weighted Average Life	57 days

Portfolio Composition by Maturity
% of fund investments as of 9/30/10
1 – 30 days	58%
31 – 90 days	28%
91 – 180 days	8%
More than 180 days	6%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

5

 Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10		Expenses Paid During Period(1) 4/01/09 – 9/30/10	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10		$1.86	0.37%
Investor Class (before waiver)	$1,000	$1,000.10	(2)	$2.91	0.58%
A Class (after waiver)	$1,000	$1,000.10		$1.86	0.37%
A Class (before waiver)	$1,000	$1,000.10	(2)	$4.16	0.83%
B Class (after waiver)	$1,000	$1,000.10		$1.86	0.37%
B Class (before waiver)	$1,000	$1,000.10	(2)	$7.92	1.58%
C Class (after waiver)	$1,000	$1,000.10		$1.86	0.37%
C Class (before waiver)	$1,000	$1,000.10	(2)	$6.67	1.33%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.21		$1.88	0.37%
Investor Class (before waiver)	$1,000	$1,022.16		$2.94	0.58%
A Class (after waiver)	$1,000	$1,023.21		$1.88	0.37%
A Class (before waiver)	$1,000	$1,020.91		$4.20	0.83%
B Class (after waiver)	$1,000	$1,023.21		$1.88	0.37%
B Class (before waiver)	$1,000	$1,017.15		$7.99	1.58%
C Class (after waiver)	$1,000	$1,023.21		$1.88	0.37%
C Class (before waiver)	$1,000	$1,018.40		$6.73	1.33%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

7

 Schedule of Investments
Prime Money Market

SEPTEMBER 30, 2010 (UNAUDITED)

	Principal Amount	Value
Commercial Paper(1) — 47.5%
Austin Texas, 0.38%, 10/12/10	$1,600,000	$1,599,814
Austin Texas, 0.39%, 10/29/10	13,000,000	12,996,158
Austin Texas, 0.36%, 11/2/10	2,750,000	2,749,144
Board of Trustees of The Leland Stanford Junior University (The), 0.23%, 11/12/10	15,000,000	14,995,975
Catholic Health Initiatives, 0.45%, 11/8/10	71,763,000	71,763,000
Catholic Health Initiatives, 0.32%, 1/13/11	29,000,000	29,000,000
Chariot Funding LLC, 0.25%, 11/15/10(2)	30,000,000	29,990,625
Chariot Funding LLC, 0.25%, 11/16/10(2)	28,700,000	28,690,832
Chariot Funding LLC, 0.25%, 12/1/10(2)	21,700,000	21,690,808
Charta Corp., 0.24%, 10/4/10(2)	49,750,000	49,749,005
Chicago Illinois, 0.61%, 10/6/10	20,000,000	19,998,333
Chicago Illinois, 0.50%, 11/3/10	40,000,000	39,981,667
Citibank Credit Card Issuance Trust, 0.31%, 10/13/10(2)	18,000,000	17,998,140
Citibank Credit Card Issuance Trust, 0.27%, 10/29/10(2)	45,000,000	44,990,550
Crown Point Capital Co. LLC, 0.35%, 11/9/10(2)	14,600,000	14,594,464
Crown Point Capital Co. LLC, 0.35%, 11/10/10(2)	29,000,000	28,988,722
Crown Point Capital Co. LLC, 0.35%, 11/17/10(2)	12,000,000	11,994,517
Crown Point Capital Co. LLC, 0.35%, 11/4/10(2)	35,000,000	34,988,431
Falcon Asset Securitization Co. LLC, 0.23%, 10/12/10(2)	29,000,000	28,997,962
Govco LLC, 0.32%, 11/15/10(2)	70,000,000	69,972,000
Govco LLC, 0.73%, 12/13/10(2)	10,000,000	9,985,197
Govco LLC, 0.40%, 3/4/11(2)	23,600,000	23,559,618
Honeywell International, Inc., 0.60%, 12/27/10(2)	15,000,000	14,978,250
Jupiter Securitization Co. LLC, 0.27%, 10/5/10(2)	25,031,000	25,030,249
Jupiter Securitization Co. LLC, 0.25%, 11/18/10(2)	35,500,000	35,488,167
Legacy Capital LLC, 0.45%, 10/6/10(2)	9,000,000	8,999,437
Legacy Capital LLC, 0.40%, 10/12/10(2)	18,600,000	18,597,727
Legacy Capital LLC, 0.35%, 10/14/10(2)	23,000,000	22,997,093
Legacy Capital LLC, 0.35%, 11/19/10(2)	41,200,000	41,180,373
Lexington Parker Capital, 0.45%, 10/4/10(2)	31,000,000	30,998,837
Lexington Parker Capital, 0.45%, 10/5/10(2)	30,000,000	29,998,500
Lexington Parker Capital, 0.45%, 10/6/10(2)	18,000,000	17,998,875
Lexington Parker Capital, 0.40%, 10/12/10(2)	9,000,000	8,998,900
Lower Colorado River Auth., 0.32%, 12/15/10	15,000,000	15,000,000
Nestle Capital Corp., 0.35%, 10/19/10(2)	27,000,000	26,995,275
Oakland-Alameda County, 0.23%, 10/7/10	36,055,000	36,055,000
Salvation Army (The), 0.32%, 11/3/10	34,500,000	34,500,000
Salvation Army (The), 0.27%, 12/2/10	5,000,000	4,997,675
Shell International Finance BV, 0.60%, 4/1/11(2)	101,775,000	101,466,226
St. Joseph County, 0.24%, 10/29/10	42,011,000	42,003,407
University of Texas, 0.24%, 10/25/10	20,000,000	20,000,000
Wal-Mart Stores, Inc., 0.20%, 10/19/10(2)	40,000,000	39,996,000
TOTAL COMMERCIAL PAPER		1,185,554,953
Municipal Securities — 32.4%
ABAG Finance Auth. for Nonprofit Corps. Rev., (899 Charleston LLC), VRDN, 0.29%, 10/1/10 (LOC: LaSalle Bank N.A.)	4,545,000	4,545,000
ABAG Finance Auth. for Nonprofit Corps. Rev., Series 2002 B, (Public Policy Institute), VRDN, 0.50%, 10/7/10 (LOC: Wells Fargo Bank N.A.)	2,435,000	2,435,000

8

Prime Money Market

	Principal Amount	Value
Alameda County Industrial Development Auth. Rev., (Segale Bros. Wood Products), VRDN, 0.30%, 10/7/10 (LOC: Bank of the West)	$1,920,000	$1,920,000
Alliance Community Hospital Rev., (Alliance Obligated Group), VRDN, 0.33%, 10/1/10 (Radian) (LOC: JPMorgan Chase Bank N.A.)	4,500,000	4,500,000
Appling County Development Auth. Pollution Control Rev., (Georgia Power Co.- Plant Hatch), VRDN, 0.40%, 10/1/10	7,200,000	7,200,000
Bartow County Development Auth. Pollution Control Rev., (Georgia Power Co.- Plant Bowen), VRDN, 0.42%, 10/1/10	1,000,000	1,000,000
Brazos River Harbor Navigation District Brazoria County Rev., (BASF Corp.), VRDN, 0.44%, 10/6/10	4,000,000	4,000,000
Brazos River Harbor Navigation District Rev., (BASF Corp.), VRDN, 0.44%, 10/6/10	6,600,000	6,600,000
California Department of Water Resources Power Supply Rev., Series 2005 G3, VRDN, 0.26%, 10/7/10 (AGM) (SBBPA: JPMorgan Chase Bank N.A.)	3,000,000	3,000,000
California School Cash Reserve Program Auth. Rev., Series 2010 B, 2.00%, 6/1/11	32,000,000	32,232,119
California Statewide Communities Development Auth. Multifamily Housing Rev., Series 2007 GT, (Westgate Pasadena Apartments), VRDN, 0.38%, 10/7/10 (LOC: Bank of America N.A.)	12,475,000	12,475,000
Chicago O’Hare International Airport Special Facility Rev., (Lufthansa German), VRDN, 0.29%, 10/6/10 (LOC: Bayerische Landesbank)	4,870,000	4,870,000
Chula Vista Industrial Development Rev., Series 2006 A, (San Diego Gas & Electric Co.), VRDN, 0.26%, 10/6/10	15,900,000	15,900,000
Colorado Educational & Cultural Facilities Auth. Rev., Series 2005 C1, (National Jewish Federation Bond Program), VRDN, 0.30%, 10/1/10 (LOC: U.S. Bank N.A.)	10,890,000	10,890,000
Connecticut Housing Finance Auth. Rev., Series 2008 A5, (Housing Mortgage Finance), VRDN, 0.25%, 10/7/10 (SBBPA: FHLB)	47,905,000	47,905,000
Durham GO, VRDN, 0.36%, 10/6/10 (SBBPA: Bank of America N.A.)	5,750,000	5,750,000
El Monte COP, Series 2003 B, (Community Improvement), VRDN, 0.55%, 10/7/10 (LOC: Union Bank of California N.A. and California State Teachers’ Retirement System)	2,150,000	2,150,000
Escambia County Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.43%, 10/1/10	19,700,000	19,700,000
Fairfield Pension Obligation Rev., Series 2005 A, VRDN, 0.60%, 10/7/10 (LOC: Landesbank Hessen-Thuringen Girozentrale)	6,115,000	6,115,000
Glendale Industrial Development Auth. Rev., Series 2005 A, (Thunderbird-Garvin School), VRDN, 0.35%, 10/7/10 (LOC: Bank of New York)	6,600,000	6,600,000
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 C1, (Methodist Hospital System), VRDN, 0.28%, 10/1/10	33,000,000	33,000,000
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2009 C2, (Methodist Hospital System), VRDN, 0.28%, 10/1/10	11,100,000	11,100,000
Harris County Health Facilities Development Corp. Rev., Series 2008 A2, (Methodist Hospital System), VRDN, 0.28%, 10/1/10	7,000,000	7,000,000
Highlands County Health Facilities Auth. Rev., Series 2005 I, (Adventist Health System), VRDN, 0.25%, 10/7/10	7,500,000	7,500,000

9

Prime Money Market

Principal Amount	Value
Iowa Finance Auth. Private College Rev., (Central College), VRDN, 0.33%, 10/1/10 (LOC: Wells Fargo Bank N.A.)	$2,600,000	$2,600,000
JJB Properties LLC Rev., (Rental Property), VRDN, 0.28%, 10/7/10 (LOC: Arvest Bank and FHLB)	5,750,000	5,750,000
Kansas City Financing Commission Tax Allocation Rev., Series 2006 B, (Briarcliff West), VRDN, 0.32%, 10/1/10 (LOC: M&I Marshall & Ilsley Bank and FHLB)	9,605,000	9,605,000
Kentucky Housing Corp. Rev., Series 2006 O, VRDN, 0.36%, 10/1/10 (SBBPA: BNP Paribas)	13,785,000	13,785,000
Kentucky Housing Corp. Rev., Series 2008 B, VRDN, 0.32%, 10/1/10 (SBBPA: Lloyds TSB Bank plc)	6,765,000	6,765,000
Lansing Economic Development Corp. Rev., (Accident Fund), VRDN, 0.30%, 10/1/10 (LOC: FHLB)	8,000,000	8,000,000
Long Island Power Auth. Electric System Rev., Series 1998-2B, VRDN, 0.30%, 10/1/10 (LOC: Bayerische Landesbank)	21,840,000	21,840,000
Los Angeles Tax & Rev. Anticipation Notes GO, 2.00%, 5/31/11	15,000,000	15,118,558
Louisiana Public Facilities Auth. Rev., (Dynamic Fuels LLC), VRDN, 0.29%, 10/1/10 (LOC: JPMorgan Chase Bank N.A.)	9,000,000	9,000,000
Massachusetts Health & Educational Facilities Auth. Rev., Series 2008 G, (South Shore Hospital), VRDN, 0.30%, 10/7/10 (AGM) (SBBPA: JPMorgan Chase Bank N.A.)	12,000,000	12,000,000
Massachusetts Health & Educational Facilities Auth. Rev., Series 2008 N1, (Tufts University), VRDN, 0.27%, 10/1/10 (SBBPA: JPMorgan Chase Bank N.A.)	11,200,000	11,200,000
Minneapolis & St. Paul Housing & Redevelopment Auth. Healthcare System Rev., Series 2007 A, (Children’s Hospitals and Clinics), VRDN, 0.34%, 10/1/10 (AGM) (SBBPA: U.S. Bank N.A.)	7,400,000	7,400,000
Minneapolis & St. Paul Housing & Redevelopment Auth. Healthcare Rev., Series 2007 AII, (Children’s Hospitals and Clinics), VRDN, 0.34%, 10/1/10 (AGM) (SBBPA: U.S. Bank N.A.)	11,750,000	11,750,000
Minnesota Office of Higher Education Rev., Series 2008 A, (Student Supplement), VRDN, 0.28%, 10/7/10 (LOC: U.S. Bank N.A.)	6,000,000	6,000,000
Mississippi Business Finance Corp. Industrial Development Rev., (Medical Development Properties LLC), VRDN, 0.35%, 10/1/10 (LOC: BancorpSouth Bank and FHLB)	5,395,000	5,395,000
Mississippi Business Finance Corp. Rev., Series 2004 A, (Signal International), VRDN, 0.45%, 10/1/10 (LOC: General Electric Capital Corp.)	9,800,000	9,800,000
Mississippi Business Finance Corp. Rev., Series 2004 B, (Signal International), VRDN, 0.45%, 10/1/10 (LOC: General Electric Capital Corp.)	300,000	300,000
Mississippi Business Finance Corp. Rev., Series 2004 C, (Signal International), VRDN, 0.45%, 10/1/10 (LOC: General Electric Capital Corp.)	300,000	300,000
Mississippi Business Finance Corp. Rev., Series 2006 R1, (Brown Bottling Group, Inc.), VRDN, 0.35%, 10/1/10 (LOC: Trustmark National Bank and FHLB)	4,075,000	4,075,000

10

Prime Money Market

Principal Amount	Value
Missouri Health & Educational Facilities Auth. Rev., Series 2002 A, (Christian Brothers), VRDN, 0.27%, 10/7/10 (LOC: Commerce Bank N.A.)	$10,000,000	$10,000,000
New Mexico Educational Assistance Foundation Rev., Series 2003 A2, VRDN, 0.30%, 10/6/10 (LOC: Royal Bank of Canada)	7,000,000	7,000,000
New York City Housing Development Corp. Multifamily Rev., Series 2005 A, (270 East Burnside), VRDN, 0.26%, 10/6/10 (LIQ FAC: FNMA)	6,400,000	6,400,000
New York City Transitional Fin. Auth. Rev., Series 1998 C, (Future Tax Secured), VRDN, 0.29%, 10/1/10 (LOC: Bayerische Landesbank)	5,000,000	5,000,000
New York GO, Series 1994 H3, VRDN, 0.26%, 10/1/10 (AGM) (SBBPA: State Street Bank & Trust Co.)	4,200,000	4,200,000
New York GO, Series 2008 J13, VRDN, 0.32%, 10/1/10 (SBBPA: Lloyds TSB Bank plc)	47,900,000	47,900,000
New York Housing Finance Agency Rev., Series 2003 A, (Biltmore Tower Housing), VRDN, 0.26%, 10/6/10 (LOC: FNMA) (LIQ FAC: FNMA)	43,300,000	43,300,000
Newport Mesa Unified School District Rev., 2.50%, 1/17/11	5,000,000	5,018,203
Pasadena COP, (Los Robles Avenue Parking Facilities), VRDN, 0.32%, 10/5/10 (LOC: Bank of New York and California State Teachers’ Retirement System)	6,000,000	6,000,000
Plymouth Health Facilities Rev., Series 1994 B, (WestHealth), VRDN, 0.27%, 10/7/10 (AGM) (LOC: U.S. Bank N.A.)	9,260,000	9,260,000
Plymouth Rev., (Carlson Center), VRDN, 0.32%, 10/7/10 (AGM) (LOC: U.S. Bank N.A.)	375,000	375,000
Portland GO, (Pension Bonds), VRDN, 0.36%, 10/6/10 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	77,355,000	77,354,697
Quincy Rev., (Blessing Hospital), VRDN, 0.30%, 10/1/10 (LOC: JPMorgan Chase Bank N.A.)	3,400,000	3,400,000
Rhode Island Health & Educational Building Corp. Rev., (Bryant University), VRDN, 0.27%, 10/6/10 (LOC: TD Banknorth N.A.)	20,305,000	20,305,000
Roanoke Industrial Development Auth. Hospital Rev., Series 2005 C1, (Carilion Health System), VRDN, 0.29%, 10/1/10 (AGM) (SBBPA: Wachovia Bank N.A.)	19,000,000	19,000,000
Robbinsdale Rev., Series 2008 A2, (North Memorial), VRDN, 0.33%, 10/1/10 (LOC: Wells Fargo Bank N.A.)	29,000,000	29,000,000
Santa Ana Multifamily Housing Auth. Rev., Series 1996 A, (Vintage Apartments), VRDN, 0.45%, 10/7/10 (LOC: FNMA) (LIQ FAC: FNMA)	5,235,000	5,235,000
Santa Rosa Pension Obligation Rev., Series 2003 A, VRDN, 0.60%, 10/7/10 (LOC: Landesbank Hessen-Thuringen Girozentrale)	12,875,000	12,875,000
South Carolina Public Service Auth. Rev., Series 2010 A, (Santee Cooper), VRN, 0.51%, 10/15/10	20,000,000	20,000,000
St. James Parish Pollution Control Rev., Series 1988 B, (Texaco), VRDN, 0.28%, 10/1/10	9,150,000	9,150,000
Texas GO, Series 2002 IB, (Veterans Housing), VRDN, 0.30%, 10/6/10 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	13,345,000	13,345,000
University Hospitals Auth. and Trust Rev., Series 2005 B, VRDN, 0.35%, 10/6/10 (LOC: Bank of America N.A.)	4,900,000	4,900,000

11

Prime Money Market

Principal Amount	Value
University of Colorado Hospital Auth. Rev., Series 2004 A, VRDN 0.33%, 10/6/10 (AGM) (SBBPA: Wells Fargo Bank N.A.)	$12,000,000	$12,000,000
University of Kansas Hospital Auth. Health Facilities Rev., (Health System), VRDN, 0.33%, 10/1/10 (LOC: U.S. Bank N.A.)	6,120,000	6,120,000
Wisconsin Health & Educational Facilities Auth. Rev., Series 2008 B, (ProHealth Care, Inc.), VRDN, 0.34%, 10/1/10 (LOC: Chase Manhattan Bank)	13,800,000	13,800,000
TOTAL MUNICIPAL SECURITIES		810,008,577
U.S. Government Agency Securities and Equivalents — 12.1%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY SECURITIES — 3.6%
FFCB, VRN, 0.69%, 10/1/10	14,000,000	14,039,015
FHLB, VRN, 0.31%, 10/1/10	25,000,000	25,000,000
FHLB, VRN, 0.37%, 10/1/10	50,000,000	50,000,000
		89,039,015
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 7.9%
FFCB, 4.875%, 2/18/11	24,700,000	25,118,158
FHLB, 0.50%, 11/24/10	50,570,000	50,580,854
FHLB, 0.33%, 12/10/10	15,000,000	14,996,117
FHLB, 3.875%, 12/10/10	4,000,000	4,026,111
FHLB, 0.40%, 12/28/10	28,750,000	28,748,267
FHLB, 0.75%, 1/18/11	35,000,000	35,034,536
FHLB, 0.65%, 5/19/11	25,000,000	25,000,000
FHLB, 0.43%, 10/7/11	14,000,000	14,000,000
		197,504,043
GOVERNMENT-BACKED CORPORATE BONDS(3) — 0.6%
General Electric Capital Corp., 1.80%, 3/11/11	10,010,000	10,067,790
State Street Bank and Trust Co., 1.85%, 3/15/11	4,659,000	4,687,263
		14,755,053
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS		301,298,111
Corporate Bonds — 7.0%
AT&T, Inc., 6.25%, 3/15/11	3,100,000	3,181,727
Blodgett Capital LLC, VRDN, 0.30%, 10/7/10	6,415,000	6,415,000
Campbell Soup Co., 6.75%, 2/15/11	5,067,000	5,188,423

	Principal Amount/ Shares	Value
Colorado Natural Gas, Inc., VRDN, 0.46%, 10/7/10	2,435,000	2,435,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.33%, 10/7/10	21,402,000	21,402,000
Herman & Kittle Capital LLC, VRDN, 0.27%, 10/7/10	1,365,000	1,365,000
High Track LLC, VRDN, 0.30%, 10/7/10	2,530,000	2,530,000
Jaxon Arbor LLC, VRDN, 0.30%, 10/7/10	1,000,000	1,000,000
Labcon North America, VRDN, 0.37%, 10/6/10	2,300,000	2,300,000
Lammert Building LP, VRDN, 0.27%, 10/7/10(2)	3,090,000	3,090,000
New Cingular Wireless Services, Inc., 7.875%, 3/1/11	54,385,000	56,052,895
Pfizer, Inc., VRDN, 2.24%, 12/15/10	4,000,000	4,038,567
RMD Note Issue, LLC, VRDN, 0.30%, 10/6/10	9,955,000	9,955,000
Royal Bank of Canada, VRN 0.43%, 10/1/10	8,000,000	8,002,342
Saddleback Valley Community Church, VRDN, 0.26%, 10/7/10	9,500,000	9,500,000
Salvation Army (The), VRDN, 0.49%, 10/7/10 (LOC: Bank of New York)	7,500,000	7,500,000
Salvation Army (The), VRDN, 0.49%, 10/7/10 (LOC: Bank of New York)	8,000,000	8,000,000
Unilever Capital Corp., 7.125%, 11/1/10	21,550,000	21,670,473
TOTAL CORPORATE BONDS		173,626,427
Certificates of Deposit — 0.8%
Barclays Bank plc, VRN, 0.42%, 10/1/10	20,000,000	20,000,000
Temporary Cash Investments — 0.1%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	3,154,445	3,154,445
TOTAL INVESTMENT SECURITIES — 99.9%		2,493,642,513
OTHER ASSETS AND LIABILITIES — 0.1%		3,340,177
TOTAL NET ASSETS — 100.0%		$2,496,982,690

12

Prime Money Market

Notes to Schedule of Investments

ABAG = Association of  Bay Area Governments

AGM = Assured Guaranty Municipal Corporation

COP = Certificates of Participation

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

GO = General Obligation

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

Radian = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $843,004,780, which represented 33.8% of total net assets. None of these securities were considered illiquid.

(3)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

See Notes to Financial Statements.

13

 Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,493,642,513
Cash	540,065
Receivable for investments sold	1,597,000
Receivable for capital shares sold	2,964,433
Interest receivable	2,174,173
2,500,918,184

Liabilities
Payable for capital shares redeemed	3,174,701
Accrued management fees	760,624
Dividends payable	169
3,935,494

Net Assets	$2,496,982,690

Net Assets Consist of:
Capital paid in	$2,497,517,208
Accumulated net realized loss on investment transactions	(534,518)
$2,496,982,690

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$2,394,427,289	2,394,942,485	$1.00
A Class	$98,674,212	98,706,034	$1.00
B Class	$1,508,743	1,509,074	$1.00
C Class	$2,372,446	2,373,207	$1.00

See Notes to Financial Statements.

14

 Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$4,923,898

Expenses:
Management fees	7,291,974
Distribution fees:
B Class	6,166
C Class	6,225
Service fees:
B Class	2,055
C Class	3,113
Distribution and service fees — A Class	132,795
Trustees’ fees and expenses	39,320
Other expenses	96,275
7,577,923
Fees waived	(2,771,251)
4,806,672

Net investment income (loss)	117,226

Net realized gain (loss) on investment transactions	870

Net Increase (Decrease) in Net Assets Resulting from Operations	$118,096

See Notes to Financial Statements.

15

 Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$117,226	$5,687,861
Net realized gain (loss)	870	(16,038)
Net increase (decrease) in net assets resulting from operations	118,096	5,671,823

Distributions to Shareholders
From net investment income:
Investor Class	(111,931)	(5,507,906)
A Class	(5,122)	(179,185)
B Class	(55)	(160)
C Class	(118)	(610)
Decrease in net assets from distributions	(117,226)	(5,687,861)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(60,139,882)	(402,930,241)

Net increase (decrease) in net assets	(60,139,012)	(402,946,279)

Net Assets
Beginning of period	2,557,121,702	2,960,067,981
End of period	$2,496,982,690	$2,557,121,702

See Notes to Financial Statements.

16

 Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the A Class, the B Class and the C Class. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities are generally valued at amortized cost, which approximates current market value. Investments in open-end management investment companies are valued at the reported net asset value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not generally expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

17

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. During the six months ended September 30, 2010, the investment advisor voluntarily agreed to waive 0.062% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2011, and cannot terminate it without consulting the Board of Trustees. The total amount of the waiver for each class for the six months ended September 30, 2010 was $2,507,032, $109,661, $1,693, and $2,554 for the Investor Class, A Class, B Class and C Class, respectively. The effective annual management fee before waiver for each class for the six months ended September 30, 2010, was 0.57%. The effective annual management fee after waiver for each class for the six months ended September 30, 2010 was 0.36%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.50% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2010, are detailed in the Statement of Operations.

In order to maintain a positive yield, ACIS may voluntarily waive a portion of its distribution and/or service fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. For the A Class, B Class, and C Class for the six months ended September 30, 2010, the total amount of the waiver was $132,764, $8,211, and $9,336, respectively, and the effective annual distribution and service fee after waiver was less than 0.005% for each class.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 10% of the fund’s outstanding shares.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

18

3. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended September 30, 2010		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	801,082,377	$801,082,377	1,549,547,459	$1,549,547,459
Issued in reinvestment of distributions	110,812	110,812	5,267,709	5,267,709
Redeemed	(844,466,526)	(844,466,526)	(1,887,006,816)	(1,887,006,816)
	(43,273,337)	(43,273,337)	(332,191,648)	(332,191,648)
A Class
Sold	15,565,794	15,565,794	76,840,062	76,840,062
Issued in reinvestment of distributions	4,952	4,952	159,682	159,682
Redeemed	(31,978,597)	(31,978,597)	(143,287,464)	(143,287,464)
	(16,407,851)	(16,407,851)	(66,287,720)	(66,287,720)
B Class
Sold	89,612	89,612	63,164	63,164
Issued in reinvestment of distributions	46	46	126	126
Redeemed	(346,278)	(346,278)	(1,486,752)	(1,486,752)
	(256,620)	(256,620)	(1,423,462)	(1,423,462)
C Class
Sold	1,338,872	1,338,872	4,080,654	4,080,654
Issued in reinvestment of distributions	109	109	430	430
Redeemed	(1,541,055)	(1,541,055)	(7,108,495)	(7,108,495)
	(202,074)	(202,074)	(3,027,411)	(3,027,411)
Net increase (decrease)	(60,139,882)	$(60,139,882)	(402,930,241)	$(402,930,241)

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Commercial Paper	—	$1,185,554,953	—
Municipal Securities	—	810,008,577	—
U.S. Government Agency Securities and Equivalents	—	301,298,111	—
Corporate Bonds	—	173,626,427	—
Certificates of Deposit	—	20,000,000	—
Temporary Cash Investments	$3,154,445	—	—
Total Value of Investment Securities	$3,154,445	$2,490,488,068	—

5. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2010, the fund did not utilize the program.

6. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the fund had accumulated capital losses of $(535,388), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2011	2012	2013	2014	2015	2016	2017	2018
$(36)	—	$(11,584)	$(2,029)	$(20,223)	$(23,536)	$(461,942)	$(16,038)

20

 Financial Highlights
Prime Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	—	(2)	— (2)	0.02	0.04	0.05	0.03
Distributions
From Net Investment Income	—	(2)	— (2)	(0.02)	(0.04)	(0.05)	(0.03)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.01%		0.20%	2.19%	4.58%	4.83%	3.28%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.37	%(4)	0.50%	0.57%	0.56%	0.55%	0.57%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.58	%(4)	0.59%	0.61%	0.59%	0.59%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02	%(4)	0.21%	2.16%	4.47%	4.73%	3.24%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.19	)%(4)	0.12%	2.12%	4.44%	4.69%	3.22%
Net Assets, End of Period (in thousands)	$2,394,427		$2,437,700	$2,769,906	$2,539,830	$2,155,800	$1,981,964

(1)	Six months ended September 30, 2010 (unaudited).

(2)	Per-share amount was less than $0.005.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

21

Prime Money Market

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(2)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	—	(3)	— (3)	0.02	0.04	0.04	0.03
Distributions
From Net Investment Income	—	(3)	— (3)	(0.02)	(0.04)	(0.04)	(0.03)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(4)	0.01%		0.10%	1.94%	4.32%	4.58%	3.02%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.37	%(5)	0.62%	0.82%	0.81%	0.80%	0.82%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.83	%(5)	0.84%	0.86%	0.84%	0.84%	0.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02	%(5)	0.09%	1.91%	4.22%	4.48%	2.99%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.44	)%(5)	(0.13)%	1.87%	4.19%	4.44%	2.97%
Net Assets, End of Period (in thousands)	$98,674		$115,082	$181,371	$176,175	$4,185	$3,145

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Six months ended September 30, 2010 (unaudited).

(3)	Per-share amount was less than $0.005.

(4)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(5)	Annualized.

See Notes to Financial Statements.

22

Prime Money Market

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	—	(2)	— (2)	0.01	0.03	0.04	0.02
Distributions
From Net Investment Income	—	(2)	— (2)	(0.01)	(0.03)	(0.04)	(0.02)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.01%		0.01%	1.19%	3.54%	3.80%	2.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.37	%(4)	0.74%	1.55%	1.56%	1.55%	1.57%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.58	%(4)	1.59%	1.61%	1.59%	1.59%	1.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02	%(4)	(0.03)%	1.18%	3.47%	3.73%	2.24%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(1.19	)%(4)	(0.88)%	1.12%	3.44%	3.69%	2.22%
Net Assets, End of Period (in thousands)	$1,509		$1,765	$3,189	$1,194	$838	$134

(1)	Six months ended September 30, 2010 (unaudited).

(2)	Per-share amount was less than $0.005.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

23

Prime Money Market

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	—	(2)	— (2)	0.01	0.04	0.04	0.02
Distributions
From Net Investment Income	—	(2)	— (2)	(0.01)	(0.04)	(0.04)	(0.02)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.01%		0.02%	1.44%	3.81%	4.06%	2.51%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.37	%(4)	0.74%	1.32%	1.31%	1.30%	1.32%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.33	%(4)	1.34%	1.36%	1.34%	1.34%	1.34%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02	%(4)	(0.03)%	1.41%	3.72%	3.98%	2.49%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.94	)%(4)	(0.63)%	1.37%	3.69%	3.94%	2.47%
Net Assets, End of Period (in thousands)	$2,372		$2,575	$5,602	$1,963	$527	$863

(1)	Six months ended September 30, 2010 (unaudited).

(2)	Per-share amount was less than $0.005.

(3)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(4)	Annualized.

See Notes to Financial Statements.

24

 Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B and C Classes	For:	1,582,084,676
	Against:	23,793,012
	Abstain:	50,311,398
	Broker Non-Vote:	266,043,301

25

 Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board also considered information received in connection with its ongoing oversight and quarterly evaluation, directly and through the committees of the Board, of the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

26

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board members may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

27

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify within or among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

28

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

29

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders. In addition, the Directors negotiated a renewal of the one-year waiver by the advisor of a portion of the management fee for Prime Money Market that was in place during the previous year. This change was proposed by the Directors based on their review of the percentile rank of the fund’s fees within the fund’s peer universe and the fact that the Directors seek, as a general rule, to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds.

30

 Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

 Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. 1-3 Month Treasury Bill Index is the 1-3 month component of the U.S. Treasury Bill Index. The U.S. Treasury Bill Index includes U.S. Treasury bills with a maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate Bond Index (investment-grade) consists of publicly issued U.S. corporate and specified foreign debentures that are SEC-registered and meet specific maturity, liquidity, and quality requirements.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded.

The Barclays Capital U.S. MBS Index (mortgage-backed securities) is a component of the U.S. Aggregate Bond Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Bond Index (a subset of the U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes Treasury Bills.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities issued by the U.S. Treasury with a remaining maturity of one year or more.

32

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69835

Semiannual Report
September 30, 2010

American Century Investments®

Short Duration Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Short Duration

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	32

Other Information

Proxy Voting Results	38
Approval of Management Agreement	39
Additional Information	44
Index Definitions	45

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

 President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

 Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic, Investor Uncertainty

Bonds produced solid returns during the six months ended September 30, 2010 (see the accompanying table). Economic growth and financial market performance were uneven, fueling investor uncertainty, which helped demand for bonds. On the one hand, the economy managed positive growth so far in 2010. On the other hand, the housing market and consumer debt levels remained concerns, while the unemployment rate ended September at 9.6%. The Federal Reserve (the Fed) talked about the growing risk of deflation, and investors began to anticipate another round of quantitative easing (government bond purchases by the Fed to further expand the money supply). To help keep borrowing costs low and stimulate growth, the Fed kept its short-term interest rate target (a key determinant of money market yields) near zero.

Paltry interest rates encouraged investors to reach for more yield, helping longer-dated, higher-yielding securities do best. In the Treasury market, this meant the 30-year bond was by far the best-performing maturity segment. Corporate bonds also benefited from demand by yield-hungry investors; however, worries about the economy and potential fallout from the sovereign debt crisis meant higher-quality investment-grade debt was favored over high-yield bonds.

Government agency mortgage-backed securities (MBS) had modest, positive returns, but lagged other segments of the taxable bond market. In part this was because the Fed ended its active support for this market in March 2010. In addition, MBS yields were at historically low levels relative to Treasuries, meaning they offered little incentive for investors to take on the additional risks these securities entail.

Cash returns were essentially flat for the six months, reflecting the Fed’s policy of extremely low rates. Finally, Treasury inflation-linked securities had positive returns but lagged nominal Treasuries in this low-inflation environment.

Yield Curve Fell, Flattened

With the Fed openly debating the possibility of deflation and investors buying longer-term Treasuries, the Treasury yield curve shifted lower and flattened during the six months. The two-year Treasury note yield fell from 1.02% to 0.43%, and its 30-year counterpart (most sensitive to inflation/deflation concerns) fell from 4.71% to 3.69%.

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2010*
Barclays Capital U.S. Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
Three-Month Bill	0.09%	Corporate (investment-grade)	8.29%
Two-Year Note	1.79%	Treasury	7.54%
10-Year Note	13.25%	Corporate High-Yield	6.60%
30-Year Bond	20.70%	TIPS (inflation-linked)	6.40%
* Total returns for periods less than one year are not annualized.		Aggregate	6.05%
		MBS (mortgage-backed)	3.52%

3

 Performance
Short Duration

Total Returns as of September 30, 2010
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	Since Inception	Inception Date
Investor Class	ACSNX	2.34%	4.02%	5.28%	11/30/06
Barclays Capital U.S. 1-3 Years Government/Credit Bond Index	—	1.96%	3.26%	4.83%	—
Institutional Class	ACSUX	2.44%	4.23%	5.49%	11/30/06
A Class No sales charge* With sales charge*	ACSQX	2.21% -0.08%	3.76% 1.43%	5.02% 4.40%	11/30/06
B Class No sales charge* With sales charge*	ACSJX	1.83% -3.17%	3.08% -0.92%	4.24% 3.54%	11/30/06
C Class No sales charge* With sales charge*	ACSKX	1.83% 0.83%	2.99% 2.99%	4.24% 4.24%	11/30/06
R Class	ACSPX	2.08%	3.50%	4.76%	11/30/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Short Duration

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

*	From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.61%	0.41%	0.86%	1.61%	1.61%	1.11%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

 Portfolio Commentary
Short Duration

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Jim Platz, and David MacEwen

Performance Summary

Short Duration returned 2.34%* for the six months ended September 30, 2010. By comparison, the benchmark, the Barclays Capital U.S. 1–3 Years Government/Credit Bond Index, returned 1.96%. See pages 4 and 5 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

Short Duration’s absolute returns reflect the modest, positive performance of short-term taxable investment-grade bonds generally in the last six months. Relative to the benchmark, the portfolio outperformed thanks to a number of security and sector selection decisions, in addition to a notable contribution to results from a yield curve flattener trade.

Sector Allocation Key

Sector allocation made a key contribution to the portfolio’s performance relative to the benchmark, led by an overweight position in corporate securities and an underweight in government agency mortgage-backed securities (MBS). Investment-grade corporate securities comprised the best-performing segment of the taxable bond market for the six months, while agency MBS were the worst. Within the corporate allocation, concern about the health of the economy meant we favored bonds issued by companies with healthy and improving balance sheets in stable, non-cyclical industries that we believe can do well or improve profitability through innovation or cost cuts, rather than requiring top-line economic growth.

Performance within the corporate allocation could have been even better, however, because select economically sensitive issues did well, while some of the portfolio’s overweight positions lagged slightly. In addition, Short Duration held a small allocation (around 5% of assets) to high-yield corporate bonds. These securities did well on an absolute basis but lagged investment-grade corporates.

Security Selection in Mortgage Component Helped

Within the mortgage component, we held an underweight position in traditional pass-through government agency MBS in favor of higher-yielding commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). We avoided traditional MBS because their yields stood at historically low levels on an absolute basis and relative to the income payouts available on Treasury securities. At the same time, the prevailing low interest rate environment meant investors faced questions about the possibility of a wave of home loan refinancings in the short term, balanced against the likelihood of higher rates and MBS underperformance down the road should the economy eventually improve.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

6

Short Duration

Favoring CMBS and CMOs helped performance. Investors favored these “structured mortgage products,” which are less likely to experience sharp price volatility as a result of refinancing and the risk of rapidly changing interest rates.

Yield Curve Trade

In late 2009, when the slope of the Treasury yield curve approached record levels of steepness, we put in place a yield curve “flattening” trade. We implemented the trade using two- and five-year Treasury futures (based on the expectation that the yield difference between two- and five-year securities would narrow going forward). The trade was “duration neutral,” meaning we added no additional interest rate risk in taking the position. This trade was designed to benefit from either a greater rise in short-maturity yields than long-maturity (a “bear flattener”) or a greater decline in long-maturity yields than short-maturity (a “bull flattener”). In the last six months, we’ve seen a fairly pronounced bull flattener at the short end of the curve.

Outlook

“We have a cautious outlook for the economy and fixed-income markets,” said Portfolio Manager Bob Gahagan. “With respect to the economy, we believe the consumer faces a number of challenges in terms of jobs, housing, and the availability of credit. In addition, the money supply is contracting, leading to questions about the Federal Reserve’s ability to aid the economy further. Similarly, the effect of the government’s stimulus plan is waning, and it’s not clear there is any more help in the pipeline. And while an environment of slow growth and modest inflation is typically good for high-quality bonds, yields are already so low that it’s hard to see a sustained rally from here. Nevertheless, positive economic growth and cost cutting mean corporate profits and credit quality have improved.”

“Those conditions have important implications for fixed-income investors. With interest rates so low, many are reaching for yield by buying higher-yielding, longer-term or lower-rated securities. But we are mindful of the old investing axiom that more money has been lost chasing yield than in any other pursuit. In this environment, we are sticking to our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. As a result of that process, we are likely to maintain a duration (price sensitivity to interest rate changes) close to that of the benchmark. In terms of sector allocation, we continue to favor a modest overweight to corporate securities that we believe can do well even under comparatively weak economic conditions. We are also likely to maintain a modest underweight to the mortgage segment. Within the mortgage slice, we are likely to continue to favor structured mortgage products at the expense of traditional MBS.”

7

Short Duration

Portfolio at a Glance
As of 9/30/10
Average Duration (effective)	1.9 years
Weighted Average Life	2.0 years

Yields as of September 30, 2010
30-Day SEC Yuield
Investor Class	1.01%
Institutional Class	1.20%
A Class	0.74%
B Class	0.02%
C Class	0.02%
R Class	0.51%

Types of Investments in Portfolio
% of net assets as of 9/30/10
Corporate Bonds	37.6%
U.S. Treasury Securities	32.6%
U.S. Government Agency Securities and Equivalents	7.2%
Commercial Mortgage-Backed Securities	6.6%
Sovereign Governments & Agencies	6.2%
Collateralized Mortgage Obligations	5.8%
Municipal Securities	0.7%
Asset-Backed Securities	0.5%
U.S. Government Agency Mortgage-Backed Securities	0.1%
Short-Term Investments	0.1%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	1.1%

8

 Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 – 9/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,023.40	$3.09	0.61%
Institutional Class	$1,000	$1,024.40	$2.08	0.41%
A Class	$1,000	$1,022.10	$4.36	0.86%
B Class	$1,000	$1,018.30	$8.15	1.61%
C Class	$1,000	$1,018.30	$8.15	1.61%
R Class	$1,000	$1,020.80	$5.62	1.11%
Hypothetical
Investor Class	$1,000	$1,022.01	$3.09	0.61%
Institutional Class	$1,000	$1,023.01	$2.08	0.41%
A Class	$1,000	$1,020.76	$4.36	0.86%
B Class	$1,000	$1,017.00	$8.14	1.61%
C Class	$1,000	$1,017.00	$8.14	1.61%
R Class	$1,000	$1,019.50	$5.62	1.11%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

 Schedule of Investments
Short Duration

SEPTEMBER 30, 2010 (UNAUDITED)

	Principal Amount	Value
Corporate Bonds — 37.6%
AEROSPACE & DEFENSE — 0.8%
BAE Systems Holdings, Inc., 6.40%, 12/15/11(1)(2)	$500,000	$526,807
Boeing Co. (The), 1.875%, 11/20/12(2)	500,000	510,140
Bombardier, Inc., 6.75%, 5/1/12(1)(2)	170,000	177,650
L-3 Communications Corp., 6.375%, 10/15/15(2)	1,000,000	1,036,250
Northrop Grumman Corp., 3.70%, 8/1/14(2)	500,000	536,904
		2,787,751
AUTOMOBILES — 1.0%
American Honda Finance Corp., 2.375%, 3/18/13(1)(2)	1,000,000	1,023,024
Daimler Finance N.A. LLC, 5.875%, 3/15/11(2)	100,000	102,297
Daimler Finance N.A. LLC, 5.75%, 9/8/11(2)	400,000	417,757
Daimler Finance N.A. LLC, 6.50%, 11/15/13(2)	750,000	858,546
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(1)(2)	1,250,000	1,289,244
		3,690,868
BEVERAGES — 1.7%
Anheuser-Busch Cos., Inc., 6.00%, 4/15/11(2)	480,000	492,462
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12(2)	500,000	519,313
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 3/26/13(2)	1,000,000	1,026,823
Coca-Cola Enterprises, Inc., 3.75%, 3/1/12(2)	300,000	312,780
Dr Pepper Snapple Group, Inc., 2.35%, 12/21/12(2)	1,000,000	1,026,613
Dr Pepper Snapple Group, Inc., 6.12%, 5/1/13(2)	700,000	784,243
SABMiller plc, 6.20%, 7/1/11(1)(2)	540,000	560,589
SABMiller plc, 5.50%, 8/15/13(1)(2)	1,110,000	1,221,556
		5,944,379
CAPITAL MARKETS — 2.2%
Credit Suisse (New York), 5.00%, 5/15/13(2)	1,100,000	1,199,340
Credit Suisse (New York), 5.50%, 5/1/14(2)	100,000	112,146
Credit Suisse USA, Inc., 6.125%, 11/15/11(2)	250,000	264,587
Deutsche Bank AG (London), 4.875%, 5/20/13(2)	935,000	1,016,473
Deutsche Bank AG (London), 3.875%, 8/18/14(2)	300,000	321,211
Goldman Sachs Group, Inc. (The), 5.70%, 9/1/12(2)	1,060,000	1,141,305
Goldman Sachs Group, Inc. (The), 5.45%, 11/1/12(2)	1,000,000	1,078,860
Goldman Sachs Group, Inc. (The), 6.00%, 5/1/14(2)	200,000	223,385
Morgan Stanley, 5.05%, 1/21/11(2)	300,000	303,981
Morgan Stanley, 5.625%, 1/9/12(2)	1,300,000	1,369,536
UBS AG (Stamford Branch), 2.25%, 8/12/13(2)	720,000	727,844
		7,758,668
CHEMICALS — 0.6%
Dow Chemical Co. (The), 4.85%, 8/15/12(2)	1,000,000	1,058,724
Mosaic Co. (The), 7.625%, 12/1/16(1)(2)	1,000,000	1,084,519
		2,143,243
COMMERCIAL BANKS — 1.6%
Barclays Bank plc, 2.50%, 1/23/13(2)	320,000	327,152
BB&T Corp., 3.85%, 7/27/12(2)	400,000	419,356
BB&T Corp., 5.70%, 4/30/14(2)	100,000	112,449
Fifth Third Bancorp., 6.25%, 5/1/13(2)	640,000	701,307
HSBC Bank plc, 1.625%, 8/12/13(1)(2)	1,000,000	1,004,656
US Bancorp, 2.00%, 6/14/13(2)	330,000	338,078
US Bank N.A., 6.375%, 8/1/11(2)	260,000	272,435
Wachovia Corp., 5.70%, 8/1/13(2)	600,000	665,080
Wells Fargo & Co., 4.375%, 1/31/13(2)	1,000,000	1,067,890
Westpac Banking Corp., 2.10%, 8/2/13(2)	750,000	761,769
		5,670,172

11

Short Duration

	Principal Amount	Value
COMMERCIAL SERVICES & SUPPLIES — 0.9%
Allied Waste North America, Inc., 6.375%, 4/15/11(2)	$200,000	$205,803
Corrections Corp. of America, 6.25%, 3/15/13(2)	1,100,000	1,124,750
Deluxe Corp., 5.00%, 12/15/12(2)	900,000	911,250
Waste Management, Inc., 6.375%, 11/15/12(2)	850,000	933,015
		3,174,818
COMPUTERS & PERIPHERALS — 0.2%
Dell, Inc., 1.40%, 9/10/13(2)	750,000	753,397
CONSUMER FINANCE — 2.3%
Ally Financial, Inc., 8.30%, 2/12/15(1)(2)	210,000	229,425
American Express Centurion Bank, 5.55%, 10/17/12(2)	1,600,000	1,724,427
Capital One Financial Corp., 4.80%, 2/21/12(2)	500,000	522,660
General Electric Capital Corp., 5.50%, 4/28/11(2)	500,000	514,266
General Electric Capital Corp., 2.80%, 1/8/13(2)	3,500,000	3,606,537
General Electric Capital Corp., 1.875%, 9/16/13(2)	1,000,000	1,003,746
John Deere Capital Corp., 1.875%, 6/17/13(2)	500,000	511,658
SLM Corp., 5.375%, 1/15/13(2)	150,000	151,313
		8,264,032
DIVERSIFIED — 0.7%
iShares iBoxx $ High Yield Corporate Bond Fund (ETF)(in shares)	29,200	2,618,948
DIVERSIFIED FINANCIAL SERVICES — 2.7%
Arch Western Finance LLC, 6.75%, 7/1/13(2)	471,000	478,654
Bank of America Corp., 5.375%, 9/11/12(2)	1,400,000	1,492,653
Bank of America Corp., 4.90%, 5/1/13(2)	1,400,000	1,496,225
Citigroup, Inc., 6.00%, 12/13/13(2)	2,400,000	2,633,558
HSBC Finance Corp., 6.375%, 10/15/11(2)	300,000	316,015
HSBC Finance Corp., 6.375%, 11/27/12(2)	525,000	574,448
HSBC Finance Corp., 4.75%, 7/15/13(2)	300,000	319,741
JPMorgan Chase & Co., 5.60%, 6/1/11(2)	$200,000	$206,564
JPMorgan Chase & Co., 5.375%, 10/1/12(2)	2,100,000	2,272,878
		9,790,736
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.8%
AT&T, Inc., 6.25%, 3/15/11(2)	613,000	628,567
AT&T, Inc., 6.70%, 11/15/13(2)	1,500,000	1,738,182
British Telecommunications plc, 5.15%, 1/15/13(2)	1,000,000	1,069,306
Cellco Partnership/Verizon Wireless Capital LLC, 3.75%, 5/20/11(2)	700,000	713,971
CenturyLink, Inc., Series L, 7.875%, 8/15/12(2)	500,000	547,659
Deutsche Telekom International Finance BV, 5.375%, 3/23/11(2)	453,000	463,179
Deutsche Telekom International Finance BV, 5.25%, 7/22/13(2)	1,300,000	1,427,014
Frontier Communications Corp., 6.25%, 1/15/13(2)	1,000,000	1,052,500
Koninklijke KPN NV, 8.00%, 10/1/10(2)	300,000	300,000
Qwest Corp., 7.875%, 9/1/11(2)	300,000	318,375
Qwest Corp., 8.875%, 3/15/12(2)	600,000	660,000
Sprint Capital Corp., 7.625%, 1/30/11(2)	551,000	561,331
Telecom Italia Capital SA, 6.20%, 7/18/11(2)	300,000	310,866
Telecom Italia Capital SA, 5.25%, 11/15/13(2)	500,000	537,632
Telefonica Emisiones SAU, 5.98%, 6/20/11(2)	1,000,000	1,037,309
Telefonica Emisiones SAU, 2.58%, 4/26/13(2)	1,000,000	1,019,209
Verizon Communications, Inc., 5.35%, 2/15/11(2)	200,000	203,552
Windstream Corp., 8.125%, 8/1/13(2)	1,000,000	1,090,000
		13,678,652
ELECTRIC UTILITIES — 1.0%
Carolina Power & Light Co., 6.50%, 7/15/12(2)	750,000	821,189
Duke Energy Carolinas LLC, 5.625%, 11/30/12(2)	250,000	273,475

12

Short Duration

Principal Amount	Value
Duke Energy Ohio, Inc., 5.70%, 9/15/12(2)	$500,000	$542,677
Duke Energy Ohio, Inc., 2.10%, 6/15/13(2)	250,000	256,887
FirstEnergy Corp., 6.45%, 11/15/11(2)	7,000	7,337
Midamerican Energy Holdings Co., 5.875%, 10/1/12(2)	1,000,000	1,085,555
Progress Energy, Inc., 6.85%, 4/15/12(2)	500,000	541,896
		3,529,016
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS(3)
Jabil Circuit, Inc., 7.75%, 7/15/16(2)	100,000	110,125
FOOD & STAPLES RETAILING — 0.7%
CVS Caremark Corp., 5.75%, 8/15/11(2)	300,000	312,651
Kroger Co. (The), 6.80%, 4/1/11(2)	700,000	720,678
Kroger Co. (The), 6.20%, 6/15/12(2)	200,000	217,276
Safeway, Inc., 5.80%, 8/15/12(2)	800,000	865,312
SUPERVALU, Inc., 7.50%, 5/15/12(2)	500,000	519,375
		2,635,292
FOOD PRODUCTS — 0.9%
General Mills, Inc., 5.25%, 8/15/13(2)	1,100,000	1,228,711
Kellogg Co., 6.60%, 4/1/11(2)	150,000	154,579
Kraft Foods, Inc., 5.625%, 11/1/11(2)	500,000	525,277
Kraft Foods, Inc., 2.625%, 5/8/13(2)	1,000,000	1,037,287
Mead Johnson Nutrition Co., 3.50%, 11/1/14(2)	200,000	211,232
		3,157,086
HEALTH CARE EQUIPMENT & SUPPLIES — 1.2%
Baxter International, Inc., 1.80%, 3/15/13(2)	1,000,000	1,021,695
CareFusion Corp., 4.125%, 8/1/12(2)	1,330,000	1,392,118
Covidien International Finance SA, 1.875%, 6/15/13(2)	1,000,000	1,018,105
St. Jude Medical, Inc., 2.20%, 9/15/13(2)	1,000,000	1,024,124
		4,456,042
HEALTH CARE PROVIDERS & SERVICES — 1.0%
DaVita, Inc., 6.625%, 3/15/13(2)	777,000	793,511
Express Scripts, Inc., 5.25%, 6/15/12(2)	1,600,000	1,708,829
Medco Health Solutions, Inc., 6.125%, 3/15/13(2)	500,000	553,250
Medco Health Solutions, Inc., 7.25%, 8/15/13(2)	500,000	577,998
		3,633,588
HOTELS, RESTAURANTS & LEISURE — 0.2%
Yum! Brands, Inc., 8.875%, 4/15/11(2)	600,000	625,025
HOUSEHOLD DURABLES — 0.7%
Jarden Corp., 8.00%, 5/1/16	850,000	909,500
Toll Brothers Finance Corp., 6.875%, 11/15/12(2)	500,000	534,790
Whirlpool Corp., 8.00%, 5/1/12(2)	1,000,000	1,090,051
		2,534,341
INDUSTRIAL CONGLOMERATES — 0.3%
General Electric Co., 5.00%, 2/1/13(2)	1,000,000	1,086,632
INSURANCE — 0.9%
MetLife Global Funding I, 2.875%, 9/17/12(1)(2)	400,000	412,656
MetLife, Inc., 2.375%, 2/6/14(2)	1,000,000	1,011,625
Prudential Financial, Inc., 3.625%, 9/17/12(2)	400,000	415,813
Prudential Financial, Inc., 2.75%, 1/14/13(2)	200,000	205,010
Travelers Cos., Inc. (The), 5.375%, 6/15/12(2)	1,000,000	1,066,513
		3,111,617
LIFE SCIENCES TOOLS & SERVICES — 0.4%
Bio-Rad Laboratories, Inc., 6.125%, 12/15/14(2)	900,000	922,500
Thermo Fisher Scientific, Inc., 2.15%, 12/28/12(2)	500,000	509,942
		1,432,442
MACHINERY — 0.2%
Caterpillar Financial Services Corp., 4.85%, 12/7/12(2)	500,000	542,483
MEDIA — 1.9%
Comcast Cable Communications LLC, 6.75%, 1/30/11(2)	540,000	550,535

13

Short Duration

Principal Amount	Value
Comcast Cable Communications LLC, 7.125%, 6/15/13(2)	$500,000	$571,981
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 6.375%, 6/15/15(2)	300,000	312,000
DISH DBS Corp., 7.00%, 10/1/13(2)	750,000	799,687
Gannett Co., Inc., 8.75%, 11/15/14(1)(2)	300,000	330,750
Interpublic Group of Cos., Inc. (The), 6.25%, 11/15/14(2)	410,000	437,675
Lamar Media Corp., 9.75%, 4/1/14(2)	250,000	287,500
NBC Universal, Inc., 2.10%, 4/1/14(1)(4)	1,000,000	1,005,824
Time Warner Cable, Inc., 5.40%, 7/2/12(2)	1,460,000	1,564,745
Virgin Media Finance plc, 9.125%, 8/15/16(2)	1,000,000	1,075,000
		6,935,697
METALS & MINING — 1.3%
Anglo American Capital plc, 2.15%, 9/27/13(1)(2)	1,000,000	1,008,071
ArcelorMittal, 5.375%, 6/1/13(2)	700,000	752,121
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(2)	1,000,000	1,117,664
Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(2)	1,595,000	1,779,029
		4,656,885
MULTILINE RETAIL — 0.3%
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(2)	1,000,000	1,047,500
MULTI-UTILITIES — 1.9%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/13(2)	1,000,000	1,152,243
CMS Energy Corp., 8.50%, 4/15/11(2)	1,200,000	1,244,030
CMS Energy Corp., 4.25%, 9/30/15	280,000	283,904
Consolidated Edison Co. of New York, Inc., 5.625%, 7/1/12(2)	600,000	647,785
Dominion Resources, Inc., 6.25%, 6/30/12(2)	404,000	440,459
Dominion Resources, Inc., 5.70%, 9/17/12(2)	1,000,000	1,090,674
Pacific Gas & Electric Co., 4.20%, 3/1/11(2)	527,000	534,951
Pacific Gas & Electric Co., 6.25%, 12/1/13(2)	1,000,000	1,142,177
Sempra Energy, 8.90%, 11/15/13(2)	100,000	120,338
		6,656,561
OFFICE ELECTRONICS — 0.4%
Xerox Corp., 5.50%, 5/15/12(2)	1,025,000	1,090,971
Xerox Corp., 4.25%, 2/15/15(2)	200,000	215,014
		1,305,985
OIL, GAS & CONSUMABLE FUELS — 2.0%
Cenovus Energy, Inc., 4.50%, 9/15/14(2)	200,000	220,430
Chesapeake Energy Corp., 7.625%, 7/15/13(2)	750,000	821,250
Devon Financing Corp. ULC, 6.875%, 9/30/11(2)	200,000	211,635
El Paso Corp., 7.875%, 6/15/12(2)	250,000	267,293
EnCana Corp., 6.30%, 11/1/11(2)	325,000	342,987
Enterprise Products Operating LLC, 4.60%, 8/1/12(2)	800,000	842,832
Forest Oil Corp., 8.50%, 2/15/14(2)	50,000	54,875
Kinder Morgan Energy Partners LP, 6.75%, 3/15/11(2)	350,000	358,871
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11(2)	350,000	356,125
Plains All American Pipeline LP/PAA Finance Corp., 4.25%, 9/1/12(2)	700,000	730,351
Sabine Pass LNG LP, 7.25%, 11/30/13(2)	100,000	97,000
Shell International Finance BV, 1.875%, 3/25/13(2)	1,000,000	1,024,279
Valero Energy Corp., 4.50%, 2/1/15(2)	1,000,000	1,070,342
XTO Energy, Inc., 5.90%, 8/1/12(2)	790,000	862,342
		7,260,612
PAPER & FOREST PRODUCTS — 0.3%
Georgia-Pacific LLC, 7.00%, 1/15/15(1)(2)	1,000,000	1,045,000

14

Short Duration

Principal Amount	Value
PHARMACEUTICALS — 0.9%
AstraZeneca plc, 5.40%, 9/15/12(2)	$500,000	$544,968
Merck & Co., Inc., 1.875%, 6/30/11(2)	500,000	505,812
Pfizer, Inc., 4.45%, 3/15/12(2)	1,000,000	1,053,140
Roche Holdings, Inc., 5.00%, 3/1/14(1)(2)	200,000	223,848
Teva Pharmaceutical Finance III LLC, 1.50%, 6/15/12(2)	500,000	506,360
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(2)	400,000	436,320
		3,270,448
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
AMB Property LP, 6.30%, 6/1/13(2)	400,000	435,348
ROAD & RAIL — 0.6%
Burlington Northern Santa Fe Corp., 5.90%, 7/1/12(2)	750,000	811,545
CSX Corp., 6.30%, 3/15/12(2)	575,000	616,742
CSX Corp., 5.75%, 3/15/13(2)	600,000	661,575
Norfolk Southern Corp., 6.75%, 2/15/11(2)	100,000	102,039
		2,191,901
SOFTWARE — 0.2%
Adobe Systems, Inc., 3.25%, 2/1/15(2)	100,000	104,789
Intuit, Inc., 5.40%, 3/15/12(2)	500,000	527,947
Intuit, Inc., 5.75%, 3/15/17(2)	200,000	226,969
		859,705
SPECIALTY RETAIL — 0.6%
GSC Holdings Corp., 8.00%, 10/1/12(2)	191,000	196,491
Home Depot, Inc. (The), 5.20%, 3/1/11(2)	500,000	509,435
Home Depot, Inc. (The), 5.25%, 12/16/13(2)	1,400,000	1,563,478
		2,269,404
TOBACCO — 0.3%
Philip Morris International, Inc., 4.875%, 5/16/13(2)	400,000	439,477
UST, Inc., 6.625%, 7/15/12(2)	400,000	434,434
		873,911
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
American Tower Corp., 4.625%, 4/1/15(2)	100,000	106,799
Rogers Communications, Inc., 7.25%, 12/15/12(2)	1,000,000	1,127,285
Rogers Communications, Inc., 6.25%, 6/15/13(2)	130,000	146,390
Vodafone Group plc, 5.50%, 6/15/11(2)	341,000	352,454
Vodafone Group plc, 5.00%, 12/16/13(2)	1,100,000	1,210,303
		2,943,231
TOTAL CORPORATE BONDS (Cost $131,609,116)		134,881,541
U.S. Treasury Securities — 32.6%
U.S. Treasury Inflation Indexed Notes, 2.00%, 4/15/12(2)	1,611,540	1,668,825
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15(2)	7,535,550	8,061,275
U.S. Treasury Notes, 0.75%, 11/30/11(2)	19,500,000	19,601,322
U.S. Treasury Notes, 1.125%, 1/15/12(2)	10,000,000	10,105,080
U.S. Treasury Notes, 0.875%, 1/31/12(2)	17,000,000	17,125,511
U.S. Treasury Notes, 0.75%, 5/31/12(2)	11,500,000	11,571,829
U.S. Treasury Notes, 1.375%, 11/15/12(2)	6,000,000	6,117,186
U.S. Treasury Notes, 1.125%, 12/15/12(2)	8,500,000	8,621,525
U.S. Treasury Notes, 1.375%, 1/15/13(2)	4,000,000	4,080,000
U.S. Treasury Notes, 1.375%, 3/15/13(2)	23,000,000	23,478,101
U.S. Treasury Notes, 1.375%, 5/15/13(2)	2,000,000	2,042,192
U.S. Treasury Notes, 1.125%, 6/15/13(2)	4,500,000	4,565,417
TOTAL U.S. TREASURY SECURITIES (Cost $115,533,637)		117,038,263
U.S. Government Agency Securities and Equivalents — 7.2%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 1.7%
FHLMC, 2.125%, 9/21/12(2)	1,500,000	1,547,466
FHLMC, 1.625%, 4/15/13(2)	2,000,000	2,046,612

15

Short Duration

Principal Amount	Value
FNMA, 1.75%, 12/28/12(2)	$500,000	$501,481
FNMA, 1.00%, 9/23/13	2,000,000	2,009,400
		6,104,959
GOVERNMENT-BACKED CORPORATE BONDS(5) — 5.5%
Ally Financial, Inc., 1.75%, 10/30/12(2)	1,500,000	1,535,317
Ally Financial, Inc., 2.20%, 12/19/12(2)	1,500,000	1,551,307
Bank of America Corp., 3.125%, 6/15/12(2)	1,100,000	1,146,701
Citigroup Funding, Inc., 1.25%, 6/3/11	1,000,000	1,007,205
Citigroup Funding, Inc., 1.875%, 10/22/12	1,200,000	1,231,055
Citigroup Funding, Inc., 1.875%, 11/15/12(2)	2,000,000	2,051,378
General Electric Capital Corp., 2.25%, 3/12/12(2)	1,300,000	1,333,807
General Electric Capital Corp., 2.625%, 12/28/12(2)	500,000	521,609
Goldman Sachs Group, Inc. (The), 1.625%, 7/15/11(2)	1,300,000	1,314,917
Goldman Sachs Group, Inc. (The), 3.25%, 6/15/12(2)	1,900,000	1,987,299
HSBC USA, Inc., 3.125%, 12/16/11(2)	1,000,000	1,032,683
JPMorgan Chase & Co., 2.125%, 12/26/12(2)	1,500,000	1,549,838
Morgan Stanley, 2.00%, 9/22/11(2)	1,000,000	1,016,336
Morgan Stanley, 3.25%, 12/1/11(2)	500,000	516,512
State Street Corp., 2.15%, 4/30/12(2)	500,000	513,199
US Bancorp., 1.80%, 5/15/12	1,000,000	1,021,365
Wells Fargo & Co., 3.00%, 12/9/11(2)	500,000	515,179
		19,845,707
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS (Cost $25,467,136)		25,950,666
Commercial Mortgage-Backed Securities(6) — 6.6%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A3 SEQ, 4.43%, 11/10/39(2)	689,098	700,234
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(2)	1,100,000	1,134,726
Commercial Mortgage Pass-Through Certificates, Series 2004 LB2A, Class A3 SEQ, 4.22%, 3/10/39(2)	914,931	919,196
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 10/1/10	800,000	833,225
First Union National Bank Commercial Mortgage, Series 2000 C1, Class C, VRN, 8.09%, 10/1/10(2)	1,140,399	1,139,586
GMAC Commercial Mortgage Securities, Inc., Series 2000 C3, Class A2 SEQ, 6.96%, 9/15/35(2)	22,346	22,327
GMAC Commercial Mortgage Securities, Inc., Series 2000 C3, Class B, 7.06%, 9/15/35	500,000	499,785
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 10/1/10(2)	700,000	747,078
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A4 SEQ, 4.96%, 8/10/38(2)	1,000,000	1,047,012
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 10/1/10(2)	1,300,000	1,419,181
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A2 SEQ, 4.48%, 7/10/39(2)	1,243,703	1,243,073
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(2)	600,000	645,806
Heller Financial Commercial Mortgage Asset, Series 2000 PH1, Class D, VRN, 8.05%, 10/1/10	250,000	249,842
LB-UBS Commercial Mortgage Trust, Series 2002 C1, Class B, VRN, 6.58%, 10/11/10(2)	700,000	741,621
LB-UBS Commercial Mortgage Trust, Series 2003 C3, Class A3 SEQ, 3.85%, 5/15/27(2)	118,169	122,085

16

Short Duration

Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2003 C5, Class A3 SEQ, 4.25%, 7/15/27(2)		$845,608	$882,260
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(2)		404,000	429,473
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(2)		700,000	730,452
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(2)		410,619	411,269
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A4 SEQ, 5.00%, 4/15/30		500,000	515,422
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3 SEQ, 4.65%, 7/15/30(2)		1,245,000	1,275,872
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 10/11/10(2)		700,000	710,299
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(2)		3,288,327	3,430,582
Morgan Stanley Capital I, Series 2003 T11, Class A3 SEQ, 4.85%, 6/13/41(2)		671,410	689,087
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42(2)		139,241	142,272
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(2)		489,222	496,036
Prudential Securities Secured Financing Corp., Series 2000 C1, Class C, VRN, 7.74%, 10/1/10(2)		150,698	150,636
Wachovia Bank Commercial Mortgage Trust, Series 2003 C6, Class A3, VRN, 4.96%, 10/1/10(2)		421,577	425,894
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(2)		348,324	351,376
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 10/1/10(2)		1,450,000	1,509,134
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $23,344,370)			23,614,841
Sovereign Governments & Agencies — 6.2%
GERMANY — 3.0%
German Federal Republic, 3.50%, 4/12/13	EUR	7,500,000	10,894,787
ITALY — 3.1%
Republic of Italy, 4.25%, 4/15/13	EUR	7,800,000	11,166,581
NORWAY — 0.1%
Government of Norway, 6.00%, 5/16/11	NOK	1,700,000	295,232
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $20,619,248)			22,356,600
Collateralized Mortgage Obligations(6) — 5.8%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 2.4%
Banc of America Mortgage Securities, Inc., Series 2004-4, Class 2A1 SEQ, 5.50%, 5/25/34(2)		$559,704	573,512
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(2)		646,544	653,819
Chase Mortgage Finance Corp., Series 2005 A1, Class 2A2 SEQ, VRN, 5.18%, 10/1/10(2)		350,159	333,720
Citicorp Mortgage Securities, Inc., Series 2003-6, Class 1A2 SEQ, 4.50%, 5/25/33		481,183	493,346
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003 J13, Class 1A1 SEQ, 5.25%, 1/25/34(2)		416,680	424,479
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18(2)		468,393	485,502

17

Short Duration

Principal Amount	Value

Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(2)	$275,815	$276,656
Credit Suisse First Boston Mortgage Securities Corp., Series 2003 AR28, Class 2A1, VRN, 2.91%, 10/1/10(2)	83,646	79,648
First Horizon Mortgage Pass Through Trust, Series 2004-2, Class 1A2 SEQ, 5.50%, 5/25/34(2)	497,677	509,436
GSR Mortgage Loan Trust, Series 2005 6F, Class 3A15, 5.50%, 7/25/35(2)	659,646	650,695
J.P. Morgan Mortgage Trust, Series 2004 A2, Class 1A1, VRN, 3.00%, 10/1/10(2)	43,502	41,773
J.P. Morgan Mortgage Trust, Series 2004 S2, Class 1A3 SEQ, 4.75%, 11/25/19	680,923	691,300
J.P. Morgan Mortgage Trust, Series 2005 A8, Class 6A2, VRN, 4.53%, 10/1/10(2)	206,176	196,837
J.P. Morgan Mortgage Trust, Series 2006 A3, Class 2A1 SEQ, VRN, 5.50%, 10/1/10	85,161	76,332
Wells Fargo Mortgage-Backed Securities Trust, Series 2004 EE, Class 3A1, VRN, 3.04%, 10/1/10(2)	89,124	87,956
Wells Fargo Mortgage-Backed Securities Trust, Series 2005 AR2, Class 2A2, VRN, 2.87%, 10/1/10	675,150	627,967
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	544,895	568,763
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	615,057	606,190
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A15 SEQ, 6.00%, 8/25/36(2)	494,105	480,429
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/37	723,089	737,977
		8,596,337
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 3.4%
FHLMC, Series 2430, Class QC, 5.50%, 2/15/17(2)	422,859	454,773
FHLMC, Series 2670, Class J SEQ, 4.00%, 6/15/16	241,483	245,309
FHLMC, Series 2689, Class PC, 4.00%, 9/15/15	241,634	242,526
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	1,000,000	1,068,537
FHLMC, Series 2713, Class G SEQ, 4.00%, 8/15/16	458,814	467,726
FHLMC, Series 2854, Class DJ SEQ, 4.00%, 8/15/17	427,043	438,477
FHLMC, Series 2899, Class HA SEQ, 4.00%, 5/15/19	1,039,383	1,098,880
FHLMC, Series 2958, Class QC, 4.50%, 9/15/18	615,547	639,771
FHLMC, Series 2989, Class CN, 4.50%, 2/15/23	870,487	907,918
FHLMC, Series 3101, Class PA, 5.50%, 10/15/25(2)	69,316	69,542
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	1,000,000	1,078,457
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	2,000,000	2,175,935
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	1,000,000	1,094,215
FNMA, Series 2005-47, Class AN SEQ, 5.00%, 12/25/16(2)	37,707	38,169
FNMA, Series 2006-4, Class A SEQ, 6.00%, 11/25/22(2)	54,016	54,857
FNMA, Series 2006-77, Class PD, 6.50%, 10/25/30(2)	1,545,172	1,584,466
GNMA, Series 2009-61, Class PA, 5.00%, 2/16/32	615,762	641,066
		12,300,624
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $20,639,939)		20,896,961
Municipal Securities — 0.7%
California GO, 5.25%, 4/1/14(2)	1,000,000	1,064,350
Illinois GO, 4.42%, 1/1/15(2)	1,000,000	1,050,580
Irvine Ranch Water District Joint Powers Agency Rev., (Taxable Issue 2) 2.61%, 3/15/14(2)(7)	400,000	415,996
TOTAL MUNICIPAL SECURITIES (Cost $2,403,892)		2,530,926

18

Short Duration

Principal Amount	Value

Asset-Backed Securities(6) — 0.5%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	$660,573	$679,248
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A4 SEQ, 6.19%, 3/1/13(2)	31,839	32,614
Entergy Texas Restoration Funding LLC, Series 2009 A, Class A1 SEQ, 2.12%, 2/1/16(2)	930,227	957,167
TOTAL ASSET-BACKED SECURITIES (Cost $1,624,653)		1,669,029
U.S. Government Agency Mortgage-Backed Securities(6) — 0.1%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3)
FNMA, VRN, 5.60%, 3/1/12(2)	49,617	52,860
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
FHLMC, 5.00%, 10/1/10(2)	93,687	94,724
FHLMC, 5.50%, 12/1/36(2)	85,778	91,266
FNMA, 5.00%, 7/1/20(2)	186,011	198,504
FNMA, 5.50%, 7/1/36(2)	53,696	57,249
		441,743
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $469,176)		494,603
Short-Term Investments — 0.1%
Government of Canada Treasury Bill, 0.67%, 11/10/10(8) (Cost $443,244) CAD 461,000		447,626
Temporary Cash Investments — 1.5%
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 2.00%-2.125%, 4/15/12-1/15/19, valued at $5,284,148), in a joint trading account at 0.19%, dated 9/30/10, due 10/1/10 (Delivery value $5,174,027) (Cost $5,174,000)		5,174,000
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $347,328,411)		355,055,056
OTHER ASSETS AND LIABILITIES — 1.1%		4,086,234
TOTAL NET ASSETS — 100.0%		$359,141,290

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
16,417,961	EUR for USD	Barclays Bank plc	10/29/10	$22,377,681	$(1,031,623)
50,000	EUR for USD	HSBC Holdings plc	10/29/10	68,150	(4,441)
				$22,445,831	$(1,036,064)

(Value on Settlement Date $21,409,767)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
166	U.S. Treasury 5-Year Notes	December 2010	$20,063,953	$203,292

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
190	U.S. Treasury 2-Year Notes	December 2010	$41,702,031	$(77,601)

19

Short Duration

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — SELL PROTECTION
$261,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Barclays Bank plc upon each default event of one of the issues of CDX North America High Yield 11 Index, par value of the proportional notional amount. Expires December 2013.*	$(37,349)	$8,676

* The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments

CAD = Canadian Dollar

CDX = Credit Derivative Indexes

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

ETF = Exchange-Traded Fund

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. — UBS AG

NOK = Norwegian Krone

SEQ = Sequential Payer

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $11,143,619, which represented 3.1% of total net assets.

(2)	Security, or a portion thereof, has been segregated for when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $63,033,000.

(3)	Category is less than 0.05% of total net assets.

(4)	When-issued security.

(5)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(6)	Final maturity indicated, unless otherwise noted.

(7)	Escrowed to maturity in U.S. government securities or state and local government securities.

(8)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

20

 Statement of Assets and Liabilities

SEPTEMBER 30, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $347,328,411)	$355,055,056
Foreign currency holdings, at value (cost of $16,617)	17,625
Receivable for investments sold	2,917,192
Receivable for capital shares sold	2,334,441
Receivable for variation margin on futures contracts	7,782
Swap agreements, at value (including net premiums paid (received) of $(37,349))	8,676
Dividends and interest receivable	2,702,379
363,043,151

Liabilities
Disbursements in excess of demand deposit cash	13,735
Payable for investments purchased	1,950,967
Payable for capital shares redeemed	580,364
Payable for variation margin on futures contracts	11,875
Payable for forward foreign currency exchange contracts	1,036,064
Accrued management fees	168,308
Service fees (and distribution fees — A Class and R Class) payable	34,263
Distribution fees payable	27,657
Dividends payable	78,628
3,901,861

Net Assets	$359,141,290

Net Assets Consist of:
Capital paid in	$352,046,183
Accumulated net investment loss	(142,017)
Undistributed net realized gain on investment and foreign currency transactions	348,992
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	6,888,132
$359,141,290

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$151,174,236	14,261,664	$10.60
Institutional Class	$38,811,077	3,661,472	$10.60
A Class	$123,288,653	11,631,831	$10.60	*
B Class	$1,086,946	102,585	$10.60
C Class	$43,969,080	4,146,923	$10.60
R Class	$811,298	76,510	$10.60

* Maximum offering price $10.84 (net asset value divided by 0.9775)

See Notes to Financial Statements.

21

 Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Interest	$3,588,736
Dividends	104,767
3,693,503

Expenses:
Management fees	871,748
Distribution fees:
B Class	4,429
C Class	135,840
Service fees:
B Class	1,476
C Class	45,280
Distribution and service fees:
A Class	141,063
R Class	1,643
Trustees’ fees and expenses	4,405
Other expenses	13,032
1,218,916

Net investment income (loss)	2,474,587

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	929,204
Futures contract transactions	(41,374)
Swap agreement transactions	11,357
Foreign currency transactions	(799,708)
99,479

Change in net unrealized appreciation (depreciation) on:
Investments	4,956,081
Futures contracts	119,678
Swap agreements	(918)
Translation of assets and liabilities in foreign currencies	(1,009,687)
4,065,154

Net realized and unrealized gain (loss)	4,164,633

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,639,220

See Notes to Financial Statements.

22

 Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED) AND YEAR ENDED MARCH 31, 2010
Increase (Decrease) in Net Assets	September 30, 2010	March 31, 2010
Operations
Net investment income (loss)	$2,474,587	$2,798,562
Net realized gain (loss)	99,479	1,021,432
Change in net unrealized appreciation (depreciation)	4,065,154	2,031,952
Net increase (decrease) in net assets resulting from operations	6,639,220	5,851,946

Distributions to Shareholders
From net investment income:
Investor Class	(1,209,806)	(999,563)
Institutional Class	(211,168)	(11,885)
A Class	(962,027)	(1,609,308)
B Class	(5,704)	(15,592)
C Class	(170,988)	(215,587)
R Class	(4,763)	(4,581)
From net realized gains:
Investor Class	—	(342,473)
Institutional Class	—	(3,147)
A Class	—	(538,336)
B Class	—	(8,012)
C Class	—	(112,978)
R Class	—	(2,739)
Decrease in net assets from distributions	(2,564,456)	(3,864,201)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	130,641,277	135,777,800

Net increase (decrease) in net assets	134,716,041	137,765,545

Net Assets
Beginning of period	224,425,249	86,659,704
End of period	$359,141,290	$224,425,249

Accumulated net investment loss	$(142,017)	$(52,148)

See Notes to Financial Statements.

23

 Notes to Financial Statements

SEPTEMBER 30, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income. The fund pursues its objectives by investing at least 65% of its assets in investment-grade, non-money market debt securities and up to 35% of its assets in high-yield and/or emerging markets debt securities. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date.

24

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

25

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the six months ended September 30, 2010 was 0.60% for the Investor Class, A Class, B Class, C Class and R Class and 0.40% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 7% of the fund’s outstanding shares.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

26

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the six months ended September 30, 2010 totaled $207,317,748, of which $105,565,390 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the six months ended September 30, 2010, totaled $83,914,639, of which $57,124,819 represented U.S. Treasury and Government Agency obligations.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended September 30, 2010		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	8,095,903	$85,086,691	10,374,463	$108,279,302
Issued in reinvestment of distributions	97,267	1,024,682	105,366	1,101,311
Redeemed	(2,883,347)	(30,323,391)	(2,900,523)	(30,267,782)
	5,309,823	55,787,982	7,579,306	79,112,831
Institutional Class
Sold	5,221,889	55,048,545	137,962	1,440,900
Issued in reinvestment of distributions	20,007	211,154	1,438	15,032
Redeemed	(1,709,216)	(18,073,694)	(18,836)	(196,884)
	3,532,680	37,186,005	120,564	1,259,048
A Class
Sold	4,800,653	50,470,230	9,612,528	100,184,039
Issued in reinvestment of distributions	72,253	760,938	174,504	1,821,478
Redeemed	(2,735,400)	(28,773,787)	(6,269,041)	(65,288,838)
	2,137,506	22,457,381	3,517,991	36,716,679
B Class
Sold	8,971	94,076	45,438	472,693
Issued in reinvestment of distributions	330	3,483	1,097	11,442
Redeemed	(24,586)	(258,064)	(33,496)	(347,893)
	(15,285)	(160,505)	13,039	136,242
C Class
Sold	2,094,022	22,026,428	2,388,609	24,934,431
Issued in reinvestment of distributions	11,312	119,184	20,294	212,087
Redeemed	(678,882)	(7,146,213)	(666,963)	(6,962,939)
	1,426,452	14,999,399	1,741,940	18,183,579
R Class
Sold	51,715	543,316	45,769	479,155
Issued in reinvestment of distributions	443	4,679	695	7,262
Redeemed	(16,894)	(176,980)	(11,158)	(116,996)
	35,264	371,015	35,306	369,421
Net increase (decrease)	12,426,440	$130,641,277	13,008,146	$135,777,800

27

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	$2,618,948	$132,262,593	—
U.S. Treasury Securities	—	117,038,263	—
U.S. Government Agency Securities and Equivalents	—	25,950,666	—
Commercial Mortgage-Backed Securities	—	23,614,841	—
Sovereign Governments & Agencies	—	22,356,600	—
Collateralized Mortgage Obligations	—	20,896,961	—
Municipal Securities	—	2,530,926	—
Asset-Backed Securities	—	1,669,029	—
U.S. Government Agency Mortgage-Backed Securities	—	494,603	—
Short-Term Investments	—	447,626	—
Temporary Cash Investments	—	5,174,000	—
Total Value of Investment Securities	$2,618,948	$352,436,108	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(1,036,064)	—
Futures Contracts	$125,691	—	—
Swap Agreements	—	46,025	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$125,691	$(990,039)	—

28

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund frequently utilized interest rate risk derivative instruments throughout the reporting period, though the amounts held at period end as disclosed on the Schedule of Investments were higher than the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund began investing in foreign currency risk derivative instruments in June 2010. The foreign currency risk derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since June 2010.

29

Value of Derivative Instruments as of September 30, 2010
	Asset Derivatives		Liability Derivatives
Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$ 8,676	Swap agreements	—
Interest Rate Risk	Receivable for variation margin on futures contracts	7,782	Payable for variation margin on futures contracts	$ 11,875
Foreign Currency Risk	Receivable for forward foreign currency exchange contracts	—	Payable for forward foreign currency exchange contracts	1,036,064
		$16,458		$1,047,939

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2010
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Derivative	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$ 11,357	Change in net unrealized appreciation (depreciation) on swap agreements	$ (918)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(41,374)	Change in net unrealized appreciation (depreciation) on futures contracts	119,678
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(798,106)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,036,064)
		$(828,123)		$ (917,304)

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the six months ended September 30, 2010, the fund did not utilize the program.

30

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$347,330,730
Gross tax appreciation of investments	$7,836,887
Gross tax depreciation of investments	(112,561)
Net tax appreciation (depreciation) of investments	$7,724,326

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

31

 Financial Highlights
Short Duration

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.46		$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.10		0.23	0.29	0.45	0.15
Net Realized and Unrealized Gain (Loss)	0.14		0.27	0.14	0.25	—	(4)
Total From Investment Operations	0.24		0.50	0.43	0.70	0.15
Distributions
From Net Investment Income	(0.10)		(0.24)	(0.35)	(0.44)	(0.15)
From Net Realized Gains	—		(0.06)	(0.08)	—	—
Total Distributions	(0.10)		(0.30)	(0.43)	(0.44)	(0.15)
Net Asset Value, End of Period	$10.60		$10.46	$10.26	$10.26	$10.00

Total Return(5)	2.34%		4.98%	4.29%	7.17%	1.46%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.61	%(6)	0.61%	0.62%	0.62%	0.62	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.89	%(6)	2.25%	2.90%	4.42%	4.48	%(6)
Portfolio Turnover Rate	30%		111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$151,174		$93,643	$14,083	$2,301	$1,700

(1)	Six months ended September 30, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(6)	Annualized.

See Notes to Financial Statements.

32

Short Duration

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.46		$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.11		0.25	0.37	0.47	0.15
Net Realized and Unrealized Gain (Loss)	0.14		0.27	0.08	0.25	—	(4)
Total From Investment Operations	0.25		0.52	0.45	0.72	0.15
Distributions
From Net Investment Income	(0.11)		(0.26)	(0.37)	(0.46)	(0.15)
From Net Realized Gains	—		(0.06)	(0.08)	—	—
Total Distributions	(0.11)		(0.32)	(0.45)	(0.46)	(0.15)
Net Asset Value, End of Period	$10.60		$10.46	$10.26	$10.26	$10.00

Total Return(5)	2.44%		5.19%	4.49%	7.38%	1.52%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.41	%(6)	0.41%	0.42%	0.42%	0.42	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.09	%(6)	2.45%	3.10%	4.62%	4.68	%(6)
Portfolio Turnover Rate	30%		111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$38,811		$1,348	$84	$1,818	$1,693

(1)	Six months ended September 30, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(6)	Annualized.

See Notes to Financial Statements.

33

Short Duration

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.46		$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.09		0.21	0.26	0.42	0.14
Net Realized and Unrealized Gain (Loss)	0.14		0.27	0.15	0.25	—	(4)
Total From Investment Operations	0.23		0.48	0.41	0.67	0.14
Distributions
From Net Investment Income	(0.09)		(0.22)	(0.33)	(0.41)	(0.14)
From Net Realized Gains	—		(0.06)	(0.08)	—	—
Total Distributions	(0.09)		(0.28)	(0.41)	(0.41)	(0.14)
Net Asset Value, End of Period	$10.60		$10.46	$10.26	$10.26	$10.00

Total Return(5)	2.21%		4.72%	4.03%	6.91%	1.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.86	%(6)	0.86%	0.87%	0.87%	0.87	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.64	%(6)	2.00%	2.65%	4.17%	4.23	%(6)
Portfolio Turnover Rate	30%		111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$123,289		$99,307	$61,314	$4,559	$1,690

(1)	Six months ended September 30, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(6)	Annualized.

See Notes to Financial Statements.

34

Short Duration

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.46		$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.05		0.13	0.27	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.14		0.27	0.06	0.25	—	(4)
Total From Investment Operations	0.19		0.40	0.33	0.60	0.11
Distributions
From Net Investment Income	(0.05)		(0.14)	(0.25)	(0.34)	(0.11)
From Net Realized Gains	—		(0.06)	(0.08)	—	—
Total Distributions	(0.05)		(0.20)	(0.33)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.60		$10.46	$10.26	$10.26	$10.00

Total Return(5)	1.83%		3.94%	3.25%	6.11%	1.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.61	%(6)	1.61%	1.62%	1.62%	1.62	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.89	%(6)	1.25%	1.90%	3.42%	3.48	%(6)
Portfolio Turnover Rate	30%		111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$1,087		$1,232	$1,075	$1,834	$1,686

(1)	Six months ended September 30, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(6)	Annualized.

See Notes to Financial Statements.

35

Short Duration

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.46		$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.05		0.13	0.21	0.34	0.11
Net Realized and Unrealized Gain (Loss)	0.14		0.27	0.12	0.26	—	(4)
Total From Investment Operations	0.19		0.40	0.33	0.60	0.11
Distributions
From Net Investment Income	(0.05)		(0.14)	(0.25)	(0.34)	(0.11)
From Net Realized Gains	—		(0.06)	(0.08)	—	—
Total Distributions	(0.05)		(0.20)	(0.33)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.60		$10.46	$10.26	$10.26	$10.00

Total Return(5)	1.83%		3.94%	3.25%	6.11%	1.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.61	%(6)	1.61%	1.62%	1.62%	1.62	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.89	%(6)	1.25%	1.90%	3.42%	3.48	%(6)
Portfolio Turnover Rate	30%		111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$43,969		$28,464	$10,042	$3,006	$1,686

(1)	Six months ended September 30, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)
Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(6)	Annualized.

See Notes to Financial Statements.

36

Short Duration

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010(1)		2010	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$10.46		$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(3)	0.07		0.18	0.33	0.40	0.13
Net Realized and Unrealized Gain (Loss)	0.15		0.27	0.05	0.25	—	(4)
Total From Investment Operations	0.22		0.45	0.38	0.65	0.13
Distributions
From Net Investment Income	(0.08)		(0.19)	(0.30)	(0.39)	(0.13)
From Net Realized Gains	—		(0.06)	(0.08)	—	—
Total Distributions	(0.08)		(0.25)	(0.38)	(0.39)	(0.13)
Net Asset Value, End of Period	$10.60		$10.46	$10.26	$10.26	$10.00

Total Return(5)	2.08%		4.46%	3.77%	6.64%	1.29%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.11	%(6)	1.11%	1.12%	1.12%	1.12	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.39	%(6)	1.75%	2.40%	3.92%	3.98	%(6)
Portfolio Turnover Rate	30%		111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$811		$432	$61	$1,801	$1,689

(1)	Six months ended September 30, 2010 (unaudited).

(2)	November 30, 2006 (fund inception) through March 31, 2007.

(3)	Computed using average shares outstanding throughout the period.

(4)	Per-share amount was less than $0.005.

(5)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

(6)	Annualized.

See Notes to Financial Statements.

37

 Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	106,420,646
	Against:	1,387,096
	Abstain:	3,052,948
	Broker Non-Vote:	34,195,430

Institutional Class	For:	845,118
	Against:	0
	Abstain:	0
	Broker Non-Vote:	448,703

38

 Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board also considered information received in connection with its ongoing oversight and quarterly evaluation, directly and through the committees of the Board, of the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

39

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board members may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

40

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify within or among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

41

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

42

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders.

43

 Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

 Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. 1-3 Years Government/Credit Bond Index is a component of the U.S. Government/Credit Bond Index, which includes Treasury and agency securities (U.S. Government Bond Index) and publicly issued U.S. corporate and foreign debentures and secured notes (U.S. Credit Bond Index). The bonds in the index are investment-grade with a maturity between one and three years.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate Bond Index (investment-grade) consists of publicly issued U.S. corporate and specified foreign debentures that are SEC-registered and meet specific maturity, liquidity, and quality requirements.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded.

The Barclays Capital U.S. MBS Index (mortgage-backed securities) is a component of the U.S. Aggregate Bond Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Bond Index is the U.S. Treasury component of the U.S. Government/Credit Bond Index (a subset of the U.S. Aggregate Bond Index), is composed of public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes Treasury Bills.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities issued by the U.S. Treasury with a remaining maturity of one year or more.

45

 Notes

46

 Notes

47

 Notes

48

Contact Us

americancentury.com

Automated Information Line	1-800-345-8765

Investor Services Representative	1-800-345-2021 or 816-531-5575

Investors Using Advisors	1-800-378-9878

Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488

Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-SAN-69836

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY INVESTMENT TRUST

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 29, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	November 29, 2010